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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                             Dated as of May 2, 2003

                                      Among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 as the Lenders

                              BANK OF AMERICA, N.A.

                                  as the Agent

                         BANC OF AMERICA SECURITIES LLC

                     as Sole Lead Arranger and Book Manager

                          FLEET RETAIL FINANCE INC. and
                       THE CIT GROUP/BUSINESS CREDIT, INC.

                            as Co-Syndication Agents

                                 SPIEGEL, INC.,
                               EDDIE BAUER, INC.,
                             SPIEGEL CATALOG, INC.,
                            ULTIMATE OUTLET INC. and
                               NEWPORT NEWS, INC.

     Each as a Debtor-in-Possession Under Chapter 11 of the Bankruptcy Code

                           as Borrowers and Guarantors

                                       and

                 THE SUBSIDIARIES OF SPIEGEL, INC. PARTY HERETO

                                  as Guarantors

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                                TABLE OF CONTENTS

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ARTICLE 1    INTERPRETATION OF THIS AGREEMENT.........................................................................   2
             1.1      Definitions.....................................................................................   2
             1.2      Accounting Terms................................................................................  43
             1.3      Interpretive Provisions.........................................................................  43
             1.4      Interest Act (Canada)...........................................................................  44

ARTICLE 2    LOANS AND LETTERS OF CREDIT..............................................................................  44
             2.1      Total Facility..................................................................................  44
             2.2      Revolving Loans.................................................................................  44
             2.3      Letters of Credit...............................................................................  51
             2.4      Bank Products...................................................................................  58

ARTICLE 3    INTEREST AND FEES........................................................................................  59
             3.1      Interest........................................................................................  59
             3.2      Conversion and Continuation Elections...........................................................  59
             3.3      Maximum Interest Rate...........................................................................  61
             3.4      Unused Line Fee.................................................................................  61
             3.5      Letter of Credit Fee............................................................................  62
             3.6      Fee Letters.....................................................................................  62
             3.7      Payment of Fees.................................................................................  62

ARTICLE 4    PAYMENTS AND PREPAYMENTS.................................................................................  62
             4.1      Revolving Loans.................................................................................  62
             4.2      Termination or Reduction of Facility............................................................  62
             4.3      Payments by the Loan Parties....................................................................  63
             4.4      Payments as Revolving Loans.....................................................................  64
             4.5      Apportionment and Application and Reversal of Payments..........................................  64
             4.6      Indemnity for Returned Payments.................................................................  65
             4.7      Agent's and Lenders' Books and Records; Monthly Statements......................................  65

ARTICLE 5    TAXES, YIELD PROTECTION AND ILLEGALITY...................................................................  66
             5.1      Taxes...........................................................................................  66
             5.2      Illegality......................................................................................  68
             5.3      Increased Costs and Reduction of Return.........................................................  68
             5.4      Funding Losses..................................................................................  69
             5.5      Inability to Determine Rates....................................................................  69
             5.6      Certificates of Lenders.........................................................................  69
             5.7      Survival........................................................................................  69

ARTICLE 6    COLLATERAL; ADMINISTRATIVE SUPERPRIORITY.................................................................  70
             6.1      Grant of Security Interest......................................................................  70
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             6.2      Perfection and Protection of Security Interest..................................................  72
             6.3      Location of Collateral..........................................................................  74
             6.4      Title to, Liens on, and Sale and Use of Collateral..............................................  75
             6.5      [Intentionally Omitted].........................................................................  75
             6.6      Access and Examination; Promotional Materials...................................................  75
             6.7      Collateral Reporting............................................................................  76
             6.8      Accounts........................................................................................  77
             6.9      Collection of Accounts; Payments................................................................  78
             6.10     Inventory; Perpetual Inventory..................................................................  80
             6.11     Equipment.......................................................................................  80
             6.12     [Intentionally Omitted].........................................................................  81
             6.13     Documents, Instruments, and Chattel Paper.......................................................  81
             6.14     Right to Cure...................................................................................  81
             6.15     Power of Attorney...............................................................................  81
             6.16     The Agent's and Lenders' Rights, Duties and Liabilities.........................................  82
             6.17     Patent, Trademark and Copyright Collateral......................................................  83
             6.18     Grant of License to Use Intellectual Property...................................................  84

ARTICLE 7    BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES........................................................  85
             7.1      Books and Records...............................................................................  85
             7.2      Financial and Other Information.................................................................  85
             7.3      Notices to the Lenders..........................................................................  90

ARTICLE 8    GENERAL WARRANTIES AND REPRESENTATIONS...................................................................  93
             8.1      Authorization, Validity, and Enforceability of this Agreement and the Loan Documents............  93
             8.2      Validity and Priority of Security Interest......................................................  93
             8.3      Organization and Qualification..................................................................  94
             8.4      Corporate Name; Prior Transactions..............................................................  94
             8.5      Subsidiaries and Affiliates.....................................................................  94
             8.6      Financial Statements and Projections............................................................  94
             8.7      Capitalization..................................................................................  95
             8.8      Reorganization Matters..........................................................................  95
             8.9      Debt............................................................................................  95
             8.10     Distributions...................................................................................  95
             8.11     Title to Property...............................................................................  95
             8.12     Real Estate; Leases.............................................................................  95
             8.13     Proprietary Rights..............................................................................  96
             8.14     Trade Names.....................................................................................  96
             8.15     Litigation......................................................................................  96
             8.16     Restrictive Agreements..........................................................................  96
             8.17     Labor Disputes..................................................................................  96
             8.18     Environmental Laws..............................................................................  97
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             8.19     No Violation of Law.............................................................................  98
             8.20     No Default......................................................................................  98
             8.21     ERISA Compliance................................................................................  98
             8.22     Taxes...........................................................................................  99
             8.23     Regulated Entities..............................................................................  99
             8.24     Use of Proceeds; Margin Regulations.............................................................  99
             8.25     Copyrights, Patents, Trademarks and Licenses, etc. ............................................. 100
             8.26     No Material Adverse Change...................................................................... 100
             8.27     Full Disclosure................................................................................. 100
             8.28     Material Agreements............................................................................. 100
             8.29     Bank Accounts................................................................................... 100
             8.30     Assets Necessary for Conduct of Business........................................................ 100
             8.31     Existing Securitization Program................................................................. 100

ARTICLE 9    AFFIRMATIVE AND NEGATIVE COVENANTS....................................................................... 101
             9.1      Taxes and Other Obligations..................................................................... 101
             9.2      Legal Existence and Good Standing............................................................... 101
             9.3      Compliance with Law and Agreements; Maintenance of Licenses..................................... 102
             9.4      Maintenance of Property; Inspection of Property................................................. 102
             9.5      Insurance....................................................................................... 102
             9.6      [Intentionally Omitted]......................................................................... 103
             9.7      Environmental Laws.............................................................................. 103
             9.8      Compliance with ERISA........................................................................... 104
             9.9      Mergers, Consolidations or Sales................................................................ 104
             9.10     Distributions; Capital Change; Restricted Investments........................................... 105
             9.11     [Intentionally Omitted]......................................................................... 105
             9.12     Guaranties...................................................................................... 105
             9.13     Debt.............................................................................................105
             9.14     Prepayment...................................................................................... 106
             9.15     Transactions with Affiliates.................................................................... 106
             9.16     Investment Banking and Finder's Fees............................................................ 107
             9.17     Reserved........................................................................................ 107
             9.18     Business Conducted.............................................................................. 107
             9.19     Liens........................................................................................... 107
             9.20     Sale and Leaseback Transactions................................................................. 107
             9.21     New Subsidiaries................................................................................ 107
             9.22     Fiscal Year..................................................................................... 107
             9.23     Modification of Permitted Consumer Credit Card Program Documents................................ 108
             9.24     Use of Proceeds................................................................................. 108
             9.25     Interim Bankruptcy Court Order; Final Bankruptcy Court Order; Administrative Expense Claim
                       Priority; Lien Priority........................................................................ 108
             9.26     Further Assurances.............................................................................. 109
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             9.27     [Intentionally Omitted]......................................................................... 109
             9.28     Obligations under Real Estate Leases, Equipment Leases and Licenses............................. 109
             9.29     Reclamation Claims.............................................................................. 109
             9.30     Prepetition Claims.............................................................................. 110
             9.31     Applications to Bankruptcy Court................................................................ 110
             9.32     Use of Letters of Credit........................................................................ 110
             9.33     Notices......................................................................................... 110
             9.34     Restructuring Advisor........................................................................... 110
             9.35     Reserved........................................................................................ 110
             9.36     Sourcing Arrangements........................................................................... 110
             9.37     Minimum Combined Availability................................................................... 111
             9.38     Capital Expenditures............................................................................ 111

ARTICLE 10   CONDITIONS OF LENDING.................................................................................... 112
             10.1     Conditions Precedent to Making of Loans on the Closing Date..................................... 112
             10.2     Conditions Precedent to Making of Loans on and after the Final Bankruptcy Court Order Date...... 116
             10.3     Conditions Precedent to Each Loan............................................................... 117

ARTICLE 11   DEFAULT; REMEDIES........................................................................................ 118
             11.1     Events of Default............................................................................... 118
             11.2     Remedies........................................................................................ 123

ARTICLE 12   TERM AND TERMINATION..................................................................................... 125
             12.1     Term and Termination............................................................................ 125

ARTICLE 13   AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS.............................................. 125
             13.1     No Waivers; Cumulative Remedies................................................................. 125
             13.2     Amendments and Waivers.......................................................................... 125
             13.3     Assignments; Participations..................................................................... 127

ARTICLE 14   THE AGENT................................................................................................ 129
             14.1     Appointment and Authorization................................................................... 129
             14.2     Delegation of Duties............................................................................ 130
             14.3     Liability of Agent.............................................................................. 130
             14.4     Reliance by Agent............................................................................... 131
             14.5     Notice of Default............................................................................... 131
             14.6     Credit Decision................................................................................. 131
             14.7     Indemnification................................................................................. 132
             14.8     Agent in Individual Capacity.................................................................... 132
             14.9     Successor Agent................................................................................. 132
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             14.10    Withholding Tax................................................................................. 133
             14.11    Reserved........................................................................................ 134
             14.12    Collateral Matters.............................................................................. 134
             14.13    Restrictions on Actions by Lenders; Sharing of Payments......................................... 135
             14.14    Agency for Perfection........................................................................... 136
             14.15    Payments by Agent to Lenders.................................................................... 136
             14.16    Concerning the Collateral and the Related Loan Documents........................................ 136
             14.17    Field Audit and Examination Reports; Disclaimer by Lenders...................................... 137
             14.18    Relation Among Lenders.......................................................................... 137
             14.19    The Arranger and Co-Agents, Etc. ............................................................... 138

ARTICLE 15   MISCELLANEOUS............................................................................................ 138
             15.1     No Waivers; Cumulative Remedies................................................................. 138
             15.2     Severability.................................................................................... 138
             15.3     Governing Law; Choice of Forum; Service of Process.............................................. 138
             15.4     Waiver of Jury Trial............................................................................ 139
             15.5     Survival of Representations and Warranties...................................................... 140
             15.6     Other Security and Guaranties................................................................... 140
             15.7     Fees and Expenses............................................................................... 140
             15.8     Notices......................................................................................... 141
             15.9     Waiver of Notices............................................................................... 142
             15.10    Binding Effect.................................................................................. 142
             15.11    Indemnity of the Agent and the Lenders by the Loan Parties...................................... 142
             15.12    Limitation of Liability......................................................................... 143
             15.13    Final Agreement................................................................................. 143
             15.14    Counterparts.................................................................................... 144
             15.15    Captions........................................................................................ 144
             15.16    Right of Setoff................................................................................. 144
             15.17    Joint and Several Liability..................................................................... 144
             15.18    Confidentiality................................................................................. 145
             15.19    Conflicts with Other Loan Documents............................................................. 146
             15.20    Appraisals...................................................................................... 146

ARTICLE 16   GUARANTEES............................................................................................... 147
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EXHIBITS

EXHIBIT A    -        FORM OF INTERIM BANKRUPTCY COURT ORDER
EXHIBIT B    -        FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C    -        FINANCIAL STATEMENTS
EXHIBIT D    -        FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
EXHIBIT E    -        FORM OF NOTICE OF BORROWING
EXHIBIT F    -        FORM OF NOTICE OF CONVERSION/CONTINUATION
EXHIBIT G    -        [INTENTIONALLY OMITTED]
EXHIBIT H    -        INITIAL DIP FORECAST

SCHEDULES
Schedule 1.1(a)       COMMITMENTS
Schedule 1.1(b)       EXCLUDED SUBSIDIARIES
Schedule 1.1(c)       MAJOR CREDIT CARD PROGRAM AGREEMENTS
Schedule 6.l(a)(xiv)  COMMERCIAL TORT CLAIMS
Schedule 6.3 LOAN PARTIES' CHIEF EXECUTIVE OFFICE, THE LOCATION OF ITS BOOKS AND RECORDS, THE LOCATIONS OF THE COLLATERAL
Schedule 6.17         INTELLECTUAL PROPERTY
Schedule 8.4          CORPORATE NAME; PRIOR TRANSACTIONS
Schedule 8.5          SUBSIDIARIES AND AFFILIATES
Schedule 8.7          CAPITALIZATION OF LOAN PARTIES
Schedule 8.9          DEBT
Schedule 8.11         OWNED REAL PROPERTY
Schedule 8.12         LEASES
Schedule 8.13         PROPRIETARY RIGHTS
Schedule 8.14         TRADE NAMES
Schedule 8.15         LITIGATION
Schedule 8.17         LABOR DISPUTES
Schedule 8.18         ENVIRONMENTAL ISSUES
Schedule 8.19         VIOLATIONS OF LAW
Schedule 8.21         ERISA ISSUES
Schedule 8.26         MATERIAL ADVERSE CHANGE
Schedule 8.28         MATERIAL AGREEMENTS
Schedule 8.29         BANK ACCOUNTS
Schedule 9.3          COMPLIANCE WITH LAWS
Schedule 9.12         EXISTING GUARANTIES
Schedule 9.15         TRANSACTIONS WITH AFFILIATES
Schedule 9.19         EXISTING LIENS
Schedule 10.1(m)      GOOD STANDING CERTIFICATES

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     Amended and Restated Loan and Security Agreement, dated as of May 2, 2003, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A., with an office at 335 Madison Avenue, New York, New York, as agent for the Lenders (in its capacity as agent, together with any successor in such capacity, the "Agent"), Banc of America Securities LLC, as sole lead arranger and book manager (in such capacity, the "Arranger"), Fleet Retail Finance Inc. and The CIT Group/Business Credit, Inc., as co-syndication agents (in such capacity, the "Co-Syndication Agents"), Spiegel, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code (as hereinafter defined) ("Spiegel", and in its capacity as authorized representative of the Borrowers, the "Authorized Representative"), Eddie Bauer, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Eddie Bauer"), Spiegel Catalog, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Catalog"), Ultimate Outlet Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Ultimate") and Newport News, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Newport" and, together with Spiegel, Eddie Bauer, Catalog and Ultimate, jointly and severally, the "Borrowers", and Spiegel and each of its direct and indirect Subsidiaries that is a signatory hereto as a Guarantor (each a "Guarantor" and collectively, the "Guarantors"), each of which is a debtor-in-possession under Chapter 11 of the Bankruptcy Code.

                              W I T N E S S E T H:

     WHEREAS, (i) each of the Borrowers and Guarantors has filed in the Bankruptcy Court (as hereinafter defined) a voluntary petition for relief under Chapter 11 of the Bankruptcy Code (as hereinafter defined) and has continued in the possession of its assets and in the management of its businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code, and such reorganization cases are being jointly administered under Case Number 03-11540 (CB) (the "Case") and (ii) each of the Canadian Guarantors intends to file an application for relief pursuant to Section 18.6 of the CCAA (the "Canadian Case");

     WHEREAS, pursuant to and subject to the terms and conditions of the Loan and Security Agreement, dated as of March 17, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement"), among the Lenders, the Agent, the Arranger, the Co-Syndication Agents, the Borrowers and the Guarantors, the Lenders agreed to make available to the Borrowers a debtor-in-possession revolving credit facility of up to $400,000,000;

     WHEREAS, the Borrowers, the Guarantors, the Lenders, the Agent, the Arranger and the Co-Syndication Agents have agreed to amend and restate the Existing Loan Agreement as set forth below in order to, among other things, provide for the items specified in Section 10.2(e);

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree that on the Restatement Effective Date (as hereinafter defined), the Existing Loan Agreement shall be amended and restated in its entirety as follows:

                                    ARTICLE 1

                        INTERPRETATION OF THIS AGREEMENT

     1.1  Definitions. As used herein:

          "Accelerated Delivery Period" means the period commencing upon the occurrence of a Combined Availability Threshold Event and continuing until such time thereafter as Combined Availability is greater than $100,000,000 at all times for thirty (30) consecutive days and the Authorized Representative has delivered to the Agent evidence reasonably satisfactory to the Agent of satisfaction of such condition for such thirty (30) consecutive day period.

          "Account Debtor" means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangible (including a payment intangible).

          "Accounts" means, with respect to any Loan Party, all of such Loan Party's now owned or hereafter acquired or arising accounts (as defined in the UCC), and any other rights of such Loan Party to payment for the sale or lease of Inventory or goods or rendition of services, whether or not they have been earned by performance, including, without limitation, Major Credit Card Receivables and Consumer Credit Card Receivables.

          "Accounts Appraisal" means (a) prior to the Final Bankruptcy Court Order Date, the appraisal of the Consumer Credit Card Receivables of the Borrowers delivered to the Agent and the Lenders within 30 days after the Interim Bankruptcy Court Order Date and prepared by an appraiser acceptable to the Agent and the Initial Lenders and to be in form, scope and substance satisfactory to the Agent and the Initial Lenders and (b) thereafter, each Account Appraisal delivered pursuant to Section 15.20.

          "ACH Transactions" means any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of any Borrower pursuant to agreement or overdrafts.

          "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, ten percent (10%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

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          "Agent" means the Bank, solely in its capacity as agent for the
Lenders, and any successor agent.

          "Agent Advances" has the meaning specified in Section 2.2(i).

          "Agent-Related Persons" means the Agent and any successor agent, together with their respective Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of such Persons.

          "Agent's Liens" means the Liens granted to the Agent, for the ratable benefit of the Lenders, the Bank and the Agent, pursuant to this Agreement and the other Loan Documents.

          "Aggregate Outstandings" means, at any date of determination, without duplication: the sum of (a) the aggregate unpaid principal balance of all Revolving Loans, (b) one hundred percent (100%) of the aggregate undrawn amount of all outstanding Letters of Credit and (c) the aggregate amount of any unpaid reimbursement obligations in respect of all Letters of Credit.

          "Agreed Administrative Expense Claim Priorities" means the administrative expense claims incurred by the Loan Parties and shall have the following order of priority:

          first, in equal priority of payment, (i) amounts payable pursuant to 28 U.S.C. Section 1930(a)(6), (ii) professional fees and expenses of any examiner in connection with the Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief entered in the matter of United States Securities and Exchange Commission v. Spiegel, Inc. on March 11, 2003 and (iii) upon the occurrence and during the continuance of an Event of Default, unpaid allowed fees and expenses (whether incurred prior to or subsequent to such Event of Default) of attorneys, accountants, financial advisors, consultants and other professionals retained by the Loan Parties, or any official creditors' committee (the "Creditors' Committee") or other statutory committee appointed in the Case pursuant to Sections 327 and 1103 of the Bankruptcy Code or any Chapter 11 or Chapter 7 trustees appointed in the Case (except, in each case, to the extent that such fees and expenses represent services or were incurred in the prosecution of actions, claims or causes of action against the Bank, the Agent or any of the Lenders in connection with a challenge to any aspect of their rights and obligations with respect to any Loan Document) ("Professional Expenses"), but the amount of Professional Expenses entitled to priority under clause (iii) of this clause first ("Priority Professional Expenses") shall not exceed in the aggregate an amount (the "Priority Professional Expense Cap") equal to $7,000,000; provided, however, that prior to the occurrence of an Event of Default any payments actually made to such professionals under 11 U.S.C. Sections 330 and 331 in respect of fees and expenses incurred shall not reduce the Priority Professional Expense Cap;

          second, all Obligations; and

          third, all other allowed administrative expense claims.

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          "Agreement" means this Amended and Restated Loan and Security
Agreement.

          "Agreement Value" means, for each Hedge Agreement, on any date of determination, an amount determined by the Agent equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the "Master Agreement"), the amount, if any, that would be payable by a Loan Party or any of its Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party or such Subsidiary was the sole "Affected Party", and (iii) the Agent was the sole party determining such payment amount (with the Agent making such determination pursuant to the provisions of the form of Master Agreement); or (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to a Loan Party or its Subsidiary party to such Hedge Agreement determined by the Agent based on the settlement price of such Hedge Agreement on such date of determination, or (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to a Loan Party or its Subsidiary party to such Hedge Agreement determined by the Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or such Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or such Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.

          "Alternate Inventory Borrowing Base Limit" means, at any time on or after the Final Bankruptcy Court Order Date, the sum of (a) the Non-Eddie Bauer Inventory Borrowing Base Limit at such time plus (b) the Eddie Bauer Inventory Borrowing Base Amount at such time.

          "Anniversary Date" means each anniversary of the Closing Date.

          "Applicable Margin" means, with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), 1.00%; and with respect to LIBOR Rate Loans, 3.00%.

          "Appraisals" means a collective reference to the Accounts Appraisal, the Inventory Appraisal and the Real Estate Appraisal, and "Appraisal" means any one of them.

          "Arranger" has the meaning specified in the introductory paragraph hereof.

          "Assignee" has the meaning specified in Section 13.3(a).

          "Assignment and Acceptance" has the meaning specified in Section 13.3(a).

          "Attorney Costs" means and includes (i) all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Agent and (ii) to the extent incurred on or prior to the Final Bankruptcy Court Order Date, all reasonable fees, expenses and disbursements of any law firm engaged by any of the Initial Lenders (other than the Bank).

          "Authorized Representative" has the meaning specified in the introductory paragraph hereof.

          "Bank" means Bank of America, N.A., a national banking association, or any successor entity thereto.

          "Bank Loan" and "Bank Loans" have the meanings specified in Section 2.2(h).

          "Bank Products" means any one or more of the following types of services or facilities extended to any Loan Party by the Bank or any Affiliate of the Bank, or any other Lender (or any of its Affiliates) or other bank, in each case, reasonably acceptable to the Agent (it being agreed by the Agent that each of the Initial Lenders and their respective Affiliates is acceptable to the Agent): (i) credit cards (including, without limitation, merchant card processing services); (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

          "Bank Product Reserves" means all reserves which the Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding.

          "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.).

          "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York and, to the extent the United States District Court for the Southern District of New York sits in bankruptcy with respect to any matter relating to the Case, then the United States District Court for the Southern District of New York.

          "Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina, as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

          "Base Rate Loan" means a Loan during any period in which it bears interest based on the Base Rate.

          "Blocked Account Agreement" means an agreement among a Loan Party, the Agent and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

          "Borrowers" has the meaning specified in the introductory paragraph to this Agreement.

          "Borrowing" means a borrowing hereunder consisting of Loans made on the same day by the Lenders to the Borrowers (or by the Bank in the case of a Borrowing funded by Bank Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance.

          "Borrowing Base Certificate" means a certificate by a Responsible Officer of each of the Borrowers and Eddie Bauer Canada, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth a good faith calculation of the Combined Availability, including a good faith calculation of each component thereof, as of the close of business no more than three (3) Business Days prior to the date of such certificate, all in such detail as shall be satisfactory to the Agent. All calculations of Combined Availability in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers and Eddie Bauer Canada and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

          "Borrowing Base Real Estate" means, at any time, the following Real
Estate: (a) the Real Estate owned by Distribution Fulfillment Services, Inc.
(DFS) on the Closing Date located at 4545 Fisher Road, Columbus, Ohio, (b) the Real Estate owned by Newport on the Closing Date located at 5201 City Line Road, Newport News, Virginia and (c) the Real Estate owned by Eddie Bauer on the Closing Date located at 15010 NE 36th Street, 3700 150th Avenue NE and 15012 NE 38th Street, Redmond, Washington, in each instance, only so long as the relevant Loan Party continues to own such Real Estate free and clear of any and all Liens other than the Agent's Liens and Liens permitted under clause (e) of the defined term Permitted Lien.

          "Budget" means (a) on the Closing Date, the Initial Budget and (b) thereafter, each Budget delivered pursuant to Section 6.7(i).

          "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in New York, New York or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

          "Canadian Bankruptcy Court" means the Superior Court of Justice (Ontario).

          "Canadian Case" has the meaning specified in the Recitals hereof.

          "Canadian Effective Date" means the date which is the later of (i) the date the CCAA Order becomes final without further ability to appeal and (ii) the date the Agent receives the Canadian Guarantees executed by each of the Canadian Guarantors and the Agent determines that it has a perfected first priority Lien on all the Inventory of Eddie Bauer Canada pursuant to the Canadian Security Documents, and the Agent has received such documents, opinions and certificates as the Agent shall have requested in connection therewith.

          "Canadian Guarantees" means the Guarantees, dated on or about the date of the CCAA Order, made by each of the Canadian Guarantors in favor of the Agent for the benefit of the Agent and the Lenders.

          "Canadian Guarantors" means Eddie Bauer Canada and Spiegel Canada.

          "Canadian Security Agreements" means the Security Agreements, dated on or about the date of the CCAA Order, between each of the Canadian Guarantors and the Agent for the benefit of the Agent and the Lenders.

          "Canadian Security Documents" means the Canadian Security Agreements and any other agreements entered into by either of the Canadian Guarantors pursuant to which the Agent has been granted a Lien to secure any and all of the Obligations.

          "Canadian Triggering Event" means the occurrence for any reason of any of the following events:

          (a) at any time after the Canadian Effective Date, an order with respect to the Canadian Case shall be entered by the Canadian Bankruptcy Court (i) appointing a trustee or (ii) appointing an examiner with enlarged powers substantially similar to those of a trustee;

          (b) at any time after the Canadian Effective Date, an order with respect to the Canadian Case shall be entered by the Canadian Bankruptcy Court converting such Canadian Case to a case which does not contain a provision for termination of all of the Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders upon such conversion;

          (c) at any time after the Canadian Effective Date, (i) an order shall be entered by the Canadian Bankruptcy Court confirming a plan of reorganization in the Canadian Case which does not (x) contain a provision for termination of all of the Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit on the date of effectiveness of such plan and otherwise in a manner satisfactory to the Agent and the Lenders on or before the effective date of such plan and (y) provide for the continuation of the Agent's Liens and priorities until such effective date or (ii) any Canadian Guarantor shall have filed such a plan of reorganization in the Canadian Case;

          (d) at any time after the Canadian Effective Date, an order shall be entered by the Canadian Bankruptcy Court dismissing the Canadian Case which does not contain a provision for termination of all of the Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders upon such dismissal;

          (e) at any time after the Canadian Effective Date, an order with respect to the Canadian Case shall be entered, in each case without the express prior written consent of the Agent and the Lenders, (i) to revoke, vacate, reverse, stay, modify, supplement or amend the credit facility herein contemplated, any Loan Document or the CCAA Order or (ii) to grant or permit the grant of any Lien (other than the Permitted Liens), which is senior to or pari passu with the superpriority claim of the Agent and the Lenders on any Collateral;

          (f)  an application for any of the orders described in clause (a),
     (b), (c), (d) or (e) above shall be made by any Loan Party or any other Person and such application (if made by any Person other than such Loan Party) is not contested by such Loan Party in good faith or the relief requested is granted in an order that is not stayed pending appeal;

          (g) except in connection with the Canadian Case, any Canadian Guarantor shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or file any proposal or notice of intent to file a proposal or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the Bankruptcy and Insolvency Act of Canada, the CCAA, or under any other bankruptcy or insolvency, liquidation, winding-up or similar act or law, state, provincial, federal or foreign, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, proposal, action or proceeding (other than ancillary to the Case); (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due or shall admit in writing its inability to pay its debts generally as they become due;

          (h) except in connection with the Canadian Case, an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of either of the Canadian Guarantors or for any other relief under the Bankruptcy and Insolvency Act of Canada, the CCAA, or under any other bankruptcy or insolvency, liquidation, winding-up or similar act or law, state, provincial, federal or foreign, now or hereafter existing and such petition or proceeding shall not be dismissed within forty-five (45) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;

          (i) except in connection with the Canadian Case, a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for either of the Canadian Guarantors or for all or any substantial part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property of either of the Canadian Guarantors or any distress or analogous process is levied against any part of property of either of the Canadian Guarantors, which in any case constitutes a material portion of the property of the Loan Parties taken as a whole;

          (j) an order shall be entered by the Canadian Bankruptcy Court that is not stayed pending appeal granting relief from the automatic stay to the holder or holders of any Liens on any assets of any Loan Party and the Agent and the Majority Lenders shall determine that a Material Adverse Effect is reasonably likely to result from the entry of such order;

          (k) (i) any Person files a plan of reorganization in the Canadian Case which does not contain a provision for termination of all Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders on or before the effective date of such plan and (ii) an order shall be entered by the Canadian Bankruptcy Court approving the disclosure statement with respect to any such plan;

          (l) an order is entered by the Canadian Bankruptcy Court which impairs in any material respect, invalidates or reduces the Agent's or any Lender's claims against any Loan Party or impairs in any material respect, invalidates, challenges or subordinates any Lien on any Collateral or to subject any Collateral to assessment pursuant to Section 506(c) of the Bankruptcy Code or otherwise;

          (m) a Final Order shall be entered by the Canadian Bankruptcy Court with respect to the Canadian Case granting any creditor relief from the automatic stay which, in the Majority Lenders' reasonable judgment, has any material and adverse impact on the Lenders or the Collateral; or

          (n) an order shall have been entered by the Canadian Bankruptcy Court avoiding or requiring disgorgement by the Agent or any of the Lenders of any amounts received in respect of the Obligations.

          "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any Lender or of any corporation controlling a Lender.

          "Capital Expenditures" means all payments due (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

          "Capital Lease" means any lease of property by any Loan Party which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Loan Party.

          "Cardholder Agreement" means the agreement (and the related application) for any Consumer Credit Card Account, as such agreement may be amended, modified or otherwise changed from time to time in accordance with the terms thereof.

          "Cardholder Guidelines" means the policies and procedures of a credit card issuer relating to the operation of its credit card business in form and substance satisfactory to the Agent and the Initial Lenders, including, without limitation, the policies and procedures for determining the creditworthiness of potential and existing credit card customers, the extension of credit to credit card customers, the terms on which repayments are required to be made and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time with the prior written consent of the Agent.

          "Carve-Out Expenses" means those amounts, fees, expenses and claims set forth in clause first of the definition of the term "Agreed Administrative Expense Claim Priorities."

          "Carve-Out Reserve" means at any time an amount equal to $7,000,000.

          "Case" has the meaning specified in the Recitals hereof.

          "Catalog" has the meaning specified in the introductory paragraph of this Agreement.

          "CCAA" means the Companies Creditors' Arrangement Act (Canada).

          "CCAA Order" means the order of the Canadian Bankruptcy Court in form, scope and substance satisfactory to the Agent and the Majority Lenders approving the Canadian Case.

          "Change of Control" means either of the following: (i) any one or more events shall occur (whether at the same or different times) the result of which is (x) the failure of the Otto Interests to own, directly or indirectly, free and clear of all Liens (other than Liens of the type permitted by subsections
(a), (c) or (f) of the definition of "Permitted Liens") greater than 50% of the capital stock of Spiegel and (y) any Person (other than the Otto Interests) or group of Persons (other than the Otto Interests) shall own, directly or indirectly, 20% or more of the capital stock of Spiegel and such Person or group of Persons shall not be reasonably acceptable to the Agent and the Majority Lenders or (ii) Spiegel shall fail to own, directly or indirectly, 100% of the outstanding equity interests of each other Loan Party. As used in this defined term, the word "group" shall have the meaning set out in Rule 13d-5 of the Securities Exchange Act of 1934, as amended.

          "Chattel Paper" means, with respect to any Loan Party, all of such Loan Party's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

          "Clearing Bank" means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

          "Closing Date" means March 17, 2003.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and regulations promulgated thereunder.

          "Collateral" has the meaning specified in Section 6.1.

          "Combined Availability" of the Borrowers means, at any time:

          (a)  prior to the Final Bankruptcy Court Order Date:

          the lesser of (i) the Maximum Revolver Amount at such time or (ii) up to the sum of (A) the lesser of (1) 50% of the aggregate amount of Eligible Inventory of the Borrowers and Eddie Bauer Canada (on and after the Canadian Effective Date and only so long as no Canadian Triggering Event has occurred) at such time, calculated at the lower of cost (on a FIFO basis) or market value and (2) 75% of the aggregate Orderly Liquidation Value of Eligible Inventory of the Borrowers and Eddie Bauer Canada (on and after the Canadian Effective Date and only so long as no Canadian Triggering Event has occurred) at such time and
          (B) the LC Inventory Availability at such time,

               on or after the Final Bankruptcy Court Order Date:

          the lesser of (i) the Maximum Revolver Amount at such time or (ii) the sum of up to (A) 85% of the aggregate Net Amount of Eligible Major Credit Card Receivables of the Borrowers at such time, plus (B) subject to the proviso at the end of clause (C) below, the lesser of
          (1) 65% of the aggregate amount of Eligible Inventory of the Borrowers and Eddie Bauer Canada (on and after the Canadian Effective Date and only so long as no Canadian Triggering Event has occurred) at such time, calculated at the lower of cost (on a FIFO basis) or market value and (2) 85% of the aggregate Orderly Liquidation Value of Eligible Inventory of the Borrowers and Eddie Bauer Canada (on and after the Canadian Effective Date and only so long as no Canadian Triggering Event has occurred) at such time, plus (C) the LC Inventory Availability at such time (provided, that in no event shall the aggregate amount of clause (B) above and this clause (C) at any time exceed the Alternate Inventory Borrowing Base Limit at such time), plus (D) prior to the Consumer Credit Card Account Line Expiration Date, the least of (1) 70% of the aggregate Net Amount of Eligible Consumer Credit Card Receivables of the

          Borrowers at such time, (2) the sum of (x) 85% of the aggregate Net Liquidation Value of Eligible Consumer Credit Card Receivables of the Borrowers at such time and (y) the lesser of $45,000,000 and the Real Estate Availability and (3) $50,000,000 less the aggregate amount of reductions (not to exceed $50,000,000) of the Commitments made under
          Section 4.2(b), plus (E) on and after the Consumer Credit Card Account Line Expiration Date, except during the Real Estate Seasonal Availability Period, the lesser of (x) $15,000,000 less the aggregate amount of reductions of the Commitments made under Section 4.2(b) that have not been applied to reduce the amount of clause (D)(3) above and
          (y) the Real Estate Availability, plus (F) during the Real Estate Seasonal Availability Period, the lesser of (x) $45,000,000 (for the Real Estate Seasonal Availability Period in 2004, $40,000,000) less the aggregate amount of reductions of the Commitments made under
          Section 4.2(b) that have not been applied to reduce the amount of clause (D)(3) above and (y) the Real Estate Availability, minus (G) the Sale Proceeds Reserve Amount at such time, minus

          (b) the sum of (i) the aggregate unpaid balance of all Revolving Loans made to the Borrowers at such time, (ii) the aggregate amount of all Pending Revolving Loans to be made to the Borrowers at such time,
          (iii) the aggregate undrawn amount of all outstanding Letters of Credit at such time, (iv) the aggregate amount of any unpaid reimbursement Obligations in respect of Letters of Credit at such time, (v) reserves (if any) established by the Agent at such time for accrued interest on the Obligations, (vi) reserves (including, without limitation, the Carve-Out Reserve) for Carve-Out Expenses (whether or not an Event of Default exists), claims against any Lender or the Agent under Section 506(c) of the Bankruptcy Code and other claims against any of the Borrowers that the Agent reasonably believes could have priority over the Obligations and (vii) all other Reserves (other than the Sale Proceeds Reserve Amount) at such time which the Agent has established in the exercise of its reasonable credit judgment to maintain with respect to the Borrowers' account, including, without limitation, reserves for landlord's liens with respect to real properties leased by a Borrower or Eddie Bauer Canada or Inventory of a Borrower or Eddie Bauer Canada located at premises not owned by such Borrower or Eddie Bauer Canada, as the case may be, reserves for gift certificates, reserves for shrinkage and returns and markdowns and reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of any Borrower or Eddie Bauer Canada.

          "Combined Availability Shortfall" has the meaning specified in Section 9.37(c).

          "Combined Availability Threshold Event" means the occurrence for any reason of Combined Availability being less than $100,000,000 at any time.

          "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on Schedule 1.1 (a) attached to this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3 and Section 4.2, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

          "Consumer Credit Card Account" means each credit card account issued by a Borrower to an obligor pursuant to a Cardholder Agreement between such Borrower and such obligor and existing pursuant to a Borrower's program of originating private label credit card receivables from sales by such Borrower of merchandise or services as specified in the Cardholder Guidelines for such Borrower.

          "Consumer Credit Card Account Line Expiration Date" means the earlier of (a) the date 120 days after the Final Bankruptcy Court Order Date and (b) the date set forth in a written notice delivered by the Borrowers to the Agent as the Consumer Credit Card Account Line Expiration Date (which date set forth in such notice shall be no earlier than 1 Business Day after the date of the Agent's receipt of such notice).

          "Consumer Credit Card Receivables" means, on any day in respect of any Consumer Credit Card Account, all amounts (other than amounts which represent finance charges, late payment fees, annual fees (if any), credit insurance premiums, returned check charges or any other fees or charges) billed to the obligor on such Consumer Credit Card Account with respect to sales by a Borrower of merchandise or services. In calculating the aggregate amount of Consumer Credit Card Receivables on any day, the amount of Consumer Credit Card Receivables shall be reduced by the aggregate amount of credit balances in the Consumer Credit Card Accounts on such day.

          "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

          "Conversion/Continuation Date" means the date of any conversion or continuation of a Base Rate Loan or LIBOR Rate Loan, or portion thereof, as contemplated by Section 3.2.

          "Co-Syndication Agents" has the meaning specified in the introductory paragraph of this Agreement.

          "Credit Support" has the meaning specified in Section 2.3(a).

          "Creditors' Committee" has the meaning specified in the definition of Agreed Administrative Expense Claim Priorities.

          "DIP Orders" means and refers to the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order and the CCAA Order.

          "Debt" means, without duplication, all liabilities, obligations and indebtedness of any Loan Party to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including in any event (a) all Obligations; (b) all obligations and liabilities of any Person secured by any Lien on any Loan Party's property, even though such Loan Party shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Loan Party prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by any Loan Party, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Loan Party prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties; (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases; (f) all obligations and liabilities of any Loan Party, contingent or otherwise, as an account party or applicant under or in respect of a letter of credit; and (g) all obligations and liabilities of any Loan Party in respect of Hedge Agreements, with Hedge Agreements to be valued at the Agreement Value thereof.

          "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

          "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) 2% per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two percentage points per annum.

          "Defaulting Lender" has the meaning specified in Section 2.2(g)(ii).

          "Distribution" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for, or other rights with respect to, such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.

          "Documents" means, with respect to any Loan Party, all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by such Loan Party.

          "DOL" means the United States Department of Labor or any successor department or agency.

          "Dollar" and "$" means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under this Agreement shall be made in Dollars.

          "Eddie Bauer" has the meaning specified in the introductory paragraph of this Agreement.

          "Eddie Bauer Canada" means Eddie Bauer of Canada, Inc., a Canadian corporation.

          "Eddie Bauer Inventory Borrowing Base Amount" means, at any time on or after the Final Bankruptcy Court Order Date, the aggregate amount of clauses (a)
(ii) (B) and (C) of the defined term Combined Availability at such time, excluding, for purposes of calculating such aggregate amount, (i) any Inventory of any Borrower (other than Eddie Bauer) and any LC Inventory Availability based upon Letters of Credit issued by the Bank to secure the payment by Spiegel or Newport of its purchase of Inventory and (ii) the effect of the Alternate Inventory Borrowing Base Limit.

          "Eligible Assignee" means (a) a commercial bank, commercial finance company or other asset based lender, having total assets in excess of $ 1,000,000,000, that is reasonably acceptable to the Agent and, from and after the date that each of the Initial Lenders has a Commitment of $50,000,000 or less and only so long as no Event of Default has occurred and is continuing, reasonably acceptable to the Authorized Representative; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any other financial institution or other Person engaged in making, purchasing or investing in commercial loans in the ordinary course of its business that is reasonably acceptable to the Agent.

          "Eligible Consumer Credit Card Accounts" means all Consumer Credit Card Accounts which the Agent in the exercise of its reasonable discretion determines to be Eligible Consumer Credit Card Accounts. Without limiting the discretion of the Agent to establish criteria of ineligibility, Eligible Consumer Credit Card Accounts shall not include any Consumer Credit Card Account unless:

          (a)  such Consumer Credit Card Account is payable in Dollars;

          (b) such Consumer Credit Card Account has been originated in connection with the extension of credit to an obligor who is a natural Person and whose application for the extension of credit was processed by any of the Merchant Borrowers and determined to be in compliance with the Cardholder Guidelines, including those relating to the extension of credit;

          (c) such Consumer Credit Card Account has not been classified as counterfeit, canceled or fraudulent, and with respect to which any card issued in connection therewith has not been stolen or lost;

          (d) the obligor on such Consumer Credit Card Account has provided, as its most recent billing address, an address which is located in the United States;

          (e)  such Consumer Credit Card Account has not been charged off;

          (f) all filings, consents, licenses, approvals and authorizations of, and registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of the underlying Consumer Credit Card Receivable(s) in such Consumer Credit Card Account or the execution, delivery and performance by the applicable Borrower of the Cardholder Agreement pursuant to which such underlying Consumer Credit Card Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

          (g) the Consumer Credit Card Receivables in such Consumer Credit Card Account (and the receivables, whether paid or outstanding, owing by the obligor on such Consumer Credit Card Account under any other credit card heretofore or hereafter issued to such obligor by such Borrower or any of its Affiliates) have not been re-aged in the aggregate for all such Consumer Credit Card Receivables and other receivables more than once in the last one-year period or three times in the last five-year period;

          (h) all of the representations, warranties, covenants and agreements contained in this Agreement with respect to such Consumer Credit Card Account are correct and have not been breached;

          (i) with respect to such Consumer Credit Card Account (and any other Consumer Credit Card Account due from the Account Debtor thereon), in whole or in part, no check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

          (j) with respect to such Consumer Credit Card Account (and each underlying Consumer Credit Card Receivable therein) none of the perfection, enforceability, or validity of the Agent's Liens in such Consumer Credit Card Account (or any underlying Consumer Credit Card Receivables therein), or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Consumer Credit Card Account (and each underlying Consumer Credit Card Receivable therein), is governed by any federal, state, or local statutory requirements other than those of the UCC; and

          (k) such Consumer Credit Card Account is subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Agent and the Lenders.

          "Eligible Consumer Credit Card Receivables" means all Consumer Credit Card Receivables which the Agent in the exercise of its reasonable discretion determines to be Eligible Consumer Credit Card Receivables. Without limiting the discretion of the Agent to establish criteria of ineligibility, Eligible Consumer Credit Card Receivables shall not include any Consumer Credit Card Receivable unless:

          (a) such Consumer Credit Card Receivable has arisen under an Eligible Consumer Credit Card Account;

          (b) such Consumer Credit Card Receivable was created after the Closing Date and in compliance at all times with all Requirements of Law and pursuant to a Cardholder Agreement that complies with all Requirements of Law;

          (c) at the time of and at all times after the creation of such Consumer Credit Card Receivable the applicable Borrower has good and marketable title thereto, free and clear of all Liens (other than Liens (x) created hereunder in favor of the Agent and (y) specified in clause (m) of the defined term Permitted Liens);

          (d) such Consumer Credit Card Receivable is the legal, valid and binding payment obligation of the obligor thereon, enforceable against such obligor in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles;

          (e) such Consumer Credit Card Receivable constitutes an "account" or a "general intangible" under Article 9 of the UCC;

          (f) such Consumer Credit Card Receivable is not more than 30 days past due the contractual due date therefor (or, in the case of a Consumer Credit Card Receivable of Eddie Bauer, not more than 60 days past due the contractual due date therefor);

          (g) all of the representations, warranties, covenants and agreements contained in this Agreement with respect to such Consumer Credit Card Receivable are correct and have not been breached;

          (h) with respect to such Consumer Credit Card Receivable (and any other Consumer Credit Card Receivable due from the Account Debtor thereon), in whole or in part, no check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

          (i) with respect to such Consumer Credit Card Receivable, to the best knowledge of each of the Loan Parties, none of the following events has occurred to the Account Debtor on such Consumer Credit Card Receivable: death or judicial declaration of incompetency of the Account Debtor; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

          (j) the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Consumer Credit Card Receivable is not impaired and that such Consumer Credit Card Receivable will be paid by the Account Debtor thereon;

          (k) the goods giving rise to such Consumer Credit Card Receivable have been delivered to (if applicable) and accepted by the related Account Debtor or the services giving rise to such Consumer Credit Card Receivable have been performed by the applicable Borrower and accepted by the related Account Debtor, and such Account Debtor has not revoked its acceptance of such goods or services;

          (l) such Consumer Credit Card Receivable is subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Agent and the Lenders;

          (m) the obligor in respect of such Consumer Credit Card Receivable has a FICO score that is equal to or greater than 600; and

          (n) such Consumer Credit Card Receivable, together with all other Consumer Credit Card Receivables owing by the obligor thereon, does not exceed the personal credit limit for such obligor as established by the applicable Borrower.

          "Eligible Inventory" means Inventory of a Borrower or Eddie Bauer Canada, valued at the lower of cost (on a first-in, first-out basis) or market, which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects, include any Inventory:

          (a)  that is not owned by the Borrowers or Eddie Bauer Canada;

          (b) that is not subject to the Agent's Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clause (d), (g), (k) or (m) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

          (c)  that does not consist of finished goods;

          (d) that consists of raw materials, work-in-process, chemicals, samples, prototypes, supplies, or packing and shipping materials;

          (e) that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

          (f) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of the Borrowers' or Eddie Bauer Canada's business, or that is slow moving or stale;

          (g) that is obsolete or repossessed or used goods taken in trade or held for return to vendors;

          (h) that is located outside the United States of America (in the case of the Borrowers) or Canada (in the case of Eddie Bauer Canada) (or that is in-transit from vendors or suppliers);

          (i) that is located in a public warehouse or in possession of a bailee or in a facility leased by any of the Borrowers or Eddie Bauer Canada, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges, if the Agent so requires, has not been established for Inventory at that location;

          (j) that contains or bears any Proprietary Rights licensed to a Borrower or Eddie Bauer Canada by any Person, if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of Section 11.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which the applicable Borrower or Eddie Bauer Canada, as the case may be, has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;

          (k) that is not reflected in the details of a current perpetual inventory report; or

          (l)  that is Inventory placed on consignment.

          If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

          "Eligible Major Credit Card Receivables" means all Major Credit Card Receivables which the Agent in the exercise of its reasonable discretion determines to be Eligible Major Credit Card Receivables. Without limiting the discretion of the Agent to establish criteria of eligibility and ineligibility, Eligible Major Credit Card Receivables shall not, unless the Agent in its sole discretion elects, include any Major Credit Card Receivable unless such Major Credit Card Receivable:

          (a)  has arisen under a Major Credit Card Account;

          (b) was created in compliance with all Requirements of Law and pursuant to a Major Credit Card Program Agreement that complies with all Requirements of Law;

          (c) is such that at the time of and at all times after the creation of such Major Credit Card Receivable the applicable Borrower has good and marketable title thereto, free and clear of all Liens (other than Liens created hereunder in favor of the Agent);

          (d) is the legal, valid and binding payment obligation of the Major Credit Card Obligor specified in the Major Credit Card Program Agreement related thereto, enforceable against such obligor in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles;

          (e) constitutes an "account" or a "general intangible" under Article 9 of the UCC;

          (f)  is payable in Dollars;

          (g) is subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Agent and the Lenders; and

          (h) complies with each of the representations, warranties, covenants and agreements contained in Section 6.8 relating thereto.

          "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

          "Environmental Compliance Reserve" means any reserve which the Agent establishes in its reasonable discretion after prior written notice to the Authorized Representative from time to time for amounts that are reasonably likely to be expended by any of the Borrowers in order for the applicable Borrowers and their operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 9.7.

          "Environmental Laws" means all federal, state, provincial or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

          "Environmental Lien" means a Lien in favor of any Governmental Authority for (1) any liability under any Environmental Laws, or (2) damages arising from, or costs incurred by such Governmental Authority in response to a Release or threatened Release of a Contaminant into the environment.

          "Equipment" means, with respect to any Loan Party, all of such Loan Party's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by such Loan Party and all of such Loan Party's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder, as amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with any Loan Party within the meaning of
Section 414(b) or (c) of the Code or Section 4001(a)(14) of ERISA.

          "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or an employer under the PBA or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or other law or Plan regulated or governed by the PBA or other applicable legislation or notification that a Multiemployer Plan or Plan regulated or governed by the PBA or other applicable legislation is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under
Section 4041 or 4041A of ERISA or other law, or the commencement of proceedings by the PBGC or other applicable Governmental Authority to terminate a Pension Plan or Multiemployer Plan; (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under
Section 4042 of ERISA or other law for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, the PBA or other applicable legislation, upon any Loan Party or any ERISA Affiliate, in each case, other than the commencement of the Case or (g) with respect to any Plan of Eddie Bauer Canada, any failure to make a mandatory contribution when due in respect of such Plan.

          "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Event of Default" has the meaning specified in Section 11.1.

          "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

          "Excluded Subsidiaries" means those Subsidiaries of Spiegel listed on
Schedule 1.1(b) hereto.

          "Existing Liens" means all Liens on any assets or properties of any Loan Party in existence on the Petition Date as set forth on Schedule 9.19.

          "Existing Loan Agreement" has the meaning specified in the Recitals hereof.

          "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

          "Fee Letter" means that certain fee letter dated as of the Closing Date by and among the Borrowers, the Agent and Banc of America Securities LLC, as amended, supplemented or otherwise modified from time to time.

          "Final Bankruptcy Court Order" means an order, of the Bankruptcy Court, in form, scope and substance acceptable to the Agent and the Initial Lenders, finally approving this Agreement and the other Loan Documents, as such order may be amended, modified or supplemented from time to time with the express written joinder and consent of the Agent, the Majority Lenders and the Borrowers and the approval of the Bankruptcy Court, which order has not been vacated, appealed, reversed, stayed, modified or supplemented.

          "Final Bankruptcy Court Order Date" means the date (which shall be no later than 52 days after the Closing Date) on which the Final Bankruptcy Court Order shall have been duly entered by the Bankruptcy Court and shall be in full force and effect, and shall not have been reversed, stayed, modified or amended, absent written consent of the Agent, the Majority Lenders and the Borrowers.

          "Final Order" means an order of the Bankruptcy Court or the Canadian Bankruptcy Court (a) as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending, or (b) if an appeal, writ of certiorari, reargument or rehearing thereof has been filed or sought, such order of the Bankruptcy Court or the Canadian Bankruptcy Court, as the case may be, shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move or reargument or rehearing shall have expired; provided, however, that with respect to an order of the Bankruptcy Court, the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Federal Rules of Bankruptcy Procedure, may be filed with respect to such order shall not cause such order not to be a Final Order.

          "Financial Statements" means, according to the context in which it is used, the financial statements referred to in Section 8.6 or any other financial statements required to be given to the Lenders or the Agent pursuant to this Agreement.

          "First Day Orders" means all orders entered by the Bankruptcy Court on the Petition Date or within five (5) Business Days of the Petition Date or based on motions filed on the Petition Date, in each case, which are acceptable to the Agent and the Initial Lenders.

          "Fiscal Year" means the period of 52 or 53 consecutive weeks which make up the fiscal year of Spiegel and its Subsidiaries.

          "First Tier Net Liquidation Value Percentage" means, with respect to Consumer Credit Card Receivables of a Borrower owing by any First Tier Obligors at any time, the ratio (expressed as a percentage) computed by dividing (i) (x) if such percentage is being determined on the Final Bankruptcy Court Order Date or on any date thereafter prior to the first delivery of an Accounts Appraisal pursuant to Section 15.20, the net recovery value of the Consumer Credit Card Receivables of such Borrower owing by First Tier Obligors (which in any event shall give effect to all costs and expenses of liquidation and collection) as set forth in the Accounts Appraisal delivered to the Agent prior to the Final Bankruptcy Court Order Date and (y) if such percentage is being determined on or after the date of the first delivery of an Accounts Appraisal pursuant to
Section 15.20, the net recovery value of the Consumer Credit Card Receivables of such Borrower owing by First Tier Obligors (which in any event shall give effect to all costs and expenses of liquidation and collection) as set forth in the Accounts Appraisal most recently delivered pursuant to Section 15.20, as updated pursuant to such Section by (ii) the aggregate outstanding amount of the Consumer Credit Card Receivables of such Borrower owing by First Tier Obligors as set forth in the corresponding Accounts Appraisal (or update thereof).

          "First Tier Obligor" means an obligor in respect of a Consumer Credit Card Receivable that has a FICO score which is greater than 640.

          "Fixed Assets" means, with respect to any Loan Party, Equipment and Real Estate of such Loan Party.

          "Funding Date" means the date on which a Borrowing occurs.

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession).

          "General Intangibles" means, with respect to any Loan Party, all of such Loan Party's now owned or hereafter acquired general intangibles (as defined in the UCC), choses in action and causes of action and all other intangible personal property of such Loan Party of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Loan Party in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Loan Party from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Loan Party is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Loan Party, letter of credit, guarantee, claim, security interest or other security held by or granted to such Loan Party.

          "Governmental Authority" means any nation or government, any state, province, municipality or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing and any department, agency, board, commission, tribunal, committee or instrumentality of any of the foregoing.

          "Guarantors" has the meaning specified in the introductory paragraph hereof (and includes, without limitation, and in any event, the Canadian Guarantors).

          "Guaranty" or "Guarantee" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

          "Hedge Agreement" means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging any Loan Party's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

          "Initial DIP Forecast" has the meaning specified in the defined term Latest Projections.

          "Initial Lenders" means a collective reference to the Bank, Fleet Retail Finance Inc. and The CIT Group/Business Credit, Inc. and "Initial Lender" means any one of them.

          "Instruments" means, with respect to any Loan Party, all instruments as such term is defined in the UCC, now owned or hereafter acquired by such Loan Party.

          "Intercompany Accounts" means all assets and liabilities, however arising, which are due to Spiegel and/or any of its Subsidiaries from, which are due from Spiegel and/or any of its Subsidiaries to, or which otherwise arise from any transaction by Spiegel and/or any of its Subsidiaries with, any other of Spiegel or any of its Subsidiaries or any Affiliate of Spiegel or any of its Subsidiaries.

          "Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrowers in their Notice of Borrowing or Notice of Conversion/Continuation; provided that:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iii) no Interest Period shall extend beyond the Stated Termination Date.

          "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.

          "Interim Bankruptcy Court Order" means the order dated March 17, 2003, entered by the Bankruptcy Court, a copy of which is attached hereto as Exhibit A, approving this Agreement, as such order may be amended, modified or supplemented from time to time with the express written consent of the Agent, the Initial Lenders and the Borrowers and the approval of the Bankruptcy Court.

          "Interim Bankruptcy Court Order Date" means the date on which the Interim Bankruptcy Court Order is entered by the Bankruptcy Court.

          "Inventory" means, with respect to any Loan Party, all of such Loan Party's now owned and hereafter acquired inventory (as defined in the UCC), goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work in process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Loan Party's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other Documents representing them.

          "Inventory Appraisal" means (a) on the Closing Date, the appraisal prepared by Great American dated March 11, 2003 and (b) thereafter, each Inventory Appraisal delivered pursuant to Section 15.20, as updated pursuant to such Section.

          "Investment Property" means, with respect to any Loan Party, all of such Loan Party's right, title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements;
(c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

          "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

          "Joint Venture Investments" means those investments required to be made by Eddie Bauer under joint venture agreements with respect to Eddie Bauer Japan, Inc. and Eddie Bauer GmbH Germany, as in effect on the Closing Date, but only so long as in any Fiscal Year the aggregate amount of such investments do not exceed the aggregate amount received by Eddie Bauer in such Fiscal Year from such Persons.

          "Latest Projections" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 7.2(f), the DIP forecast of the consolidated financial condition, results of operations and cash flows of each Borrower and of Spiegel and its subsidiaries, for 2003 and delivered to the Agent prior to the Closing Date (the "Initial DIP Forecast") attached hereto as Exhibit H; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 7.2(f).

          "LC Inventory Availability" means, as of any date, an amount equal to 72.25% of the sum of (1) the Orderly Liquidation Percentage for Eddie Bauer Inventory on such date times the undrawn amount of all Letters of Credit issued by the Bank with a term of 90 days or less (from the date of issue) issued to secure the payment by Eddie Bauer of the purchase of overseas Inventory by Eddie Bauer in the ordinary course of its business, (2) the Orderly Liquidation Percentage for Spiegel Inventory on such date times the undrawn amount of all Letters of Credit issued by the Bank with a term of 90 days or less (from the date of issue) issued to secure the payment by Spiegel of the purchase of overseas Inventory by Spiegel in the ordinary course of its business and (3) the Orderly Liquidation Percentage for Newport Inventory on such date times the undrawn amount of all Letters of Credit issued by the Bank with a term of 90 days or less (from the date of issue) issued to secure the payment by Newport of the purchase of overseas Inventory by Newport in the ordinary course of its business, in each case, which Inventory is not included in Eligible Inventory, but would otherwise constitute Eligible Inventory if such Inventory were not in-transit.

          "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Bank Loan outstanding; provided that no such Agent Advance or Bank Loan shall be taken into account in determining any Lender's Pro Rata Share.

          "Letter of Credit" means a letter of credit issued or caused to be issued for the account of the Borrowers pursuant to Section 2.3.

          "Letter of Credit Fee" has the meaning specified in Section 3.5.

          "Letter of Credit Issuer" means the Bank, any affiliate of the Bank, any other Lender or any affiliate of any such other Lender, in each instance, that issues any Letter of Credit pursuant to this Agreement.

          "LIBOR Interest Payment Date" means, with respect to a LIBOR Rate Loan, the first day of each month and the last day of the Interest Period applicable to such Loan.

          "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

                                  Offshore Base Rate
          LIBOR Rate  =  ------------------------------------
                         1.00 - Eurodollar Reserve Percentage

          Where:

               "Offshore Base Rate" means the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by the Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

          "LIBOR Revolving Loan" or "LIBOR Rate Loan" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

          "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including, without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

          "Loan Account" means the loan account of the Borrowers, which account shall be maintained by the Agent.

          "Loan Documents" means this Agreement, the Mortgages, the Canadian Guarantees, the Canadian Security Documents, any Hedge Agreement between a Loan Party and a Lender or an affiliate of a Lender, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order, the CCAA Order, the Fee Letter and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

          "Loan Parties" means a collective reference to the Borrowers and the Guarantors, and "Loan Party" means any one of them.

          "Loans" means, collectively, all loans and advances provided for in
Article 2.

          "Major Credit Card Account" means each account established by or with any of the Major Credit Card Obligors under any Major Credit Card Program Agreement.

          "Major Credit Card Obligors" means JPMorgan Chase Bank, Chase Merchant Services, L.L.C., BA Merchant Services, Inc., Novus Services, Inc., Discover Business Services, Discover Financial Services, Inc., American Express Travel Related Services Company, Inc., each successor thereto and any other financial institution designated by the relevant Borrower in writing and reasonably acceptable to the Agent, serving in a similar capacity.

          "Major Credit Card Program Agreements" means each of the agreements described on Schedule 1.1(c) hereto, any amendments or supplements thereto and any other agreement, specified by the relevant Borrower in writing and reasonably acceptable to the Agent, providing for the reimbursement of such Borrower for any goods or services purchased from such Borrower with any credit, cash or similar card bearing any of a Visa, Plus, MasterCard, Cirrus, Maestro, Discover, Optima or American Express logo.

          "Major Credit Card Receivables" means all amounts due to the relevant Borrower pursuant to a Major Credit Card Program Agreement with respect to sales by such Borrower of merchandise or services to its retail customers.

          "Majority Lenders" means, at any time, Lenders whose Pro Rata Shares aggregate more than 50% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 50% of the aggregate principal amount of the Loans then outstanding.

          "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

          "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of (i) any Borrower or (ii) Spiegel and its Subsidiaries taken as a whole or (iii) any substantial portion of the Collateral; (b) a material impairment of the ability of the Loan Parties to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Loan Parties of any Loan Document.

          "Maximum Revolver Amount" means (i) $150,000,000 at any time prior to the Final Bankruptcy Court Order Date, (ii) $400,000,000 at any time on or after the Final Bankruptcy Court Order Date but prior to the Consumer Credit Card Account Line Expiration Date, and (iii) $350,000,000 at any time on or after the Consumer Credit Card Account Line Expiration Date, in each case, as such amount may be reduced from time to time in accordance with the provisions of Section 4.2.

          "Merchant Borrowers" means the collective reference to Eddie Bauer, Catalog and Newport and "Merchant Borrower" means any one of them.

          "Mortgages" means all mortgages, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by any Loan Party to or for the benefit of the Agent by which the Agent, on behalf of the Lenders, acquires a Lien on the Real Estate or a collateral assignment of any Loan Party's interest under a lease of Real Estate, and all amendments, modifications and supplements thereto.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Loan Party or any ERISA Affiliate.

          "Multiple Employer Plan" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party and at least one trade or business other than the Loan Party or (b) was so maintained and in respect of which any Loan Party could have liability under
Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Net Amount of Eligible Consumer Credit Card Receivables" means, at any time, the gross amount of Eligible Consumer Credit Card Receivables less sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed and less all finance charges, late payment fees, annual fees (if any), credit insurance premiums, returned check charges and any other fees or charges.

          "Net Amount of Eligible Major Credit Card Receivables" means, at any time, the gross amount of Eligible Major Credit Card Receivables less sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed and less all finance charges, late payment fees, annual fees (if any), credit insurance premiums, returned check charges and any other fees or charges.

          "Net Liquidation Value" means, with respect to the Eligible Consumer Credit Card Receivables of a Borrower at any time, an amount equal to the sum of
(A) the product of (i) the amount of the Eligible Consumer Credit Card Receivables of such Borrower owing by any First Tier Obligors at such time, multiplied by (ii) the First Tier Net Liquidation Value Percentage for such Borrower in effect at such time, plus (B) the product of (i) the amount of the Eligible Consumer Credit Card Receivables of such Borrower owing by any Second Tier Obligors at such time, multiplied by (ii) the Second Tier Net Liquidation Value Percentage for such Borrower in effect at such time.

          "Newport" has the meaning specified in the introductory paragraph of this Agreement.

          "Non-Eddie Bauer Inventory Borrowing Base Limit" means, at any time on or after the Final Bankruptcy Court Order Date, the lesser of (a) the Non-Eddie Bauer Pre-Adjustment Inventory Borrowing Base Amount at such time and (b) the product of (i) the fraction (expressed as a percentage), the numerator of which is 55 and the denominator of which is 45, times (ii) the Eddie Bauer Inventory Borrowing Base Amount at such time.

          "Non-Eddie Bauer Pre-Adjustment Inventory Borrowing Base Amount" means, at any time on or after the Final Bankruptcy Court Order Date, the aggregate amount of clauses (a) (ii) (B) and (C) of the defined term Combined Availability at such time, excluding, for purposes of calculating such aggregate amount, (i) any Inventory of Eddie Bauer and Eddie Bauer Canada and any LC Inventory Availability based upon Letters of Credit issued by the Bank to secure the payment by Eddie Bauer of its purchase of Inventory and (ii) the effect of the Alternate Inventory Borrowing Base Limit.

          "Notice of Borrowing" has the meaning specified in Section 2.2(b).

          "Notice of Conversion/Continuation" has the meaning specified in
Section 3.2(b).

          "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by any Loan Party to the Agent and/or any Lender (or an affiliate of any Lender), arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any Loan Party hereunder or under any of the other Loan Documents.

          "Obligations" includes, without limitation, (a) all Revolving Loans and all debts, liabilities, and obligations now or hereafter owing from any Loan Party to the Agent and/or any Lender under or in connection with the Revolving Loans or the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products.

          "Ohio Property" means the Real Estate owned by Distribution Fulfillment Services, Inc. (DFS) located at 6600 Alum Creek Drive, Groveport, Ohio.

          "OIHK" means Otto International (Hong Kong) Limited.

          "Orderly Liquidation Percentage" means, with respect to Inventory of a Borrower or Eddie Bauer Canada at any time, the ratio (expressed as a percentage) computed by dividing (i) (x) if such percentage is being determined on the Closing Date or on any date prior to the first delivery of an Inventory Appraisal pursuant to Section 15.20, the net recovery value of the Inventory of such Borrower or Eddie Bauer Canada, as the case may be (which in any event shall give effect to all costs and expenses of liquidation) as set forth in the Inventory Appraisal delivered to the Agent prior to the Closing Date and (y) if such percentage is being determined on or after the date of the first delivery of an Inventory Appraisal pursuant to Section 15.20, the net recovery value of the Inventory of such Borrower or Eddie Bauer Canada, as the case may be (which in any event shall give effect to all costs and expenses of liquidation) as set forth in the Inventory Appraisal most recently delivered pursuant to Section 15.20, as updated pursuant to such Section by (ii) the value of the Inventory of such Borrower as set forth in the corresponding Inventory Appraisal (or update thereof).

          "Orderly Liquidation Value" means, with respect to the Eligible Inventory of a Borrower or Eddie Bauer Canada at any time, an amount equal to the product of (i) the value of the Eligible Inventory of such Borrower or Eddie Bauer Canada, as the case may be, at such time valued at the lower of cost (on a first-in, first-out basis) or market, multiplied by (ii) the Orderly Liquidation Percentage for such Borrower or Eddie Bauer Canada, as the case may be, in effect at such time.

          "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement or any other Loan Documents.

          "Otto Interests" means (i) Werner Otto of Hamburg, Germany, his spouse and any of his lineal descendants (including, without limitation, Dr. Michael
Otto) and their respective spouses (collectively, the "Otto Family"), any Subsidiary of any members of the Otto Family, and any personal representative, trustee or other fiduciary acting in respect of the estate of any member of the Otto Family, (ii) any trust which is solely for the benefit of one or more members of the Otto Family (whether or not any member of the Otto Family is a trustee of such trust) or principally for the benefit of one or more members of the Otto Family (provided that a member of the Otto Family is a trustee of such trust), (iii) Otto, and (iv) Otto-Spiegel Finance G.m.b.H. & Co. KG.

          "Participating Lender" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

          "Payment Account" means each blocked bank account established pursuant to Section 6.9, to which the funds of a Loan Party (including, without limitation, proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name and under the sole dominion and control of the Agent on terms acceptable to the Agent.

          "PBA" means the Pension Benefits Act of Ontario and all regulations thereunder as amended from time to time and any successor legislation.

          "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

          "Pending Revolving Loans" means at any time, the aggregate principal amount of all Revolving Loans requested by the Borrowers in any Notice(s) of Borrowing received by the Agent which have not yet been advanced.

          "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA (other than a Multiemployer Plan) or a defined benefit plan maintained in any non-U.S. jurisdiction, in each case which any Loan Party sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiple Employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

          "Permitted Consumer Credit Card Program" means a credit card program between a Merchant Borrower and a third party reasonably acceptable to the Agent, pursuant to which such third party issues credit cards to customers of such Merchant Borrower for use by such customers in purchasing goods and other merchandise of a Merchant Borrower; provided, that such credit card program shall contain the following terms and conditions (or such other terms and conditions which are acceptable to the Agent and the Majority Lenders): (i) not less than 80% of the face amount of each receivable owing by such third party to the applicable Merchant Borrower, less merchant discount fees not to exceed 1.75% of such receivable and such other program fees that are consistent with customary industry standards, shall be due and payable in cash by such third party to such Merchant Borrower within 3 Business Days after the date of the customer sale that created such receivable, (ii) the term of such credit card program shall not be less than two (2) calendar years and (iii) at all times prior to the effective date of a plan of reorganization in the Case, all obligations of customers of any Merchant Borrowers under such credit card program shall be non-recourse to Spiegel and its Subsidiaries in all respects (including, without limitation, with respect to collectability of the receivables created from purchases made with credit cards issued pursuant to such credit card program) and such program shall otherwise be non-recourse to Spiegel and its Subsidiaries, it being understood that (x) payment of all or a portion of the amount referred in clause (l) of the defined term Restricted Investment may be retained by such third party card issuer based on receivable collectability history and other criteria established with such Merchant Borrower and (y) this clause (iii) shall not be violated if the program provides for chargebacks (other than for non-collectability of receivables) consistent with customary industry standards.

          "Permitted Liens" means the following Liens (to the extent, with respect to any Loan Party or any of its assets or properties, the same are valid, perfected and non-avoidable in accordance with applicable law):

          (a) Liens for taxes and assessments not delinquent encumbering assets or properties of any Loan Party (other than Liens encumbering Accounts, Inventory, Real Estate or proceeds thereof that are prior to the Agent's Liens therein) or statutory Liens for taxes encumbering assets or properties of any Loan Party (other than Liens encumbering Accounts, Inventory, Real Estate or proceeds thereof that are prior to the Agent's Liens therein), provided that the payment of such taxes which are due and payable (other than those taxes owing prior to the Petition Date that cannot be paid as a result of a Loan Party's status as a debtor-in-possession) is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on the relevant Loan Party's books and records and a stay of enforcement of any such Lien is in effect;

          (b)  the Agent's Liens;

          (c) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds (including, without limitation, customs bonds, utility bonds and lease bonds) in the ordinary course of business;

          (d) Liens imposed by law securing the claims or demands (in each case, arising in the ordinary course of business) of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that the payment of such claims or demands (other than those claims or demands in existence on the Petition Date that cannot be paid as a result of a Loan Party's status as a debtor-in-possession) are not overdue by more than forty-five (45) days or are being contested in good faith and by appropriate proceedings diligently pursued and for which adequate reserves have been provided in accordance with GAAP and, in each instance, a stay of enforcement of any such Lien which arises from the nonpayment of any such claims or demands is in effect and if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands are not material in the aggregate;

          (e) reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of any Real Estate or materially interfere with its use in the ordinary conduct of any Loan Parry's business;

          (f) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material property or asset is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect;

          (g)  Existing Liens;

          (h) with respect to the Loan Parties, Carve-Out Expenses (it being understood that no Person that is entitled to Carve-out Expenses shall be entitled to a Lien on any Collateral to secure same);

          (i) purchase money Liens in Fixed Assets securing Debt permitted under Section 9.13(e) (including the interest of a lessor under a Capital Lease and purchase money Liens to which any capital property is subject at the time of acquisition thereof, and limited in each case to the capital property purchased with the proceeds thereof or subject to such Capital Lease);

          (j)  interests of licensees in trademarks and copyrights;

          (k) Liens in favor of OIHK to secure the continuing sourcing arrangements for Inventory for the Borrowers after the Petition Date on terms satisfactory to the Agent and the Initial Lenders (Majority Lenders, on or after the Final Bankruptcy Court Order Date);

          (l) extensions, renewals or replacements of any Liens referred to in clauses (g) and (i) of this definition; provided, that the principal amount of the obligations secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby; and

          (m) to the extent in effect from time to time, an adequate protection Lien subordinated to the Agent's Liens pursuant to the DIP Orders.

          "Permitted Sale Terms" means, with respect to the sale of Consumer Credit Card Receivables permitted pursuant to Section 9.9(ii), the following terms and conditions: (i) the cash portion of the purchase price for such Consumer Credit Card Receivables shall not be less than 80% of the face amount of such Consumer Credit Card Receivables, (ii) at the time of such sale, the applicable Loan Party shall have received in respect of such sale cash in an amount not less than 80% of the face amount of the Consumer Credit Card Receivables to be sold, (iii) such sale of Consumer Credit Card Receivables shall be non-recourse to Spiegel and its Subsidiaries in all respects (including, without limitation, with respect to collectability of such sold Consumer Credit Card Receivables) and (iv) if requested by the Agent or the Majority Lenders, the purchaser of such Consumer Credit Card Receivables shall have entered into an intercreditor agreement with the Agent in form and substance satisfactory to the Agent and the Majority Lenders.

          "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

          "Petition Date" means March 17, 2003.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) or the applicable laws of any other jurisdiction) which any Loan Party sponsors or maintains or to which such Loan Party makes, is making, or is obligated to make contributions and includes any Pension Plan.

          "PPSA" means the Personal Property Security Act of Ontario (or any successor statute) or similar legislation of any other jurisdiction the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, validity or effect of security interests.

          "Premises" means the land identified by addresses on Schedules 8.11 and 8.12, together with all buildings, improvements and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which any Loan Party has any interests on the Closing Date.

          "Priority Professional Expense Cap" has the meaning specified in the definition of the term "Agreed Administrative Expense Claim Priorities."

          "Priority Professional Expenses" has the meaning specified in the definition of the term "Agreed Administrative Expense Claim Priorities."

          "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations (other than any Obligations under Bank Products) owed to such Lender and the denominator of which is the aggregate amount of the Obligations (other than any

Obligations under Bank Products) owed to the Lenders, in each case after giving effect to a Lender's participation in Bank Loans and Agent Advances.

          "Professional Expenses" has the meaning specified in the definition of the term "Agreed Administrative Expense Claim Priorities."

          "Proprietary Rights" means, with respect to any Loan Party, all of such Loan Party's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including, without limitation, those patents, trademarks, service marks, trade names and copyrights set forth on
Schedule 8.13 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

          "Real Estate" means, with respect to any Loan Party, all of such Loan Party's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of such Loan Party's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

          "Real Estate Appraisal" means (a) prior to the Final Bankruptcy Court Order Date, an appraisal of the owned Real Estate of each of the Loan Parties (other than the Ohio Property and any other Real Estate encumbered by a Lien, other than a Permitted Lien described in clause (e) of such defined term) delivered to the Agent and the Lenders not later than five days prior to the Final Bankruptcy Court Order Date and prepared by an appraiser acceptable to the Agent and the Initial Lenders and to be in form and substance reasonably satisfactory to the Agent and the Initial Lenders and (b) thereafter, each Real Estate Appraisal delivered pursuant to Section 15.20, as updated pursuant to such Section.

          "Real Estate Availability" means 50% of the quick sale value of the Borrowing Base Real Estate, as determined by an appraisal firm satisfactory to the Agent, provided that the quick sale value of any Borrowing Base Real Estate may be revised from time to time by such appraisal firm at the request of the Agent.

          "Real Estate Proceeds Reserve Component Amount" means, at any time, the sum of (a) the aggregate Net Cash Proceeds (as defined below) received by any of the Loan Parties from the sale or other disposition after the Closing Date of any Real Estate (other than (i) Real Estate leased by such Loan Party, as lessee, (ii) the Ohio Property and (iii) the Borrowing Base Real Estate) and
(b) the aggregate Net Cash Proceeds received by any of the Loan Parties from the sale or other disposition of any Borrowing Base Real Estate in excess of 50% of the quick sale value of such Borrowing Base Real Estate used in determining the Real Estate Availability immediately prior to such sale or other disposition. For purposes of this defined term, "Net Cash Proceeds" of any sale or other disposition of Real Estate shall mean the gross cash proceeds of such sale or other disposition less ordinary and reasonable closing costs (including brokerage commissions and legal fees) incurred by the relevant Loan Party in connection with such sale or other disposition.

          "Real Estate Seasonal Availability Period" means in each year, during the period from July 1 through and including November 30, a period not to exceed 90 consecutive days selected by the Authorized Representative in a writing delivered to the Agent not later than five Business Days prior to the commencement of such period; provided that during 2003, such consecutive day period shall not commence prior to the Consumer Credit Card Account Line Expiration Date.

          "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

          "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC, and other than the commencement of the Case, or events resulting from actions approved by the Bankruptcy Court, the Agent and the Majority Lenders, on or prior to the date of confirmation of a plan of reorganization.

          "Required Lenders" means, at any time, Lenders whose Pro Rata Shares aggregate more than 66-2/3% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 66-2/3% of the aggregate principal amount of the Loans then outstanding.

          "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Reserves" means reserves that limit the availability of credit hereunder, consisting of reserves against Combined Availability, Eligible Consumer Credit Card Receivables, Eligible Major Credit Card Receivables, Eligible Inventory or Real Estate Availability, established by the Agent from time to time in the Agent's reasonable credit judgment exercised in good faith. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of the Agent's credit judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations,
(c) reserves for rent at leased locations subject to statutory or contractual landlord liens, (d) Inventory shrinkage and Inventory returns and anticipated returns, (e) Environmental Compliance Reserves, (f) customs charges, (g) dilution, (h) warehousemen's or bailees' charges, (i) a reserve for amounts due or to become due for professional fees and expenses of any examiner in connection with the matter referred to in subclause (ii) of clause first of the defined term Agreed

Administrative Expense Claim Priorities and (j) without limitation of any other reserves for collection, realization or preservation of Collateral, a reserve for fees and expenses in order to assemble and transfer to one or more third party collection services records with respect to Consumer Credit Card Receivables and for fees and expenses of such third party collection services in connection with collecting such Accounts.

          "Responsible Officer" means the chief executive officer or the president of any Borrower, as appropriate, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer, chief accounting officer, the controller or the treasurer of such Borrower, or any other officer having substantially the same authority and responsibility.

          "Restatement Effective Date" means the date on or after the Final Bankruptcy Court Order Date on which the conditions precedent set forth in
Section 10.2 shall have been satisfied or waived.

          "Restricted Investment" means, as to any Loan Party, any acquisition of property by such Loan Party in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except the following: (a) acquisitions of Equipment to be used in the business of such Loan Party; (b) acquisitions of Inventory in the ordinary course of business of such Loan Party;
(c) acquisitions of current assets acquired in the ordinary course of business of such Loan Party; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof; (g) shares of money market mutual or similar funds which invest substantially all their assets in assets satisfying the requirements of clauses
(d) through (f) of this definition; (h) Hedge Agreements entered into by such Loan Party in the ordinary course of its business and not for speculative purposes; (i) Joint Venture Investments; (j) intercompany loans to and investments in other Loan Parties, so long as any such loan or investment is (i) useful for the ordinary conduct of the recipient's business, (ii) made in the ordinary course of business and (iii) consistent with past practices (except with respect to Gemini Credit Services, Inc., in which case such investment shall constitute the unfinanced portion of Consumer Credit Card Receivables);
(k) loans to and investments in Excluded Subsidiaries not to exceed $1,000,000 in the aggregate during the term of this Agreement; and (l) any amount which may be payable to a Merchant Borrower pursuant to a Permitted Consumer Credit Card Program which is not required to be paid to such Merchant Borrower under clause
(i)
of the defined term Permitted Consumer Credit Card Program within the time period specified therein.

          "Revolving Loans" has the meaning specified in Section 2.2 and includes each Agent Advance and Bank Loan.

          "Sale Proceeds Reserve Amount" means, at any time, the lesser of (a) $10,000,000 and (b) 10% of the sum of (i) the aggregate net cash proceeds received by any Borrower or Eddie Bauer Canada with respect to Inventory sold pursuant to or in connection with the sale or closing of any of its retail or outlet stores after the Closing Date and (ii) the Real Estate Proceeds Reserve Component Amount at such time. The foregoing shall not constitute, or be deemed to constitute, a (i) consent by the Agent or any Lender to the sale or other disposition by any Loan Party of any Inventory, store or Real Estate or (ii) limitation on sales or other dispositions expressly permitted by Section 9.9.

          "Second Tier Net Liquidation Value Percentage" means, with respect to Consumer Credit Card Receivables of a Borrower owing by any Second Tier Obligors at any time, the ratio (expressed as a percentage) computed by dividing (i) (x) if such percentage is being determined on the Final Bankruptcy Court Order Date or on any date thereafter prior to the first delivery of an Accounts Appraisal pursuant to Section 15.20, the net recovery value of the Consumer Credit Card Receivables of such Borrower owing by Second Tier Obligors (which in any event shall give effect to all costs and expenses of liquidation and collection) as set forth in the Accounts Appraisal delivered to the Agent prior to the Final Bankruptcy Court Order Date and (y) if such percentage is being determined on or after the date of the first delivery of an Accounts Appraisal pursuant to
Section 15.20, the net recovery value of the Consumer Credit Card Receivables of such Borrower owing by Second Tier Obligors (which in any event shall give effect to all costs and expenses of liquidation and collection) as set forth in the Accounts Appraisal most recently delivered pursuant to Section 15.20, as updated pursuant to such Section by (ii) the aggregate outstanding amount of the Consumer Credit Card Receivables of such Borrower owing by Second Tier Obligors as set forth in the corresponding Accounts Appraisal (or update thereof).

          "Second Tier Obligor" means an obligor in respect of a Consumer Credit Card Receivable that has a FICO score which is equal to or greater than 600 but less than or equal to 640.

          "Securitization Facility" means (i) Master Indenture, dated as of December 1, 2000, by and between Spiegel Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (ii) Series 2000-A Indenture Supplement, dated as of December 1, 2000, by and between Spiegel Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (iii) Series 2001-A Indenture Supplement, dated as of July 19, 2001, by and between Spiegel Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (iv) 2001-VFN Indenture Supplement, dated as of October 17, 2001, by and between Spiegel Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (v) Master Indenture, dated as of March 1, 2001, amended and restated as of

December 31, 2001, by and between First Consumers Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (vi) Series 2001-A Indenture Supplement, dated as of March 1, 2001, by and between First Consumers Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (vii) Series 2001-VFN Indenture Supplement, dated as of October 17, 2001, by and between First Consumers Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (viii) Omnibus Amendment to Series 2000-A Indenture Supplement and Series 2001-A Indenture Supplement dated as of October 31, 2002 by and between Spiegel Credit Card Master Note Trust, as Issuer and The Bank of New York, as Indenture Trustee; (ix) Series 1999-A Supplement to Amended and Restated Pooling and Servicing Agreement, dated as of February 1, 1999, by and between First Consumers National Bank, as Seller and Servicer, and Harris Trust and Savings Bank, as Trustee on behalf of the Series 1999-A Certificateholders; and (x) Series 1999-A Supplement to Amended and Restated Pooling and Servicing Agreement, dated as of February 1, 1999, by and between First Consumers National Bank, as Seller and Servicer, and Harris Trust and Savings Bank, as Trustee on behalf of the Series 1999-A Certificateholders.

          "Settlement" and "Settlement Date" have the meanings specified in
Section 2.2(j)(i).

          "Spiegel" has the meaning specified in the introductory paragraph of this Agreement.

          "Spiegel Canada" means Spiegel Group Teleservices-Canada, Inc., a Canadian corporation.

          "Stated Termination Date" means March 17, 2005.

          "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references to a "Subsidiary" refer to a Subsidiary of Spiegel. For all purposes of the Loan Documents other than (i) any financial reporting requirements set forth in this Agreement, (ii) any financial covenants set forth in this Agreement and (iii) any provisions in this Agreement which relate to any financial statements or related report or statement of Spiegel (including, without limitation, any Financial Statements), the term "Subsidiary" shall not include any Excluded Subsidiary.

          "Super Majority Lenders" means, at any time, Lenders whose Pro Rata Shares aggregate more than 90% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 90% of the aggregate principal amount of the Loans then outstanding.

          "Supporting Obligations" means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments or Investment Property.

          "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority.

          "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the confirmation date of a plan of reorganization for any of the Borrowers, provided that in the event an order of confirmation of such plan of reorganization has been entered which provides for (A) the termination of all Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders (collectively, the "Termination of the DIP Financing") on or before the effective date of such plan of reorganization (as such term is used in Section 1129 of the Bankruptcy Code) and (B) until the Termination of the DIP Financing, the continuity and priority of the Liens of the Agent in the Collateral, the superpriority administrative expense claim status of the claims of the Agent and the Lenders under the Loan Documents and the other rights and remedies of the Agent and the Lenders under the Loan Documents, in each instance, to the same extent as is provided in the Final Bankruptcy Court Order, then the effective date of such plan of reorganization,
(iii) the date the Total Facility is terminated either by the Borrowers pursuant to Section 4.2 or by the Majority Lenders pursuant to Section 11.2, and (iv) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

          "Total Facility" has the meaning specified in Section 2.1.

          "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests, provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

          "Ultimate" has the meaning specified in the introductory paragraph of this Agreement.

          "Unfunded Pension Liability" of a Pension Plan means (i) with respect to a Pension Plan subject to Title IV of ERISA, the excess, if any, of the projected benefit obligation of such Pension Plan over the fair value of the assets of such Pension Plan, as determined pursuant to Statement of Financial Accounting Standards No. 87 and, with respect to the Closing Date, as reflected in the Financial Statements described in Section 8.6(a), and thereafter, as reflected in the most recent audited Financial Statements required to be delivered to the Agent pursuant to Section 7.2(a), and (ii) in the case of any Pension Plan regulated by the PBA or the applicable laws of any jurisdiction, any unfunded liability or solvency deficiency as determined under the PBA or other applicable law.

          "Unused Letter of Credit Subfacility" means an amount equal to $150,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

          "Unused Line Fee" has the meaning specified in Section 3.4.

     1.2 Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

     1.3 Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c)  (i)   The term "documents" includes any and all instruments,
documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including, without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

               (iv)  The word "or" is not exclusive.

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of this Agreement.

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

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) For purposes of Article XI, a breach of a financial covenant contained in any Section of Article IX shall be deemed to have occurred as of any date of determination thereof by the Agent on or after the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.

          (h) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

     1.4 Interest Act (Canada). For the purposes of this Agreement, whenever interest or fees to be paid hereunder is calculated on the basis of any period of time less than a calendar year, the yearly rate of interest or the yearly fee to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by such other period of time.

                                    ARTICLE 2

                           LOANS AND LETTERS OF CREDIT

     2.1 Total Facility. Subject to all of the terms and conditions of this Agreement and subject to the Interim Bankruptcy Court Order and the entry of the Final Bankruptcy Court Order, as the case may be, the Lenders severally agree to make available a total credit facility of up to $400,000,000 (the "Total Facility") for the Borrowers' use from time to time during the term of this Agreement. The Total Facility shall be comprised of a revolving line of credit consisting of revolving loans and letters of credit up to the Maximum Revolver Amount, as described in Sections 2.2 and 2.3.

     2.2  Revolving Loans.

          (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 10 and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, each Lender severally agrees, upon the Borrowers' request from time to time on any Business Day during the period from the Closing Date to but excluding the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrowers, in amounts not to exceed (except for the Bank with respect to Bank Loans or Agent Advances) such Lender's Pro Rata Share of the Combined Availability. The Lenders, however, in their discretion, may elect to make Revolving Loans to the Borrowers or participate (as provided for in Section 2.3(f)) in the credit support or enhancement provided through the Agent to the issuers of Letters of Credit in excess of the Combined Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Maximum Revolver Amount or the Combined Availability or to be obligated to exceed such limits on any other occasion. If the Combined Availability is equal or less than zero, the Lenders may refuse to make or otherwise restrict the making of Revolving Loans as the Lenders determine until the Combined Availability is greater than zero, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 2.2(i). Subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

          (b) Procedure for Borrowing. (1) Each Borrowing by the Borrowers shall be made upon irrevocable written notice of the Authorized Representative on behalf of the Borrowers (which notice shall be deemed a notice by all the Borrowers of such Borrowing) delivered to the Agent in the form of a Notice of Borrowing substantially in the form of Exhibit E or another form acceptable to the Agent (each, a "Notice of Borrowing"), which must be received by the Agent
(i) prior to 12:00 noon (New York City time) three Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) no later than 12:00 noon on the requested Funding Date, in the case of Base Rate Loans, specifying:

                     (A) the amount of the Borrowing (which Borrowing, in the case of a request for a LIBOR Rate Loan, shall be in the amount of $1,000,000 or an integral multiple of $1,000,000 in excess thereof);

                     (B) the requested Funding Date, which shall be a Business Day;

                     (C) whether the Revolving Loans requested are to be Base Rate Loans or LIBOR Revolving Loans (and if not specified, it shall be deemed a request for a Base Rate Loan); and

                     (D) the duration of the Interest Period if the requested Revolving Loans are to be LIBOR Revolving Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be one month;

provided, however, that with respect to the new Borrowings to be made on the Closing Date, such Borrowings will consist of Base Rate Loans only.

               (2) After giving effect to any Borrowing, there may not be more than eight (8) different Interest Periods in effect for the Borrowers in the aggregate.

               (3) With respect to any request for Base Rate Loans, in lieu of delivering the above-described Notice of Borrowing, the Authorized

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

          Representative on behalf of the Borrowers may give the Agent telephonic notice of such request by the required time with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice but the Agent shall be entitled to rely on the telephonic notice in making such Revolving Loans.

               (4) The Borrowers shall have no right to request a LIBOR Rate Loan while a Default or Event of Default has occurred and is continuing.

          (c) Reliance upon Authority. On or prior to the Closing Date and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), the Authorized Representative on behalf of the Borrowers shall deliver to the Agent a writing setting forth (i) the account or accounts of the Borrowers to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested pursuant to this Section
2.2 (each such account, a "Designated Account"), and (ii) the names of the officers and any other designated representatives of the Authorized Representative authorized to request Revolving Loans on behalf of the Borrowers, and shall provide the Agent with a specimen signature of each such officer and other designated representatives. All such Designated Accounts must be reasonably satisfactory to the Agent. The Agent shall be entitled to rely conclusively on such officer's or designated representatives' authority to request Revolving Loans on behalf of the Borrowers, the proceeds of which are to be transferred to any of the accounts specified by the Authorized Representative on behalf of the Borrowers pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing him or herself as one of the officers or designated representatives authorized by the Authorized Representative to make such requests on behalf of the Borrowers.

          (d) No Liability. The Agent shall not incur any liability to any Borrower as a result of acting upon any notice referred to in Sections 2.2(b) and (c), which notice the Agent believes in good faith to have been given by an officer duly authorized by the Authorized Representative to request Revolving Loans or for otherwise acting in good faith under this Section 2.2, and the crediting of Revolving Loans to the applicable Borrower's deposit account, or transmittal to such Person as the Authorized Representative on behalf of the Borrowers shall direct, shall conclusively establish the obligation of the Borrowers to repay such Revolving Loans as provided herein.

          (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 2.2(b) shall be irrevocable and the Borrowers shall be bound to borrow the funds requested therein in accordance therewith.

          (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to Section 2.2(b), the Agent shall elect, in its discretion, (i) to have the terms of Section 2.2(g) apply to such requested Borrowing, or (ii) to request the Bank to make a Bank Loan pursuant to the terms of Section 2.2(h) in the amount of the requested Borrowing; provided, however, that if the Bank declines in its sole discretion to make a Bank Loan pursuant to Section 2.2(h), the Agent shall elect to have the terms of Section 2.2 (g) apply to such requested Borrowing.

          (g) Making of Revolving Loans. (i) In the event that the Agent shall elect to have the terms of this Section 2.2(g) apply to a requested Borrowing as described in Section 2.2(f), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to Section 2.2(b), the Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (New York City time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Revolving Loans available to the Borrowers on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account of the Borrowers, designated in writing by the Authorized Representative on behalf of the Borrowers and acceptable to the Agent; provided, however, that the amount of Revolving Loans so made on any date shall in no event exceed the Combined Availability on such date.

               (ii) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify the Authorized Representative on behalf of the Borrowers of such failure to fund and, upon demand by the Agent, the Borrowers shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

               (iii) The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to the Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to the Borrowers shall bear interest at the rate applicable to Base Rate Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (1) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (2) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing, shall be allocated among such performing Lenders ratably based upon their relative Commitments. This section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder.

          (h) Making of Bank Loans. (i) In the event the Agent shall elect, with the consent of the Bank, to have the terms of this Section 2.2(h) apply to a requested Borrowing as described in Section 2.2(f), the Bank shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by the Bank pursuant to this Section 2.2(h) being referred to as a "Bank Loan" and such Revolving Loans being referred to collectively as "Bank Loans") available to the Borrowers on the Funding Date applicable thereto by transferring same day funds to an account of the Borrowers, designated in writing by the Authorized Representative on behalf of the Borrowers and acceptable to the Agent. Each Bank Loan is a Revolving Loan hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Agent shall not request the Bank to make any Bank Loan if the Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 10 will not be satisfied on the requested Funding Date for the applicable Borrowing. The Bank shall not otherwise be required to determine whether the applicable conditions precedent set forth in Article 10 have been satisfied or the requested Borrowing would exceed the Combined Availability on the Funding Date applicable thereto prior to making, in its sole discretion, any Bank Loan.

               (ii) The Bank Loans shall be repayable as provided herein (including without limitation Section 2.2(i)) and secured by the Collateral, shall constitute

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     Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to Base Rate Loans from time to time.

          (i) Agent Advances. (i) Subject to the limitations set forth in the provisos contained in this Section 2.2(i), the Agent is hereby authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Article 10 have not been satisfied, to make Revolving Loans to the Borrowers on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to any Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 15.7 (any of the advances described in this Section 2.2(i) being hereinafter referred to as "Agent Advances"); provided, that (w) the Required Lenders may at any time revoke the Agent's authorization contained in this Section 2.2(i) to make Agent Advances, any such revocation to be in writing and to become effective prospectively upon the Agent's receipt thereof, (x) the Agent shall not make an Agent Advance which would cause the Aggregate Revolver Outstandings to exceed Combined Availability, (y) the Agent shall not make an Agent Advance which, together with all other Agent Advances then outstanding, would aggregate an amount in excess of 5% of the Combined Availability (without giving effect to the Maximum Revolver Amount) at the time such Agent Advance is made and (z) no Agent Advance shall be made if at such time an Agent Advance has been outstanding for more than 45 consecutive days.

               (ii) The Agent Advances shall be repayable on demand and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Base Rate Loans from time to time.

          (j) Settlement. It is agreed that each Lender's funded portion of the Revolving Loan is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by any Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Bank Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

               (i) The Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) on behalf of the Bank, with respect to each outstanding Bank Loan, (2) for itself, with respect to each Agent Advance, and (3) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 1:00 p.m. (New York City time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Bank, in the case of Bank Loans) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of Bank Loans and Agent

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

     Advances with respect to which Settlement is requested available to the Agent, for itself or for the account of the Bank, in same day funds, to such account of the Agent as the Agent may designate, not later than 3:00 p.m. (New York City time), on the Settlement Date applicable thereto. Settlement may start during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in
     Article 10 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Bank Loan or Agent Advance and, together with the portion of such Bank Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Bank Loan, and (B) for itself, with respect to each Agent Advance.

               (ii) Notwithstanding the foregoing, not more than one Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Bank Loan or Agent Advance), each other Lender shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Bank Loan or Agent Advance to the extent of such Lender's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Lender's Pro Rata Share of such Bank Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three days from and after such demand and thereafter at the Interest Rate then applicable to the Revolving Loans.

               (iii) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Bank Loan or Agent Advance pursuant to subsection (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Bank Loan or Agent Advance.

               (iv) Between Settlement Dates, the Agent, to the extent no Agent Advances or Bank Loans are outstanding, may pay over to the Bank any payments received by Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans for application to the Bank's other outstanding Revolving Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's other outstanding Revolving Loans other than to Bank Loans or Agent Advances, as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount

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

     such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Bank Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Bank Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

          (k) Notation. The Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the Bank Loans owing to the Bank, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

          (l) Lenders' Failure to Perform. All Loans (other than Bank Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (a) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, (b) no failure by any Lender to perform its obligation to make any Loans hereunder shall excuse any other Lender from its obligation to make any Loans hereunder, and (c) the obligations of each Lender hereunder shall be several, not joint and several.

     2.3  Letters of Credit.

          (a) Agreement to Cause Issuance. Subject to the terms and conditions of this Agreement and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, and in reliance upon the representations and warranties of the Borrowers herein set forth, the Agent agrees to (1) cause the Letter of Credit Issuer to issue for the joint and several account of the Borrowers and/or (2) to provide credit support or other enhancement to Letter of Credit Issuer acceptable to the Agent, which issue Letters of Credit for the joint and several account of the Borrowers (any such credit support or enhancement being herein referred to as a "Credit Support") in accordance with this Section 2.3 from time to time during the term of this Agreement.

          (b) Amounts: Outside Expiration Date. The Agent shall not have any obligation to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (1) the maximum undrawn amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (2) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof exceed the Combined Availability at such time; (3) in the case of a standby Letter of Credit, the maximum undrawn amount of the

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

requested standby Letter of Credit, together will all other standby Letters of Credit issued for the account of one or more of the Borrowers, exceeds $20,000,000; or (4) such Letter of Credit has an expiration date later than 30 days prior to the Stated Termination Date or more than 12 months from the date of issuance for standby letters of credit and 180 days for documentary letters of credit. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this Section 2.3 are met and no Default or Event of Default has occurred and is continuing, no Lender shall decline to consent to any such extension or renewal.

          (c) Other Conditions. In addition to being subject to the satisfaction of the applicable conditions precedent contained in Article 10 and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, the obligation of the Agent to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

               (1) The Borrowers shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance reasonably satisfactory to such Letter of Credit Issuer and the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and such Letter of Credit Issuer;

               (2) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

          (d)  Issuance of Letters of Credit.

               (1) Request for Issuance. The Authorized Representative on behalf of the Borrowers shall give the Agent three Business Days' prior written notice of the Borrowers' request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, that such Letter of Credit is for the joint and several account of the Borrowers, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn

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

in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Authorized Representative on behalf of the Borrowers shall attach to such notice the proposed form of the Letter of Credit.

               (2) Responsibilities of the Agent; Issuance. The Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Authorized Representative on behalf of the Borrowers pursuant to Section 2.3(d)(1), (i) the amount of the applicable Unused Letter of Credit Subfacility and (ii) the Combined Availability as of such date. If (i) the undrawn amount of the requested Letter of Credit is not greater than the applicable Unused Letter of Credit Subfacility and (ii) the issuance of such requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would not exceed the Combined Availability, the Agent shall, subject to the terms and conditions hereof, cause the Letter of Credit Issuer to issue the requested Letter of Credit on such requested effective date of issuance so long as the other conditions here are met.

               (3) No Extensions or Amendment. The Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 2.3(d) are met as though a new Letter of Credit were being requested and issued.

               (4) Notice of Issuance. On each Settlement Date, the Agent shall give notice to each Lender of the issuance of all Letters of Credit issued since the last Settlement Date.

          (e)  Payments Pursuant to Letters of Credit.

               (1) Payment of Letter of Credit Obligations. Each Borrower agrees jointly and severally to reimburse (i) the Letter of Credit Issuer for any draw under any Letter of Credit and (ii) the Agent for the account of the Lenders upon any payment pursuant to any Credit Support immediately when due, and to pay the Letter of Credit Issuer the amount of all other obligations and other amounts payable to such issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which such Borrower may have at any time against such issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Agent for a Borrowing of a Base Rate Loan in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

          (f)  Participations.

               (1) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 2.3(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit

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

Issuer, if not the Bank, in connection with the issuance of such Letter of Credit (including, without limitation, all obligations of the Borrowers with respect thereto, and any security therefor or guaranty pertaining thereto).

               (2) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from any Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender pursuant to Section 2.3(e)(2), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower in Dollars. Each such payment shall be made by the Agent on the next Settlement Date.

               (3) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support for any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

               (4) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to any Credit Support for any Letter of Credit or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of the Borrowers to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including, without limitation, any of the following circumstances:

               (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

               (ii) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in any Letter of Credit);

               (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

               (v)   the occurrence of any Default or Event of Default; or

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

               (vi) the failure of any Borrower to satisfy the applicable conditions precedent set forth in Article 10.

          (g) Recovery or Avoidance of Payments; Refund of Payments in Error. In the event any payment by or on behalf of any Loan Party received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit (or any guaranty by any Loan Party or reimbursement obligation of any Borrower relating thereto) and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Authorized Representative prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

          (h)  Compensation for Letters of Credit.

               (1) Letter of Credit Fee. Each Borrower agrees, jointly and severally, to pay to the Agent with respect to each Letter of Credit, for the account of the Lenders, the Letter of Credit Fee specified in, and in accordance with the terms of, Section 3.5.

               (2) Issuer Fees and Charges. Each Borrower shall jointly and severally pay to the issuer of any Letter of Credit, or to the Agent, for the account of the issuer of any such Letter of Credit, solely for such issuer's account, such fees and other charges as are charged by such issuer for letters of credit issued by it, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and canceling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed.

          (i) Indemnification by Lenders. To the extent not reimbursed by the Borrowers and without limiting the obligations of the Borrowers hereunder, the Lenders agree to indemnify the issuer of any Letter of Credit ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such issuer in any way relating to or arising out of any Letter of Credit issued by such issuer or the transactions contemplated thereby or any action taken or omitted by such issuer under any Letter of Credit issued by such issuer or any Loan Document in connection therewith; provided that no Lender

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

shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the issuer of any Letter of Credit promptly upon demand for its Pro Rata Share of any costs or expenses payable by a Borrower to such issuer, to the extent that such issuer is not promptly reimbursed for such costs and expenses by the Borrowers. The agreement contained in this Section shall survive payment in full of all other Obligations.

          (j)  Indemnification: Exoneration; Power of Attorney.

               (1) Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.3. each Borrower hereby agrees, jointly and severally, to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any credit support or enhancement in connection therewith. The agreement in this Section 2.3(j)(l) shall survive payments of all Obligations.

               (2) Assumption of Risk by the Borrowers. As among the Borrowers, the Lenders, and the Agent, each Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority; or (I) any Letter of Credit issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 2.3(j).

               (3) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent or any Lender

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

under or in connection with any of the Letters of Credit or any related certificates shall not put the Agent or any Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

               (4) Rights Against Letter of Credit Issuer. Nothing contained in this Agreement is intended to limit the Borrowers' rights, if any, with respect to the issuer of a Letter of Credit which arise as a result of the letter of credit application and related documents executed by and between a Borrower and such issuer.

               (5) Power of Attorney. In connection with all Inventory financed by Letters of Credit, each Borrower hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (a) to sign and/or endorse such Borrower's name upon any warehouse or other receipts; (b) to sign such Borrower's name on bills of lading and other negotiable and non-negotiable documents; (c) to clear Inventory through customs in the Agent's or such Borrower's name, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose; (d) to complete in such Borrower's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (e) during the continuance of a Default or an Event of Default, to do such other acts and things as are necessary in order to enable the Agent to obtain possession of the Inventory and to obtain payment of the Obligations. Neither the Agent nor its designee, as any Borrower's attorney, will be liable for any acts or omissions, nor for any error of judgement or mistakes of fact or law. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

               (6) Account Party. Each Borrower hereby authorizes and directs any issuer of a Letter of Credit to name such Borrower as an "Account Party" therein and to deliver to the Agent, with notice thereof to the Authorized Representative on behalf of the Borrowers, all instruments, documents and other writings and property received by the issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

               (7) Control of Inventory. In connection with all Inventory financed by Letters of Credit, each Borrower will, at the Agent's request during the continuance of an Event of Default, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding Inventory, documents or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into such Borrower's possession, to deliver them, upon request, to the Agent in their original form. Each Borrower shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

          (k) Cash Collateral; Supporting Letter of Credit. If, notwithstanding the provisions of Section 2.3(b) and Section 12.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination, the Borrowers shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, cash in the amount of 105% of the face

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amount of such Letter of Credit or a standby letter of credit (a "Supporting
Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer reasonably satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the applicable Lenders for payments to be made by the Agent and such Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit shall be held by the Agent, for the ratable benefit of the Agent and the applicable Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding. Such deposit of cash or Supporting Letter of Credit, as applicable, shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or Credit Support remaining outstanding until such time as such Letters of Credit shall have been terminated or canceled and all of the Obligations owing from the Borrowers in respect of the Letters of Credit and/or Credit Support have been paid in full.

     2.4 Bank Products. The Authorized Representative may request on behalf of any of the Borrowers and the Agent (in the case of the Bank and its Affiliates) or another Lender (in the case of such other Lender and its Affiliates) may, in its sole and absolute discretion, arrange for the Borrowers to obtain from the Bank or any of its Affiliates (in the case of the Agent) or such other Lender or its Affiliates (in the case of such other Lender) Bank Products although such Borrower is not required to do so. If Bank Products are provided by an Affiliate of the Bank or another Lender, the Borrowers jointly and severally agree to indemnify and hold the Agent, the Bank and the other Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent, the Bank or any other Lender which arise from any indemnity given by the Agent or such other Lender, as the case may be, to its Affiliates related to such Bank Products; provided, however, (x) nothing contained herein is intended to limit the Borrowers' rights, with respect to the Bank, another Lender or their respective Affiliates, if any, which arise as a result of the execution of documents by and between any Borrower and the Bank or another Lender, as applicable, which relate to Bank Products and (y) Bank Products consisting of cash management services, including controlled disbursement services, and ACH Transactions may only be provided to a Borrower by the Bank or an Affiliate of the Bank or another bank acceptable to the Agent. The indemnification and hold harmless provisions contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank, another Lender or any of their respective Affiliates (a) is in the sole and absolute discretion of the Bank, such other Lender or the applicable Affiliate of the Bank or such other Lender, as the case may be, and
(b) is subject to all rules and regulations of the Bank, such other Lender or the applicable Affiliate of the Bank or such other Lender, as the case may be.

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                                    ARTICLE 3

                                INTEREST AND FEES

     3.1  Interest.

          (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate and Sections 3.1(a)(i) or (ii), as applicable, but not to exceed the Maximum Rate described in Section 3.3. Subject to the provisions of Section 3.2, any of the Loans may be converted into, or continued as, Base Rate Loans or LIBOR Rate Loans in the manner provided in Section 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Base Rate Loans and shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

               (i) For all Base Rate Loans and other Obligations (other than LIBOR Revolving Loans) at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and

               (ii) For all LIBOR Revolving Loans at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate described in (i) above as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). The Borrowers, jointly and severally, shall pay to the Agent, for the ratable benefit of the Lenders (x) interest accrued on all Base Rate Loans in arrears on the first day of each month after the Closing Date and on the Termination Date and (ii) interest on all LIBOR Revolving Loans in arrears on each LIBOR Interest Payment Date.

          (b) Default Rate. If any Default or Event of Default occurs and is continuing and the Agent or the Majority Lenders in their discretion so elect, then, while any such Default or Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.

     3.2 Conversion and Continuation Elections. (a) The Authorized Representative on behalf of the Borrowers may, upon irrevocable written notice to the Agent in accordance with Subsection 3.2(b):

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               (i)   elect, as of any Business Day, in the case of Base Rate
     Loans to convert any such Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into LIBOR Rate Loans; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans, provided further that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month and on and after such date the right of the Borrowers to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, as the case may be, shall terminate.

          (b) The Authorized Representative on behalf of the Borrowers shall deliver a Notice of Conversion/Continuation (substantially in the form of Exhibit F or another form acceptable to the Agent) (each, a "Notice of Conversion/Continuation") to be received by the Agent not later than 11:00 a.m. (New York City time) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

               (i)   the proposed Conversion/Continuation Date;

               (ii)  the aggregate amount of Loans to be converted or renewed;

               (iii) the type of Loans resulting from the proposed conversion or continuation; and

               (iv) the duration of the requested Interest Period, provided, however, the Borrowers may not select an Interest Period that ends after the Stated Termination Date.

          (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrowers have failed to timely select a new Interest Period to be applicable to LIBOR Rate Loans or if any Event of Default then exists, the Borrowers shall be deemed (without the giving of a Notice of Conversion/Continuation) to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

          (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

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          (e)  During the existence of an Event of Default, the Borrowers may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

          (f) After giving effect to any conversion or continuation of Loans, there may not be more than eight (8) different Interest Periods in effect with respect to the Borrowers in the aggregate.

     3.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by the Lenders under applicable law for loans of the type provided for hereunder (the "Maximum Rate") If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or
(ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect and (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Authorized Representative on behalf of the Borrowers such excess.

     3.4 Unused Line Fee. Until the Obligations have been paid in full and this Agreement is terminated, the Borrowers agree, jointly and severally, to pay, on the first day of each month and on the Termination Date, to the Agent, for the ratable account of the Lenders, an unused line fee (the "Unused Line Fee") equal to 0.5% per annum on the amount by which the average daily Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans, the average daily aggregate undrawn face amount of all outstanding Letters of Credit plus the average daily aggregate amount of any unpaid reimbursement Obligations in respect of Letters of Credit, during the immediately preceding month or shorter period if calculated on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by the Agent on account of Accounts or as proceeds of other Collateral shall be deemed to be credited to the Borrowers' Loan Account immediately upon receipt for purposes of calculating the unused line fee pursuant to this Section 3.4.

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     3.5  Letter of Credit Fee. The Borrowers agree, jointly and severally, to pay to the Agent, for the ratable account of the Lenders, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to 3.0% per annum of the average daily outstanding undrawn face amount of such Letter of Credit, plus all out-of-pocket costs, fees and expenses incurred by the Agent in connection with the application for, issuance of, or amendment to such Letter of Credit, which costs, fees and expenses will also include a "fronting fee" of 25 basis points times the face amount of such Letter of Credit at the time of issuance. The Letter of Credit Fee shall be payable by the Borrowers monthly in arrears on the first day of each month following any month in which a Letter of Credit was issued and/or in which a Letter of Credit remains outstanding. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. If any Event of Default occurs and is continuing, then the Letter of Credit Fee shall be 5.0% per annum (plus bank charges) and shall be payable on demand.

     3.6 Fee Letters. The Borrowers jointly and severally agree to pay the Agent all fees set forth in the Fee Letter.

     3.7 Payment of Fees. The Borrowers jointly and severally agree that all fees described in this Article 3, including without limitation the fees payable pursuant to the terms of the Fee Letter, shall be fully earned when accrued and non-refundable for any reason whatsoever and shall be due and payable on the due dates set forth in this Agreement.

                                    ARTICLE 4

                            PAYMENTS AND PREPAYMENTS

     4.1 Revolving Loans. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrowers may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Revolving Loans prepaid by any Borrower prior to the expiration date of the Interest Period applicable thereto, the Borrowers promise to pay, jointly and severally, to the Agent for account of the Lenders the amounts described in Section 5.4. In addition, and without limiting the generality of the foregoing, upon demand (within three days of demand if as a result of the imposition of a new Reserve, increase in a Reserve or a change in eligibility criteria) the Borrowers promise to pay to the Agent, for the account of the Lenders, the amount, without duplication, by which the Combined Availability is less than zero.

     4.2 Termination or Reduction of Facility. (a) The Borrowers may jointly (but not individually) terminate this Agreement upon at least 5 Business Days' written notice from the Authorized Representative to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit or the provision of collateral support for such Letters of Credit as provided in Section 2.3(k), (b) the payment in full in cash of all other Obligations together with accrued interest thereon, and (c) with respect to any LIBOR Rate Loans prepaid in

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connection with such termination prior to the expiration date of the Interest
Period applicable thereto, the payment of the amounts described in Section 5.4.

          (b) The Borrowers shall have the right, upon not less than three (3) Business Days' written notice from the Authorized Representative to the Agent to, from time to time on or after the Final Bankruptcy Court Order Date, permanently reduce the Maximum Revolver Amount; provided, that (i) any such reduction in the Maximum Revolver Amount shall result in a Dollar-for-Dollar decrease in the aggregate amount of the Commitments then in effect, (ii) the aggregate amount of reductions of the Maximum Revolver Amount pursuant to this
Section 4.2(b) shall not exceed $150,000,000 and (iii) no such reduction of the Maximum Revolver Amount shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans on the effective date thereof, Combined Availability would be less than zero or a breach of Section 9.37 would occur. Any such reduction shall be in an amount equal to $25,000,000 or a multiple of $5,000,000 in excess thereof, and shall reduce the aggregate Commitments then in effect pro rata among the Lenders. Prior to the Consumer Credit Card Account Line Expiration Date, the aggregate amount of reductions under this Section 4.2(b) shall not exceed $50,000,000. In no event shall the Borrowers be permitted to reduce the Maximum Revolver Amount pursuant to this
Section 4.2(b) to an amount less than $250,000,000; provided that the Borrowers may terminate this Agreement pursuant to Section 4.2(a).

     4.3 Payments by the Loan Parties. (a) All payments to be made by any Loan Party shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by any Loan Party shall be made to the Agent for the account of the Lenders at the Agent's address set forth in Section 15.8, and shall be made in Dollars and in immediately available funds, no later than 2:00 p.m. (New York City time) on the date specified herein. Any payment received by the Agent later than 2:00 p.m. (New York City time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

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     4.4  Payments as Revolving Loans. At the election of the Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including all reimbursement for expenses pursuant to Section 15.7, may be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by the Borrowers pursuant to Section 2.2 or a deemed request as provided in this
Section 4.4. Each Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying all amounts due and payable hereunder, and agrees that all such amounts charged shall constitute Revolving Loans (including Bank Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested by the Borrowers pursuant to Section
2.2. With respect to reimbursement of expenses for which the Borrowers are obligated hereunder, the Agent will not charge the Loan Account of the Borrowers prior to giving the Borrowers at least two Business Days notice of each such reimbursable expense and, if the invoice for such reimbursable expense provides for a due date, then the Agent will not charge the Loan Account prior to the due date thereof.

     4.5 Apportionment and Application and Reversal of Payments. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements then due to the Agent from any of the Borrowers or other Loan Parties, second, to pay any fees, indemnities or expense reimbursements relating to Bank Products of the type specified in clauses (ii) and (iii) of the definition thereof then due to any Lender or any of its Affiliates from any of the Borrowers (but only if no Event of Default is continuing at such time; it being agreed that if an Event of Default is continuing, clause second shall not be applicable); third, to pay any fees or expense reimbursements then due to the Lenders from any of the Borrowers or other Loan Parties; fourth, to pay interest due in respect of all Revolving Loans, including Bank Loans and Agent Advances; fifth, to pay or prepay principal of Bank Loans and Agent Advances; sixth, to pay or prepay principal of the Revolving Loans (other than Bank Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; seventh, to pay an amount to Agent equal to all outstanding Obligations (contingent or otherwise) with respect to Letters of Credit to be held as cash collateral for such Obligations; eighth, to the payment of any Obligations then due and owing of any Borrower in respect of Bank Products (to the extent not paid pursuant to clause second above) and ninth, to the payment of any other Obligation due to the Agent or any Lender by any of the Borrowers or other Loan Parties. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Revolving Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Revolving Loan or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrowers shall pay LIBOR breakage losses in accordance with
Section 5.4. The Agent and the Lenders shall have the continuing and

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exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

     4.6 Indemnity for Returned Payments. If, after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, the Agent, any Lender, the Bank or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender, and the Borrowers shall be liable, jointly and severally, to pay to the Agent and the Lender, and hereby do indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for, the amount of such payment or proceeds surrendered. The provisions of this
Section 4.6 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.6 shall survive the termination of this Agreement.

     4.7 Agent's and Lenders' Books and Records; Monthly Statements. The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. Each Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Authorized Representative on behalf of the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 4.5 and corrections of errors discovered by the Agent), unless the Borrowers notify the Agent in writing to the contrary within 30 days after such statement is rendered. In the event a timely written notice of objections is given by the Borrowers, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.

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                                    ARTICLE 5

                     TAXES. YIELD PROTECTION AND ILLEGALITY

     5.1 Taxes. (a) Except as provided in Section 5.1(c), any and all payments by any Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes (excluding the following Taxes ("Excluded Taxes"): (i) Taxes imposed on, or measured by, the recipient's overall net income or overall gross income imposed by the jurisdiction under the laws of which such recipient is incorporated or otherwise organized, in which such recipient is a resident for income tax purposes, or in which such recipient's principal executive office or lending office is located, in each case, including any political subdivision thereof, (ii) branch profits taxes, franchise taxes, or similar taxes imposed on the recipient, and (iii) any Taxes that would not have been imposed but for the activities of the recipient in the jurisdiction imposing such Tax other than the execution, delivery, performance, filing, recording, and enforcement of, and the other activities contemplated in, this Agreement and the other Loan Documents, and the recipient's participation in the transactions contemplated by this Agreement and the other Loan Documents (all Taxes other than Excluded Taxes, "Indemnified Taxes")). In addition, the Borrowers shall, jointly and severally, pay all Other Taxes.

          (b) Each Borrower agrees, jointly and severally, to indemnify and hold harmless each Lender and the Agent for the full amount of Indemnified Taxes or Other Taxes (including any Indemnified Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor.

          (c) If any Borrower shall be required by law to deduct or withhold any Indemnified Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

               (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

               (ii)  such Borrower shall make such deductions and withholdings;

               (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

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               (iv) such Borrower shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.

          (d) Within 30 days after the date of any payment by any Borrower of Indemnified Taxes or Other Taxes, such Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Agent.

          (e) If any Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

          (f) If any Borrower is required to pay any amounts pursuant to the provisions of this Section 5.1, and if thereafter any Lender or the Agent (as the case may be) shall receive or be granted a credit against or remission for Indemnified Taxes or Other Taxes payable by such Lender or the Agent (as the case may be) in respect of the amounts so paid by such Borrower, such Lender or the Agent (as the case may be) shall to the extent that it can do so without prejudice to the retention of the amount of such credit or remission, pay to such Borrower 30 days after the date on which such Lender or the Agent effectively obtains the benefit of such credit or remission an amount which it reasonably determines to be equal to such credit or remission less any sum which it is required by law to deduct therefrom. Such Lender or the Agent (as the case may be) may, in its sole discretion, determine the order of utilization of all charges, deductions, credits and expenses which reduce Taxes imposed on its net income. Nothing in this Section 5.1(f) shall be construed as requiring any Lender or the Agent (as the case may be) to conduct its business or to arrange or alter in any respect its Tax or financial affairs so that it is entitled to receive such credit or remission, other than performing any ministerial acts necessary to be entitled to receive such credit or remission.

          (g) In the event that any Lender or the Agent receives written communication from any Tax authority with respect to an assessment or proposed assessment of any Indemnified Taxes or Other Taxes, such Lender or the Agent (as the case may be) shall promptly notify the Borrowers in writing and provide a copy of such communication to the Borrowers. In the event that an administrative or judicial proceeding is commenced involving any Lender or the Agent which, if determined adversely to it, would result in the payment of Indemnified Taxes or Other Taxes, such Lender or the Agent (as the case may be) shall promptly notify the Borrowers and shall permit the Borrowers to consult with such Lender or Agent regarding such proceeding and the preparation of submissions in connections with such proceeding; provided, however, that in the event that such Lender or the Agent (as the case may be) fails to comply with this provision, with respect to any communication, or administrative or judicial proceeding, the Borrowers shall continue to have liability to indemnify such Lender or the Agent (as the case may be) hereunder with respect to Indemnified Taxes or Other Taxes that are the subject of such communication or

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proceeding, except to the extent that the Borrowers were prejudiced and incurred liability solely as a result of such failure.

     5.2 Illegality. (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by the Lender to the Authorized Representative on behalf of the Borrowers through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Agent and the Authorized Representative on behalf of the Borrowers that the circumstances giving rise to such determination no longer exist.

          (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrowers shall, upon their or the Authorized Representative's receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 5.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loan. If the Borrowers are required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, such Borrowers shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

     5.3 Increased Costs and Reduction of Return. (a) If any Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans (in each case, other than Taxes, which shall be governed exclusively by Section 5.1), then the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

          (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Authorized Representative on behalf of the Borrowers through the Agent, the Borrowers shall, jointly and

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severally, pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

     5.4 Funding Losses. The Borrowers shall, jointly and severally, reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

          (a) the failure of the Borrowers to make on a timely basis any payment of principal of any LIBOR Rate Loan;

          (b) the failure of the Borrowers to borrow, continue or convert a Loan after the Borrowers have given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

          (c) the prepayment or other payment (including after acceleration thereof) of a LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.

     5.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Authorized Representative on behalf of the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrowers may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrowers do not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrowers, in the amount specified in the applicable notice submitted by the Borrowers, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

     5.6 Certificates of Lenders. If any Lender claims reimbursement or compensation under this Article 5 the Agent shall determine the amount thereof and shall deliver to the Authorized Representative on behalf of the Borrowers (with a copy to the affected Lender) within 90 days of demand a certificate setting forth in reasonable detail the amount payable to the affected Lender and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

     5.7  Survival. The agreements and obligations of the Borrowers in this
Article 5 shall survive the payment of all other Obligations.

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                                    ARTICLE 6

                    COLLATERAL: ADMINISTRATIVE SUPERPRIORITY

     6.1 Grant of Security Interest. (a) As security for all present and future Obligations, each Loan Party hereby grants to the Agent, for the ratable benefit of the Agent and the Lenders, a continuing security interest in, lien on, and right of set-off against, all of the following property of such Loan Party, whether now owned or existing or hereafter acquired or arising, regardless of where located:

               (i)    all Accounts;

               (ii)   all Inventory;

               (iii)  all contract rights;

               (iv)   all Chattel Paper;

               (v)    all Documents;

               (vi)   all Instruments;

               (vii)  all Supporting Obligations;

               (viii) all General Intangibles;

               (ix)   all Equipment;

               (x)    all Investment Property;

               (xi) all money, cash, cash equivalents, securities and other property of any kind of such Loan Party held directly or indirectly by the Agent or any Lender;

               (xii) all of such Loan Party's deposit accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Loan Party maintains deposits, including any Payment Accounts;

               (xiii) all other assets and property of such Loan Party;

               (xiv)  the commercial tort claims listed on Schedule 6.1(a)(xiv);

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               (xv)   all books, records and other property related to or
     referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

               (xvi) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, together with the property or interests therein covered by the DIP Orders, and all other property of any Loan Party or other Person in which the Agent or any Lender may at any time be granted a Lien to secure any or all of the Obligations, is herein collectively referred to as the "Collateral"; provided, that notwithstanding anything to the contrary herein, no security interest, lien or right of set-off exists in any avoidance action or the proceeds therefrom under the Bankruptcy Code except as expressly provided in the Final Bankruptcy Court Order.

          (b) As security for all Obligations, the DIP Orders create a Lien in favor of the Agent, for the ratable benefit of the Agent and the Lenders, on all real property, improvements thereon and interests therein now or hereafter owned or acquired by any Loan Party. To more fully effectuate such Lien, each Loan Party shall, to the extent requested at any time during the term of this Agreement by the Agent or the Majority Lenders, execute and deliver to the Agent Mortgage(s) on the Real Estate of such Loan Party, provided that in the event a mortgage recording tax based on the indebtedness secured thereby is payable upon recordation of any Mortgage then the amount secured under each such Mortgage(s) shall be limited to an amount not greater than 125% of the appraised value of the Real Estate subject to such Mortgage(s).

          (c)  All of the Obligations shall be secured by all of the Collateral.

          (d) Each Loan Party hereby agrees that the Obligations shall constitute allowed administrative expense claims in its respective Case having priority pursuant to Section 364(c)(1) of the Bankruptcy Code over all administrative expense claims and unsecured claims against such Borrower now existing or hereafter arising, of any kind or nature whatsoever, including, without limitation, all administrative expense claims of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses, the establishment of which super-priority shall have been approved and authorized by the Bankruptcy Court.

     Each of the Loan Parties hereby represents and warrants that the Obligations of Loan Parties constitute allowed administrative expense claims in such Loan Party's Case.

          (e) The Agent's Liens and the super-priority administrative expense claim granted pursuant to clause (d) above have been independently granted by the Loan Documents, and may be independently granted by other Loan Documents heretofore or hereafter entered into. The Agent's Liens and the super-priority administrative expense claim granted pursuant to

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

clause (d) above, this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order, the CCAA Order and the other Loan Documents supplement each other, and the grants, priorities, rights and remedies of the Lenders and the Agent hereunder and thereunder are cumulative. In the event of a direct conflict between the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order or the CCAA Order, on the one hand, and any other Loan Document, on the other hand, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order or the CCAA Order, as the case may be, shall control.

          (f) The Agent agrees that, with respect to any Liens of the Agent in any item or items of Collateral (other than Accounts, Inventory, Real Estate or proceeds thereof) which is also encumbered by a Permitted Lien described in clause (g) of such definition, the Agent's Lien therein shall be subordinate and junior in all respects to such Permitted Lien therein and the Agent shall not exercise any of its rights or remedies to foreclose or otherwise realize upon such item or items of Collateral unless (i) the relevant Debt secured by such Permitted Lien on such item or items of Collateral is paid in full or (ii) the Agent obtains the prior written consent of the requisite holders of such Debt; provided that the foregoing shall in no event prohibit the Agent from receiving the proceeds of any such Collateral as a junior lienholder therein in connection with the exercise of rights or remedies with respect to such Collateral by the holder of any such Permitted Lien.

     6.2 Perfection and Protection of Security Interest (a) Each Loan Party shall, at its expense, perform all steps requested by the Agent at any time to more fully effectuate, perfect, maintain, protect, and enforce the Agent's Liens, including, without limitation, at the request of the Agent: (i) executing, delivering and/or filing and recording of the Mortgage(s) and any additional security agreements or assignments with respect to Property Rights of such Loan Party and filing or authorizing the Agent to file financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent; (ii) delivering to the Agent the originals of all Instruments, Documents, and Chattel Paper of such Loan Party, and all other Collateral of which the Agent determines it should have physical possession in order to perfect and protect the Agent's security interest therein, duly pledged, endorsed or assigned to the Agent without restriction; (iii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the Collateral for which certificates of title have been issued; (iv) when an Event of Default exists and is continuing, transferring its Inventory to warehouses designated by the Agent; (v) placing notations on such Loan Party's books of account to disclose the Agent's security interest; (vi) obtaining control agreements from securities intermediaries with respect to financial assets in the possession of securities intermediaries;
(vii) obtaining control agreements from banks and other financial institutions with respect to deposit accounts (as defined in the UCC) maintained at such bank or other financial institution; (viii) assigning and delivering to the Agent all Supporting Obligations, including letters of credit on which such Loan Party is named beneficiary with the written consent of the issuer thereof; (ix) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens. Each Loan Party hereby authorizes the Agent to file one or more financing statements disclosing the Agent's Liens. Each Loan Party agrees that a carbon, photographic, photostatic, or

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other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

          (b) If any Collateral of a Loan Party is at any time in the possession or control of any warehouseman, bailee or any of a Loan Party's agents or processors, then such Loan Party shall notify the Agent thereof and shall use commercially reasonable efforts if requested by the Agent obtain a bailee letter acknowledged by the bailee that notifies such Person of the Agent's security interest in such Collateral and instructs such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral is located in any operating facility of a Loan Party that is leased by such Loan Party, then such Loan Party shall use commercially reasonable efforts if requested by the Agent obtain written landlord lien waivers or subordinations, in form and substance reasonably satisfactory to the Agent, that waives or subordinates all present and future Liens which the owner or lessor of such premises may be entitled to assert against such Collateral and permits the Agent to have access to such leased premises in connection with the exercise by the Agent of rights and remedies with respect to the Collateral located therein.

          (c) From time to time, each Loan Party shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral in which such Loan Party has an interest, but such Loan Party's failure to do so shall not affect or limit the Agent's security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Loan Party. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Combined Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

          (d) Notwithstanding anything to the contrary contained herein or elsewhere:

               (i) The Agent's Liens shall be deemed valid and perfected by entry of the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order and the CCAA Order, as the case may be. The Agent and the Lenders shall not be required to file any financing statements, mortgages, notices of lien or similar instruments in any jurisdiction or filing office, or to take possession of any Collateral or to take any other action in order to validate or perfect the Liens granted by or pursuant to this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order, the CCAA Order or any other Loan Document. If the Agent or the Majority Lenders shall, in its or their sole discretion, from time to time elect to file any such financing statements, mortgages, notices of lien or similar instruments, take possession of any Collateral or take any other action to further validate the perfection of all or any portion of the Agent's Liens, all such documents and actions shall be deemed to have been filed or recorded or taken at the time and on the Interim Bankruptcy Court Order Date or, in the case of the Canadian Guarantors, the date on which the CCAA Order is entered, as the case may be.

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               (ii)   The Liens, lien priorities, super priority administrative
     expense claims and other rights and remedies granted to the Agent and the Lenders pursuant to this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order, the CCAA Order or the other Loan Documents (specifically including, but not limited to, the existence, perfection and priority of the Liens provided for herein and therein, and the administrative expense claim priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by any Loan Party (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by dismissal or conversion of the Case, or by any other act or omission whatsoever. Without limiting the generality of the foregoing, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

                      (A) except for the Carve-Out Expenses, no costs or expenses of administration which have been or may be incurred in the Case or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of any Lenders, the Bank or the Agent against any Loan Party in respect of any Obligation;

                      (B) the Agent's Liens shall constitute valid and perfected first priority Liens subject and subordinate only, (x) in the case of the Agent's Liens encumbering Collateral not consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the proceeds thereof, to Permitted Liens described in clauses (c), (d), (e), (g), (h) and (i) of the definition thereof and (y) in the case of the Agent's Liens encumbering Collateral consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the proceeds thereof, Carve-Out Expenses and the Liens set forth on Schedule 9.19(b), and in each case under clauses (x) and (y) above shall be prior to all other Liens, now existing or hereafter arising, in favor of any other creditor or other Person; and

                      (C) the Agent's Liens shall continue to be valid and perfected without the need for the Agent to file financing statements or mortgages or to otherwise perfect the Agent's Liens under applicable nonbankruptcy law.

     6.3 Location of Collateral. Each Loan Party represents and warrants to the Agent and the Lenders that: (a) Schedule 6.3 is a correct and complete list of such Loan Party's and each of its Subsidiaries' chief executive office, the location of its books and records, the locations of the Collateral in which such Loan Party has an interest, and the locations of all of its other places of business; and (b) Schedule 8.12 correctly identifies any of such facilities and locations that are not owned by such Loan Party or such Subsidiary and sets forth the names of the owners and lessors or sublessors of such facilities and locations. Each Loan Party covenants and agrees that it will not (and will cause each of its Subsidiaries not to) (i) maintain any Collateral in which it has an interest at any location other than those locations listed for such Loan Party on

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Schedule 6.3 (ii) otherwise change or add to any of such locations, or (iii)
change the location of its chief executive office from the location identified in Schedule 6.3, unless it gives the Agent at least 30 days' prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith. Without limiting the foregoing, each Loan Party represents that all of its and its Subsidiaries' Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on premises owned by such Loan Party or the relevant Subsidiary, (b) on premises leased by such Loan Party or the relevant Subsidiary, provided that the Agent has received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent, or (c) in a warehouse or with a bailee, provided that the Agent has received an executed bailee letter from the applicable Person in form and substance satisfactory to the Agent.

     6.4 Title to, Liens on, and Sale and Use of Collateral. Each Loan Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) all of its and its Subsidiaries' Collateral is and will continue to be owned by such Loan Party or the relevant Subsidiary, as applicable, free and clear of all Liens whatsoever, except for Permitted Liens;
(b) the Agent's Liens in such Collateral will not be subject to any prior Lien other than (x) in the case of the Agent's Liens encumbering Collateral not consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the proceeds thereof, to Permitted Liens described in clauses (c), (d), (e),
(g), (h) and (i) of the definition thereof and (y) in the case of the Agent's Liens encumbering Collateral consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the proceeds thereof, Carve-Out Expenses and the Liens set forth on Schedule 9.19(b), and in each case under clauses (x) and
(y) above shall be prior to all other Liens, now existing or hereafter arising, in favor of any other creditor or other Person; (c) such Loan Party will (and will cause each of its Subsidiaries to) use, store, and maintain such Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) such Loan Party will not (and will cause each of its Subsidiaries not to) except as otherwise permitted by this Agreement, without the Agent's prior written approval, sell, or dispose of or permit the sale or disposition of any of such Collateral except for sales of Inventory in the ordinary course of business and sales of Equipment as permitted by Section 6.11. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

     6.5  [Intentionally Omitted].

     6.6 Access and Examination; Promotional Materials. (a) The Agent, accompanied by any Lender which so elects, may at all reasonable times during regular business hours (and at any time when a Default or Event of Default exists) have access to, examine, audit, make extracts from or copies of and inspect any or all of each Loan Party's and its Subsidiaries' records, files, and books of account and the Collateral, and discuss each Loan Party's and its Subsidiaries' affairs with each Loan Party's and its Subsidiaries' officers and management. Each Loan Party will (and will cause each of its Subsidiaries to) deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for such Loan Party and its Subsidiaries. If any of a Loan Party's or any of its Subsidiaries' records or reports of the Collateral are prepared by an accounting service or other agent, such Loan Party hereby

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authorizes (and shall cause each of its Subsidiaries to authorize) and, upon the request of the Agent, shall cause such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders, and/or, as the Agent shall choose, provide access to the Agent thereto. The
Agent may, and at the direction of the Majority Lenders shall, at any time when a Default or Event of Default exists, and at the Loan Parties' expense, make copies of all of any Loan Party's and its Subsidiaries' books and records, or require a Loan Party to deliver (or cause to be delivered) such copies to the Agent. The Agent may, without expense to the Agent, use a Loan Party's supplies and premises as may be reasonably necessary for maintaining or enforcing the Agent's Liens and each Loan Party shall cooperate and make available its personnel for such purposes. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral of a Loan Party, by mail, telephone, or otherwise.

          (b) Each Loan Party agrees that, subject to such Loan Party's or Subsidiary's, as the case may be, prior consent for uses other than in a traditional tombstone, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use such Loan Party's or such Subsidiary's name in advertising and promotional material.

     6.7 Collateral Reporting. Each Loan Party (or in the case of clause (h) below, each Loan Party which is a Borrower and Eddie Bauer Canada) shall provide the Agent with the following documents at the following times in form satisfactory to the Agent: (a) upon the request of the Agent, a schedule of such Loan Party's and its Subsidiaries' respective Accounts created, credits given, cash collected and other adjustments to Accounts of such Loan Party since the last such schedule; (b) upon the request of the Agent, an aging of such Loan Party's and its Subsidiaries' respective Accounts, together with a reconciliation to the previous aging delivered to the Agent of such Loan Party's and its Subsidiaries' respective Accounts and to such Loan Party's and its Subsidiaries' respective general ledgers, and, in the case of the Borrowers, to the corresponding Borrowing Base and, in each case, accompanied by such supporting detail and documentation as shall be requested by the Agent in its reasonable discretion; (c) upon request of the Agent, a report of open vouchers payable by vendor; (d) on a monthly basis (or more frequently if requested by the Agent), within fifteen Business Days of the last day of each month, Inventory reports by category, with additional detail showing additions to and deletions from the Inventory, together with a reconciliation to such Loan Party's general ledger and, in the case of the Borrowers, to the Combined Availability; (e) upon request of the Agent, copies of invoices in connection with such Loan Party's and its Subsidiaries' respective Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with such Loan Party's and its Subsidiaries' respective Accounts and for Inventory and Equipment acquired by such Loan Party or any of its Subsidiaries, purchase orders and invoices; (f) upon request of the Agent, a statement of the balance of each of the Intercompany Accounts; (g) such other reports as to the Collateral of such Loan Party and its Subsidiaries as the Agent shall reasonably request from time to time; (h) on a monthly basis (not later than the fifteenth day after the last day of the previous month with the information thereon to be as of the last day of such previous month), a Borrowing Base Certificate; provided, that for the period of four consecutive calendar weeks commencing with the first Business Day of the first week following the Restatement Effective Date and additionally during each Accelerated

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Delivery Period, the appropriate Loan Parties shall deliver a Borrowing Base
Certificate to the Agent on a weekly basis (not later than the third Business Day after the last Business Day of the previous week with the information thereon to be as of the last Business Day of such previous week); (i) on a monthly basis, by the 15th day of the following month, a detailed report of Major Credit Card Receivables, Consumer Credit Card Receivables and Inventory of such Loan Party; provided that if on any day of any week Combined Availability is less than $100,000,000 or if a Borrowing Base Certificate is otherwise then required to be delivered on a weekly basis pursuant to clause (h) above as a result of the occurrence of a Combined Availability Threshold Event, then such report shall be delivered for such week at the time the Borrowing Base Certificate for such week is or would be required to be delivered; and (j) with the delivery of each of the foregoing, a certificate of such Loan Party executed by an officer thereof certifying as to the accuracy and completeness of the foregoing.

     6.8 Accounts. (a) Each Loan Party hereby represents and warrants to the Agent and the Lenders, with respect to such Loan Party's and its Subsidiaries' respective Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by such Loan Party or the relevant Subsidiary, as applicable, or rendition of services by such Loan Party or the relevant Subsidiary, as applicable, in the ordinary course of such Loan Party's or such Subsidiary's respective business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to such Loan Party and reported to the Agent and the Lenders pursuant to this Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Agent and the Lenders in accordance with this Agreement or properly reflected in a Borrowing Base Certificate; (iv) each copy of an invoice delivered to the Agent by such Loan Party or any of its Subsidiaries will be a genuine copy of the original invoice sent to the Account Debtor named therein;
(v) all goods described in each invoice will have been delivered to the Account Debtor and all services of such Loan Party or the relevant Subsidiary, as applicable, described in each invoice will have been performed; and (vi) each existing Consumer Credit Card Receivable has been, and each future Consumer Credit Card Receivable will be, at all times in material compliance with all Requirements of Law.

          (b) Neither any Loan Party nor any of its Subsidiaries shall re-date any invoice or sale or make sales on extended dating beyond that customary in such Loan Party's or the relevant Subsidiary's, as applicable, business or modify any Account or extend any Account. If any Loan Party becomes aware of any matter materially adversely affecting the collectability of any Account or Account Debtor involving an amount greater than $250,000, including information regarding the Account Debtor's creditworthiness, such Loan Party will promptly so advise the Agent and if such Loan Party is a Borrower, exclude such Account from its Eligible Accounts.

          (c) Neither any Loan Party nor any of its Subsidiaries shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with

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respect to any Account without the Agent's written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and such Loan Party will promptly deliver or cause to be delivered such instrument to the Agent, endorsed by such Loan Party or the relevant Subsidiary, as applicable, to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand or notice of protest with respect thereto, the applicable Loan Party or Subsidiary shall remain liable thereon until such instrument is paid in full.

          (d) Each Loan Party shall notify the Agent promptly of all disputes and claims in excess of $250,000 with any Account Debtor, and agrees (and shall cause each of its Subsidiaries to agree) to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted by any Loan Party or any of its Subsidiaries to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of such Loan Party's or the relevant Subsidiary's, as applicable, business when no Event of Default exists hereunder. Each Loan Party shall send (or cause to be sent to) the Agent a copy of each credit memorandum in excess of $250,000 as soon as issued and, if such Loan Party is a Borrower, such Loan Party shall promptly report that credit on Borrowing Base Certificates submitted by it. The Agent may, and at the direction of the Majority Lenders shall, at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Borrowers' Loan Account with only the net amounts received by the Agent in payment of any such Loan Party's or Subsidiary's, as applicable, Accounts.

          (e) If an Account Debtor (other than a retail customer) returns any Inventory to a Loan Party when no Event of Default exists, then such Loan Party shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor (other than a retail customer) returns Inventory to a Loan Party or any of its Subsidiaries when an Event of Default exists, such Loan Party, upon request of the Agent, shall (and shall cause such Subsidiary to): (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property;
(iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not, in the case of a Loan Party which is a Borrower, be Eligible Inventory of such Loan Party.

     6.9 Collection of Accounts; Payments. (a) Subject to the following sentence, each Loan Party shall make collection of all of its Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of such

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Loan Party, subject to a Blocked Account Agreement. As soon as practicable (but in any event not later than 15 days following the Closing Date with respect to bank accounts at the Bank and not later than 20 days following the Closing Date with respect to bank accounts at any other bank), each Loan Party shall have established a Payment Account and a related lock-box service for collections of its Accounts at the Bank or another Clearing Bank acceptable to the Agent and, in each case, subject to a Blocked Account Agreement and other documentation acceptable to the Agent and shall have instructed each Account Debtor (other than an Account Debtor under a Consumer Credit Card Receivable) to make all payments directly to such Payment Account or to the address established for such lock-box service and shall provide evidence to the Agent, satisfactory to the Agent, that such instructions have been given. If, notwithstanding such instructions, a Loan Party receives any proceeds of Accounts or if a Loan Party receives any payments on account of any other Collateral or any other payments of any source, it shall receive such payments as the Agent's trustee, and shall immediately (and not less often then daily) deliver such payments to the Agent in their original form or deposit such payments into the applicable Payment Account. All collections and other payments received in any such lock-box or Payment Account or directly by a Loan Party or the Agent and all funds in any Payment Account or other account to which such collections or payments are deposited shall be subject to the Agent's sole dominion and control and withdrawals by the applicable Loan Party shall not be permitted. The Agent or the Agent's designee may, at any time after the occurrence and during the continuance of an Event of Default, notify Account Debtors of a Loan Party that the Accounts of such Loan Party have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Borrowers' Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, each Loan Party, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office lock-box in which collections of Accounts of such Loan Party are received.

          (b) If sales of Inventory of a Loan Party are made or services are rendered for cash, the applicable Loan Party shall immediately deliver to the Agent or deposit into a Payment Account the cash which such Loan Party receives.

          (c) All payments, including immediately available funds received by the Agent at a bank designated by it, received by the Agent on account of Accounts of a Loan Party or as proceeds of other Collateral will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Borrowers' Loan Account (conditional upon final collection) after allowing one (1) Business Day for collection; provided, however, that such payments shall be deemed to be credited to the Borrowers' Loan Account immediately upon receipt for purposes of (i) determining Combined Availability,
(ii) calculating the unused line fee pursuant to Section 3.4, and (iii) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by the Agent to the Lenders (but not the amount of interest payable by the Borrowers).

          (d) In the event one or more of the Borrowers or Loan Parties repay all of the Obligations upon the termination of this Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of the Accounts of any of the

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Loan Parties or proceeds of the other Collateral, such payment will be credited
(conditional upon final collection) to the Borrowers' Loan Account one (1) Business Day after the Agent's receipt of immediately available funds.

     6.10 Inventory; Perpetual Inventory. (a) Each Loan Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Loan Party and each of its Subsidiaries is and will be held for sale or lease (and in the case of raw materials and work in process for further processing into finished goods to be held for sale), or to be furnished in connection with the rendition of services, in the ordinary course of such Loan Party's or such Subsidiary's, as applicable, business and is and will be fit for such purposes. Each Loan Party will keep (and will cause each of its Subsidiaries to keep) its Inventory in good and marketable condition consistent with past practice, at its own expense. Each Loan Party and its Subsidiaries will not, without the prior consent of the Agent, acquire or accept any Inventory on consignment or appraisal. Each Loan Party agrees that all Inventory produced in the United States will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Loan Party will conduct (or cause to be conducted) a physical count of its Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. Each Loan Party will at all times maintain (and will cause each of its Subsidiaries at all times to maintain) a perpetual inventory reporting system at all times. Each Loan Party will not (and will cause its Subsidiaries not to), without the Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis and no such Inventory sold on any such basis will be deemed to be Eligible Inventory. Any inventory of others which is on the premises of any Loan Party for processing, cutting, manufacturing, finishing or otherwise, shall be segregated and shall not be reported or included on any Borrowing Base Certificate as Inventory or Eligible Inventory of a Borrower.

          (b) In connection with all Inventory of a Loan Party financed by Letters of Credit, such Loan Party will, at the Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments of such Loan Party in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into such Loan Party's possession, to deliver them, upon request, to the Agent in their original form. Each Loan Party shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents of such Loan Party.

     6.11 Equipment. (a) Each Loan Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that the Equipment owned by such Loan Party and each of its Subsidiaries is and will be used or held for use in such Loan Party's or such Subsidiary's respective business, and is and will be fit for such purposes. Each Loan Party shall (and shall cause each of its Subsidiaries to) keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof consistent with past practice.

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          (b)  Each Loan Party shall promptly inform the Agent of any material additions to or deletions from its Equipment. Such Loan Party shall not (and shall cause each of its Subsidiaries not to) permit any of its Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien.

          (c) The Loan Parties shall not (and shall cause each of their respective Subsidiaries not to), without the Majority Lenders' written consent, sell, lease as a lessor, or otherwise dispose of any of the Equipment of a Loan Party or any of its Subsidiaries except as permitted by Section 9.9. Except as provided in clause (ii) of Section 9.9, all net cash proceeds of each such sale shall, subject to Existing Liens (if any) thereon, be remitted to the Agent for application to the Revolving Loans (to the extent any Revolving Loans are then outstanding). All replacement Equipment purchased by any Loan Party or any of its Subsidiaries shall be free and clear of all Liens except Permitted Liens.

     6.12 [Intentionally Omitted].

     6.13 Documents, Instruments, and Chattel Paper. Each Loan Party represents and warrants to the Agent and the Lenders that (a) all Documents, Instruments, and Chattel Paper of such Loan Party describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments and Chattel Paper are and will be owned by such Loan Party or its relevant Subsidiary, as applicable, free and clear of all Liens other than Permitted Liens.

     6.14 Right to Cure. The Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of a Loan Party hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which a Loan Party fails to pay or do (or cause to be paid or done), including, without limitation, payment of any judgment against a Loan Party or any of its Subsidiaries, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim, and any other Lien upon or with respect to any of the Collateral. All payments that the Agent makes under this Section 6.14 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrowers' Loan Account as a Base Rate Loan. Any payment made or other action taken by the Agent under this Section 6.14 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

     6.15 Power of Attorney. Each Loan Party hereby appoints the Agent and the Agent's designee as such Loan Party's attorney, with power: (a) to endorse such Loan Party's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession; (b) so long as any Default or Event of Default has occurred and is continuing, to sign such Loan Party's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts of such Loan Party, on notices of assignment, financing statements and other public records and to file any such financing

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statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Default or Event of Default has occurred and is continuing, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys, due or to become due under or with respect to any of the Collateral; (d) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of such Loan Party's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Loan Party; (e) to send requests for verification of Accounts of such Loan Party to customers or Account Debtors; (f) so long as any Default or Event of Default has occurred and is continuing, to complete in such Loan Party's name or the Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (g) to clear Inventory of such Loan Party through customs in such Loan Party's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Loan Party's name for such purpose; and (h) to do all things necessary to carry out this Agreement. Each Loan Party ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for the willful misconduct of the Agent or such Lender. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

     6.16 The Agent's and Lenders' Rights, Duties and Liabilities. (a) Each Loan Party assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon any of the Collateral, nor shall loss of or damage to any of the Collateral release any Loan Party from any of the Obligations. Following the occurrence and continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from any of the Loan Parties, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Loan Party for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and any Loan Party.

          (b) It is expressly agreed by each Loan Party that, anything herein to the contrary notwithstanding, such Loan Party shall remain liable under each of its leases, agreements, contracts and licenses (each a "Contract" and collectively, the "Contracts") to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Each Loan Party further agrees to enforce the terms and provisions of its Contracts in accordance with their terms, and not to waive, amend or modify any provision thereof in any manner other than in the ordinary course of business of such Loan Party in accordance with past practices and for a valid economic or other business reason benefitting such Loan Party (provided that in no event may any waiver, amendment or modification be made that could reasonably be

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expected to have a Material Adverse Effect). At the request of the Agent, a Loan
Party will deliver copies of each material Contract to which it is a party and each material amendment or modification thereof to the Agent promptly upon the execution and delivery thereof. Neither the Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any Lender of any payment relating to any Contract pursuant hereto. Neither the Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of a Loan Party under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (c) The Agent may at any time after an Event of Default shall have occurred and be continuing, without prior notice to the applicable Loan Party, notify Account Debtors, parties to the Contracts of such Loan Party and obligors in respect of Instruments and Chattel Paper of such Loan Party, that the Accounts of such Loan Party and the right, title and interest of such Loan Party in and under such Contracts, Instruments and Chattel Paper have been assigned to the Agent, and that payments shall be made directly to the Agent, for itself and the benefit of the Lenders. Upon the request of the Agent, a Loan Party shall so notify Account Debtors, parties to Contracts of such Loan Party and obligors in respect of Instruments and Chattel Paper of such Loan Party.

          (d) The Agent may at any time during the continuance of a Default or Event of Default in the Agent's own name or in the name of the applicable Loan Party communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to the Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, each Loan Party, at its own expense, shall cause the independent certified public accountants then engaged by such Loan Party to prepare and deliver to the Agent and each Lender at any time and from time to time promptly upon the Agent's request the following reports with respect to such Loan Party: (i) a reconciliation of all Accounts of such Loan Party; (ii) an aging of all Accounts of such Loan Party;
(iii) trial balances; and (iv) a test verification of such Accounts of such Loan Party as the Agent may request. Each Loan Party, at its own expense, shall deliver to the Agent the results of each physical verification, if any, which such Loan Party may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

     6.17 Patent, Trademark and Copyright Collateral. (a) No Loan Party has any interest in, or title to, any material patent or trademark except as set forth in Schedule 6.17 hereto. This Agreement is effective to create a valid and continuing Lien on each Loan Party's patents, trademarks and copyrights and such Liens are enforceable as such as against any and all creditors of and purchasers from such Loan Party.

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          (b)  Each Loan Party shall notify the Agent immediately if it knows or has reason to know that any application or registration relating to any material patent or trademark (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding such Loan Party's ownership of such patent or trademark, its right to register the same, or to keep and maintain the same.

          (c) Each Loan Party shall deliver to the Agent, together with each delivery of financial statements pursuant to Sections 7.2(a) and (c), a list of all patents, trademarks and copyrights for which an application for registration has been filed with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency during the period covered in such financial statements, and, upon request of the Agent, such Loan Party shall execute and deliver any and all patent security agreements, copyright security agreements, trademark security agreements or assignment documents as the Agent may request to evidence the Agent's Lien on all of such Loan Party's patents, trademarks and copyrights, and the General Intangibles of such Loan Party relating thereto or represented thereby.

          (d) Each Loan Party shall take all commercially reasonable actions requested by the Agent to maintain and pursue each filed application, to obtain the relevant registration and to maintain the registration of each of the material patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

          (e) In the event that, in the reasonable opinion of the applicable Loan Party, any of the material patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, the Authorized Representative shall notify the Agent promptly after any Loan Party learns thereof. Such Loan Party shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Agent shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.

     6.18 Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies hereunder (including in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Agent shall be lawfully entitled to exercise such rights and remedies pursuant to Section 11.2 or any DIP Order, each Loan Party hereby grants to the Agent, for the benefit of the Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Loan Party) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Loan Party, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

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                                    ARTICLE 7

                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

     7.1 Books and Records. Each Loan Party shall maintain (and shall cause each of its Subsidiaries to maintain), at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in all material respects in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). Each Loan Party shall (and shall cause each of its Subsidiaries to), by means of appropriate entries, reflect in such accounts and in all Financial Statements liabilities and reserves for all taxes and provisions for depreciation and amortization of property and bad debts, all in accordance with GAAP. Each Loan Party shall maintain (and shall cause each of its Subsidiaries to maintain) at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts and
(b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory.

     7.2 Financial and Other Information. Each Loan Party shall promptly furnish to each Lender, all such financial information as the Agent or any Lender shall reasonably request. Without limiting the foregoing, each Loan Party will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

          (a) As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year (or, in the case of the Fiscal Year ended December 28, 2002, as soon as available), (x) a consolidated audited balance sheet and a consolidated audited statement of operations, cash flow and of stockholders' equity for Spiegel and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Spiegel and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended and prepared in accordance with GAAP and (y) commencing with the Fiscal Year ending on or about December 31, 2003, unaudited balance sheets and unaudited statements of operations, cash flow and of stockholders' equity for each of Eddie Bauer, Catalog and Newport for such Fiscal Year, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) as at the date thereof and for the Fiscal Year then ended and prepared in accordance with GAAP. Such consolidated statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified in any respect (except for a going concern qualification and,

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     with respect to the December 2002 audited financial statements, a scope limitation due to the pending SEC investigation of Spiegel) by independent certified public accountants or chartered accountants selected by Spiegel and reasonably satisfactory to the Agent. Spiegel, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter (in form acceptable to the Agent) to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants' services and having audited financial statements prepared by them is for use by the Agent and the Lenders. Each of the Loan Parties hereby authorizes the Agent to communicate directly with such Loan Party's certified public accountants or chartered accountants and discuss directly with such accountants the finances and affairs of such Loan Party and its consolidated Subsidiaries and by this provision authorizes those accountants to disclose to the Agent any and all financial statements of such Loan Party and its consolidated Subsidiaries and other supporting financial documents and schedules relating to such Loan Party and its consolidated Subsidiaries; provided, however, that (i) the Agent shall notify such Loan Party (or Spiegel on behalf of such Loan Party) of the Agent's intention to discuss with such Loan Party's certified public or chartered accountants the finances and affairs of such Loan Party and (ii) an officer of such Loan Party shall have the right to be present during any such discussion between its certified public or chartered accountants and the Agent. Spiegel shall certify by a certificate signed by its chief financial officer that all such statements present fairly in all material respects the financial position of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) as at the date thereof and the results of operation of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) for the Fiscal Year then ended, in conformity with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to this Section 7.2(a).

          (b) As soon as available, but in any event not later than thirty (30) days after the end of each fiscal month (or, in the case of any fiscal month which is the last fiscal month of any fiscal quarter, not later than forty-five (45) days after the end of such fiscal month), (w) consolidated unaudited balance sheets of Spiegel and its consolidated Subsidiaries as at the end of such fiscal month, (x) consolidated unaudited statements of income and cash flow for Spiegel and its consolidated Subsidiaries for such fiscal month and for the period from the beginning of the Fiscal Year to the end of such fiscal month, (y) unaudited balance sheets of each of Eddie Bauer, Catalog and Newport as at the end of such fiscal month, and (z) unaudited statements of income and cash flow for each of Eddie Bauer, Catalog and Newport for such fiscal month and for the period from the beginning of the Fiscal Year to the end of such fiscal month, all in reasonable detail, fairly presenting the financial position and results of operations of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and in the Loan Parties' budget, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a) (except for any reclassifications required to be made to conform with GAAP). Spiegel shall certify by a

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     certificate signed by its chief financial officer that all such statements present fairly the financial position and results of operations of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) as at the dates thereof and the results of operation of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) for the periods then ended in conformity with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a).

          (c)  As soon as available, but in any event not later than forty-five
     (45) days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, (w) consolidated unaudited balance sheets of Spiegel and its consolidated Subsidiaries as at the end of such quarter,
     (x) consolidated unaudited statements of income and statements of cash flow for Spiegel and its consolidated Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter,
     (y) unaudited balance sheets of each of Eddie Bauer, Catalog and Newport as at the end of such quarter, and (z) unaudited statements of income and cash flow for each of Eddie Bauer, Catalog and Newport for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, all in reasonable detail, fairly presenting the financial position and results of operations of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and in the Loan Parties' budget, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). Spiegel shall certify by a certificate signed by its chief financial officer that all such statements present fairly, subject to normal year-end adjustments, the financial position of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) as at the dates thereof and the results of operations of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) for the periods then ended in conformity with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a).

          (d) With each of the audited Financial Statements delivered pursuant to Section 7.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

          (e) With each of the annual audited Financial Statements delivered pursuant to Section 7.2(a), and within forty-five (45) days after the end of each fiscal quarter, a certificate of the chief financial officer of Spiegel setting forth in reasonable detail the calculations required to establish that the Loan Parties were in compliance with any financial covenants set forth in Article IX during the period covered in such Financial

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     Statements and as at the end thereof. Within thirty (30) days after the end of each month, a certificate of the chief financial officer of Spiegel (i) stating that, except as explained in reasonable detail in such certificate,
     (A) all of the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time; (B) the Loan Parties are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents; and (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements for such month; and (ii) attaching thereto the monthly management performance report for such month (which report shall be in a form substantially identical to the form of monthly management performance report delivered to the Agent prior to the Final Bankruptcy Court Order Date). If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Loan Parties have taken or propose to take with respect thereto.

          (f) (i) Within 16 days of the Closing Date, the updated Initial DIP Forecast (to include forecasted consolidated and consolidating balance sheets, income statements and cash flow statements) for Spiegel and its Subsidiaries as at the end of and for each month of Fiscal Years 2003 and 2004 in form and substance satisfactory to the Agent and the Initial Lenders, (ii) within 90 days of the Closing Date, an operating plan through March 2005 in form and substance satisfactory to the Agent and the Majority Lenders, (iii) no sooner than 60 days before, and not later than 30 days after, the beginning of each Fiscal Year, annual forecasts (to include a forecasted consolidated and consolidating balance sheet, statement of income and statement of cash flow) for Spiegel and its Subsidiaries (x) as at the end of and for each month of such Fiscal Year and (y) as at the end of and for each Fiscal Year thereafter through and including the Fiscal Year in which the Stated Termination Date will occur and (iv) within 16 days of the Closing Date, a cash flow forecast in form and substance satisfactory to the Agent and the Initial Lenders (which shall include provision for the payment of any pre-petition claims and administrative claims, including, without limitation, payments with respect to reclamation claims and utility deposits, intended to be paid during the period specified in such forecast) and thereafter, together with each of the financial statements to be delivered pursuant to Sections 7.2(a) and (c), a new cash flow forecast, in a form consistent with the prior forecast and in substance satisfactory to the Agent and the Majority Lenders.

          (g) Promptly after filing with the PBGC and the IRS, a copy of each material annual report or other filing filed with respect to each Plan of any Loan Party.

          (h) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by Spiegel or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act.

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          (i)  As soon as available, but in any event not later than 15 days after any Loan Party's or any of its Subsidiaries' receipt thereof, a copy of all management reports and management letters prepared for any Loan Party or any of its Subsidiaries by any independent certified public or chartered accountants of any Loan Party or any of its Subsidiaries.

          (j) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which any Loan Party or any of its Subsidiaries makes available to its public shareholders.

          (k) If requested by the Agent, promptly after filing with the IRS, a copy of each federal tax return filed by Spiegel or by any of its Subsidiaries.

          (l) Copies of all pleadings, motions, applications, plans, disclosure statements, schedules, reports, financial information and other materials and documents filed in connection with the Case or the Canadian Case (other than notices of appearance and motions and orders relating to pro hac vice admissions) promptly following the filing thereof.

          (m) Promptly upon its receipt or receipt by Eddie Bauer Canada, a copy of any audited financial statements prepared for Eddie Bauer Canada.

          (n) Promptly upon receipt from or following the delivery thereof to the Securities and Exchange Commission or the Independent SEC Examiner (as defined in the Interim Bankruptcy Court Order), copies of all reports, notices or other documents received or delivered with respect to the current investigation involving Spiegel.

          (o) Promptly upon receipt from or following the delivery thereof to the Office of the Comptroller of the Currency, copies of all reports, notices or other documents received or delivered by any Loan Party with respect to First Consumers National Bank to the extent permitted to be disclosed by applicable law, rule or regulation.

          (p) On or prior to April 15, 2003, consolidated unaudited balance sheets and consolidated unaudited statements of operations, cash flow and of stockholders' equity for Spiegel and its consolidated Subsidiaries for the Fiscal Year ended December 28, 2002 and unaudited balance sheets and unaudited statements of operations, cash flow and of stockholders' equity for each of Eddie Bauer, Catalog and Newport for such Fiscal Year, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case maybe) as at the date thereof and for the Fiscal Year then ended and prepared in accordance with GAAP. Spiegel shall certify by a certificate signed by its chief financial officer that all such statements present fairly in all material respects the financial position of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case may be) as at the date thereof and the results of operation of

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     Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or
     Newport, as the case may be) for the Fiscal Year then ended, in conformity with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a).

          (q) Promptly (but in any event not more than 2 Business Days) after the consummation of an asset sale permitted by Sections 9.9(iii) or (v), a certificate of a Responsible Officer of Spiegel stating the amount of the net cash proceeds received by the applicable Borrower or Eddie Bauer Canada from such asset sale and the portion of such net cash proceeds received by the applicable Borrower or Eddie Bauer Canada with respect to Inventory.

          (r) Promptly after any monthly holdback reconciliation made under a Permitted Consumer Credit Card Program, a statement from the Authorized Representative or the credit card issuer under such program showing, in reasonable detail, such reconciliation.

          (s) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding any Permitted Consumer Credit Card Program.

          (t) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of any Loan Party or any Subsidiary thereof.

     7.3 Notices to the Lenders. Each Loan Party shall notify the Agent, in writing, of the following matters at the following times:

          (a) Immediately after becoming aware of any Default, Event of Default, Combined Availability Shortfall, Combined Availability Threshold Event or Canadian Triggering Event.

          (b) Promptly (but in any event not more than 2 Business Days) after becoming aware of the assertion by the holder of any capital stock of such Loan Party or any of its Subsidiaries or of any material post-petition Debt thereof that a default exists with respect thereto or that such Loan Party or Subsidiary is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

          (c) Promptly (but in any event not more than 2 Business Days) after becoming aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect.

          (d) Promptly (but in any event not more than 2 Business Days) after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any

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     Person, or any pending or threatened investigation by a Governmental
     Authority, which could reasonably be expected to have a Material Adverse Effect.

          (e) Promptly (but in any event not more than 2 Business Days) after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Loan Party or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect.

          (f) Promptly (but in any event not more than 2 Business Days) after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting any Loan Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

          (g) Promptly (but in any event not more than 2 Business Days) after receipt of any notice of any violation by any Loan Party or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted that any Loan Party or any of its Subsidiaries is not in compliance with any Environmental Law which could reasonably be expected to have a Material Adverse Effect or is investigating any Loan Party's or any of its Subsidiaries' compliance therewith.

          (h) Promptly (but in any event not more than two Business Days) after receipt of any written notice that any Loan Party or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that such Loan Party or Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000.

          (i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of any Loan Party or any of its Subsidiaries.

          (j) Any organization change in any Loan Party's or any of its Subsidiaries' name as it appears in its state or other jurisdiction of incorporation or other organization, state or other jurisdiction of incorporation or organization, type of entity, organizational identification number, locations of Collateral, or form of organization, trade names or styles under which such Loan Party or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto.

          (k) Within ten (10) Business Days after any Loan Party, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know, that an ERISA Event has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

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          (1)  Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by any Loan Party, any of its Subsidiaries, or any ERISA Affiliate of any Loan Party from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by any Loan Party, any of its Subsidiaries or any ERISA Affiliate of any Loan Party.

          (m) Upon request and to the extent available, copies of each actuarial report for any Plan or Multiemployer Plan and annual report for any Multiemployer Plan; and within three (3) Business Days after receipt thereof by any Borrower or any of its Subsidiaries or ERISA Affiliates, copies of the following: (i) any notices of the PBGC's or other authority's intention to terminate a Plan as to have a trustee appointed to administer such Plan, (ii) any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code (and, upon request, any favorable IRS determination letter), or (iii) any notice from a Multiemployer Plan regarding the imposition of withdrawal liability.

          (n) Within three (3) Business Days after the occurrence thereof, (i) any failure by any Loan Party, any of its Subsidiaries or any ERISA Affiliate to make one or more required installments or any other required payments under Section 412 of the Code or the applicable laws of any other jurisdiction on or before the due date for such installment or payment, which, in the aggregate, equal or exceed $1,000,000.

          (o) Within three (3) Business Days after any Loan Party or any of its Subsidiaries or any ERISA Affiliates knows or has reason to know that any of the following events has or will occur: (i) a Multiemployer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan; (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan; or (iv) with respect to any Plan of a Canadian Guarantor, any Lien arises with respect to such Plan (save for contribution amounts not yet due).

     Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that any Loan Party, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

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                                    ARTICLE 8

                     GENERAL WARRANTIES AND REPRESENTATIONS

     Each Loan Party warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Majority
Lenders:

     8.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each of such Loan Party and its Subsidiaries has the corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral owned by it. Each of such Loan Party and its Subsidiaries has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. No consent, approval, or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with such Loan Party's or any of its Subsidiary's execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, except for the Final Bankruptcy Court Order, the CCAA Order (in the case of the Canadian Guarantors) and those orders already duly obtained. This Agreement and the other Loan Documents have been duly executed and delivered by each of the Loan Parties and its Subsidiaries party thereto, and, subject to the DIP Orders, constitute the legal, valid and binding obligations of each of the Loan Parties and its Subsidiaries party thereto, enforceable against each such Loan Party and its Subsidiaries in accordance with their respective terms without defense, set-off or counterclaim. Such Loan Party's and Subsidiary's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or, except for Liens created under the Loan Documents, result in the creation or imposition of any Lien upon the property of such Loan Party or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which such Loan Party or any of its Subsidiaries is a party or which is binding upon it to which the automatic stay provisions of the Bankruptcy Code do not apply,
(b) any Requirement of Law applicable to such Loan Party or any of its Subsidiaries (including, without limitation, any court order entered in the Case), or (c) the certificate or articles of incorporation or by-laws, amendment, continuation, amalgamation or other organizational documents of such Loan Party or any of its Subsidiaries.

     8.2 Validity and Priority of Security Interest. Subject to the entry of the Interim Bankruptcy Court Order and, with respect to the Canadian Guarantors, the CCAA Order, the provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens (x) other than, in the case of Collateral not consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the proceeds thereof, Permitted Liens pursuant to clauses (d), (e), (g), (h) and (i) of the definition thereof, and (y) other than, in the case of Collateral consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the

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proceeds thereof, Carve-Out Expenses and Liens set forth on Schedule 9.19(b), in each case, securing all the Obligations, and enforceable against such Loan Party and its Subsidiaries, as applicable, and all third parties. Except as set forth on Schedule 9.19(b) and except for adequate protection Liens permitted under clause (m) of the defined term Permitted Liens, no Liens encumber any Collateral consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) or the proceeds thereof.

     8.3 Organization and Qualification. Each of such Loan Party and its Subsidiaries (a) is duly organized incorporated or amalgamated, as the case may be, and validly existing in good standing under the laws of the jurisdiction of its organization, incorporation or amalgamation, as the case may be, (b) is qualified to do business as a foreign corporation and is in good standing in the jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to so qualify or be licensed is not reasonably likely to have a Material Adverse Effect and (c) has all requisite power and authority to conduct its business and to own its property.

     8.4  Corporate Name; Prior Transactions. Except as set forth on Schedule
8.4 neither such Loan Party nor any of its Subsidiaries has, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger, consolidation or amalgamation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

     8.5 Subsidiaries and Affiliates. Schedule 8.5 is a true and correct list of the name and relationship to Spiegel of each and all of Spiegel's Subsidiaries and other Affiliates.

     8.6 Financial Statements and Projections. (a) Spiegel has delivered to the Agent and the Lenders the audited consolidated balance sheet and related consolidated statements of income, cash flows, and changes in stockholders equity for Spiegel and its consolidated Subsidiaries as of December 31, 2001, and for the Fiscal Year then ended, accompanied by the report thereon by Spiegel's independent certified public accountants. Spiegel has also delivered to the Agent and the Lenders the unaudited consolidated and consolidating balance sheet and related statements of income and cash flows for Spiegel and its consolidated Subsidiaries for the fiscal quarter of Spiegel ending September 2002. Such financial statements are attached hereto as Exhibit C. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly in all material respects the financial position of Spiegel and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended in conformity with GAAP.

          (b) The Latest Projections when submitted to the Lenders as required herein represent Spiegel's best estimates of the future financial performance of Spiegel and its consolidated Subsidiaries for the periods set forth therein on the date when submitted. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which Spiegel believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time such Latest Projections are submitted to the Lenders.

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     8.7  Capitalization. On the Closing Date, the capitalization of each of the
Loan Parties and its Subsidiaries is as shown on Schedule 8.7.

     8.8 Reorganization Matters. (a) Pursuant to and to the extent permitted in the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, the Obligations will constitute allowed administrative expense claims in the Case having priority over all administrative expense claims and unsecured claims against the Loan Parties now existing or hereafter arising, of any kind whatsoever, including, without limitation, all administrative expense claims of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject and subordinate, as to priority, only to Carve-Out Expenses.

          (b) Pursuant to and to the extent permitted under the DIP Orders, the Obligations will be secured by a valid and perfected Lien on all of the Collateral.

          (c) (i) The Interim Bankruptcy Court Order (with respect to the period prior to the Final Bankruptcy Court Order Date) shall have been entered, shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent express written joinder and consent of the Initial Lenders and the Agent.

               (ii) The Final Bankruptcy Court Order (with respect to the period on or after the Final Bankruptcy Court Order Date), as the case may be, shall have been entered, shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent express written joinder and consent of the Majority Lenders and the Agent.

     8.9 Debt. On the Closing Date, after giving effect to the making of the Revolving Loans to be made on the Closing Date, the Loan Parties and their Subsidiaries have no Debt, except (a) the Obligations, and (b) Debt described on
Schedule 8.9.

     8.10 Distributions. Since December 31, 2001, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of Spiegel or any of its Subsidiaries.

     8.11 Title to Property. Each Loan Party and each of its Subsidiaries has good and marketable title in fee simple to its real property, if any, listed in
Schedule 8.11 hereto as being owned by such Loan Party or Subsidiary, and each of such Loan Party and Subsidiary has good title to all of its other property (including, without limitation, the assets reflected on the December 31, 2001 Financial Statements delivered to the Agent and the Lenders, in each case, except as disposed of in the ordinary course of business since the date thereof and property subject to capital leases), free of all Liens except Permitted Liens.

     8.12 Real Estate; Leases. Schedule 8.12 sets forth a correct and complete list, as of the Closing Date, of all leases and subleases of real or personal property by such Loan Party or any of its Subsidiaries as lessee or sublessee (other than leases of personal property as to which such Borrower or Subsidiary, as applicable, is lessee or sublessee for which the value of such personal

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property is less than $25,000), and all leases and subleases of real or personal property by such Loan Party or Subsidiary, as applicable, as lessor, lessee, sublessor or sublessee. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by such Loan Party or Subsidiary, as applicable, or, to the knowledge of such Loan Party, any other party to any such lease or sublease exists, except for any lease or sublease where the lack of validity and enforceability thereof or of any default thereunder is not reasonably likely to have a Material Adverse Effect. Each Loan Party and each of its Subsidiaries have good and marketable title in fee simple to the Real Estate identified on Schedule 8.12 as owned by such Loan Party or Subsidiary, or valid leasehold interests in all Real Estate designated therein as "leased" by such Loan Party or Subsidiary and such Loan Party or Subsidiary has good, indefeasible, and merchantable title to all of its other property reflected on the September, 2002 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

     8.13 Proprietary Rights. Schedule 8.13 sets forth a correct and complete list of all of such Loan Parry's and each of its Subsidiaries' material Proprietary Rights (other than copyrights) as of the Closing Date. None of the material Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 8.13. To the best of such Loan Party's knowledge, none of the material Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the material Proprietary Rights. Such Loan Party and each of its Subsidiaries has all Proprietary Rights necessary to the conduct of such Loan Party's and its Subsidiaries' respective businesses.

     8.14 Trade Names. All trade names or styles under which such Loan Party or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 8.14.

     8.15 Litigation. Except as set forth on Schedule 8.15, there is no pending, or to the best of such Loan Party's knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

     8.16 Restrictive Agreements. None of such Loan Party nor any of its Subsidiaries is a party to any contract or agreement, or subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents and repay the Obligations or which materially and adversely affects or, insofar as such Loan Party can reasonably foresee, could reasonably be expected to materially and adversely affect, the property, business, operations, or condition (financial or otherwise) of such Loan Party or Subsidiary, or would in any respect have a Material Adverse Effect.

     8.17 Labor Disputes. Except as set forth on Schedule 8.17, (a) there is no collective bargaining agreement or other labor contract covering employees of such Loan Party or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the best of such Loan Party's knowledge, no

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union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of such Loan Party or any of its Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best of such Loan Party's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting such Loan Party or any of its Subsidiaries or its employees.

     8.18 Environmental Laws. Except as otherwise disclosed on Schedule 8.18:

          (a) Such Loan Party and its Subsidiaries are in compliance in all material respects with all Environmental Laws and neither such Loan Party nor any of its Subsidiaries nor any of its presently owned real property or presently conducted operations, nor to the best of such Loan Party's knowledge, its previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

          (b) Such Loan Party and each of its Subsidiaries have obtained all permits necessary for their respective current operations under Environmental Laws, and all such permits are in good standing and such Loan Party and each of its Subsidiaries are in compliance with all terms and conditions of such permits.

          (c) Neither such Loan Party nor any of its Subsidiaries, nor, to the best of such Loan Party's knowledge, any of their respective predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste.

          (d) Neither such Loan Party nor any of its Subsidiaries have received any summons, complaint, order or similar written notice indicating that they are not currently in compliance with, or that any Governmental Authority is investigating their compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

          (e) None of the present or, to such Loan Party's knowledge, past operations of such Loan Party or any of its Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

          (f) There is not now, nor to the best of such Loan Party's knowledge has there ever been, (i) on or in any Real Estate owned by any Loan Party or (ii) on or in any of the Real Estate leased by any Loan Party, to the extent caused by such Loan Party or any of its Subsidiaries or to the extent the remediation costs incurred or to be incurred by the Loan Parties or any of their Subsidiaries in connection therewith exceed or could reasonably be expected to exceed $1,000,000 in the aggregate:

               (1)  any underground storage tanks or surface impoundments,

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               (2)  any asbestos-containing material, or

               (3) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment.

          (g) Neither such Loan Party nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment that has not been cured to the satisfaction of the relevant Governmental Authority.

          (h) Neither such Loan Party nor any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including, without limitation, the prior owner of their respective property) imposing material obligations or liabilities on such Loan Party or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

          (i) No Environmental Lien has attached to any owned Real Estate of any of the Loan Parties or, to the best of such Loan Party's knowledge, any leased Real Estate of any of the Loan Parties.

     8.19 No Violation of Law. Except as set forth on Schedule 8.19, neither such Loan Party nor any of its Subsidiaries is in violation of (or, due to the filing of the Case, is exempted from compliance with) any law, statute, regulation, ordinance, judgment, order, or decree applicable to it, which violation could reasonably be expected to have a Material Adverse Effect.

     8.20 No Default. Neither such Loan Party nor any of its Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement entered into on or after the Petition Date to which such Borrower or Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

     8.21 ERISA Compliance. Except as specifically disclosed in Schedule 8.21:

          (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law.

          (b) Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of such Loan Party, nothing has occurred which would cause the loss of such qualification.

          (c) Such Loan Party, each of its Subsidiaries and each ERISA Affiliate has made all required contributions to any Plan subject to
     Section 412 of the Code and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

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          (d)  No Plan is a Multiemployer Plan as of the Closing Date.

          (e) There are no pending or, to the knowledge of such Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (f) There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (g) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability in excess of $25,000,000; (iii) neither such Loan Party, any of its Subsidiaries nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither such Loan Party, any of its Subsidiaries nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) to the knowledge of such Loan Party, neither such Loan Party, any of its Subsidiaries, nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c)of ERISA.

     8.22 Taxes. Such Loan Party and its Subsidiaries has filed all federal, state, foreign, provincial and other tax returns and reports required to be filed, and has paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable, except for taxes with respect to periods prior to the Petition Date for which payment cannot be made as a result of such Borrower's or Subsidiary's status as a debtor-in-possession and except for Permitted Liens described in clause (a) of the definition thereof.

     8.23 Regulated Entities. None of such Loan Party, any of its Subsidiaries or any Person controlling such Loan Party, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. None of such Loan Party nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

     8.24 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for working capital purposes. Neither such Loan Party nor any of its Subsidiaries is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

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     8.25 Copyrights, Patents, Trademarks and Licenses, etc. To the best knowledge of such Loan Party, such Loan Party and each of its Subsidiaries owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the Proprietary Rights of any other Person. To the best knowledge of such Loan Party, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now intended to be employed, by such Loan Party or any Subsidiary infringes upon any material Proprietary Rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of such Loan Party, threatened, and, to the knowledge of such Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     8.26 No Material Adverse Change. Except as set forth on Schedule 8.26, no Material Adverse Effect has occurred since December 31, 2001 other than (i) the commencement of the Case and (ii) the continuation of the circumstances giving rise to the filing thereof.

     8.27 Full Disclosure. None of the representations or warranties made by such Loan Party or any of its Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the information or statements contained in any exhibit, report, statement, certificate or other writing furnished by or on behalf of such Loan Party or any of its Subsidiaries or otherwise made available by or on behalf of such Loan Party or any of its Subsidiaries to the Agent or any Lender in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of such Loan Party or any of its Subsidiaries to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the information or statements made therein, in light of the circumstances under which they are made, not misleading in any material respect as of the time when made or delivered.

     8.28 Material Agreements. Schedule 8.28 hereto sets forth all material agreements and contracts to which such Loan Party or any of its Subsidiaries is a party or is bound as of the Closing Date.

     8.29 Bank Accounts. Schedule 8.29 contains a complete and accurate list of all material bank accounts maintained by such Borrower or any of its Subsidiaries with any bank or other financial institution as of the Closing Date.

     8.30 Assets Necessary for Conduct of Business. Neither Spiegel Holdings, Inc. nor any other Affiliate of the Otto Interests (other than a Loan Party or an Excluded Subsidiary) owns any assets necessary for the conduct of the business of Spiegel or any of its Subsidiaries as presently conducted or contemplated to be conducted in the future.

     8.31 Existing Securitization Program. The program under the Securitization Facility has been terminated. Since such termination, no Consumer Credit Card Receivables, Major

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Credit Card Receivables or related assets have been or will be transferred by any of the Loan Parties under the Securitization Facility. There are no, and no basis for any, secured claims against Spiegel or any of its Subsidiaries in connection with the Securitization Facility and there are no, and no basis for any, claims in connection with the Securitization Facility which would be equal or prior to the Agent's Liens or the superpriority claim granted to the Agent and the Lenders. Spiegel and its Subsidiaries have no liabilities or obligations under the Securitization Facility and no Liens have been granted by Spiegel or any of its Subsidiaries on the Collateral in connection with the Securitization Facility. There are no, and no basis for any, secured claims against Spiegel or any of its Subsidiaries in connection with the pending investigation being conducted by the Office of the Comptroller of the Currency with respect to First Consumers National Bank, and there are no, and no basis for any, claims in connection with such investigation which would be equal or prior to the Agent's Liens or the superpriority claim granted to the Agent and the Lenders.

                                    ARTICLE 9

                       AFFIRMATIVE AND NEGATIVE COVENANTS

     Each Loan Party covenants to the Agent and each Lender that, so long as any of the Obligations remain outstanding or this Agreement is in effect:

     9.1 Taxes and Other Obligations. Such Loan Party shall, and shall cause each of its Subsidiaries to, (a) file when due all foreign, federal, provincial, state and other tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, that in each case arises after the Petition Date or are the subject of a First Day Order, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it (in each instance under this clause (c), other than pre-petition Debt, claims and other obligations and indebtedness except as permitted by Section 9.30); provided, however, so long as the Authorized Representative has notified the Agent in writing, neither such Loan Party nor any of its Subsidiaries need pay any tax, fee, assessment or governmental charge that (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which such Loan Party or Subsidiary, as the case may be, has established proper reserves for as provided in GAAP, and (iii) no Lien (other than a Permitted Lien) results from such non-payment.

     9.2 Legal Existence and Good Standing. Such Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

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     9.3  Compliance with Law and Agreements; Maintenance of Licenses. Except as set forth on Schedule 9.3, such Loan Party shall, and shall cause each of its Subsidiaries to, comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business
(including the Federal Fair Labor Standards Act and all Environmental Laws).
Such Loan Party shall, and shall cause each of its Subsidiaries to, obtain and maintain all material licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. Neither such Loan Party nor any of its Subsidiaries shall modify, amend or alter its certificate or article of incorporation or other organizational documents other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

     9.4 Maintenance of Property; Inspection of Property. (a) Such Loan Party shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted unless such Loan Party or Subsidiary, as the case may be, determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

          (b) Such Loan Party shall permit representatives and independent contractors of the Agent (at the expense of such Loan Party not to exceed three
(3) times per year unless an Event of Default has occurred and is continuing) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to such Loan Party; provided, however, when an Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of such Loan Party at any reasonable time without advance notice.

     9.5 Insurance. (a) Such Loan Party shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurers having a rating of at least A+ or better by Best Rating Guide, the insurance coverage maintained by such Loan Party and its Subsidiaries on the Closing Date and such additional coverage as the Agent or the Majority Lenders may request from time to time. Without limiting the foregoing, in the event that any improved Real Estate covered by the Mortgages is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA") such Loan Party shall purchase and maintain flood insurance on the improved Real Estate and any Equipment and Inventory located on such Real Estate, in an amount to be reasonably determined by the Agent, and shall comply with the applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. Upon the Majority Lenders' request, such Loan Party or Subsidiary, as appropriate, shall maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

          (b) Such Loan Party shall, and shall cause each of its Subsidiaries to, cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named in each such policy as secured party or mortgagee and sole loss payee or additional insured, in a manner acceptable to

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the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than (x) 10 days' prior written notice to the Agent in the event of cancellation of the policy for nonpayment of premium and (y) 30 days' prior written notice to the Agent in the event of cancellation of the policy for any other reason and, on or within ten (10) days after the Interim Bankruptcy Court Order Date, a clause or endorsement stating that the interest of the Agent shall not be invalidated by any act or neglect of any Loan Party, any of its Subsidiaries or the owner of any property, by any foreclosure or other proceedings or notice of sale relating to such property nor by any change in title or ownership of such property or by the occupation of the locations for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by such Loan Party or Subsidiary, as appropriate, when due, and certificates of insurance and photocopies of the policies shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If such Loan Party or Subsidiary, as appropriate, fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

          (c) Such Loan Party shall, and shall cause each of its Subsidiaries to, promptly notify the Agent and the Lenders of any loss, damage, or destruction to any material portion of the Collateral, whether or not covered by insurance. The Agent is hereby authorized to collect all insurance and condemnation proceeds in respect of Collateral directly (excluding, so long as no Default or Event of Default has occurred and is continuing, insurance and condemnation proceeds in an aggregate amount not to exceed $10,000 with respect to each incident of loss, damage or destruction of Collateral), and to apply or remit them as follows:

               (i) With respect to insurance and condemnation proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.5.

               (ii) With respect to insurance and condemnation proceeds relating to Collateral consisting of Fixed Assets, the applicable Loan Party shall apply such insurance and condemnation proceeds first, to satisfy any debt that is secured by a Lien (other than the Agent's Lien) encumbering such Fixed Asset which is superior in priority to the Agent's Lien, and second, ratably, to the reduction of the Obligations in the order provided for in
     Section 4.5.

     9.6  [Intentionally Omitted].

     9.7 Environmental Laws. Such Loan Party shall, and shall cause each of its Subsidiaries to, conduct its business in material compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of any Contaminant. Such Loan Party shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any material non-compliance with Environmental Laws and shall regularly report to the Agent on such response. Such Loan Party

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shall provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section,

     9.8 Compliance with ERISA. Such Loan Party shall, and shall cause each of its Subsidiaries and ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code, except for such contributions, if any, with respect to any periods prior to the Petition Date that such Loan Party or Subsidiary does not make as a result of its status as a debtor-in-possession in the Case; (d) use its best efforts not to engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA which could reasonably be expected to have a Material Adverse Effect; and
(e) with respect to any Plan of a Canadian Guarantor, not permit any Lien to arise or exist in connection with such Plan (save for contributions not yet due).

     9.9 Mergers, Consolidations or Sales. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction of merger, amalgamation, reorganization (other than the Case), or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing or petition the Bankruptcy Court for authority to do any of the foregoing, except (i) for sales of Inventory in the ordinary course of its business, (ii) in connection with the first Permitted Consumer Credit Card Program, the sale of Consumer Credit Card Receivables to the credit card issuer under such program, all on terms acceptable to the Agent and the Majority Lenders (it being agreed by the Agent and the Majority Lenders that a sale that complies with the Permitted Sale Terms is acceptable to the Agent and the Majority Lenders); (iii) sales or closings by a Borrower or Eddie Bauer Canada of its retail and outlet stores; provided, that (x) in the case of any such sales (including "going out of business" sales in connection with the closing down of a retail or outlet store) which include assets consisting of Consumer Credit Card Receivables, Major Credit Card Receivables, Inventory or Real Estate, the net cash proceeds received by such Borrower or Eddie Bauer Canada from such sale shall be in an aggregate amount not less than the proceeds from Revolving Loans that any Borrower would be able to receive in respect of such Consumer Credit Card Receivables, Major Credit Card Receivables, Inventory or Real Estate, as the case may be, if such Consumer Credit Card Receivables, Major Credit Card Receivables, Inventory or Real Estate were included in the calculation of Combined Availability (without giving effect to any Commitment, the Maximum Revolver Amount, the Alternate Inventory Borrowing Base Limit or any other limits included in the calculation of Combined Availability) and (y) the aggregate number of retail or outlet stores of Eddie Bauer and Eddie Bauer Canada sold or closed during the term of this Agreement shall not exceed 80 stores; (iv) for sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer useable by such Loan Party or Subsidiary in its business with an aggregate fair market value not to exceed $2,500,000 in any Fiscal Year (exclusive of any net cash proceeds from any such sale or other disposition made in such Fiscal Year which is reinvested in Equipment within 90 days of such sale or other disposition); (v) for other sales of stores by a Borrower or Eddie Bauer Canada having an aggregate book value not to exceed $5,000,000 during the term of this Agreement; and (vi) for the sale or other disposition for cash of a

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registered trademark or application for registration of a trademark (other than a material trademark) that the applicable Loan Party determines, in the exercise of good business judgment, is no longer beneficial, appropriate or consistent with such Loan Party's merchandise assortment or brand image (it being agreed by the parties hereto that "CW", "Clifford & Wills" and related trademarks and logos shall not be deemed to be material trademarks). Following each such Equipment sale or disposition, such Loan Party or Subsidiary, as the case may be, shall apply such proceeds first, to satisfy any debt that is secured by a lien (other than the Agent's Lien) encumbering such asset which is superior in priority to the Agent's, and second, to the Loans in accordance with Section
4.5. All Equipment purchased with such proceeds shall be free and clear of all Liens, except the Agent's Liens and other Permitted Liens (except those Permitted Liens under clause (i) of such defined term).

     9.10 Distributions; Capital Change; Restricted Investments. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, (i) directly or indirectly declare or make, or incur any liability to make, any Distribution, except a Distribution to a Loan Party, (ii) make any change in its capital structure which could have a Material Adverse Effect or issue any capital stock other than common stock or (iii) make any Restricted Investment.

     9.11 [Intentionally Omitted].

     9.12 Guaranties. Except as set forth on Schedule 9.12, such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, make, issue, or become liable on any Guaranty, except (i) Guaranties of the Obligations in favor of the Agent, (ii) unsecured Guaranties of Debt permitted to be incurred pursuant to Section 9.13 and (iii) Joint Venture Investments constituting Guaranties.

     9.13 Debt. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, incur or maintain any Debt, other than:

          (a)  the Obligations;

          (b)  other Debt existing on the Petition Date;

          (c) Debt contemplated by the Interim Bankruptcy Court Order or Final Bankruptcy Court Order;

          (d) Debt owing to a Loan Party; provided, that prior to the Canadian Effective Date and additionally on and after the occurrence of a Canadian Triggering Event, the aggregate amount of Debt of all Canadian Guarantors to all Loan Parties (other than to other Canadian Guarantors) shall not exceed $7,500,000 at any time outstanding;

          (e) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Fixed Assets; provided, that (i) Liens securing the same attach only to the Fixed Asset acquired by the incurrence of such Debt and (ii) the aggregate amount of

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     such Debt (including Capital Leases) outstanding does not at any time exceed $10,000,000;

          (f) Debt evidencing a refunding, renewal or extension of the Debt referred to in clause(e) of this Section 9.13; provided, that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof and (iv) the covenants, repayment provisions, events of default and subordination provisions, if any, of such refunding, renewal or extension are no less favorable to the applicable Loan Party, the Agent or the Lenders than the original Debt;

          (g)  Joint Venture Investments;

          (h) unsecured Debt under Hedge Agreements entered into in the ordinary course of business and not for speculative purposes; and

          (i) other unsecured Debt in an aggregate principal amount not to exceed $25,000,000 at any time outstanding.

     9.14 Prepayment. Subject to Section 9.30. such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, voluntarily prepay, acquire or defease any Debt, except the Obligations in accordance with the terms of this Agreement.

     9.15 Transactions with Affiliates. Except as set forth below or on Schedule 9.15, such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate (other than a Loan Party), or lend or advance money or property to any Affiliate (other than a Loan Party), or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other Obligations of any Affiliate. Notwithstanding the foregoing,
(i) while no Event of Default has occurred and is continuing, such Loan Party or Subsidiary may engage in transactions with other Affiliates in the ordinary course of business, in amounts and upon terms fully disclosed to the Agent and the Lenders, and no less favorable to such Loan Party or Subsidiary than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate, (ii) such Loan Party shall not engage in any transactions with Spiegel Holdings, Inc. or any of the Excluded Subsidiaries, except that (x) Spiegel Holdings, Inc, and the Loan Parties may provide each other with accounting, administrative, tax and human resource services, in each instance, in the ordinary course of business and consistent with past practices, and, in the case of services provided to Spiegel Holdings, Inc., such services are incidental to the status of Spiegel Holdings, Inc. as a holding company and the aggregate amount paid to Spiegel Holdings, Inc. for all services provided by it to the Loan Parties shall not exceed $500,000 in any Fiscal Year and (y) any Loan Party may enter into servicing

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arrangements with one or more Excluded Subsidiaries in connection with the collection of Consumer Credit Card Receivables on terms and conditions fully disclosed and satisfactory to the Agent and the Initial Lenders (Majority Lenders on and after the Final Bankruptcy Court Order Date) and approved by the Bankruptcy Court and (iii) Eddie Bauer Canada may maintain cash management arrangements with Eddie Bauer in the ordinary course of business consistent with past practice and in accordance with applicable law.

     9.16 Investment Banking and Finder's Fees. Such Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement except for the fees payable to Miller Buckfire Lewis & Co., LLC and Alvarez & Marsal. Such Loan Party shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that such Loan Party or any of its Subsidiaries is obligated to pay for any such fees, and all costs and expenses (including without limitation, attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

     9.17 Reserved.

     9.18 Business Conducted. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, modify or alter in any material manner the nature and type of its business as conducted at or prior to the Closing Date or the manner in which such business is conducted.

     9.19 Liens. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by it, except Permitted Liens.
Schedule 9.19 sets forth as of the Closing Date all tax, judgment, ERISA and other Liens of the type for which a notice thereof is filed or recorded in any public record and all consensual perfected Existing Liens the perfection of which is evidenced by filing, recordation or possession. None of the Liens set forth in Schedule 9.19 encumbers any Accounts, Inventory, Real Estate (other than the Ohio Property) or proceeds thereof except as set forth on Schedule 9.19(b).

     9.20 Sale and Leaseback Transactions. Such Loan Party shall not (and shall not suffer or permit any of its Subsidiaries to), directly or indirectly, enter into any arrangement with any Person providing for such Loan Party or Subsidiary to lease or rent property that such Loan Party or Subsidiary, as appropriate, has sold or will sell or otherwise transfer to such Person.

     9.21 New Subsidiaries. Such Loan Party shall not (and shall not suffer or permit any of its Subsidiaries to), directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than any Subsidiary set forth on
Schedule 8.5 as in effect on the Closing Date.

     9.22 Fiscal Year. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, change its Fiscal Year.

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     9.23 Modification of Permitted Consumer Credit Card Program Documents. Such
Loan Party shall not, directly or indirectly, amend, modify, supplement, waive compliance with or consent to any departure from any provision of, in each case in any material respect, or terminate, any documentation governing or otherwise relating to any Permitted Consumer Credit Card Program if the effect of any such action (other than in the case of a termination) would (i) result in such program no longer qualifying as a Permitted Consumer Credit Card Program or (ii) impair the rights or interests of the Agent or the Lenders; provided that if the documentation governing or otherwise relating to a Permitted Consumer Credit
Card Program is terminated on or about the date of the commencement of a new Permitted Consumer Credit Card Program, such termination shall not constitute a violation of this Section 9.23.

     9.24 Use of Proceeds. Such Loan Party shall not use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of such Loan Party or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act. Such Loan Party shall use the Loan proceeds received hereunder, exclusively, for general corporate purposes permitted hereunder and to fund the working capital needs of the Loan Party and to make payments permitted by Section 9.30.

     9.25 Interim Bankruptcy Court Order; Final Bankruptcy Court Order; Administrative Expense Claim Priority; Lien Priority. (a) Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, at any time seek, consent to or suffer to exist any modification, stay, vacation or amendment (x) of the Interim Bankruptcy Court Order except for modifications and amendments mutually agreed to in writing by the Initial Lenders, the Loan Parties and the Agent or (y) of the Final Bankruptcy Court Order or the CCAA Order, except for modifications and amendments mutually agreed to in writing by the Majority Lenders (or the Lenders as required by Section 13.2), the Loan Parties and the Agent.

          (b) Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, at any time suffer to exist a priority for any administrative expense claim or unsecured claim against such Loan Party or Subsidiary (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense claim of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code) equal or superior to the priority of the Lenders and the Agent in respect of the Obligations, except for the Carve-Out Expenses.

          (c) Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, at any time suffer to exist any Lien on any properties, assets or rights (including, without limitation, Inventory and other Collateral) of such Loan Party or Subsidiary having a priority equal or superior to the Agent's Liens, except (i) in the case of Collateral not consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) or the proceeds thereof, Permitted Liens pursuant to clauses (d), (e), (g), (h) and (i) of the definition thereof for Permitted Liens and (ii) in the case of Collateral consisting of Inventory, Accounts, Real Estate (other than

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the Ohio Property) or the proceeds thereof, Carve-Out Expenses and those Liens set forth on Schedule 9.19(b).

          (d) Prior to the date on which the Obligations have been paid in full in cash and the Lenders' Commitments have been terminated, such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, pay any administrative expense claims except (i) Priority Professional Expenses, (ii) other administrative expense claims incurred in the ordinary course of the business of such Loan Party or Subsidiary, in each case to the extent and having the order of priority set forth in the term "Agreed Administrative Expense Claim Priorities", (iii) the fees and expenses of attorneys, accountants, financial advisors and consultants retained by the Lenders and the Agent, except to the extent the Majority Lenders and the Agent consent in writing to the payment of any such claims and (iv) cure payments acceptable to the Agent and the Initial Lenders (to the extent made prior to the Final Bankruptcy Court Order Date) or the Agent and the Majority Lenders (to the extent made on or after the Final Bankruptcy Court Order Date) in connection with the assumption of executory contracts or unexpired leases pursuant to the Bankruptcy Code, but in any event only to the extent budgeted in the cash flow forecast delivered pursuant to
Section 7.2(f)(iv) covering the period in which such payment is to be made.

          (e) Notwithstanding the foregoing, such Loan Party or Subsidiary, as appropriate, shall be permitted to pay as the same may become due and payable
(i) administrative expenses of the kind specified in section 503(b) of the Bankruptcy Code incurred in the ordinary course of its business, (ii) compensation and reimbursement of expenses to professionals allowed and payable under section 330 and 331 of the Bankruptcy Code, subject, after the occurrence of an Event of Default, to the Priority Professional Expense Cap, and (iii) payments permitted to be made by Section 9.30 pursuant to the First Day Orders and other orders reviewed by and acceptable to the Agent and the Initial Lenders (in the case of orders entered prior to the Final Bankruptcy Court Order Date) or the Agent and the Majority Lenders (in the case of orders entered on or after the Final Bankruptcy Court Order Date).

     9.26 Further Assurances. Such Loan Party shall, and shall cause each of its Subsidiaries to, execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

     9.27 [Intentionally Omitted].

     9.28 Obligations under Real Estate Leases, Equipment Leases and Licenses. Such Loan Party shall, and shall cause each of its Subsidiaries to, pay all post-petition obligations under its real estate leases, equipment leases and licenses of intellectual property, if any, as required by the Bankruptcy Code or the Bankruptcy Court, except to the extent (i) such Loan Party is contesting any such obligations in good faith by appropriate proceedings, (ii) such Loan Party has established proper reserves as required under GAAP and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted
Lien), provided, however, that

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without the consent of the Majority Lenders, such Loan Party or Subsidiary may reject or permit to expire any of its real estate leases (in a manner consistent with a maximization of the value of the assets of such Loan Party or Subsidiary).

     9.29 Reclamation Claims. Such Loan Party shall, and shall cause each of its Subsidiaries to, promptly furnish the Agent and the Lenders with information and notices regarding any material reclamation claims (including amount and claimant) upon such Loan Party's or Subsidiary's receipt thereof. Neither such Loan Party nor any of its Subsidiaries shall incur any Liens related to reclamation claims encumbering any Accounts, Inventory, Real Estate or any proceeds thereof.

     9.30 Prepetition Claims. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, pay Debt or other prepetition claims (by offset, pursuant to Section 546(g)* of the Bankruptcy Code or otherwise) which were incurred prior to the Petition Date; provided, however, that such Loan Party or Subsidiary may (i) pay pre-Petition Date obligations to employees and payroll taxes, sales and similar taxes to taxing authorities to the extent approved by order of the Bankruptcy Court; and (ii) pay pre-petition claims pursuant to any First Day Orders or other orders reviewed by and acceptable to the Agent and the Initial Lenders (in the case of orders entered prior to the Final Bankruptcy Court Order Date) or the Agent and the Majority Lenders (in the case of orders entered on or after the Final Bankruptcy Court Order Date), but in any event only to the extent budgeted in the cash flow forecast delivered pursuant to Section 7.2(f)(iv) covering the period in which such payment is to be made. Notwithstanding any provision herein to the contrary, the Loan Parties may pay any franchise (and similar) taxes incurred prior to the Petition Date necessary to maintain their existence and qualification or good standing in the respective jurisdictions of their incorporation and in all other jurisdictions in which qualification to do business as a foreign corporation is necessary.

     9.31 Applications to Bankruptcy Court. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, apply to the Bankruptcy Court for authority to take any action prohibited by this Article 9.

     9.32 Use of Letters of Credit. Such Loan Party shall not use documentary Letters of Credit issued hereunder for the purchase of inventory from domestic vendors.

     9.33 Notices. Such Loan Party shall promptly give to the Agent notice of any motions regarding this Agreement.

     9.34 Restructuring Advisor. Such Loan Party shall maintain as its restructuring advisor in connection with the Case the firm of Alvarez & Marsal or another restructuring advisor reasonably acceptable to the Agent.

     9.35 Reserved.

     9.36 Sourcing Arrangements. Such Loan Party shall, and shall cause each of its Subsidiaries to, maintain at all times its existing sourcing arrangements or a replacement thereof

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which shall allow such Loan Party or Subsidiary, as the case may be, to maintain an uninterrupted flow of Inventory from overseas sufficient for the Borrowers and Eddie Bauer Canada to satisfy the levels of Inventory and assumptions related thereto as reflected in the Latest Projections.

     9.37 Minimum Combined Availability. (a) Such Loan Party shall not permit Combined Availability to be less than $15,000,000 at any time during the Real Estate Seasonal Availability Period.

          (b) Such Loan Party shall not permit Combined Availability (without giving effect to the Maximum Revolver Amount) at any time during each period set forth below to be less than the amount set forth below opposite such period:

               Period                                            Amount
               ---------------------------------                 ------------

               Final Bankruptcy Court Order Date                 $ 80,000,000
               through and including May 1, 2003

               May 2, 2003 through and including                 $ 60,000,000
               June 1, 2003

               June 2, 2003 and each day thereafter              $ 35,000,000

          (c) On and after June 2, 2003, such Loan Party shall not permit Combined Availability (without giving effect to the Maximum Revolver Amount) to be less than $45,000,000 at any time; provided, however, that Combined Availability (without giving effect to the Maximum Revolver Amount) may at any time be less than $45,000,000 (each a "Combined Availability Shortfall") so long as (x) Combined Availability (without giving effect to the Maximum Revolver Amount) is at no time less than $35,000,000, (y) the duration of such Combined Availability Shortfall does not exceed a period of ten (10) consecutive Business Days and (z) a Combined Availability Shortfall shall not exist on more than twenty (20) Business Days in any fiscal quarter of Spiegel (except that during the Real Estate Seasonal Availability Period a Combined Availability Shortfall shall not exist on more than thirty (30) Business Days).

     9.38 Capital Expenditures. Such Loan Party shall not make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Loan Parties on a consolidated basis would exceed during (x) the period from the Final Bankruptcy Court Order Date through the end of Fiscal Year 2003, $50,000,000, (y) Fiscal Year 2004, $60,000,000 or (z) the
period from the first day of Fiscal Year 2005 to the Stated Termination Date, $15,000,000; provided, that (i) if at the end of the period specified in clause
(x) above, the aggregate amount of Capital Expenditures made or incurred by the Loan Parties on a consolidated basis during such period (the "Initial Period Capital Expenditures") is less than $50,000,000, the Loan Parties shall be entitled to make additional Capital Expenditures in Fiscal Year 2004 in an aggregate amount equal to the amount by which $50,000,000 exceeds the Initial Period Capital Expenditures and (ii) if at the end of the period specified in clause (y)

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above, the aggregate amount of Capital Expenditures made or incurred by the Loan
Parties on a consolidated basis during such period (the "Second Period Capital Expenditures") is less than $60,000,000, the Loan Parties shall be entitled to make additional Capital Expenditures in the period specified in clause (z) above in an aggregate amount equal to one-quarter of the amount by which $60,000,000 exceeds the Second Period Capital Expenditures.

                                   ARTICLE 10

                              CONDITIONS OF LENDING

     10.1 Conditions Precedent to Making of Loans on the Closing Date. The obligation of the Lenders to make the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the Closing Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender (and in the case of any documents, agreements or other deliveries, such documents, agreements and deliveries shall be in form and substance satisfactory to the Agent and the Initial Lenders):

          (a) This Agreement and the other Loan Documents have been executed by each party thereto and each Loan Party shall have performed and complied with all covenants, agreements and conditions contained herein and in the other Loan Documents which are required to be performed or complied with by such Loan Party before or on such Closing Date.

          (b) Upon making the Revolving Loans (including such Revolving Loans made as reimbursement for fees, costs and expenses then payable under this Agreement) and with all their obligations current, the Borrowers shall have Combined Availability (without giving effect to the Maximum Revolver Amount) of at least $150,000,000.

          (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as of the Closing Date as if made on such date (both immediately prior to, and after giving effect to, such extension of credit).

          (d) No Default or Event of Default shall exist on the Closing Date, or would exist after giving effect to the Loans to be made on such date or the Letters of Credit to be issued or the Credit Support to be provided on such date.

          (e) The Agent and the Lenders shall have received such opinions of counsel (concerning, among other things, entry of the DIP Orders and proper notice having been given in accordance with the DIP Orders) for the Loan Parties as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

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          (f)  The Borrowers shall have paid all fees and expenses of the Agent and the Initial Lenders and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby.

          (g) The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by the Agreement.

          (h) The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Loan Parties and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and Combined Availability, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

          (i) No order shall have been entered by the Bankruptcy Court (i) for appointment of a trustee or examiner with enlarged powers substantially similar to those of a trustee, or (ii) converting the Case to a Chapter 7 case or dismissing the Case or (iii) terminating prior to any expiration date the Loan Parties' exclusive time period to file a plan of reorganization and, with respect to clauses (i) through (iii) above, no such order shall have been requested by the Borrowers or other parties in interest.

          (j) All proceedings taken in connection with the execution of this Agreement, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

          (k) The Agent shall have received the results of a search of tax and other Liens, and judgments and of the Uniform Commercial Code filings with respect to each of the Loan Parties (other than the Canadian Guarantors) in its state or other jurisdiction or of incorporation and in the jurisdictions in which each Loan Party (other than the Canadian Guarantors) is doing business and/or in which any Collateral is located and in which Uniform Commercial Code filings have been made against any Loan Party (other than the Canadian Guarantors).

          (1) The Agent shall have received a copy of the certificate or articles of incorporation or other constitutive documents, in each case amended to date, of each of the Loan Parties, certified as of a recent date by the Secretary of State or other appropriate official of the state or other jurisdiction of its organization and dated as of a recent date; a certificate of the Secretary of each of the Loan Parties, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of such Loan Party's By-laws as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in item (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by such Loan Party's Board of Directors (or in the case of a Loan Party that is not a corporation, the equivalent governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan

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     Documents to which it is a party and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that such Loan Party's certificate or articles of incorporation or other constitutive documents have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished hereinabove, and (D) as to the incumbency and specimen signature of each of such Loan Party's officers executing this Agreement or any other Loan Document delivered in connection herewith or therewith, as applicable; a certificate of another of such Loan Party's officers as to incumbency and signature of its Secretary.

          (m) The Agent shall have received certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation or organization and in each other jurisdiction listed on Schedule 10.1(m).

          (n) There shall be no material adverse change in the business, operations, assets, properties, liabilities, profits, prospects or financial position of the Borrowers as determined by the Agent and the Lenders in their sole discretion other than (i) the commencement of the Case and (ii) the continuation of the circumstances giving rise to the filing thereof, so long as the Agent and the Lenders have been made aware as of the Closing Date of all such circumstances.

          (o) The Agent and the Initial Lenders shall have completed their interim due diligence with respect to this Agreement, including, without limitation, a review satisfactory to the Agent and the Initial Lenders of the identities, Loan Parties' books and records, systems and control and analysis of the accounts receivable and inventory and environmental matters with respect to the Loan Parties and their properties and the financial and business condition of the Loan Parties. The results of such review shall be in form and substance satisfactory to the Agent and the Initial Lenders.

          (p) The Lenders shall be fully satisfied with the compliance by the Loan Parties with any and all applicable laws, statutes, rules and regulations relating to the conduct and operations of the business and properties of the Loan Parties.

          (q) The Agent and the Initial Lenders shall be satisfied with the terms and conditions of all material Debt and other agreements of the Loan Parties and their Subsidiaries to remain outstanding after the Closing Date (including, without limitation, any subordination or other intercreditor provisions contained therein or applicable thereto).

          (r) The Agent and the Initial Lenders shall be reasonably satisfied with the all intercompany arrangements relating to the acquisition, ownership and transfer of Inventory of a Loan Party or otherwise.

          (s) The Agent and the Initial Lenders shall be reasonably satisfied with the corporate and legal structure and capitalization of Spiegel and each of its Subsidiaries,

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     including, without limitation, the charter and bylaws of Spiegel and each of its Subsidiaries and each agreement and instrument relating thereto.

          (t) The Agent and the Initial Lenders shall have received evidence reasonably satisfactory to them that all material requisite governmental and material third party consents and approvals (including, without limitation, consents with respect to each Loan Party and each of its Subsidiaries) to the transactions contemplated by this Agreement and the other Loan Documents have been obtained, and remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law or regulation shall be applicable in the judgment of the Agent and the Lenders that restrains, prevents or imposes materially adverse conditions upon any of the Loan Documents or any of the transactions contemplated thereby.

          (u) The Agent and the Initial Lenders shall have received a copy of the Inventory Appraisal made with respect to the Inventory of each of the Loan Parties described therein.

          (v) The terms of all sourcing arrangements among the Loan Parties and their suppliers shall have been fully disclosed to the Agent and the Lenders and there shall have been a resolution satisfactory to the Agent of any liens arising from any such supply arrangements.

          (w) The Interim Bankruptcy Court Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent prior written consent of the Agent, the Initial Lenders and the Loan Parties.

          (x) Any First Day Orders or other orders entered at the time of commencement of the Case shall be reasonably satisfactory in form and substance to the Agent and the Initial Lenders and the order approving the Loan Parties' cash management system and maintenance of bank accounts shall have been entered together with such other First Day Orders that the Agent and the Initial Lenders require to be entered.

          (y) Without limiting the generality of the items described above, each Borrower and each Person guarantying or securing payment of the Obligations shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items set forth on the "Closing Checklist" delivered by the Agent to the Authorized Representative prior to the Closing Date.

     The acceptance by any of the Borrowers of any Loans made or Letters of Credit issued on the Closing Date shall be deemed to be a representation and warranty made by all of the Borrowers to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrowers, dated the Closing Date, to such effect.

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     Execution and delivery to the Agent by a Lender of a counterpart of this
Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 10.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 10.1, and (iii) all documents sent to such Lender for approval, consent or satisfaction were acceptable to such Lender.

     10.2 Conditions Precedent to Making of Loans on and after the Final Bankruptcy Court Order Date. The obligation of the Lenders to make Revolving Loans on or after the Final Bankruptcy Court Order Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on or after the Final Bankruptcy Court Order Date, are subject to the following conditions precedent having been satisfied on or prior to the Final Bankruptcy Court Order Date in a manner satisfactory to the Agent and each Lender (and in the case of any documents, agreements or other deliveries, such documents, agreements and deliveries shall be in form and substance satisfactory to the Agent and the Initial Lenders):

          (a) The Agent and Lenders shall have completed a due diligence investigation of each Loan Party and its Subsidiaries in scope, and with results, satisfactory to the Agent and the Lenders and shall have been given such access to the management, records, books of account, contracts and properties of the Loan Parties and their respective Subsidiaries and shall have received such financial, business and other information regarding the Loan Parties and their respective Subsidiaries as they shall have requested and all other related documentation regarding contingent liabilities (including, without limitation, tax matters, environmental matters (including, without limitation, a Phase I report and other site assessments on each owned Real Estate of any Loan Party included in Real Estate Availability), obligations under ERISA and welfare plans) collective bargaining agreements and other arrangements with employees.

          (b) The Agent shall have received a copy of the Accounts Appraisal made with respect to the Consumer Credit Card Receivables of each of the Loan Parties described therein and a copy of the Real Estate Appraisal made with respect to the Real Estate of each of the Loan Parties described therein.

          (c) The Agent and the Lenders shall have received the 2003-2004 projections of the Loan Parties and the updated Initial DIP Forecast referred to in Section 7.2(f)(i).

          (d) The Agent shall have received the results of a title search with respect to all Real Estate owned by a Loan Party included in Real Estate Availability.

          (e) The Agent, the Lenders and the Loan Parties shall have entered into an amendment or an amendment and restatement of this Agreement which shall contain, among things, eligibility criteria for Consumer Credit Card Receivables and certain covenants and other modifications to this Agreement based upon, among other things, due diligence conducted by the Agent and the Initial Lenders.

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          (f)  Within fifty-two (52) days following the entry of the Interim
     Bankruptcy Court Order, the Agent shall have received the Final Bankruptcy Court Order, which shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the prior written consent of the Agent, the Majority Lenders and the Loan Parties.

          (g) The Agent shall have received a Borrowing Base Certificate dated as of the Restatement Effective Date.

     10.3 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date and any Loans made on and after the Interim Bankruptcy Court Order Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit, shall be subject to the further conditions precedent that on and as of the date of any such extension of credit (and in the case of any documents, agreements or other deliveries, such documents, agreements and deliveries shall be in form and substance satisfactory to the Agent and the Majority Lenders):

          (a) The following statements shall be true, and the acceptance by any Borrower of any extension of credit shall be deemed to be a statement by Borrower each to the effect set forth in clauses (i), (ii) and (iii), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

               (i) The representations and warranties contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such extension of credit as though made on and as of such date (both immediately prior to, and after giving effect to, such extension of credit), other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Authorized Representative that any representation or warranty is not true and correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

               (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

               (iii) No event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect.

          (b) No such Borrowing shall exceed the amount of the Combined Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Bank Loan or Agent Advance as provided in Sections 2.2(h), (i) and (j).

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          (c)  The Interim Bankruptcy Court Order (if such date is on or after the Interim Bankruptcy Court Order Date but is prior to the Final Bankruptcy Court Order Date) or the Final Bankruptcy Court Order (if such date is on or after the Final Bankruptcy Court Order Date), as the case may be, shall be in full force and effect and shall not have been reversed, stayed, modified or amended, except for such modifications and amendments mutually agreed to by the Borrowers, the Agent and the Majority Lenders, and there shall have been no material objections (determined (x) in the case of objections made prior to the Final Bankruptcy Court Order Date, by the Agent and the Initial Lenders in their reasonable discretion and (y) in the case of objections made on or after the Final Bankruptcy Court Order Date, by the Agent and the Majority Lenders in their reasonable discretion) to the Final Bankruptcy Court Order by the United States Trustee or any major creditors or interested parties, which contests any finding in the Final Bankruptcy Court Order that the Agent or the Lenders are entitled to the benefits of Section 364(e) of the Bankruptcy Code and which remain subject to appeal.

          (d) The Agent shall have received a Notice of Borrowing from the Authorized Representative to the extent required by Section 2.2(b).

          (e) No administrative claim that is senior to or pari passu with the superpriority claims of the Agent and the Lenders shall exist, except the Carve-Out Expenses.

                                   ARTICLE 11

                                DEFAULT: REMEDIES

     11.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

          (a) (i) any failure by the Borrowers to pay the principal of or interest or premium on any of the Obligations hereunder when due, whether upon demand or otherwise, or (ii) any failure by the Borrowers to pay any fee or other amount owing hereunder when due, whether upon demand or otherwise and such failure to pay shall continue for two Business Days;

          (b) any representation or warranty (other than in Section 8.2l(b)) made or deemed made by any Loan Party in this Agreement or by any Loan Party in any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Loan Party at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

          (c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in this Agreement or any other Loan Documents and such default (other than in respect of any of Article 6 or 7 or any of Section 9.5, 9.9, 9.10,

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     9.12, 9.13, 9.14, 9.15, 9.18, 9.19, 9.20, 9.21, 9.22, 9.23, 9.24, 9.25,
     9.29, 9.30, 9.31, 9.32, 9.33, 9.37 or 9.38 as to each of which provisions no grace period shall be applicable) shall continue unremedied for a period of thirty (30) or more days (or in the case of Section 9.8(e) or 9.36, shall continue unremedied for a period of five (5) or more days) or (ii) if this Agreement or any other Loan Document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable, without the written consent of the Agent and the Majority Lenders;

          (d) default shall occur with respect to any Debt created or incurred after the Petition Date (other than the Obligations) in an outstanding principal amount which exceeds $5,000,000, or under any agreement or instrument entered into on or after the Petition Date (or assumed by any Loan Party on or after the Petition Date or effective thereafter in accordance with applicable law) under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by any Loan Party, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or any such Debt shall not be paid on the maturity date therefor;

          (e) any Loan Party shall file a certificate of dissolution or like process under applicable state or provincial law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

          (f) all or any material part of the property of the Loan Parties taken as a whole shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of any Loan Party shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

          (g) any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or challenged by any Borrower or any other Loan Party;

          (h) one or more judgments, orders or decrees is entered against any Loan Party or one or more fines, penalties or awards is entered or levied by any Governmental Authority against any Loan Party involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof;

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          (i)  any loss, theft, damage or destruction of any item or items of
     Collateral or other property of any Loan Party occurs which could reasonably be expected to have a Material Adverse Effect and is not adequately covered by insurance;

          (j)  [Intentionally Omitted.]

          (k) there is filed against any Loan Party or any of its Subsidiaries any criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within 120 days, and (2) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

          (1) for any reason (i) any Loan Document ceases to be in full force and effect, (ii) any Lien with respect to any portion of the Collateral intended to be secured thereby (A) ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens described in clause (d), (e), (g) or (h) of the definition thereof), or (B) is terminated, revoked or declared void, or (iii) any Lien (other than Permitted Liens) exists with respect to any portion of the Collateral;

          (m) (i) one or more ERISA Events shall occur with respect to any Pension Plans or Multiemployer Plans which have resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA or under the PBA to the Pension Plan, Multiemployer Plan, the PBGC or other applicable Governmental Authority in an aggregate amount for all such Pension Plans and Multiemployer Plans in excess of $5,000,000; or
     (ii) any Loan Party or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount, together with all other such amounts not paid by such Borrower or ERISA Affiliate when due, in excess of $1,000,000; or (iii) with respect to any Plan of a Canadian Guarantor, any Lien arises with respect to such Plan (save for contribution amounts not yet due); provided, however, that with respect to clauses (i) and (ii), any liabilities under Title IV of ERISA and any missed installment payments to a Multiemployer Plan shall only be included to the extent that they constitute post-petition claims;

          (n)  there occurs a Change of Control;

          (o) an order with respect to the Case shall be entered by the Bankruptcy Court (i) appointing a trustee or (ii) appointing an examiner with enlarged powers substantially similar to those of a trustee;

          (p) an order with respect to the Case shall be entered by the Bankruptcy Court converting such Case to a case under Chapter 7 of the Bankruptcy Code which does not contain a provision for termination of all of the Lenders' Commitments and payment in

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     full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders upon such conversion;

          (q) (i) an order shall be entered by the Bankruptcy Court confirming a plan of reorganization in the Case which does not (x) contain a provision for termination of all of the Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit on the date of effectiveness of such plan and otherwise in a manner satisfactory to the Agent and the Lenders on or before the effective date of such plan and (y) provide for the continuation of the Agent's Liens and priorities until such effective date or (ii) any Borrower shall have filed such a plan of reorganization in the Case;

          (r) an order shall be entered by the Bankruptcy Court dismissing the Case which does not contain a provision for termination of all of the Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders upon such dismissal;

          (s) an order with respect to the Case shall be entered, in each case without the express prior written consent of the Agent and the Lenders, (i) to revoke, vacate, reverse, stay, modify, supplement or amend the credit facility herein contemplated, any Loan Document or any of the DIP Orders, as the case may be, or (ii) to permit any administrative expense claim or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to any Loan Party equal or superior to the priority of the Lenders and the Agent in respect of the Obligations, except for allowed administrative expense claims having priority over the Obligations to the extent set forth in the definition of the term "Agreed Administrative Expense Claim Priorities" or (iii) to grant or permit the grant of any administrative claim or Lien (other than the Permitted Liens), which is senior to or pari passu with the superpriority claim of the Agent and the Lenders on any Collateral;

          (t)  an application for any of the orders described in clause (o),
     (p), (q), (r) or (s) above shall be made by any Loan Party or any other Person and such application (if made by any Person other than such Loan Party) is not contested by such Loan Party in good faith or the relief requested is granted in an order that is not stayed pending appeal;

          (u) an order shall be entered by the Bankruptcy Court that is not stayed pending appeal granting relief from the automatic stay to the holder or holders of any Liens on any assets of any Loan Party and the Agent and the Majority Lenders shall determine that a Material Adverse Effect is reasonably likely to result from the entry of such order;

          (v) (i) any Person files a plan of reorganization in the Case which does not contain a provision for termination of all Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a

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     manner satisfactory to the Agent and the Lenders on or before the effective date of such plan and (ii) an order shall be entered by the Bankruptcy
     Court approving the disclosure statement with respect to any such plan;

          (w) an order is entered by the Bankruptcy Court which impairs in any material respect, invalidates or reduces the Agent's or any Lender's claims against any Loan Party or impairs in any material respect, invalidates, challenges or subordinates any Lien on any Collateral or to subject any Collateral to assessment pursuant to Section 506(c) of the Bankruptcy Code or otherwise;

          (x) there shall be any payment on, or application by a Loan Party for authority to pay, any prepetition claim, other than as permitted by Section 9.30, in each instance without the express prior written consent of the Agent and the Initial Lenders (if such payment or application is made prior to the Final Bankruptcy Court Order Date) or the Agent and the Majority Lenders (if such payment or application is made on or after the Final Bankruptcy Court Order Date);

          (y) a Final Order shall be entered by the Bankruptcy Court with respect to the Case granting any creditor relief from the automatic stay which, in the Majority Lenders' reasonable judgment, has any material and adverse impact on the Lenders or the Collateral;

          (z) (i) The Final Bankruptcy Court Order shall not have been entered on or before the date that is fifty-two (52) days following the Interim Bankruptcy Court Order Date, (ii) such Final Bankruptcy Court Order shall not be in form and substance acceptable to the Agent and the Majority Lenders, (iii) such Final Bankruptcy Court Order is not in all material respects in form and substance satisfactory to the Agent and the Lenders,
     (iv) such Final Bankruptcy Court Order or the Interim Bankruptcy Court Order or the Interim Bankruptcy Court Order shall have been reversed, vacated, modified, amended (except for modifications and amendments that are acceptable to the Agent and the Initial Lenders (in the case of modification and amendments made prior to the Final Bankruptcy Court Order
     Date) or the Agent and the Majority Lenders (in the case of modification and amendments made on or after the Final Bankruptcy Court Order Date)) or stayed (or any application for any of the foregoing shall have been filed which contests any finding in such order that the Agent and the Lenders are entitled to the benefits of Section 364(e) of the Bankruptcy Code) or (v) the Agent shall not have received a copy of such Final Bankruptcy Court Order certified by the Bankruptcy Court within two Business Days of its being entered;

          (aa) all conditions precedent set forth in Section 10.2 shall not have been satisfied on the Final Bankruptcy Court Order Date;

          (bb) [Intentionally Omitted];

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          (cc) an order shall have been entered modifying the adequate protection granted to any Person in any DIP Order without the consent of the Agent and the Majority Lenders; or

          (dd) an order shall have been entered by the Bankruptcy Court avoiding or requiring disgorgement by the Agent or any of the Lenders of any amounts received in respect of the Obligations.

     11.2 Remedies. Notwithstanding the provisions of Section 362 of the Bankruptcy Code and without order of or application or motion to the Bankruptcy
Court:

          (a) If a Default or Event of Default exists and is continuing, the Agent may, in its discretion, and shall (and, in either case, without limiting any other remedies available), at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order during such continuance (and the Final Bankruptcy Court Order shall provide for the lifting of the automatic stay under Section 362 of the Bankruptcy Code with respect to any and all such actions): (i) reduce the Maximum Revolver Amount, or the advance rates against the Net Amount of Eligible Major Credit Card Receivables, the Net Amount of Eligible Consumer Credit Card Receivables, Real Estate Availability and/or Eligible Inventory used in computing the Combined Availability, or reduce one or more of the other elements used in computing the Combined Availability; (ii) without limiting Section 10.3, restrict the amount of or refuse to make Revolving Loans; (iii) without limiting Section 10.3, restrict or refuse to arrange for or provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on any Loan Party: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; (C) set-off against any outstanding Obligations, amounts in the accounts of any Loan Party maintained by or with any Lender or any agent or bailee thereof and otherwise exercise any and all rights and remedies with respect to the Collateral; (D) demand cash collateral equal to 105% of the face amount of all outstanding Letters of Credit; and (E) pursue its other rights and remedies under the Loan Documents and applicable law.

          (b) Without limitation to the foregoing but subject to any applicable notice requirements set forth in Section 11.2(a), if an Event of Default exists and is continuing: (i) the Agent shall have for the benefit of the Agent and the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC, the PPSA, the Civil Code of Quebec and other applicable laws; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the Loan Parties' premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Loan Parties shall, upon the Agent's demand, at the Loan Parties' cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; (iii) the Agent may sell and deliver

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     any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale; and (iv) at the Agent's request, the Loan Parties will engage a liquidator to conduct a "going out of business" or similar sale on terms and conditions satisfactory to the Agent and the Majority Lenders and to file with the Bankruptcy Court motions for sale of leases. Without in any way requiring notice to be given in the following manner, the Loan Parties agree that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC, the PPSA, the Civil Code of Quebec or otherwise, shall constitute reasonable notice to the Loan Parties if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least 4 Business Days prior to such action to the Loan Parties' address specified in or pursuant to
     Section 15.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to the Loan Parties. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Loan Parties irrevocably waive: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b)any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Loan Parties agree that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Loan Parties' labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Loan Parties' rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations in whatever order the Agent elects. The Agent will return any excess to the Borrowers and the Borrowers shall remain liable for any deficiency.

          (c) If an Event of Default occurs, the Loan Parties hereby waive, except to the extent expressly provided otherwise herein, all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

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                                   ARTICLE 12

                              TERM AND TERMINATION

     12.1 Term and Termination. The term of this Agreement shall end on the Termination Date. The Agent upon direction from the Majority Lenders may terminate this Agreement without notice upon the occurrence and during the continuance of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including, without limitation, all unpaid principal, accrued interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrowers shall immediately arrange for the cancellation and return of all Letters of Credit then outstanding (or cash collateralization thereof, on terms acceptable to the Agent, at 105% of the face amount of such Letters of Credit). Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrowers shall remain bound by the terms of this Agreement or under any other Loan Document and shall not be relieved of any of their Obligations hereunder, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including, without limitation, the Agent's Liens (including, without limitation, the superpriority status thereof) in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                   ARTICLE 13

           AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

     13.1 No Waivers: Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Loan Party and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will not operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrowers of any provision of this Agreement. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

     13.2 Amendments and Waivers. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Borrower or other Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Borrowers or other Loan Parties party thereto and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:

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               (i)  no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Loan Parties and acknowledged by the Agent, do any of the following:

               (1)  increase or extend the Commitment of any Lender;

               (2) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

               (3) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

               (4) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

               (5) increase any of the percentages set forth in the definition of Combined Availability or amend the definitions of Combined Availability, Eligible Inventory, Eligible Consumer Credit Card Receivables, Eligible Major Credit Card Receivables or Real Estate Availability in a manner which will increase the amount of Combined Availability from that in effect immediately prior to such amendment; provided that nothing herein shall limit or restrict the Agent's discretion as set forth in such definitions;

               (6) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders;

               (7) release any Guaranties of the Obligations or release Collateral other than as permitted by Section 14.12;

               (8) change the definitions of "Majority Lenders", "Required Lenders" or "Super Majority Lenders": or

               (9) extend the date of the Consumer Credit Card Account Line Expiration Date to a date later than 120 days after the Final Bankruptcy Court Order Date;

               (ii) no such waiver, amendment, or consent shall, unless in writing and signed by the Super Majority Lenders and the Loan Parties and acknowledged by the Agent, do any of the following:

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               (1)  change Section 9.37(a) so as to reduce the minimum Combined
          Availability required to be maintained thereunder to an amount less than $15,000,000; or

               (2) change Section 9.37(b) so as to reduce the minimum Combined Availability (without giving effect to the Maximum Revolver Amount) required to be maintained during any period thereunder to an amount less than $35,000,000 provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in clause (i)(5) above and any other terms of this Agreement, make Agent Advances in accordance with Section 2.2(i) and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and provided further, that Schedule 1.1(a) hereto may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

          (b) If, in connection with any proposed amendment, waiver or consent (a "Proposed Change"):

               (i) requiring the consent of all Lenders or the Super Majority Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clause (ii) below being referred to as a "Non-Consenting Lender"), or

               (ii) requiring the consent of Required Lenders, the consent of Majority Lenders is obtained,

then, so long as the Agent is not a Non-Consenting Lender, at the Borrower's request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent's approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders' Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

     13.3 Assignments; Participations. (a) Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably withheld) assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 and, if the remaining Commitment of such Lender would be less than $5,000,000, the entire amount of such Lender's Commitment; provided, however, that the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent

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by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrowers and the Agent an Assignment and Acceptance in the form of Exhibit D ("Assignment and Acceptance") and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500.

          (b) From and after the date that the Agent notifies the assignor Lender that it has received a duly executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

          (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by any Loan Party to the Agent or any Lender in the Collateral; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or the performance or observance by the Loan Parties of any of their Obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof, together with such powers, including discretionary rights and incidental power, as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

          (d) Immediately upon satisfaction of the requirements of Section 13.3(a) and each Assignee making its processing fee payment under the Assignment and Acceptance, this

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Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

          (e) Any Lender may, with the written consent of the Agent, at any time sell to one or more commercial banks, financial institutions, or other Persons not a Loan Party or an Affiliate of any Loan Party (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations,
(iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document (except to the extent that such amendment, waiver or consent both directly affects the Participant and would (x) increase or extend the Commitment of the originating Lender, (y) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the originating Lender hereunder or under any other Loan Document or (z) reduce the principal of, or the rate of interest specified herein on, any Revolving Loan owing to the originating Lender or any fees or other amounts payable to the originating Lender hereunder or under any other Loan Document), and all amounts payable by any Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

          (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 14

                                    THE AGENT

     14.1 Appointment and Authorization. Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties

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as are expressly delegated to it by the terms of this Agreement or any other
Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this
Article 14. The provisions of this Article 14 are solely for the benefit of the Agent and the Lenders and the Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including, without limitation, (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Combined Availability, (b) the making of Agent Advances pursuant to Section 2.2(i), and (c) the exercise of remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

     14.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

     14.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Loan Party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

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     14.4 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Loan Parties), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders (or all Lenders if so required by Section 13.2) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

          (b) For purposes of determining compliance with the conditions specified in Section 10.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

     14.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or any Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Section 11; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

     14.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and

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the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Loan Parties which may come into the possession of any of the Agent-Related Persons.

     14.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers or any other Loan Party and without limiting the obligation of the Borrowers and any other Loan Parties to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 15.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers or any other Loan Parties. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     14.8 Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any of the Loan Parties and its Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding the Loan Parties (including information that may be subject to confidentiality obligations in favor of the Loan Parties) and the Lenders acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

     14.9 Successor Agent. The Agent may resign as Agent upon at least 30 days' notice to the Lenders and the Borrowers. If the Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders reasonably satisfactory to the Borrowers. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the

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retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

     14.10 Withholding Tax. (a) Each Lender that is not a "United States person," within the meaning of the Internal Revenue Code, shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each Assignee, and from time to time thereafter as reasonably requested in writing by the Borrowers (but only so long thereafter as such Lender or Assignee remains lawfully able to do so), provide each of the Agent and the Borrowers with two original Internal Revenue Service Forms W-8BEN or W-8ECI or a certification in writing to the Agent and the Borrowers that it is not (i) a "bank" (as defined in Section 881(c)(3)(A) of the Internal Revenue
Code), (ii) a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of any Borrower or (iii) a controlled foreign corporation related to any Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code), along with an Internal Revenue Service Form W-8BEN, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender or Assignee is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes or any other Loan Document or, in the case of a Lender or Assignee that has certified that it is not a "bank" as described above, certifying that such Lender or Assignee is a foreign corporation, partnership, estate or trust. If the forms provided by a Lender or Assignee at the time such Lender or Assignee first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Indemnified Taxes unless and until such Lender or Assignee provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Indemnified Taxes for periods governed by such forms; provided, however, that if, at the effective date of the Assignment and Acceptance pursuant to which an Assignee becomes a party to this Agreement, the assignor Lender was entitled to payments under Section 5.1 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Indemnified Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Indemnified Taxes) United States withholding tax, if any, applicable with respect to the Assignee on such date. If any form or document referred in this subsection (a) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the Closing Date by Internal Revenue Service Form W-8BEN or W-8ECI or the related certificate described above, that the applicable Lender or Assignee reasonably considers to be confidential, such Lender or Assignee shall give notice thereof to the Borrowers and shall not be obligated to include in such form or document such confidential information.

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          (b)  For any period with respect to which a Lender or Assignee has failed to provide the Borrowers and the Agent with the appropriate form, certificate or other document described in subsection (a) above (other than if such failure is due to a change in law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided or if such form, certificate or other document otherwise is not required under subsection (a) above), such Lender or Assignee shall not be entitled to additional amounts or indemnification under
Section 5.1 with respect to Indemnified Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender or Assignee become subject to Indemnified Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Borrowers shall take steps as such Lender of Assignee shall reasonably request to assist such Lender or Assignee to recover such Indemnified Taxes.

          (c) If any Lender determines, as a result of any change after the date hereof in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrowers and the Agent any form or certificate that such Lender is obligated to submit pursuant to Section 14.10(a) or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Borrowers and the Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

          (d) If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 14.10, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     14.11 Reserved.

     14.12 Collateral Matters. (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Borrowers of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such Obligations are due) and payment of all other obligations; (ii) constituting property being sold or disposed of if the Borrowers certify to the Agent that the sale or disposition is made in compliance with Section 9.9

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(and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to any Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion and without the prior written authorization of the Lenders, release the Agent's Liens on (x) Accounts, Inventory and other Collateral in which the Agent has a first priority Lien valued in the aggregate not in excess of $5,000,000 and (y) Collateral in which the Agent does not have a first priority Lien without limitation as to amount if the holder of the prior Lien therein releases its Lien in such Collateral and receives any proceeds from the sale or other disposition of such Collateral. Upon request by the Agent or any Loan Party at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 14.12.

          (b) Upon receipt by the Agent of any authorization required pursuant to Section 14.12(a) from the Lenders of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, and upon at least 5 Business Days' prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of any Loan Party in respect of) all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

          (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any of the Loan Parties or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

     14.13 Restrictions on Actions by Lenders; Sharing of Payments. (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to any of the Loan Parties or any accounts of any of the Loan Parties now or hereafter maintained with such Lender. Each of the Lenders

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further agrees that it shall not, unless specifically requested to do so by the
Agent, take or cause to be taken any action to enforce its rights under this Agreement or against any of the Loan Parties, including, without limitation, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

          (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of any Loan Party to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

     14.14 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

     14.15 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance) or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans, or otherwise.

     14.16 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, Majority Lenders, Required Lenders or all Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent, the Majority Lenders, the Required Lenders or

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all Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Agent Advances, Bank Loans, Hedge Agreements, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

     14.17 Field Audit and Examination Reports: Disclaimer by Lenders. By signing this Agreement, each Lender:

          (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of the Agent;

          (b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

          (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties' books and records, as well as on representations of the Loan Parties' personnel;

          (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

          (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to any Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of any Borrower; and
     (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

     14.18 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

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     14.19 The Arranger and Co-Agents. Etc. Neither the Arranger nor any
co-agent, co-arranger, syndication agent or documentation agent in its capacity as such shall have any right, power, obligation, liability, responsibility or duty under this Agreement.

                                   ARTICLE 15

                                  MISCELLANEOUS

     15.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Loan Party and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by any of the Loan Parties of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

     15.2 Severability. The illegality or unenforceability of any provision of this Agreement or any other Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement, any other Loan Document or any instrument or agreement required hereunder.

     15.3 Governing Law: Choice of Forum: Service of Process. (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO
ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT, EACH LOAN PARTY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY

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OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE
GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING AND EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT:
(1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

          (c) EACH LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION 15.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FOUR (4) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

     15.4 WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH LOAN PARTY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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     15.5  Survival of Representations and Warranties. All of the Borrowers'
representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

     15.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting any Loan Party's obligations hereunder or under any other Loan Document, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.


     15.7 Fees and Expenses. Each Borrower agrees, jointly and severally, to pay to the Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement and any of the other Loan Documents and each Borrower agrees to pay to each Lender all reasonable costs and expenses that such Lender pays or incurs in connection with the enforcement of this Agreement and the other Loan Documents, including, in each case, without limitation: (a) Attorney Costs; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for recording mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of any Borrower or other Loan Party under the Loan Documents that such Borrower or other Loan Party fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral and the Loan Parties' operations by the Agent plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; and (h) costs and expenses of preserving and protecting the Collateral. In addition, each Borrower agrees, jointly and severally, to pay costs and expenses incurred by the Agent (including Attorneys' Costs) to the Agent, for its benefit, on demand, and to the other Lenders for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). Without limiting the foregoing,

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the Borrowers shall also pay on demand, jointly and severally, directly or at the option of the Agent through direct charges to the outstanding balance of the Loan all reasonable costs and expenses incurred by the Agent or any Lender in connection with any litigation, contest, dispute, suit or proceeding relating to this Agreement or any other Loan Document. The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Borrower. All of the foregoing costs and expenses shall be charged to the Borrowers' Loan Account as Revolving Loans as described in
Section 4.4.

     15.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

 if to the Agent or to the Bank:

           Bank of America, N.A.
           335 Madison Avenue
           New York, New York 10017
           Attention: Business Credit - Account Executive
           Telecopy No.: (212)503-7350

           with copies to:

           Bank of America, N.A.
           335 Madison Avenue
           New York, New York 10017
           Attention: Legal Department
           Telecopy No.: (212)503-7350

           and:

           Kaye Scholer LLP
           425 Park Avenue
           New York, New York 10017
           Attention: Albert M. Fenster, Esq.
           Telecopy No.: (212)836-7151

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if to any Loan Party:

           c/o Spiegel, Inc
           3500 Lacey Road
           Downers Grove, IL 60515
           Attention: Robert Sorensen
           Telecopy No.: (413) 702-3573

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     15.9 Waiver of Notices. Unless otherwise expressly provided herein, each Loan Party waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Loan Party which the Agent or any Lender may elect to give shall entitle such Loan Party to any or further notice or demand in the same, similar or other circumstances.

     15.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

     15.11 Indemnity of the Agent and the Lenders by the Loan Parties. (a) Each Loan Party agrees, jointly and severally, to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including the Cases or any appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Loan Parties shall have no obligation hereunder to any Indemnified Person with respect to Indemnified

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Liabilities resulting solely from the willful misconduct of such Indemnified
Person. The agreements in this Section shall survive payment of all other Obligations.

           (b) Each Loan Party, jointly and severally, hereby indemnifies, defends and holds harmless the Indemnified Persons from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance. This indemnity will apply whether the hazardous substance is on, under or about any of such Loan Party's property or operations or property leased to such Loan Party or property to which such Loan Party has sent any hazardous substance. The indemnity includes but is not limited to Attorneys' Costs. The indemnity extends to the Agent-Related Persons, and each Lender, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous Substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under a common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas. This indemnity will survive termination of the Agreement and the repayment of all other Obligations.

     15.12 Limitation of Liability. NO CLAIM MAY BE MADE BY ANY LOAN PARTY, ANY LENDER OR OTHER PERSON AGAINST THE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS, ADVISORS OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY AND EACH LENDER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

     15.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Loan Parties, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement among them. Upon execution and except to the extent the Bankruptcy Court orders otherwise, this Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except for the Fee Letter. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except in accordance with the terms of this Agreement or any other Loan Document. All borrowings made and letters of credit issued under the Interim Agreement shall, upon execution hereof, be deemed Borrowings hereunder or Letters of Credit issued hereunder, and all terms and conditions hereof shall apply to such borrowings and letters of credit, and to the parties hereto with respect to such borrowings and letters of credit.

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     15.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and each of the Loan Parties in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

     15.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

     15.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to any Loan Party, any such notice being waived by each Loan Party to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of any Loan Party against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Authorized Representative and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY LOAN PARTY HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

     15.17 Joint and Several Liability. The Borrowers shall be liable for all amounts due to the Agent and/or any Lender under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder (including the issuance of Letters of Credit for the account of such Borrowers) or the amount of such Loans received or Letters of Credit issued or the manner in which the Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower's Obligations with respect to Loans made to it and Letters of Credit issued for its account, and each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder, with respect to Loans made to the other Borrowers and Letters of Credit issued for the account of such other Borrowers hereunder, shall be separate and distinct Obligations, but all such Obligations shall be primary Obligations of each Borrower.

     Each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other extensions of credit made to the other Borrowers hereunder (including the issuance of Letters of Credit for the account of such Borrowers) shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of any or all of the other Borrowers or of any promissory note or other document evidencing all or any part of the Obligations of any or all other Borrowers, (ii) the absence of any attempt to collect the

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Obligations from any or all of the other Borrowers, any Guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any or all of the other Borrowers, or any part thereof, or any other agreement now or hereafter executed by any or all of the other Borrowers and delivered to the Agent and/or any Lender, (iv) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any or all of the other Borrowers, (v) the Agent's and/or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 111l(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any or all of the other Borrowers, as debtors-in-possession under Section 364 of the Bankruptcy Code, or (vii) any other circumstances which might constitute a legal or equitable discharge or defense of a Guarantor or of any or all of the other Borrowers. With respect to the Borrowers' Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other extensions of credit made to or for the account of any or all other Borrowers hereunder (including the issuance of Letters of Credit for the account of a Borrower), each Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter have against any other Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of the Obligations or any other liability of any Borrower to the Agent and/or any Lender.

     Upon any Event of Default (but subject to any applicable notice requirements set forth in Section 11.2(a)), the Agent may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower, any Guarantor or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of any Borrower or other Loan Party or against or in payment of any or all of the Obligations.

     Each Loan Party hereby irrevocably designates and appoints Spiegel as the "Authorized Representative" under this Agreement to deliver and receive all notices and written notices on behalf of such Loan Party and to receive on behalf of such Loan Party and distribute all distributions of the Loan Parties in accordance with the respective interests of the Loan Parties. Each Loan Party hereby unconditionally releases the Agent, the Bank, the Lenders and any of their Affiliates with respect to any claims, obligations or duties that such Persons may otherwise have been deemed to possess absent the designation and appointment set forth in the preceding sentence.

     15.18 Confidentiality. (a) Each Loan Party hereby consent that the Agent and each Lender may issue and disseminate to the public general information describing the credit accommodations entered into pursuant to this Agreement, including the name and address of

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such Loan Party and a general description of such Loan Party's business and may use such Loan Party's name in advertising and other promotional material.

           (b) Each Lender severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by any of the Loan Parties and provided to the Agent or such Lender by or on behalf of such Loan Party, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than such Loan Party, provided that such source is not bound by a confidentiality agreement with such Loan Party known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which such Loan Party is party or is deemed party with the Agent or such Lender, and (9) to its Affiliates.

           (c) Notwithstanding anything to the contrary in this Agreement or the Other Loan Documents, each of the parties, its subsidiaries and their respective representatives, affiliates, employees, officers, directors or other agents are permitted to disclose to any and all Persons, without limitations of any kind, the tax treatment and tax structure of the credit facility provided hereunder and all materials of any kind (including opinions or other tax analyses) that are or have been provided to the Borrowers, the Lenders or the Agent related to such tax treatment and tax structure.

     15.19 Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control (other than the Canadian Guarantees, in which case the Canadian Guarantees shall govern).

     15.20 Appraisals. (a) The Agent may engage an appraiser to conduct and deliver an Inventory Appraisal of the Inventory of each Borrower and Eddie Bauer Canada once each year

(with quarterly updates thereof), each such Inventory Appraisal (and quarterly update) to be in form, scope and substance satisfactory to the Agent.

           (b) Prior to the Final Bankruptcy Court Order, the Agent may engage an appraiser to conduct and deliver a Real Estate Appraisal of the owned Real Estate of each Loan Party (with quarterly updates thereof), each such Real Estate Appraisal (and quarterly update) to be in form, scope and substance satisfactory to the Agent.

           (c) The Agent may engage an appraiser to conduct and deliver an Accounts Appraisal of the Consumer Credit Card Receivables of each Borrower (x) during the period commencing on the Final Bankruptcy Court Order Date and ending 120 days thereafter, once each month and (y) thereafter, at such more frequent intervals as the Agent shall determine in its sole discretion, each such Accounts Appraisal to be in form, scope and substance satisfactory to the Agent,

           (d) Notwithstanding the provisions of clauses (a) through (c) of this
Section 15.20, whenever an Event of Default exists, the Agent may engage an appraiser to conduct and deliver appraisals or updates thereof of any or all of the Collateral, each such appraisal or update thereof to be in form, scope and substance satisfactory to the Agent.

     The Borrowers agree, jointly and severally, to pay the Agent on demand the cost of each appraisal or update thereof conducted pursuant to this Section 15.20.

                                   ARTICLE 16

                                   GUARANTEES

     Each Guarantor party hereto unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor party hereto, the due and punctual payment of the principal of and interest on the Revolving Loans and of all other Obligations, when and as due, whether at maturity, by acceleration, by notice or prepayment or otherwise. Each Guarantor party hereto further agrees that the Obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligations.

     To the fullest extent permitted by law, each Guarantor party hereto waives presentment to, demand of payment from and protest to the Borrowers or any other Person of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by law, the obligations of a Guarantor party hereto hereunder shall not be affected by (a) the failure of the Agent or any Lender to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Guarantor under the provisions of this Agreement or any of the other Loan Documents or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any of the other Loan Documents, any guarantee or any other agreement; (c) the release of any security held by the Agent or any Lender for the Obligations or any of them; or (d) the failure of the Agent or any Lender to exercise any right or remedy against any other Guarantor of the Obligations.

     Each Guarantor party hereto further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any Lender to any security (if any) held for payment of the Revolving Loan or to any balance of any deposit account or credit on the books of the Agent or any Lender in favor of any Borrower or any other Person.

     To the fullest extent permitted by law, the obligations of each Guarantor party hereto hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by law, the obligations of each Guarantor party hereto hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement or under any other Loan Document, any guarantee or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

     Each Guarantor party hereto further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal or of interest on any Revolving Loan or any other Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the bankruptcy or reorganization of any Guarantor (other than the Case) or otherwise.

     Each Guarantor party hereto hereby waives and releases all rights of subrogation against each Loan Party and its property and all rights of indemnification, contribution and reimbursement from each Loan Party and its property, in each case in connection with this guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

     The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this paragraph shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been paid in full and all Commitments have been terminated, and none of the Guarantors shall exercise any right or remedy under this paragraph against any other Guarantor until the Obligations have been paid in full and all Commitments have been terminated. For purposes of this paragraph, (a) "Excess Payment" shall mean the amount paid by any Guarantor in excess of its Pro Rata Share of any Obligations; (b) "Pro Rata Share" shall mean, for any Guarantor in respect of any payment of Obligations by such Guarantor, the ratio (expressed as a percentage) as of the date of such payment of Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of the Guarantors; provided, however, that, for purpose of calculating the Pro Rata Shares of the Guarantors in respect of any payment of Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (c) "Contribution Share" shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of the Guarantors other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.

                          [Signature pages to follow.]

     IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                  "BORROWERS"

                                  SPIEGEL, INC., Debtor-in-Possession, for itself and as Authorized Representative

                                  By  /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Senior Vice President,
                                             Chief Financial officer

                                  EDDIE BAUER, INC., Debtor-in-Possession

                                  By  /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  SPIEGEL CATALOG, INC., Debtor-in-Possession

                                  By  /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  ULTIMATE OUTLET INC., Debtor-in-Possession

                                  By  /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  NEWPORT NEWS, INC., Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      -----------------------------------
                                      Name:  James M. Brewster
                                      Title: Senior Vice President

                                  "GUARANTORS"

                                  NEWPORT NEWS, INC., Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Senior Vice President

                                  SPIEGEL, INC., Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Senior vice President,
                                             Chief Financial Officer

                                  SPIEGEL CATALOG, INC., Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  ULTIMATE OUTLET INC., Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  EDDIE BAUER, INC., Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  SPIEGEL PUBLISHING CO., Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  SPIEGEL CATALOG SERVICES, LLC,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  SPIEGEL MARKETING CORPORATION,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  SPIEGEL MANAGEMENT GROUP, INC.,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Senior Vice  President
                                             Chief Financial Officer

                                  EDDIE BAUER DIVERSIFIED SALES, LLC,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: President

                                  EDDIE BAUER INTERNATIONAL DEVELOPMENT, LLC,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: President

                                  EDDIE BAUER SERVICES, LLC,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  EDDIE BAUER OF CANADA, INC.,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  NEWPORT NEWS SERVICES, LLC,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  NEW HAMPTON REALTY CORP.,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Senior Vice President

                                  DISTRIBUTION FULFILLMENT SERVICES, INC. (DFS), Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  SPIEGEL GROUP TELESERVICES, INC.,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  SPIEGEL GROUP TELESERVICES-CANADA, INC.,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  RETAILER FINANCIAL PRODUCTS, INC.,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: Vice President

                                  GEMINI CREDIT SERVICES, INC.,
                                  Debtor-in-Possession

                                  By: /s/ James M. Brewster
                                      ------------------------------------
                                      Name:  James M. Brewster
                                      Title: President

                                  "AGENT"

                                  BANK OF AMERICA, N.A. as the Agent

                                  By  /s/ Richard Levenson
                                      ------------------------------------
                                      Name:  RICHARD LEVENSON
                                      Title: Sr. Vice President

                                  "LENDERS"

                                  BANK OF AMERICA, N.A., as a Lender

                                  By  /s/ Richard Levenson
                                      ------------------------------------
                                      Name:  RICHARD LEVENSON
                                      Title: Sr. Vice President

                                  FLEET RETAIL FINANCE INC., as a Lender

                                  By  /s/ Elizabeth A. Ratto
                                      ------------------------------------
                                      Name:  Elizabeth A. Ratto
                                      Title: Managing Director

                                  THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                  Lender

                                  By  /s/ Steven Schuit
                                      ------------------------------------
                                      Name:  STEVEN SCHUIT
                                      Title: VICE PRESIDENT
                                              TEAM LEADER

                                   EXHIBIT A-l

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------    x
                                    :
                                    :        Chapter 11
In re:                              :
                                    :        Case No. 03 - 11540 (CB)
SPIEGEL, INC., et al.,              :
                                    :        (Jointly Administered)
                    Debtors.        :
                                    :
--------------------------------    x

                    INTERIM ORDER (1) AUTHORIZING INCURRENCE
                       OF INDEBTEDNESS WITH ADMINISTRATIVE
                 SUPER-PRIORITY, SECURED BY FIRST PRIORITY LIENS
                      ON AND SECURITY INTERESTS IN CERTAIN
                ASSETS PURSUANT TO SECTION 364(c) AND (d) OF THE
               BANKRUPTCY CODE, (2) PROVIDING ADEQUATE PROTECTION
            AND GRANTING REPLACEMENT LIENS, (3) GRANTING OTHER RELIEF
              AND (4) SCHEDULING AND APPROVING THE FORM AND METHOD
                 OF NOTICE OF THE HEARING ON THE DEBTORS' MOTION
                  TO INCUR SUCH FINANCING ON A PERMANENT BASIS

          Spiegel, Inc. ("Spiegel"), and its affiliated debtors and debtors in possession herein (collectively, the "Debtors"), having filed a motion on March 17, 2003 (the "Motion") for, inter alia:

          a) authorization, under section 364(c) and (d) of title 11 of the United States Code (the "Bankruptcy Code") and Rule 4001 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), for the Debtors to obtain on a joint and several basis post-petition financing in the form of a revolving credit and letter of credit facility up to a maximum outstanding principal amount of $400 million (the "Total Facility") in accordance with the terms of a loan and security agreement substantially in the form attached to the Motion as Exhibit "A" (as amended, supplemented or otherwise modified, the "Post-Petition Loan Agreement") among Spiegel, Eddie Bauer, Inc., Spiegel Catalog, Inc., Newport News, Inc., and Ultimate Outlet Inc., as borrowers and guarantors (collectively, the "Borrowers"), Spiegel Publishing Co., Spiegel Catalog Services, LLC, Spiegel Marketing Corporation, Spiegel Management Group, Inc., Eddie Bauer Diversified Sales, LLC, Eddie Bauer International Development, LLC, Eddie Bauer Services, LLC, Eddie Bauer of Canada, Inc., Newport News Services, LLC, New Hampton Realty Corp., Distribution Fulfillment Services, Inc. (DFS), Spiegel Group Teleservices, Inc., Spiegel Group Teleservices-Canada, Inc., Retailer Financial Products, Inc.

and Gemini Credit Services, Inc., as guarantors (collectively, with the Borrowers, the "Guarantors"), Bank of America N.A. ("BA") and such other lenders who may become parties to the Post-Petition Loan Agreement from time to time, as lenders (collectively, the "Lenders") and BA, as agent for the Lenders (in such capacity, the "Agent");

          b) authorization, under section 364(c) and (d) of the Bankruptcy Code, for the Borrowers to obtain from the Agent and the Lenders, from time to time pending the hearing to consider the Total Facility (the "Final Hearing"), interim financing (the "Interim Financing") in the form of a revolving credit and letter of credit facility in accordance with the Post-Petition Loan Agreement and this Order (the "Interim Facility") up to a maximum principal amount outstanding at any time not to exceed the Interim Amount (as hereinafter defined);

          c) authorization to grant to the Agent and the Lenders assurances for the full and timely payment by and performance of the respective obligations and indebtedness of the Debtors to the Agent and the Lenders in connection with the post-petition financing including, without limitation, all principal, interest, costs, fees and expenses (collectively, including any "Obligations" as such term is defined in the Post-Petition Loan Agreement, the "Post-Petition Obligations") by granting to the Agent and the Lenders (i) pursuant to section 364(c)(l) of the Bankruptcy Code, an administrative expense claim allowable under section 503(b) of the Bankruptcy Code having priority over any and all administrative expenses of the Debtors, whether heretofore or hereafter incurred, of the kind specified in section 105, 326, 503(a), 503(b), 507(a), 507(b), 546(c) or 1114 of the Bankruptcy Code, subject only and subordinate to the Carveout (as hereinafter defined), (ii) a first priority and senior security interest pursuant to section 364(c)(2) and (3) of the Bankruptcy Code in the Ancillary Collateral (as hereinafter defined), subject only and subordinate to the Carveout and the Existing Liens (as defined in the Post-Petition Loan Agreement) on the Ancillary Collateral, and (iii) a first priority and senior security interest pursuant to section 364(d) of the Bankruptcy Code in the Specified Collateral (as hereinafter defined), subject only and subordinate to the Carveout and, with respect to the Ohio Property (as hereinafter defined), the Ohio Liens (as hereinafter defined);

          d) providing adequate protection pursuant to sections 361, 363(e) and 364(d) of the Bankruptcy Code to (i) Otto International (Hong Kong) Limited ("Otto Hong Kong") in respect of any diminution in the value of Otto Hong Kong's security interest in the Otto Hong Kong Collateral (as hereinafter defined), and
(ii) the holders (other than Otto Hong Kong and the holders of the Ohio Liens) of any valid, perfected and non-avoidable liens against the Specified Collateral (the "Primed Liens") in respect of any diminution in the value of the security interests of the holders of the Primed Liens in the Specified Collateral, in each case resulting from, inter alia, the priming liens and security interests granted to the Lenders in the Specified Collateral (including the Otto Hong Kong Collateral) pursuant to section 364(d) of the Bankruptcy Code to secure the Post-Petition Obligations; and

          e)   scheduling the Final Hearing; and

          The Debtors having requested in the Motion that a hearing be scheduled on an expedited and emergency basis to consider the proposed Interim Financing (the "Interim Hearing") pending the Final Hearing before this Court to consider the Total Facility; and telephonic and/or facsimile notice of the Interim Hearing having been given to: (i) the U.S. Trustee, (ii) the Debtors' thirty
(30) largest unsecured creditors, (iii) the attorneys for the agents for the lenders under the Debtors' unsecured revolving credit facilities, (iv) the Debtors' three (3) largest secured creditors, (v) the attorneys for the agents for the Debtors' proposed postpetition secured lenders, (vi) the attorneys for First Consumers National Bank, (vii) the attorneys for Otto (GmbH & Co KG),
(viii) the attorneys for Speigel Holdings, Inc. and Otto-Spiegel Finance G.m.b.H & Co. KG, (ix) the Securities and Exchange Commission, (x) the attorneys for the SEC Independent Examiner (as hereinafter defined), (xi) the Office of the Comptroller of the Currency and (xii) the Internal Revenue Service; and it appearing that under the circumstances of these cases and after considering the Debtors' immediate need for interim financing, no further notice of the Interim Hearing need be given pursuant to Bankruptcy Rule 4001(c)(l); and the Lenders having agreed to provide the Interim Financing on the terms and conditions set forth in the Post-Petition Loan Agreement and related documents and agreements (collectively, the "Post-Petition Loan Documents") and this Order; and

          Now, upon the record of the Interim Hearing, after due deliberation, and good and sufficient cause appearing therefor, this Court hereby makes the following findings of fact and conclusions of law:

                     FINDINGS OF FACT AND CONCLUSIONS OF LAW

          A. On March 17, 2003 (the "Petition Date"). each of the Debtors filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code. Pursuant to order dated the date hereof, the Debtors' chapter 11 cases are being jointly administered.

          B. The Debtors have continued in the management and operation of their respective businesses and properties as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. No trustee, examiner or official creditors' committee has been appointed in any of the Debtors' chapter 11 cases.

          C. The Debtors have represented and warranted that there are no security interests in or liens against the Specified Collateral other than as set forth on Schedule 9.19(b) of the Post-Petition Loan Agreement.

          D. Without prejudice to the rights of any other party, the Debtors acknowledge that (i) in March 2002, Spiegel entered into a Vendor Payment Services Agreement with Otto Hong Kong; (ii) under the terms of this agreement, certain of the Debtors (the "Merchant Companies") have open account terms with various vendors in certain countries in Asia; (iii) Otto Hong Kong pays the vendors for the goods ordered by the Merchant Companies or their buying agents; and (iv) this agreement provides that Otto Hong Kong, upon making a payment to a vendor, retains a lien over the inventory until Otto Hong Kong is paid for the same. The amount owing by the Debtors to Otto Hong Kong in respect of such inventory has not yet been determined by the Debtors (such amount, upon being determined in accordance with the Bankruptcy Code, the Bankruptcy Rules and applicable law, the "Otto Hong Kong Claim"). Otto Hong Kong has asserted that it holds a perfected security interest in certain of the Debtors' inventory pursuant to the Vendor Payment Services Agreement (the "Otto

Hong Kong Collateral") The Debtors are currently investigating the perfection of such security interest and the value of the Otto Hong Kong Collateral.

          E. An immediate need exists for the Debtors to obtain a revolving credit and letter of credit facility to continue the operations of their businesses. Without such facility, the Debtors will be unable to purchase new inventory and meet other day-to-day expenses, and will be unable to preserve their going concern values, and the likelihood of a successful reorganization will be greatly diminished. Absent entry of this Order, the Debtors' operations will be seriously disrupted, resulting in immediate and irreparable harm to the estates. Entry of this Order and approval of the Interim Facility will benefit the Debtors and their estates.

          F. The Agent and the Lenders have agreed to extend, upon entry of a final order (the "Final Order") approving the Total Facility following the Final Hearing, a revolving credit and letter of credit facility for and on behalf of the Borrowers, up to a maximum principal amount of $400 million outstanding at any time upon approval of this Court with a sublimit of $150 million for letters of credit, all upon the terms and conditions set forth in the Post-Petition Loan Documents. Notwithstanding the foregoing, the loans to be made and letters of credit to be issued or caused to be issued under the Interim Financing and this Order shall be in accordance with the Post-Petition Loan Documents and this Order and shall not exceed $150 million outstanding at any one time (the "Interim Amount") with a sublimit of $75 million for letters of credit.

          G. The Debtors are unable to obtain an adequate unsecured revolving credit facility allowable under section 503(b)(l) of the Bankruptcy Code merely as an administrative expense pursuant to section 364(b) of the Bankruptcy Code or on an unsecured super-priority basis pursuant to section 364(c)(l) of the Bankruptcy Code. The Lenders have conditioned the financing upon the grant to the Agent and the Lenders of (i) pursuant to section 364(c)(l) of the Bankruptcy Code, an allowed administrative expense claim under section 503(b) of the Bankruptcy Code having priority over any and all administrative expenses of the Debtors, whether heretofore or hereafter incurred, of the kind specified in section 105, 326, 503(a), 503(b), 507(a), 507(b), 546(c) or 1114 of the
Bankruptcy Code, subject and subordinate only to the Carveout; (ii) pursuant to section 364(c)(2) and (3) of the Bankruptcy Code, subject and subordinate only to the Carveout and the Existing Liens on the Ancillary Collateral, a first priority senior perfected security interest and lien not subject to subordination in and on the Collateral; and (iii) pursuant to section 364(d) of the Bankruptcy Code, a first priority and senior perfected security interest and lien not subject to subordination in and on the Specified Collateral, subject only to the Carveout and, solely with respect to the Ohio Property, the Ohio Liens.

          H. The terms of the Interim Facility, including the interest rates and fees applicable thereto and intangible factors, are at least as favorable to the Debtors as those available from alternative sources. The terms of the Interim Facility have been negotiated in good faith and at arm's length among the Borrowers, the Guarantors, the Agent and the Lenders, are fair and reasonable under the circumstances and are enforceable in accordance with their terms. Any credit extended to the Borrowers by the Agent and the Lenders under the terms of this Order shall be deemed to have been extended in good faith as that term is used in section 364(e) of the Bankruptcy Code.

          I. This Order is entered in a "core" proceeding as defined in 28 U.S.C. Section 157(b)(2)(D) and (M).

          J. The record adequately demonstrates the need for this Court to accelerate the Interim Hearing because of the potential for immediate and irreparable harm to the Debtors. Based on the record, this Court finds that notice of the Interim Hearing was adequate under all of the facts and circumstances herein.

          Based upon the foregoing, IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows:

                                    Approval

          1. Record: Findings. The record in these cases, as well as the findings of fact and conclusions of law set forth above, are incorporated herein by this reference.

          2. Approval of Post-Petition Loan Documents. The terms and conditions of the Post-Petition Loan Documents are hereby approved for the purposes of the Interim Financing, are incorporated herein by reference as part of this Order, and are made fully enforceable against the Debtors, The Post-Petition Loan Documents and this Order shall constitute and evidence the valid and binding Post-Petition Obligations of each of the Debtors, which Obligations shall be enforceable against each of the Debtors in accordance with their terms and the terms of this Order.

          3. Approval of Borrowings. Pending the Final Hearing, the Debtors are immediately (a) authorized and directed to establish the Interim Facility and execute and deliver the Post-Petition Loan Documents to which the Debtors are a party, and (b) authorized and empowered to borrow and request the issuance of letters of credit under the Post-Petition Loan Documents up to a maximum principal outstanding at any time equal to the Interim Amount (subject to the sublimit for letters of credit) for the purposes permitted under the Post-Petition Loan Documents and this Order.

          4. Amendment. Subject to the terms and conditions of the Post-Petition Loan Agreement, the Agent, the Lenders, the Borrowers and the Guarantors may amend, modify, supplement or waive any provision of the Post-Petition Loan Documents if such amendment, modification, supplement or waiver is not material (in the good faith judgment of the Agent, the Lenders and the Debtors) without any need to apply to, or receive further approval from, the Court. The Debtors shall provide prior written notice of any such amendment, modification, supplement or waiver to any official creditors' or other official committee (and prior to the appointment of an official creditors committee, the thirty (30) largest unsecured creditors of the Debtors (on a consolidated basis)), Otto Hong Kong, the Office of the United States Trustee and all parties that filed requests for notices under Bankruptcy Rule 2002, and shall file a notice of such amendment, modification, supplement or waiver with the Court. Any material amendment, modification, supplement or waiver shall be subject to approval by the Court on appropriate notice and hearing.

          5. Further Performance. The Debtors are authorized and directed to do and perform all acts, to make, execute and deliver all instruments, agreements and documents (including, without limitation, the Post-Petition Loan Agreement and the other Post-Petition Loan Documents), to pay all principal, interest, charges, fees, attorneys' fees for the Agent and the Lenders and other expenses which may be required or necessary for the Debtors to perform all of their obligations under this Order and the Post-Petition Loan Documents, and to perform all of its obligations under this Order and the Post-Petition Loan Documents, without further Order of the Court, pending the Final Hearing,

                      PAYMENT OF POST-PETITION OBLIGATIONS

          6. Payment of Obligations. The Debtors shall pay principal, interest and all other Post-Petition Obligations as provided in the Post-Petition Loan Documents in accordance with the procedures set forth therein and in this Order. At the request of the Agent, the Debtors shall deliver to the Agent, to be applied in reduction of the Post-Petition Obligations, all cash proceeds of Ancillary Collateral and Specified Collateral and all other cash then available to the Debtors so long as there remain outstanding any Post-Petition Obligations.

          7. Payment of Fees and Expenses. In consideration of the financial accommodations to be made by the Agent and the Lenders under this Order and the Post-Petition Loan Documents, the Debtors are hereby authorized and directed, without further order of the Court, to pay to the Agent for the benefit of itself and the Lenders all fees and charges as set forth in the Post-Petition Loan Documents, and to reimburse the Agent and the Lenders for all out-of-pocket expenses and the reasonable attorneys' (including the allocated costs of in-house counsel), accountants', appraisers' and other professional fees and related disbursements incurred by the Agent and the Lenders in connection with these chapter 11 cases and including, without limitation, with respect to the preparation and negotiation of this Order and the Post-Petition Loan Documents, all as provided for in the Post-Petition Loan Documents.

               COLLATERAL SECURITY; PRIORITY ADMINISTRATIVE CLAIMS

          8. Superpriority. All of the Debtors' Post-Petition Obligations to the Agent and the Lenders shall have the status of superpriority administrative expenses, in accordance with section 364(c)(l) of the Bankruptcy Code, over any and all expenses and claims of any of the Debtors, whether heretofore or hereafter incurred, specified in any other section of the Bankruptcy Code, including, without limitation, sections 105, 326, 503(a), 503(b), 507(a), 507(b), 546(c) and 1114 of the Bankruptcy Code, subject and subordinate only to
(a) in the event that an Event of Default (as defined in the Post-Petition Loan Agreement and pursuant to paragraph 18 hereof) has occurred and is continuing, the payment of allowed professional fees and expenses incurred by the Debtors, any chapter 11 or chapter 7 trustee appointed in these cases, or any statutory committee appointed in the Debtors' chapter 11 cases ("Professional Fees") in an aggregate amount not in excess of $5,000,000 (provided such fees and expenses are not incurred in connection with a challenge to any aspect of the

Agent's or any Lender's rights and obligations under the Interim Facility or the Permanent Facility) (the "Cap"); (b) the payment of fees and expenses incurred by Stephen J. Crimmins, the independent examiner appointed by the United States District Court for the Northern District of Illinois in United States Securities and Exchange Commission v. Spiegel, Inc., File No. 03C 1685 (the "SEC Independent Examiner"); and (c) the payment of fees pursuant to 28 U.S.C.
Section 1930(a) (collectively, the "Carveout"). Any amounts paid to professionals on an interim basis pursuant to section 331 of the Bankruptcy Code during the Debtors' chapter 11 cases shall not count against the Cap, so long as no Event of Default has occurred and is continuing at the time such Professional Fees were paid. Except with respect to the Carveout, no other claim or expense, having a priority senior or pari passu to that granted to the Agent or the Lenders in this Order, shall be granted in these chapter 11 cases, or any superseding chapter 7 cases consistent with section 726(b) of the Bankruptcy Code, while any portion of the Post-Petition Obligations, the Post-Petition Loan Documents or the Commitments (as defined in the Post-Petition Loan Agreement) remain outstanding.

          9. Payment of Administrative Expenses and Other Amounts. Notwithstanding the foregoing, the Debtors shall be permitted to pay, as the same may become due and payable (i) administrative expenses of the kind specified in section 503(b) of the Bankruptcy Code incurred in the ordinary course of their businesses, (ii) payments pursuant to "first day" orders reviewed and acceptable to the Agent, (iii) subject to the provisions of paragraph 8 hereof and provided that no Event of Default has occurred and is continuing, compensation and reimbursement of expenses to professionals allowed and payable under section 331 of the Bankruptcy Code and (iv) subject to the requirements of the Bankruptcy Code, any other administrative expenses and payments permitted under the Post-Petition Loan Agreement; provided that nothing contained in this paragraph 9 shall obligate the Lenders to advance funds or issue letters of credit except in accordance with the terms of the Post-Petition Loan Documents and this Order. Except for the Carveout, no costs or expenses of administration shall be imposed against the Agent, the Lenders, the Ancillary Collateral or the Specified Collateral, under section 105, 506(c) or 552 of the Bankruptcy Code, or otherwise.

          10. Security Interest. As security for the full and timely payment and performance of the Post-Petition Obligations of each of the Debtors under and pursuant to the Post-Petition Loan Documents and the Interim Financing authorized hereby, the Agent and the Lenders are hereby granted (in each of the above-captioned chapter 11 cases):

               (a) pursuant to section 364(c)(2) and (3) of the Bankruptcy Code, subject in each case only to the Carveout and the Existing Liens on the Ancillary Collateral, by a first, senior and perfected security interest in, lien on, and right of set-off against, all of the following property of the Debtors, whether now owned or existing or hereafter acquired or arising, regardless of where located: (i) all contract rights; (ii) all chattel paper; (iii) all documents; (iv) all instruments; (v) all supporting obligations; (vi) all general intangibles; (vii) all equipment;
               (viii) all investment property; (ix) all money, cash, cash equivalents, securities and other property of any kind of such Debtors held directly or indirectly by the Agent or any Lender;
               (x) all of the Debtors' deposit accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Debtors maintains deposits, including any payment accounts;
               (xi) all other assets and property of the Debtors (other than the Specified Collateral); (xii) all books, records and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the foregoing; (xiii) commercial tort claims as set forth in the Post-Petition Loan Agreement; and (xv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing and all other property of such Debtors, other than Specified Collateral (collectively, and as such property is described in further detail in the Post-Petition Loan Agreement, the "Ancillary Collateral"); and

               (b) pursuant to section 364(d) of the Bankruptcy Code, subject in each case only to the Carveout, by a first, senior and priming perfected security interest in, lien on, and right of set-off against, all of the following property of the Debtors, whether now owned or existing or hereafter acquired or arising, regardless of where located: (i) all accounts, (ii) all inventory, (iii) all real property, improvements thereon and interest therein, including without limitation interests in leases, and (iv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing property (collectively, and as such property is described in further detail in the Post-Petition Loan Agreement, the "Specified Collateral"); provided that notwithstanding the foregoing, the Agent's and the Lenders' security interest, lien on, and right of setoff against the Debtor Distribution Fulfillment Services, Inc. (DFS)'s real property located at 6600 Alum Creek Drive, Grove Port, Ohio (the "Ohio Property") shall be junior to and shall not prime the liens and security interests of Norddeutsche Landesbank Girozentrale and Deutsche Bank AG (collectively, the "Ohio Liens"), solely to the extent such liens and security interests are valid, perfected and non-avoidable, but shall be senior to and prime all other security interests in and liens on the Ohio Property.

Notwithstanding anything to the contrary contained herein, the Ancillary Collateral and the Specified Collateral shall not include any avoidance and similar actions and claims of any of the Debtors arising under sections 502(d), 544, 545, 547, 548, 549, 550 or 551 of the Bankruptcy Code (collectively, including any proceeds thereof, the "Avoidance Claims"').

          11. No Subordination. The first-priority liens and security interests granted to the Agent and the Lenders hereunder and in the Post-Petition Loan Documents shall not be subordinated to or made pari passu with any other lien or security interest, however arising, other than, consistent with this Order, with respect to the Carveout, the Existing Liens on the Ancillary Collateral, and the Ohio Liens on the Ohio Property.

          12.  Automatic Perfection

               (a) The liens and security interests in favor of the Agent and the Lenders described herein and in the Post-Petition Loan Documents shall be deemed valid, binding, enforceable and perfected upon entry of this Order, and shall not be subject to any lien or security interest which is avoided and preserved for the benefit of the Debtors' estates under section 551 of the Bankruptcy Code;

               (b) The Agent and the Lenders shall not be required to file any financing statements, mortgages, notice of Hen or similar instruments in any jurisdiction or filing office, to take possession of any Ancillary Collateral or Specified Collateral, or to take any other action in order to validate or perfect the liens and security interests granted by or pursuant to this Order or pursuant to the Post-Petition Loan Documents;

               (c) Should the Agent and the Lenders, in their sole discretion, from time to time, choose to file such financing statements, mortgages, notices of lien or similar instruments, take possession of any Ancillary Collateral or Specified Collateral, or take any other action to validate the perfection of all or any portion of any such security interest or lien, the Debtors and their officers are hereby directed to execute any such documents or instruments as the Agent and the Lenders shall reasonably request and all such documents and instruments shall be deemed to have been filed or recorded at the time and on the date of entry of this Order; and

               (d) A certified copy of this Order shall constitute an authenticated record and may, in the discretion of the Agent and the Lenders, be filed with or recorded in filing or recording offices in addition to or in lieu of such financing statements, mortgages, notices of lien or similar instruments, and all filing offices are hereby directed to accept such certified copy of this Order for filing and recording, which shall not be subject to stamp tax or similar tax in accordance with the provisions of section 1146 of the Bankruptcy Code.

                               ADEQUATE PROTECTION

          13. Replacement Liens. As adequate protection in accordance with sections 361, 363(e) and 364(d) of the Bankruptcy Code, Otto Hong Kong (solely to the extent the security interests of Otto Hong Kong are valid, perfected and non-avoidable) and each of the holders of the Primed Liens, if any, is each hereby respectively granted a valid, enforceable and perfected replacement lien (the "Adequate Protection Liens") in all of the Ancillary Collateral and the Specified Collateral to secure an amount equal to the sum with respect to Otto Hong Kong and each of the holders of the Primed Liens (in each case, the "Adequate Protection Amount") of, without duplication, (i) the aggregate reduction, if any, in the amount of the Specified Collateral securing Otto Hong Kong's or such holders' respective claim as a consequence of the priming authorized hereunder, and (ii) the aggregate diminution subsequent to the Petition Date, in the value of the Specified Collateral securing Otto Hong Kong's or such holder's respective claim, whether by sale, use, loss, decline in the market price or otherwise. As additional adequate protection, the Debtors shall provide to Otto Hong Kong reports regarding the Debtors' assets in form and substance mutually acceptable to the Debtors and Otto Hong Kong.

          14. Limitations on Adequate Protection Liens. Notwithstanding anything to the contrary contained herein, the Adequate Protection Liens are subject to (i) the liens granted to the Agent and the Lenders as security for the full and timely payment of the Post-Petition Obligations, (ii) the Carve-Out, and (iii) the Existing Liens. Until the payment in full of all Post-Petition Obligations and the termination of all Commitments, unless the Agent and the Majority Lenders otherwise consent in writing, (i) the Debtors shall not make any payment of any type with respect to the Adequate Protection Liens and any such payment to the extent made shall be disgorged back to the Debtors (provided that Otto Hong Kong and any holders of Primed Liens shall not be required to disgorge any payments made by the Debtors on account of any reclamation claims and critical vendor claims that Otto Hong Kong or any such holder may have), (ii) each holder of Adequate Protection Liens shall not (a) exercise any rights or remedies with respect to any collateral securing its Adequate Protection Liens, (b) take possession of any collateral securing its Adequate Protection Liens, (c) initiate or participate with others in any suit, action or proceeding against the Debtors or with respect to any of the Debtors' assets to enforce payment of or to collect the whole or any part of its claims secured by its Adequate Protection Liens, (d) demand, take or receive from or on behalf of the Debtors, by setoff or in any other manner, the whole or any part of its claim secured by its Adequate Protection Liens, and (e) file any financing statement or other documentation evidencing its Adequate Protection Liens, (iii) to the extent the Agent agrees to release the Agent's and the Lenders' liens in certain Ancillary Collateral or Specified Collateral, then the holders of the Adequate Protection Liens shall be deemed to have each released their respective Adequate Protection Liens therein, (iv) if the Agent and the Lenders foreclose on any of the Ancillary Collateral or Specified Collateral, then the holders of the Adequate Protection Liens shall be deemed to have each released their respective Adequate Protection Liens (subject to their right to receive any proceeds of such collateral following the payment in full of the Post-Petition Obligations and the termination of the Commitments), and (v) the holders of the Adequate Protection Liens shall be deemed to have consented to all asset sales by the Debtors that are either consented to by the Agent or permitted under the Post-Petition Loan Agreement without the consent of the Agent.

          15. Automatic Perfection. The Adequate Protection Liens (as hereinafter defined) shall be deemed valid, binding, enforceable and perfected upon entry of this Order, and shall not be subject to any lien or security interest which is avoided and preserved for the benefit of the Debtors' estates under section 551 of the Bankruptcy Code. Otto Hong Kong and the Holders of the Primed

Liens shall not be required to file any financing statements, mortgages, notice of lien or similar instruments in any jurisdiction or filing office, to take possession of any collateral, or to take any other action in order to validate or perfect the Adequate Protection Liens.

          16. Superpriority Claims. As additional adequate protection, in accordance with sections 361, 363(e) and 364(d) of the Bankruptcy Code, the respective claims of Otto Hong Kong and each holder of the Primed Liens for their respective Adequate Protection Amount shall have the status of superpriority administrative expenses, in accordance with sections 364(c)(1) and 507(b) of the Bankruptcy Code, over any and all expenses and claims of any of the Debtors, whether heretofore or hereafter incurred, specified in any other section of the Bankruptcy Code, including, without limitation, sections 105, 326, 503(a), 503(b), 507(a), 507(b), 546(c) and 1114 of the Bankruptcy Code,
subject and subordinate only to the Carveout and the superpriority administrative expense claims of the Agent and the Lenders with respect to the Post-Petition Obligations.

          17. Reservation of Rights. The entry of this Order shall be without prejudice to, and does not constitute a waiver of, expressly or implicitly, or otherwise impair any of the rights of Otto Hong Kong or any holder of the Primed Liens to request additional adequate protection of their interests in the Specified Collateral at any time (including, without limitation, at the Final Hearing), or any party's ability to contest any such request; provided that, notwithstanding the foregoing, any such additional adequate protection may only be provided on a prospective basis and any order granting such additional adequate protection shall not impair the security interests (including the priority thereof) and superpriority claim granted to the Agent and the Lenders hereunder (including, without limitation, such Agent's and Lenders' security interests' or superpriority claim's being made subordinate to or pari passu with any lien, security interest or claim), except with respect to monies lent or letters of credit issued or caused to be issued after the date of any such order. Notwithstanding anything to the contrary contained in the Post-Petition Loan Agreement, the entry of an order granting adequate protection to Otto Hong Kong or any holder of the Primed Liens without the consent of the Agent and the Majority Lenders shall constitute an "Event of Default" under the Post-Petition Loan Agreement.

                                   TERMINATION

          18. Termination Events. Notwithstanding the provisions of section 362 of the Bankruptcy Code and without order of or application or motion to this Court, upon the earlier to occur of (a) the occurrence and continuance of a Default (as defined in the Post-Petition Loan Agreement) or an Event of Default,
(b) the Termination Date (as defined in the Post-Petition Loan Agreement), or
(c) a breach of any of the Debtors' obligations under this Order (each, a "Termination Event"), and at all times thereafter, and without order of or application or motion to the Court, the Agent may, following five (5) business days' prior written notice and a hearing on shortened notice (including facsimile notice promptly confirmed) of such event to the Debtors, counsel for the Debtors, counsel to any official committee appointed in these cases, Otto Hong Kong and the Office of the United States Trustee, exercise any and all of its rights and remedies allowed under this Order and the Post-Petition Loan Documents. In addition, immediately following the occurrence and during the continuance of a Termination Event: (a) the Debtors shall continue to deliver and cause the delivery of the proceeds of the Collateral and the Specified Collateral to the Agent; (b) the Agent shall continue to apply such proceeds in accordance with the provisions of the Post-Petition Loan Agreement and in accordance with this Order; and (c) unless the Agent and the Majority Lenders agree otherwise, any obligation otherwise imposed under this Order or the Post-Petition Loan Documents on the Agents or the Lenders to provide any loan or advance pursuant to the DIP Credit Facility shall be terminated.

Further, upon the occurrence of a Termination Event, the Debtors or a trustee appointed under chapter 11 or chapter 7, if applicable, shall immediately, and without further order of the Court, (a) pay the Post-Petition Obligations including all accrued but unpaid interest thereon to the Agent and (b) deposit with the Agent an amount in cash equal to 105% of the amount of payments made or to be made under letters of credit issued and outstanding as of the date of such Termination Event or under any credit support or enhancement provided with respect thereto or, alternatively, issue a letter of credit to Agent in an amount equal to the total exposure of Lenders under all outstanding letters of credit, which shall be in form and substance satisfactory to Agent. The Agent's and the Lenders' failure to exercise rights under this paragraph or the Post-Petition Loan Documents shall not constitute a waiver of any of their rights.

          19. Preservation of Rights. The Post-Petition Obligations of the Debtors and the rights, claims, liens, security interests, and priorities of the Agent and the Lenders shall remain unimpaired and unaffected by the termination of the Interim Financing pursuant to paragraph 18 hereof. Nothing contained herein shall prejudice, impair, or otherwise affect the rights of the Agents or the Lenders to seek any other or supplemental relief in respect of the Debtors consistent with and subject to the provisions of this Order, including the Agents' or the Lenders' rights as provided in the Post-Petition Loan Agreement during the continuance of a Termination Event, including, without limitation, requesting relief from the automatic stay, the appointment of a trustee or examiner, the conversion or dismissal of the chapter 11 cases, or the retention of jurisdiction by the Court to conduct sales and dispositions of the collateral securing the Post-Petition Obligations. In no event shall the Agent and the Lenders be subject to the equitable doctrine of "marshaling" or any similar doctrine with respect to the collateral securing the Post-Petition Obligations.

                            MISCELLANEOUS PROVISIONS

          20. Access; Reporting Requirements. The Debtors' obligations to allow access to the Agent's and the Lenders' representatives and to provide information with respect to and otherwise comply with the undertakings and agreements set forth in this Order and the Post-Petition Loan Documents shall continue beyond and survive the expiration of this Order until the payment in full of all Post-Petition Obligations and the termination of all Commitments.

          21. Survival of Liens, Priorities and Rights. The liens, security interests, administrative priorities and other rights and remedies granted to the Agent and Lenders, to Otto Hong Kong and to any holders of the Primed Liens by the provisions of this Order and any actions taken pursuant hereto shall survive, and shall not be modified, altered or impaired in any manner (a) by any other financing or extension of credit or incurrence of debt by any of the Debtors (under section 364 of the Bankruptcy Code or otherwise), (b) the entry of an order confirming a plan of reorganization for any of the Debtors, or (c) the entry of an order converting any of these cases to chapter 7 or dismissing any of the chapter 11 cases or by any act or omission whatsoever consistent with section 726(b) of the Bankruptcy Code. The terms and provisions of this Order and the Post-Petition Loan Documents shall continue in these or any superseding chapter 7 cases under the Bankruptcy Code, the liens and security interests granted to the Agent and the Lenders and the superpriority status of the administrative claims and payment provisions contained in the Post-Petition Loan Documents and this Order shall continue in effect until the Post-Petition Obligations are indefeasibly satisfied and discharged and any commitments to lend have been terminated, the adequate protection provided hereunder to Otto Hong Kong shall continue in effect until the Otto Hong Kong Claim has been paid in full, and the adequate protection provided hereunder to any holders of Primed Liens shall continue in effect until the respective claim secured by such Primed Lien has been paid in full

          22. Binding Effect. This Order shall be binding upon and inure to the benefit of the Agent, the Lenders and the Debtors and their respective successors and assigns, including without limitation, any chapter 11 or chapter 7 trustee hereinafter appointed as a representative of any of the Debtors' estates; provided, however, that the Agent and the Lenders shall have no obligation to extend any financing to any chapter 7 or chapter 11 trustee appointed for the estate of any Debtor.

          23. No Deemed Control. By consenting to this Order, by making advances or extending financial accommodations of any type, kind or nature under this Order or by administering the loans made hereunder, neither the Agent nor the Lenders shall be deemed to be in control of the operations of the Debtors or to be acting as a "responsible person," "managing agent" or "owner or operator" (as such terms or any similar terms are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar Federal or state statute) with respect to the operation or management of the Debtors.

          24. Effect of Modification. If any provision of this Order is hereafter modified, vacated or stayed by subsequent order of this or any other court for any reason, such modification, vacation or stay shall not affect the validity and priority of any of the Post-Petition Obligations incurred under this Order and prior to the effective date of any such modification, vacation or stay, the validity, enforceability or priority of the Post-Petition Obligations shall be governed in all respects by the original provisions of this Order, and the Agent and the Lenders shall be entitled to all of the rights, privileges and benefits granted herein.

          25. No Third Party Beneficiary. No rights are created hereunder for the benefit of any third party, any creditor (other than the Agent and the Lenders and, solely with respect to the rights granted in paragraphs 13 through 17 and 21 of this Order, the holders of the Adequate Protection Liens) or any direct, indirect or incidental beneficiary.

          26.  INTENTIONALLY OMITTED.

          27. Final Hearing. The Final Hearing on this Motion, pursuant to Rule 4001 of the Bankruptcy Rules shall be held on April 9, 2003 at 2:00 p.m. in Courtroom 601, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York.

          28. Notice of Final Hearing. Service of this Order, the Motion and the exhibits attached to the Motion by first class mail on or before March 19, 2003 upon: (i) counsel for any official committee appointed in these cases; (ii) the Office of the United States Trustee; (iii) all parties who have filed requests for notices under Rule 2002 of the Bankruptcy Rules; (iv) the twenty largest unsecured creditors of the Debtors (on a consolidated basis) at their respective last known addresses; (v) counsel for Agent; (vi) all parties known by the Debtors to have liens on or security interests in any of the Debtors' assets; (vii) the Internal Revenue Service; and (viii) the Securities and Exchange Commission shall constitute good and sufficient notice of the Final Hearing on the Motion.

          29. Objection Deadline. Objections and responses, if any to the Motion and the relief sought therein shall be in writing, shall set forth with particularity the grounds therefor, shall be filed with the Clerk of the Bankruptcy Court, the Office of the United States Trustee for the Southern District of New York, with a copy to chambers and served upon the Office of the United States Trustee, Southern District of New York, 33 Whitehall Street, New York, New York 10004; counsel for the Debtor, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attn: James L. Garrity, Jr., Esq. and Marc B. Hankin, Esq.; and counsel for the Agent, Kaye Scholer LLP,

425 Park Avenue, New York, New York 10022, Attn: Marc D. Rosenberg, Esq. and Benjamin Mintz, Esq., so that such objections and responses are filed with the Court and received by said parties on or before 5:00 p.m. New York City time on April 4, 2003 with respect to the entry of the Final Order.

          30. Inconsistency. In the event of any irreconcilable inconsistency between this Order and any agreement heretofore or hereafter entered into by and among the Debtors, the Agent and the Lenders, the terms of this Order shall govern and control.

          31. Immediate Effect of Order. The provisions of this Order shall be effective upon entry of this Order pending the Final Hearing, and the Clerk of the Court is hereby directed to forthwith enter this Order on the docket of this Court maintained in regard to these cases.

Dated: New York, New York
       March 17, 2003

                                      /s/ Cornelius Blackshear
                                      ------------------------------
                                      UNITED STATES BANKRUPTCY JUDGE

                                   EXHIBIT A-2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------      X
                                      :
                                      :     Chapter 11
In re:                                :
                                      :     Case No. 03 - 11540 (CB)
SPIEGEL, INC., et al.,                :
                                      :     (Jointly Administered)
                    Debtors.          :
                                      :
--------------------------------      X

                     FINAL ORDER (1) AUTHORIZING INCURRENCE
                       OF INDEBTEDNESS WITH ADMINISTRATIVE
                 SUPER-PRIORITY, SECURED BY FIRST PRIORITY LIENS
                      ON AND SECURITY INTERESTS IN CERTAIN
                ASSETS PURSUANT TO SECTION 364(c) AND (d) OF THE
               BANKRUPTCY CODE, (2) PROVIDING ADEQUATE PROTECTION
          AND GRANTING REPLACEMENT LIENS, AND (3) GRANTING OTHER RELIEF

          Spiegel, Inc. ("Spiegel), and its affiliated debtors and debtors in possession herein (collectively, the "Debtors"), having filed a motion on March 17, 2003 (the "Motion") for, inter alia:

          a) authorization, under section 364(c) and (d) of title 11 of the United States Code (the "Bankruptcy Code") and Rule 4001 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), for the Debtors to obtain on a joint and several basis post-petition financing in the form of a revolving credit and letter of credit facility up to a maximum outstanding principal amount of $400 million with a sublimit of $150 million for letters of credit (the "Total Facility") in accordance with the terms of a loan and security agreement substantially in the form attached to the Motion as Exhibit "A" (as amended, supplemented or otherwise modified, the "Original Post-Petition Loan Agreement") among Spiegel, Eddie Bauer, Inc., Spiegel Catalog, Inc., Newport News, Inc., and Ultimate Outlet Inc., as borrowers and guarantors (collectively, the "Borrowers"), Spiegel Publishing Co., Spiegel Catalog Services, LLC, Spiegel Marketing Corporation, Spiegel Management Group, Inc., Eddie Bauer Diversified Sales, LLC, Eddie Bauer International Development, LLC, Eddie Bauer Services, LLC, Eddie Bauer of Canada, Inc., Newport News Services, LLC, New Hampton Realty Corp., Distribution Fulfillment Services, Inc. (DFS) ("DFS"), Spiegel Group Teleservices, Inc., Spiegel Group Teleservices-Canada, Inc., Retailer Financial Products, Inc. and Gemini Credit Services, Inc., as guarantors (collectively, with the Borrowers, the "Guarantors"), Bank of America N.A. ("BA") and such other lenders who may become parties to the Post-Petition Loan Agreement from time to time, as lenders (collectively, the "Lenders") and BA, as agent for the Lenders (in such capacity, the "Agent");

          b) authorization, under section 364(c) and (d) of the Bankruptcy Code, for the Borrowers to obtain from the Agent and the Lenders, from time to time pending the hearing to consider the Total Facility (the "Final Hearing"), interim financing (the "Interim Financing") in the form of a revolving credit and letter of credit facility in accordance with the Original Post-Petition Loan Agreement and an order approving the Interim Financing (the "Interim Facility") up to a maximum principal amount outstanding at any time not to exceed $150 million outstanding at any time with a sublimit of $75 million for letters of credit;

          c) authorization to grant to the Agent and the Lenders assurances for the full and timely payment by and performance of the respective obligations and indebtedness of the Debtors to the Agent and the Lenders in connection with the post-petition financing including, without limitation, all principal, interest, costs, fees and expenses (collectively, including any "Obligations" as such term is defined in the Post-Petition Loan Agreement, the "Post-Petition Obligations") by granting to the Agent and the Lenders (i) pursuant to section 364(c)(1) of the Bankruptcy Code, an administrative expense claim allowable under section 503 (b) of the Bankruptcy Code having priority over any and all administrative expenses of the Debtors, whether heretofore or hereafter incurred, of the kind specified in section 105, 326, 503(a), 503(b), 507(a), 507(b), 546(c) or 1114 of the Bankruptcy Code, subject only and subordinate to the Carveout (as hereinafter defined), (ii) a first priority and senior security interest pursuant to section 364(c)(2) and (3) of the Bankruptcy Code in the Ancillary Collateral (as hereinafter defined), subject only and subordinate to the Carveout and the Existing Liens (as defined in the Post-Petition Loan Agreement) on the Ancillary Collateral, and (iii) a first priority and senior security interest pursuant to section 364(d) of the Bankruptcy Code in the Specified Collateral (as hereinafter defined), subject only and subordinate to the Carveout and, with respect to the Ohio Property (as hereinafter defined), the Ohio Liens (as hereinafter defined);

          d) providing adequate protection pursuant to sections 361, 363(e) and 364(d) of the Bankruptcy Code to (i) Otto International (Hong Kong) Limited ("Otto Hong Kong") in respect of any diminution in the value of Otto Hong Kong's security interest in the Otto Hong Kong Collateral (as hereinafter defined), and
(ii) the holders (other than Otto Hong Kong and the holders of the Ohio Liens) of any valid, perfected and non-avoidable liens against the Specified Collateral (the "Primed Liens") in respect of any diminution in the value of the security interests of the holders of the Primed Liens in the Specified Collateral, in each case resulting from, inter alia, the priming liens and security interests granted to the Lenders in the Specified Collateral (including the Otto Hong Kong Collateral) pursuant to section 364(d) of the Bankruptcy Code to secure the Post-Petition Obligations; and

          e)   scheduling the Final Hearing; and

          Following a hearing held before the Court on March 17, 2003, the Court having entered an order approving the Interim Financing (the "Interim Order") pending the Final Hearing before this Court to consider the Total Facility; and notice of the Final Hearing having been given to: (i) the U.S. Trustee, (ii) counsel for the Official Committee of Unsecured Creditors (the "Committee"), (iii) the attorneys for the agents for the lenders under the Debtors' unsecured revolving credit facilities, (iv) all parties known by the Debtors to have liens on or security interests in any of the Debtors' assets, (v) the attorneys for the agents for the Debtors' proposed postpetition secured lenders, (vi) the attorneys for First Consumers National Bank, (vii) the attorneys for Otto (GmbH & Co KG), (viii) the attorneys for Speigel Holdings, Inc. and Otto-Spiegel Finance G.m.b.H & Co. KG,
(ix) the Securities and Exchange Commission, (x) the attorneys for the SEC Independent Examiner (as hereinafter defined), (xi) the Office of the Comptroller of the Currency, (xii) the Internal Revenue Service and (xiii) all parties who have filed requests for notices under Bankruptcy Rule 2002; and it appearing that under the circumstances of these cases and after considering the Debtors' immediate need for final financing and notice of the Final Hearing having been provided in accordance with the Bankruptcy Code, the Bankruptcy Rules and the Interim Order, no further notice of the Final Hearing need be given pursuant to Bankruptcy Rule 4001(c); and following further due diligence by the Lenders and further negotiations between the Debtors and the Lenders, the Original Post-Petition Loan Agreement was amended and restated as reflected in the Amended and Restated Loan and Security Agreement among the Borrowers, Guarantors, the Lenders and the Agent substantially in the form attached hereto as Exhibit "1," as amended, modified or supplemented from time to time (the "Post-Petition Loan Agreement"); and the Lenders having agreed to provide the Total Facility on the terms and conditions set forth in the Post-Petition Loan Agreement and related documents and agreements (collectively, the "Post-Petition Loan Documents") and this Order; and

          Now, upon the record of the Interim Hearing and the Final Hearing, after due deliberation, and good and sufficient cause appearing therefor, this Court hereby makes the following findings of fact and conclusions of law:

                     FINDINGS OF FACT AND CONCLUSIONS OF LAW

          A. On March 17, 2003 (the "Petition Date"), each of the Debtors filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code. Pursuant to an order dated March 17, 2003, the Debtors' chapter 11 cases are being jointly administered.

          B. The Debtors have continued in the management and operation of their respective businesses and properties as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in any of the Debtors' chapter 11 cases. On March 24, 2003, the Office of the United States Trustee appointed the Committee.

          C. The Debtors have represented and warranted that there are no security interests in or liens against the Specified Collateral other than as set forth on Schedule 9.19(b) of the Post-Petition Loan Agreement.

          D. Without prejudice to the rights of any other party, the Debtors acknowledge that (i) in September 2002, Spiegel Catalog, Inc., Newport News, Inc. and Eddie Bauer, Inc. (collectively, the "Merchant Companies") each entered into separate Vendor Payment Services Agreements with Otto Hong Kong; and (ii) under the terms of these agreements, (a) the Merchant Companies have open account terms with various vendors in certain countries in Asia, (b) Otto Hong Kong pays the vendors for the goods ordered by the Merchant Companies or their buying agents, and (c) Otto Hong Kong, upon making a payment to a vendor, retains a lien over the inventory until Otto Hong Kong is paid for the same. The amount owing by the Debtors to Otto Hong Kong in respect of such inventory has not yet been determined by the Debtors (such amount, upon being determined in accordance with the Bankruptcy Code, the Bankruptcy Rules and applicable law, the "Otto Hong Kong Claim"). Otto Hong Kong has asserted that it holds a perfected security interest in certain of the Debtors' inventory pursuant to these Vendor Payment Services Agreements (the "Otto Hong Kong Collateral"). The Debtors are currently investigating the perfection of such security interest and the value of the Otto Hong Kong Collateral.

          E. An immediate need exists for the Debtors to obtain a revolving credit and letter of credit facility to continue the operations of their businesses. Without such facility, the Debtors will be unable to purchase new inventory and meet other day-to-day expenses, and will be unable to preserve their going concern values, and the likelihood of a successful reorganization will be greatly diminished. Absent entry of this Order, the Debtors' operations will be seriously disrupted, resulting in immediate and irreparable harm to the estates. Entry of this Order and approval of the Total Facility will benefit the Debtors and their estates.

          F. The Agent and the Lenders have agreed to extend, upon entry of this Order approving the Total Facility, a revolving credit and letter of credit facility for and on behalf of the Borrowers, up to a maximum principal amount of $400 million outstanding at any time with a sublimit of $150 million for letters of credit, all upon the terms and conditions set forth in the Post-Petition Loan Documents.

          G. The Debtors are unable to obtain an adequate unsecured revolving credit facility allowable under section 503(b)(1) of the Bankruptcy Code merely as an administrative expense pursuant to section 364(b) of the Bankruptcy Code or on an unsecured super-priority basis pursuant to section 364(c)(1) of the Bankruptcy Code. The Lenders have conditioned the financing upon the grant to the Agent and the Lenders of (i) pursuant to section 364(c)(1) of the Bankruptcy Code, an allowed administrative expense claim under section 503(b) of the Bankruptcy Code having priority over any and all administrative expenses of the Debtors, whether heretofore or hereafter incurred, of the kind specified in section 105, 326, 365(d)(3), 365(d)(10), 503(a), 503(b), 507(a), 507(b), 546(c)
or 1114 of the Bankruptcy Code, subject and subordinate only to the Carveout;
(ii) pursuant to section 364(c)(2) and (3) of the Bankruptcy Code, subject and subordinate only to the Carveout and the Existing Liens on the Ancillary Collateral, a first priority senior perfected security interest and lien not subject to subordination in and on the Collateral; and (iii) pursuant to section 364(d) of the Bankruptcy Code, a first priority and senior perfected security interest and lien not subject to subordination in and on the Specified Collateral, subject only to the Carveout and, solely with respect to the Ohio Property, the Ohio Liens.

          H. The terms of the Total Facility, including the interest rates and fees applicable thereto and intangible factors, are at least as favorable to the Debtors as those available from alternative sources. The terms of the Total Facility have been negotiated in good faith and at arm's length among the Borrowers, the Guarantors, the Agent and the Lenders, are fair and reasonable under the circumstances and are enforceable in accordance with their terms. Any credit extended to the Borrowers by the Agent and the Lenders under the terms of this Order shall be deemed to have been extended in good faith as that term is used in section 364(e) of the Bankruptcy Code.

          I. This Order is entered in a "core" proceeding as defined in 28 U.S.C. Section 157(b)(2)(D)and(M).

          J. Based on the record, this Court finds that notice of the Final Hearing was adequate under all of the facts and circumstances herein.

          Based upon the foregoing, IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows:

                                    APPROVAL

          1. Record; Findings. The record in these cases, as well as the findings of fact and conclusions of law set forth above, are incorporated herein by this reference.

          2. Approval of Post-Petition Loan Documents. The terms and conditions of the Post-Petition Loan Documents are hereby approved, are incorporated herein by reference as part of this Order, and are made fully enforceable against the Debtors. The Post-Petition Loan Documents and this Order shall constitute and evidence the valid and binding Post-Petition Obligations of each of the Debtors, which Obligations shall be enforceable against each of the Debtors in accordance with their terms and the terms of this Order.

          3. Approval of Borrowings. The Debtors are immediately (a) authorized and directed to establish the Total Facility and execute and deliver the Post-Petition Loan Documents to which the Debtors are a party, and (b) authorized and empowered to borrow and request the issuance of letters of credit under the Post-Petition Loan Documents up to a maximum principal outstanding at any time equal to $400 million (subject to a $150 million sublimit for letters of credit) for the purposes permitted under the Post-Petition Loan Documents and this Order.

          4. Amendment. Subject to the terms and conditions of the Post-Petition Loan Agreement, the Agent, the Lenders, the Borrowers and the Guarantors may amend, modify, supplement or waive any provision of the Post-Petition Loan Documents if such amendment, modification, supplement or waiver is not material (in the good faith judgment of the Agent, the Lenders and the Debtors) without any need to apply to, or receive further approval from, the Court. The

Debtors shall provide prior written notice of any such amendment, modification, supplement or waiver to the Committee, Otto Hong Kong, the Office of the United States Trustee and all parties that filed requests for notices under Bankruptcy Rule 2002, and shall file a notice of such amendment, modification, supplement or waiver with the Court. Any material amendment, modification, supplement or waiver shall be subject to approval by the Court on appropriate notice and hearing.

          5. Further Performance. The Debtors are authorized and directed to do and perform all acts, to make, execute and deliver all instruments, agreements and documents (including, without limitation, the Post-Petition Loan Agreement and the other Post-Petition Loan Documents), to pay all principal, interest, charges, fees, attorneys' fees for the Agent and the Lenders and other expenses which may be required or necessary for the Debtors to perform all of their obligations under this Order and the Post-Petition Loan Documents, and to perform all of its obligations under this Order and the Post-Petition Loan Documents, without further Order of the Court.

                      PAYMENT OF POST-PETITION OBLIGATIONS

          6. Payment of Obligations. The Debtors shall pay principal, interest and all other Post-Petition Obligations as provided in the Post-Petition Loan Documents in accordance with the procedures set forth therein and in this Order. At the request of the Agent, the Debtors shall deliver to the Agent, to be applied in reduction of the Post-Petition Obligations, all cash proceeds of Ancillary Collateral and Specified Collateral and all other cash then available to the Debtors so long as there remain outstanding any Post-Petition Obligations.

          7. Payment of Fees and Expenses. In consideration of the financial accommodations to be made by the Agent and the Lenders under this Order and the Post-Petition Loan Documents, the Debtors are hereby authorized and directed, without further order of the Court, to pay to the Agent for the benefit of itself and the Lenders all fees and charges as set forth in the Post-Petition Loan Documents, and to reimburse the Agent and the Lenders for all out-of-pocket expenses and the reasonable attorneys' (including the allocated costs of in-house counsel), accountants', appraisers' and other professional fees and related disbursements incurred by the Agent and the Lenders in connection with these chapter 11 cases and including, without limitation, with respect to the preparation and negotiation of the Interim Order and this Order and the Post-Petition Loan Documents, all as provided for in the Post-Petition Loan Documents.

               COLLATERAL SECURITY; PRIORITY ADMINISTRATIVE CLAIMS

          8. Superpriority. All of the Debtors' Post-Petition Obligations to the Agent and the Lenders shall have the status of superpriority administrative expenses, in accordance with section 364(c)(l) of the Bankruptcy Code, over any and all expenses and claims of any of the Debtors, whether heretofore or hereafter incurred, specified in any other section of the Bankruptcy Code, including, without limitation, sections 105, 326, 365(d)(3), 365(d)(10), 503(a), 503(b), 507(a), 507(b), 546(c) and 1114 of the Bankruptcy Code, subject and subordinate only to (a) in the event that an Event of Default (as defined in the Post-Petition Loan Agreement and pursuant to paragraph 18 hereof) has occurred and is continuing, the payment of allowed professional fees and expenses incurred by the Debtors, any chapter 11 or chapter 7 trustee appointed in these cases, the Committee or any other statutory committee appointed in the Debtors' chapter 11 cases ("Professional Fees") in an aggregate amount not in excess of $7,000,000 (provided such fees and expenses are not incurred in connection with a challenge to any aspect of the Agent's or any Lender's rights and obligations under the Interim Facility or the Total Facility) (the "Cap"); (b) the payment of fees and expenses incurred by Stephen J. Crimmins, the independent examiner appointed by the United States District Court for the

Northern District of Illinois in United States Securities and Exchange Commission v. Spiegel, Inc., File No. 03C 1685 (the "SEC Independent Examiner"); and (c) the payment of fees pursuant to 28 U.S.C. Section 1930(a) (collectively, the "Carveout"). Any amounts paid to professionals on an interim basis pursuant to section 331 of the Bankruptcy Code during the Debtors' chapter 11 cases shall not count against the Cap, so long as no Event of Default has occurred and is continuing at the time such Professional Fees were paid. Except with respect to the Carveout, no other claim or expense, having a priority senior or pari passu to that granted to the Agent or the Lenders in this Order, shall be granted in these chapter 11 cases, or any superseding chapter 7 cases consistent with section 726(b) of the Bankruptcy Code, while any portion of the Post-Petition Obligations, the Post-Petition Loan Documents or the Commitments (as defined in the Post-Petition Loan Agreement) remain outstanding. Notwithstanding the foregoing, solely with respect to the Avoidance Claims (as hereinafter defined), the Post-Petition Obligations shall have the status of (i) superpriority administrative expenses in accordance with section 364(c)(l) in the amount of the sum, without duplication of (a) any allowed and paid professional fees and expenses incurred by the Debtors, any chapter 11 or chapter 7 trustee appointed in these cases, the Committee or any other statutory committee appointed in the Debtors' chapter 11 cases in the investigation, development, litigation, resolution and recovery of the Avoidance Claims and (b) the amount of the Carveout actually paid (the "Avoidance Claims Priority Amount"), and (ii) general unsecured non-priority claims in the amount of the Post-Petition Obligations less the Avoidance Claims Priority Amount.

          9. Payment of Administrative Expenses and Other Amounts. Notwithstanding the foregoing, the Debtors shall be permitted to pay, as the same may become due and payable (i) administrative expenses of the kind specified in section 503(b) of the Bankruptcy Code incurred in the ordinary course of their businesses (including amounts payable pursuant to section 365(d)(3) or 365(d)(10) of the Bankruptcy Code), (ii) payments pursuant to "first day" orders reviewed and acceptable to the Agent, (iii) subject to the provisions of paragraph 8 hereof and provided that no Event of Default has occurred and is continuing, compensation and reimbursement of expenses to professionals allowed and payable under section 331 of the Bankruptcy Code and
(iv) subject to the requirements of the Bankruptcy Code, any other administrative expenses and payments permitted under the Post-Petition Loan Agreement; provided that nothing contained in this paragraph 9 shall obligate the Lenders to advance funds or issue letters of credit except in accordance with the terms of the Post-Petition Loan Documents and this Order. Except for the Carveout, no costs or expenses of administration shall be imposed against the Agent, the Lenders, the Ancillary Collateral or the Specified Collateral, under section 105, 506(c) or 552 of the Bankruptcy Code, or otherwise.

          10. Security Interest. As security for the full and timely payment and performance of the Post-Petition Obligations of each of the Debtors under and pursuant to the Post-Petition Loan Documents, the Agent and the Lenders are hereby granted (in each of the above-captioned chapter 11 cases):

          (a) pursuant to section 364(c)(2) and (3) of the Bankruptcy Code, subject in each case only to the Carveout and the Existing Liens on the Ancillary Collateral, by a first, senior and perfected security interest in, lien on, and right of set-off against, all of the following property of the Debtors, whether now owned or existing or hereafter acquired or arising, regardless of where located (other than the Specified Collateral): (i) all contract rights; (ii) all chattel paper; (iii) all documents; (iv) all instruments; (v) all supporting obligations; (vi) all general intangibles; (vii) all equipment; (viii) all investment property;

          (ix) all money, cash, cash equivalents, securities and other property of any kind of such Debtors held directly or indirectly by the Agent or any Lender; (x) all of the Debtors' deposit accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Debtors maintains deposits, including any payment accounts; (xi) all other assets and property of the Debtors; (xii) commercial tort claims as set forth in the Post-Petition Loan Agreement; (xiii) all books, records and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the foregoing; and (xiv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing and all other property of such Debtors (collectively, and as such property is described in further detail in the Post-Petition Loan Agreement, the "Ancillary Collateral"); and

          (b) pursuant to section 364(d) of the Bankruptcy Code, subject in each case only to the Carveout, by a first, senior and priming perfected security interest in, lien on, and right of set-off against, all of the following property of the Debtors, whether now owned or existing or hereafter acquired or arising, regardless of where located: (i) all accounts, (ii) all inventory, (iii) all real property, improvements thereon and interests therein, including without limitation interests in leases, and (iv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing property (collectively, and as such property is described in further detail in the Post-Petition Loan Agreement, the "Specified Collateral"); provided that notwithstanding the foregoing, the Agent's and the Lenders' security interest, lien on, and right of setoff against the Debtors DFS's and Spiegel's real property and related property located at 6600 Alum Creek Drive, Grove Port, Ohio (the "Ohio Property") shall be junior to and shall not prime the liens and security interests of Norddeutsche Landesbank Girozentrale ("Nord LB") and Deutsche Bank
          AG ("DB") granted pursuant to that certain Mortgage, Assignment of Rents and Leases, Security Agreement and Financing Statement made by DFS to Nord LB, dated as of November 15, 1993, as amended and supplemented, and that certain Mortgage, Assignment of Rents and Leases, Security Agreement and Financing Statement made by DFS to DB, dated as of November 15, 1993, as amended and supplemented, respectively (collectively, the "Ohio Liens"), solely to the extent such liens and security interests are valid, perfected and non-avoidable, but shall be senior to and prime all other security interests in and liens on the Ohio Property,

Notwithstanding anything to the contrary contained herein, the Ancillary Collateral and the Specified

Collateral shall not include (i) any avoidance and similar actions and claims of any of the Debtors arising under sections 502(d), 544, 545, 547, 548, 549, 550 or 551 of the Bankruptcy Code (collectively, including any proceeds thereof, the "Avoidance Claims") solely to the extent that the Avoidance Claims exceed the amount of the Avoidance Claims Priority Amount, or (ii) any lease (including, as applicable, any master leases, lease agreements or lease or equipment schedules) to which one of the Objecting Lessors/1/ is, as of the date hereof, a party, solely to the extent that such lease is a "true" lease rather than a financing agreement or other similar arrangement (collectively, the "Excluded Leases"); provided that, notwithstanding the foregoing, the Specified Collateral shall include any proceeds of the Debtors' interests in the Excluded Leases (other than the Excluded Leases to which the Fleet Lessors are a party (the "Fleet Equipment Agreements")) and the Ancillary Collateral shall include any proceeds of the Debtors' interests in the Fleet Equipment Agreements (other than insurance claims of the Fleet Lessors

----------

/1/ As used herein, "Objecting Lessors" refers to the following lessors that filed timely objections to the Motion: (a) Lanesborough Enterprises, LLC f/k/a Berkshire Mall Group, Pyramid Company of Buffalo, Carousel Center Company, L.P., Holyoke Mall, LLC, Pyramid Mall of Ithaca, L.L.C., Crystal Run Company, L.P., EklecCo., L.L.C., Sangertown Square, L.L.C. f/k/a Senpike Mall Company, Pyramid Crossgates Company, Salmon Run Shopping Center, LLC, Scranton Mall Associates and Shopco 129 Limited Partnership,
     (b) The Mills Corporation, and certain of its subsidiaries, (c) Simon Property Group, L.P., (d) Willow Grove Associates, Cherry Hill Center, LLC and Exton Square Property, LLC, (e) The Estate of James Campbell, Madison La Cumbre LLC, and The Equitable Life Assurance Society of the United States; (f) The Taubman Landlords (as defined in The Taubman Landlords' Limited Objection dated April 23, 2003), (g) Developers Diversified Realty Corporation, General Growth Management, Inc., Kravco Company, New Plan Excel Realty Trust, Inc., The Rouse Company Affiliates, and Wilmorite, Inc., (h) CPG Partners, L.P. f/k/a Chelsea GCA Realty, (i) The Macerich Company, RREEF Management Company, The Forbes Company, Urban Retail Properties Co., The Cadillac Fairview Corporation, Ltd. (Canada), the Prudential Insurance Company of America and Gregory Greenfield & Associates, and (j) Computer Sales International, Inc., Fleet Business Credit, LLC f/k/a Fleet Business Credit Corporation and/or Fleet Capital Leasing-Technology Finance f/k/a Fleet Leasing Corporation (subclause (j) collectively, the "Fleet Lessors"), and their respective successors and assigns.

under the Fleet Equipment Agreements). The fact that the Specified Collateral and the Ancillary Collateral include any proceeds of the Debtors' interests in the Excluded Leases and leases other than the Excluded Leases shall not effect a waiver of any party (including the Objecting Lessors) to object to any proposed sale, assignment or other disposition by the Debtors of their interest in any leases (including the Excluded Leases) or to demand or require that the Debtors fully and timely comply with all applicable requirements of section 363 or 365 of the Bankruptcy Code with respect to such a sale, assignment or other disposition.

          11. No Subordination. The first-priority liens and security interests granted to the Agent and the Lenders hereunder and in the Post-Petition Loan Documents shall not be subordinated to or made pari passu with any other lien or security interest, however arising, other than, consistent with this Order, with respect to the Carveout, the Existing Liens on the Ancillary Collateral, and the Ohio Liens on the Ohio Property.

          12.  Automatic Perfection.

               (a) The liens and security interests in favor of the Agent and the Lenders described herein and in the Post-Petition Loan Documents shall be deemed valid, binding, enforceable and perfected upon entry of the Interim Order and this Order, as applicable, and shall not be subject to any lien or security interest which is avoided and preserved for the benefit of the Debtors' estates under section 551 of the Bankruptcy Code;

               (b) The Agent and the Lenders shall not be required to file any financing statements, mortgages, notice of lien or similar instruments in any jurisdiction or filing office, to take possession of any Ancillary Collateral or Specified Collateral, or to take any other action in order to validate or perfect the liens and security interests granted by or pursuant to this Order or pursuant to the

Post-Petition Loan Documents;

               (c) Should the Agent and the Lenders, in their sole discretion, from time to time, choose to file such financing statements, mortgages, notices of lien or similar instruments, take possession of any Ancillary Collateral or Specified Collateral, or take any other action to validate the perfection of all or any portion of any such security interest or lien, the Debtors and their officers are hereby directed to execute any such documents or instruments as the Agent and the Lenders shall reasonably request and all such documents and instruments shall be deemed to have been filed or recorded at the time and on the date of entry of the Interim Order and this Order, as applicable; and

               (d) A certified copy of this Order shall constitute an authenticated record and may, in the discretion of the Agent and the Lenders, be filed with or recorded in filing or recording offices in addition to or in lieu of such financing statements, mortgages, notices of lien or similar instruments, and all filing offices are hereby directed to accept such certified copy of this Order for filing and recording, which shall not be subject to stamp tax or similar tax in accordance with the provisions of section 1146 of the Bankruptcy Code.

                               ADEQUATE PROTECTION

          13. Replacement Liens. As adequate protection in accordance with sections 361, 363(e) and 364(d) of the Bankruptcy Code, Otto Hong Kong (solely to the extent the security interests of Otto Hong Kong are valid, perfected and non-avoidable) and each of the holders of the Primed Liens, if any, is each hereby respectively granted a valid, enforceable and perfected replacement lien (the "Adequate Protection Liens") in all of the Ancillary Collateral and the Specified Collateral (in each case other than the Avoidance Claims) to secure an amount equal to the sum with respect to Otto Hong Kong and each of the holders of the Primed Liens (in each case, the "Adequate Protection Amount") of, without duplication, (i) the aggregate reduction, if any, in the amount of the Specified Collateral securing Otto Hong Kong's or such holders' respective claim as a consequence of the priming authorized hereunder, and (ii) the aggregate diminution subsequent to the Petition Date, in the value of the Specified Collateral securing Otto Hong Kong's or such holder's respective claim, whether by sale, use, loss, decline in the market price or otherwise. As additional adequate protection, the Debtors shall provide to Otto Hong Kong reports regarding the Debtors' assets in form and substance mutually acceptable to the Debtors and Otto Hong Kong.

          14. Limitations on Adequate Protection Liens. Notwithstanding anything to the contrary contained herein, the Adequate Protection Liens are subject to
(i) the liens granted to the Agent and the Lenders as security for the full and timely payment of the Post-Petition Obligations, (ii) the Carve-Out, and (iii) the Existing Liens. Until the payment in full of all Post-Petition Obligations and the termination of all Commitments, unless the Agent and the Majority Lenders otherwise consent in writing, (i) the Debtors shall not make any payment of any type with respect to the Adequate Protection Liens (or corresponding super-priority claim) and any such payment to the extent made shall be disgorged back to the Debtors (provided that Otto Hong Kong and any holders of Primed Liens shall not be required to disgorge any payments made by the Debtors on account of any reclamation claims, critical vendor claims or claims in respect of shipment of goods received by the Debtors postpetition that Otto Hong Kong or any such holder may have), (ii) each holder of Adequate Protection Liens shall not (a) exercise any rights or remedies with respect to any collateral securing its Adequate Protection Liens, (b) take possession of any collateral securing its Adequate Protection Liens, (c) initiate or participate with others in any suit, action or proceeding against any of the Debtors or with respect to any of the Debtors' assets to enforce payment of or to collect the whole or any part of its claims secured by its Adequate Protection Liens, (d) demand, take or receive from or on behalf of any of the Debtors, by setoff or in any other manner, the whole or any part of its claim secured by its Adequate Protection Liens, and (e) file any financing statement or other documentation evidencing its Adequate Protection Liens, (iii) to the extent the Agent agrees to release the Agent's and the Lenders' liens in certain Ancillary Collateral or Specified Collateral, then the holders of the Adequate Protection Liens shall be deemed to have each released their respective Adequate Protection Liens therein (with the Adequate Protection Liens to attach to any proceeds of such collateral with the same priority that such liens had in such collateral), (iv) if the Agent and the Lenders foreclose on any of the Ancillary Collateral or Specified Collateral, then the holders of the Adequate Protection Liens shall be deemed to have each released their respective Adequate Protection Liens (subject to their right to receive any proceeds of such collateral following the payment in full of the Post-Petition Obligations and the termination of the Commitments), and (v) the holders of the Adequate Protection Liens shall be deemed to have consented to all asset sales by the Debtors that are either consented to by the Agent or permitted under the Post-Petition Loan Agreement without the consent of the Agent.

          15. Automatic Perfection. The Adequate Protection Liens (as hereinafter defined) shall be deemed valid, binding, enforceable and perfected upon entry of this Order, and shall not be subject to any lien or security interest which is avoided and preserved for the benefit of the Debtors' estates under section 551 of the Bankruptcy Code. Otto Hong Kong and the Holders of the Primed Liens shall not be required to file any financing statements, mortgages, notice of lien or similar instruments in any jurisdiction or filing office, to take possession of any collateral, or to take any other action in order to validate or perfect the Adequate Protection Liens.

          16. Superpriority Claims. As additional adequate protection, in accordance with sections 361, 363(e) and 364(d) of the Bankruptcy Code, the respective claims of Otto Hong Kong and each holder of the Primed Liens for their respective Adequate Protection Amount shall have the status of superpriority administrative expenses (other than with respect to the Avoidance Claims), in accordance with sections 364(c)(1) and 507(b) of the Bankruptcy Code, over any and all expenses and claims of any of the Debtors, whether heretofore or hereafter incurred, specified in any other section of the Bankruptcy Code, including, without limitation, sections 105, 326, 365(d)(3), 365(d)(10), 503(a), 503(b), 507(a), 507(b), 546(c) and 1114 of the Bankruptcy
Code, subject and subordinate only to the Carveout and the superpriority administrative expense claims of the Agent and the Lenders with respect to the Post-Petition Obligations.

          17. Reservation of Rights. The entry of this Order shall be without prejudice to, and does not constitute a waiver of, expressly or implicitly, or otherwise impair any of the rights of Otto Hong Kong or any holder of the Primed Liens to request additional adequate protection of their interests in the Specified Collateral at any time, or any party's ability to contest any such request; provided that, notwithstanding the foregoing, any such additional adequate protection may only be provided on a prospective basis and any order granting such additional adequate protection shall not impair the security interests (including the priority thereof) and superpriority claim granted to the Agent and the Lenders hereunder (including, without limitation, such Agent's and Lenders' security interests' or superpriority claim's being made subordinate to or pari passu with any lien, security interest or claim), except with respect to monies lent or letters of credit issued or caused to be issued after the date of any such order. Notwithstanding anything to the contrary contained in the Post-Petition Loan Agreement, the entry of an order granting adequate protection to Otto Hong Kong or any holder of the

Primed Liens without the consent of the Agent and the Majority Lenders shall constitute an "Event of Default" under the Post-Petition Loan Agreement.

                                   TERMINATION

          18. Termination Events. Notwithstanding the provisions of section 362 of the Bankruptcy Code, upon the earlier to occur of (a) the occurrence and continuance of a Default or an Event of Default (each as defined in the Post-Petition Loan Agreement), (b) the Termination Date (as defined in the Post-Petition Loan Agreement), or (c) a breach of any of the Debtors' obligations under this Order (each, a "Termination Event"), and at all times thereafter, the Agent may exercise any and all of its rights and remedies allowed under this Order and the Post-Petition Loan Documents, following (i) five (5) business days' prior written notice (including facsimile notice promptly confirmed) (an "Enforcement Notice") of such event to the Debtors, counsel for the Debtors, counsel to the Committee, Otto Hong Kong and the Office of the United States Trustee (and, if any actions are to be taken with respect to the Ohio Property, Nord LB and DB), (ii) the filing of such Enforcement Notice in these chapter 11 cases in accordance with the Court's electronic filing system, and (iii) a hearing held before the Court on shortened notice. In any hearing after the giving of an Enforcement Notice, the only issues that may be raised by any party in opposition thereto shall be whether (i) an Event of Default actually has occurred and is continuing or (ii) such Event of Default is primarily due to, or primarily arises from, the willful misconduct of the Agent or the Lenders; provided, that, subject to the foregoing, the Debtors hereby waive any right to seek relief including, without limitation, pursuant to section 105 of the Bankruptcy Code to the extent such relief would in any way impair or restrict the rights and remedies of the Agent set forth in this Order and the Post-Petition Loan Documents. In addition, immediately following the occurrence and during the continuance of a Termination Event: (a) the

Debtors shall continue to deliver and cause the delivery of the proceeds of the Ancillary Collateral and the Specified Collateral to the Agent; (b) the Agent shall continue to apply such proceeds in accordance with the provisions of the Post-Petition Loan Agreement and in accordance with this Order; and (c) unless the Agent and the Majority Lenders agree otherwise, any obligation otherwise imposed under this Order or the Post-Petition Loan Documents on the Agents or the Lenders to provide any loan, advance or other financial accommodation pursuant to the Post-Petition Loan Agreement shall be terminated. Further, upon the determination by the Court of the occurrence of a Termination Event, the Debtors or a trustee appointed under chapter 11 or chapter 7, if applicable, shall immediately, and without further order of the Court, (a) pay the Post-Petition Obligations including all accrued but unpaid interest thereon to the Agent and (b) deposit (with respect to a trustee, to the extent that funds of the estates are available) with the Agent an amount in cash equal to 105% of the amount of payments made or to be made under letters of credit issued and outstanding as of the date of such Termination Event or under any credit support or enhancement provided with respect thereto or, alternatively, issue a letter of credit to the Agent in an amount equal to the total exposure of the Agent and the Lenders under all outstanding letters of credit, which shall be in form and substance satisfactory to Agent. The Agent's and the Lenders' failure to exercise rights under this paragraph or the Post-Petition Loan Documents shall not constitute a waiver of any of their rights.

          19. Preservation of Rights. The Post-Petition Obligations of the Debtors and the rights, claims, liens, security interests, and priorities of the Agent and the Lenders shall remain unimpaired and unaffected by the occurrence of a Termination Event. Nothing contained herein shall prejudice, impair, or otherwise affect the rights of the Agent or the Lenders to seek any other or supplemental relief in respect of the Debtors consistent with and subject to the provisions of this Order, including the Agent's or the Lenders' rights as provided in the Post-Petition Loan Agreement during the continuance of a Termination Event, including, without limitation, requesting relief from the automatic stay, the appointment of a trustee or examiner, the conversion or dismissal of the chapter 11 cases, or the retention of jurisdiction by the Court to conduct sales and dispositions of the collateral securing the Post-Petition Obligations. In no event, and regardless of whether a Termination Event shall have occurred, shall the Agent and the Lenders be subject to the equitable doctrine of "marshaling" or any similar doctrine with respect to the collateral securing the Post-Petition Obligations. Notwithstanding anything to the contrary contained herein or in the Postpetition Loan Documents, the Agent, the Lenders, the holders of Adequate Protection Liens and any Adequately Protected Debtor shall not be authorized to take possession of any of the premises subject to the leases of the Objecting Lessors without the consent of the affected lessor or further order of the Bankruptcy Court (entered upon no less than five business days' notice to the affected lessor).

                               INTERDEBTOR CLAIMS

          20. Interdebtor Adequate Protection. As adequate protection for each Debtor for the continued use of Debtors' cash management system, to the extent that any Debtor transfers property (including cash) following the Petition Date (the "Adequately Protected Debtor") to or for the benefit of any other Debtor (the "Beneficiary Debtor"), with an aggregate fair value in excess of the aggregate fair value of property (including cash) or benefit received by the Adequately Protected Debtor from the Beneficiary Debtor following the Petition Date, then the following shall apply:

               (a) the Adequately Protected Debtor shall have (x) an allowed claim against the Beneficiary Debtor equal to the amount by which the fair value of property (including cash) or benefit transferred (net of any reasonable expenses for overhead or other services reasonably allocated or reasonably charged to the Adequately Protected Debtor) exceeds the aggregate value of property (including cash) or benefit received, under sections 364(c)(l) and 507(b) of the Bankruptcy Code, having priority (except as otherwise provided herein) over any and all administrative expenses of the Beneficiary Debtor, whether heretofore or hereafter incurred, of the kind specified in section 105, 326, 365(d)(3), 365(d)(10), 503(a), 503(b), 507(a),
507(b), 546(c) or 1114 of the Bankruptcy Code, which claim shall bear interest at the Prevailing Rate/2/ for the period accruing from and after the date such claim arises until repayment thereof (collectively, the "Junior Reimbursement Claim") and (y) a lien on all property of the Beneficiary Debtor's estate under section 364(c)(3) of the Bankruptcy Code securing such Junior Reimbursement Claim ("Junior Lien"), in each case other than with respect to the Avoidance Claims;

               (b) all Junior Reimbursement Claims and Junior Liens shall be junior, subject and subordinate only to (1) the Carveout, (2) the super-priority claims and liens granted to the Agent and the Lenders in respect of the Post-Petition Obligations, (3) the super-priority claims and Adequate Protection Liens granted to Otto Hong Kong and the holders of Primed Liens, and (4) any other claims and liens against such Beneficiary Debtor that are expressly senior to, or carved out from, the claims and liens of the Agent and Lenders;

               (c) until the payment in full of all Post-Petition Obligations and the termination of all Commitments, unless the Agent and the Majority Lenders otherwise consent in writing, (i) the Debtors shall not make any payment of any type with respect to the Junior Reimbursement Claims and

----------

/2/ As used herein, the "Prevailing Rate" shall mean the one-month LIBOR Rate plus 300 basis points, measured on the first business day of any month in which such Junior Reimbursement Claim is outstanding, attributed to the average outstanding balance for the whole month.

Junior Liens and any such payment to the extent made shall be disgorged back to the Debtors, (ii) each Adequately Protected Debtor shall not (1) exercise any rights or remedies with respect to any collateral securing its Junior Lien, (2) take possession of any collateral securing its Junior Lien, (3) initiate or participate with others in any suit, action or proceeding against any of the Debtors or with respect to any of the Debtors' assets to enforce payment of or to collect the whole or any part of its claims secured by its Junior Lien, (4) demand, take or receive from or on behalf of any of the Debtors, by setoff or in any other manner, the whole or any part of its claim secured by its Junior Lien, and (5) file any financing statement or other documentation evidencing its Junior Lien, (iii) to the extent the Agent agrees to release the Agent's and the Lenders' liens in certain Ancillary Collateral or Specified Collateral, then each Adequately Protected Debtor shall be deemed to have each released their respective Junior Liens therein (with the Junior Liens to attach to any proceeds of such collateral with the same priority that such liens had in such collateral), (iv) if the Agent and the Lenders foreclose on any of the Ancillary Collateral or Specified Collateral, then the Adequately Protected Debtor shall be deemed to have each released their respective Junior Liens (subject to their right to receive any proceeds of such collateral following the payment in full of the Post-Petition Obligations and the termination of the Commitments and any other liens and claims senior in priority to the Junior Liens), and (v) each of the Adequately Protected Debtors shall be deemed to have consented to all asset sales by any other Debtor that are either consented to by the Agent or permitted under the Post-Petition Loan Agreement without the consent of the Agent;

               (d) Junior Reimbursement Claims shall not be subject to recoupment or setoff on account of any debt arising prior to the Petition Date; and

               (d) the Debtors shall keep a detailed accounting of all intercompany transfers of property (including cash) and intercompany benefit conferred, and reflecting all Junior Reimbursement Claims (including interest thereon). The Debtors shall provide details and summary information regarding cash disbursements of the Debtors on a confidential basis to the Agent and the Committee.

                            MISCELLANEOUS PROVISIONS

          21. Access; Reporting Requirements. The Debtors' obligations to allow access to the Agent's and the Lenders' representatives and to provide information with respect to and otherwise comply with the undertakings and agreements set forth in this Order and the Post-Petition Loan Documents shall continue beyond and survive the expiration of this Order until the payment in full of all Post-Petition Obligations and the termination of all Commitments.

          22. Survival of Liens, Priorities and Rights. The liens, security interests, administrative priorities and other rights and remedies granted to the Agent and Lenders, Otto Hong Kong, any holders of the Primed Liens and the Adequately Protected Debtors by the provisions of this Order and any actions taken pursuant hereto shall survive, and shall not be modified, altered or impaired in any manner (a) by any other financing or extension of credit or incurrence of debt by any of the Debtors (under section 364 of the Bankruptcy Code or otherwise), (b) the entry of an order confirming a plan of reorganization for any of the Debtors, or (c) the entry of an order converting any of these cases to chapter 7 or dismissing any of the chapter 11 cases or by any act or omission whatsoever consistent with section 726(b) of the Bankruptcy Code. The terms and provisions of this Order and the Post-Petition Loan Documents shall continue in these or any superseding chapter 7 cases under the Bankruptcy Code, the liens and security interests granted to the Agent and the Lenders and the superpriority status of the administrative claims and payment provisions contained in the Post-Petition Loan Documents and this Order shall continue in effect until the Post-Petition Obligations are indefeasibly satisfied and discharged and any commitments to lend have been terminated, and the adequate protection provided hereunder to Otto Hong Kong, any holders of Primed Liens or an Adequately Protected Debtor shall respectively continue in effect until the respective claim secured, as the case may be, by the Adequate Protection Lien or the Junior Lien shall have been paid in full.

          23. Binding Effect. This Order shall be binding upon and inure to the benefit of the Agent, the Lenders and the Debtors and their respective successors and assigns, including without limitation, any chapter 11 or chapter 7 trustee hereinafter appointed as a representative of any of the Debtors' estates; provided, however, that the Agent and the Lenders shall have no obligation to extend any financing to any chapter 7 or chapter 11 trustee appointed for the estate of any Debtor.

          24. No Deemed Control. By consenting to this Order, by making advances or extending financial accommodations of any type, kind or nature under this Order or by administering the loans made hereunder, neither the Agent nor the Lenders shall be deemed to be in control of the operations of the Debtors or to be acting as a "responsible person," "managing agent" or "owner or operator" (as such terms or any similar terms are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar Federal or state statute) with respect to the operation or management of the Debtors.

          25. Effect of Modification. If any provision of this Order is hereafter modified, vacated or stayed by subsequent order of this or any other court for any reason, such modification, vacation or stay shall not affect the validity and priority of any of the Post-Petition Obligations incurred under this Order and prior to the effective date of any such modification, vacation or stay, the validity, enforceability or priority of the Post-Petition Obligations shall be governed in all respects by the original provisions of this Order, and the Agent and the Lenders shall be entitled to all of the rights, privileges and benefits granted herein.

          26. No Third Party Beneficiary. No rights are created hereunder for the benefit of any third party, any creditor (other than the Agent and the Lenders and, solely with respect to the rights granted in paragraphs 13 through 17,20 and 22 of this Order, the holders of the Adequate Protection Liens and Junior Liens) or any direct, indirect or incidental beneficiary.

          27. Inconsistency. In the event of any irreconcilable inconsistency between this Order and any agreement heretofore or hereafter entered into by and among the Debtors, the Agent and the Lenders, the terms of this Order shall govern and control.

          28. Immediate Effect of Order. The provisions of this Order shall be effective upon entry of this Order, and the Clerk of the Court is hereby directed to forthwith enter this Order on the docket of this Court maintained in regard to these cases.

          29. Objections. All objections to the Motion and the entry of this Order to the extent not withdrawn or not resolved by the terms of this Order are overruled.

Dated: New York, New York
       April 30, 2003

                                           /s/ Cornelius Blackshear
                                           ------------------------------
                                           UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT B
                          [BORROWING BASE CERTIFICATE]

               [Closing Date Borrowing Base Certificate attached]

                                  SPIEGEL, INC.
                                 BORROWING BASE
                                  AS OF 5/2/03

                                                            NEWPORTS     EDDIE                 EDDIE BAUER
                                           CONSOLIDATED       NEWS       BAUER      SPIEGEL      CANADA
         Gross Inventory                        387,430       83,592    207,008      96,830              -
         Less Ineligibles                        (6,531)        (139)    (3,463)     (2,929)             -
                                           ---------------------------------------------------------------
         Net Eligible Inventory                 380,899       83,453    203,545      93,901              -
         Advance Rate                                           42.6%      71.4%       49.6%          71.4%
                                           ---------------------------------------------------------------
  A      Inventory Availability [1]             227,402       35,538    145,331      46,533              -

         Letter of Credit Outstanding             2,439        1,564          -         875
         Advance Rate                                           36.2%      60.7%       42.1%
                                           ---------------------------------------------------------------
  B      Letter of Credit Availability              935          566          -         368

         85% - Net Amount of Eligible
  C         Major Credit Card A/R                19,123        7,596      5,594       5,934

         70% - Net Amount of Eligible
  D         Consumer Credit Card A/R              4,399        1,100        669       2,631

  E      Less 50% - Outstanding Gift
          Certificates                          (24,409)        (728)   (19,261)     (4,420)
                                           ---------------------------------------------------------------
         Subtotal                               227,450       44,072    132,332      51,045              -

  F      Real Estate Availability                     -

  G      Less Sale Proceeds Reserve Amount            -
                                           ------------
         Net Availability (sum A-G)             227,450
                                           ============

         Newport News = Per Perpetual plus outlet stores
         Spiegel = Per Perpetual (includes outlet stores)
         Eddie Bauer and Eddie Bauer Canada = Per Stockledger

         [1] Consolidated inventory availability is the lesser of (a) 65% of consolidated net eligible inventory valued at lower of cost or market value or (b) the sum of each subsidiary's inventory availability, being 85% of eligible inventory valued at its appraised Orderly Liquidation Percentages (Eddie Bauer and Eddie Bauer Canada - 84%; Spiegel - 58.3% and Newport News - 50.1%).

   Note: Certain figures represent estimates as month end balances have not been finalized.

     EACH OF THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE INFORMATION SET FORTH ABOVE IS TRUE AND COMPLETE. EACH OF THE UNDERSIGNED GRANTS A SECURITY INTEREST IN THE COLLATERAL REFLECTED ABOVE TO BANK OF AMERICA, N. A., AS AGENT, AND REPRESENTS AND WARRANTS THAT SAID COLLATERAL COMPLIES WITH THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AMONG BANK OF AMERICA, N.A., INDIVIDUALLY AND AS AGENT, THE UNDERSIGNED AND CERTAIN OTHER PARTIES.

SPIEGEL INC.                                 BANK OF AMERICA, N.A., AS AGENT

AUTHORIZED SIGNATURE: /s/ [ILLEGIBLE]        RECEIVED BY:______________________
                      ---------------
TITLE:
      -------------------------------


EDDIE BAUER, INC.

AUTHORIZED SIGNATURE: /s/ [ILLEGIBLE]
                      ---------------
TITLE:
                      ---------------

EDDIE BAUER OF CANADA, INC.

AUTHORIZED SIGNATURE: /s/ [ILLEGIBLE]
                      ---------------
TITLE:
                      ---------------

SPIEGEL CATALOG, INC.

AUTHORIZED SIGNATURE: /s/ [ILLEGIBLE]
                      ---------------
TITLE:
                      ---------------

ULTIMATE OUTLET, INC.

AUTHORIZED SIGNATURE: /s/ [ILLEGIBLE]
                      ---------------
TITLE:
                      ---------------

NEWPORT NEWS, INC.

AUTHORIZED SIGNATURE: /s/ [ILLEGIBLE]
                      ---------------
TITLE:
                      ---------------

                                    EXHIBIT C

                   [SEE EDGAR DATABASE FOR COMPANY'S FILINGS]

                                    EXHIBIT D

                  [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT

          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of_____________________________________, 200_ is made between _________________ (the "Assignor")
and____________________________________________ (the "Assignee").

                                    RECITALS

          WHEREAS, the Assignor is party to that certain Loan and Security Agreement, dated as of March 17, 2003 (as amended, amended and restated, modified, supplemented or renewed, the "Loan and Security Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Loan and Security Agreement), made by and among Spiegel, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Spiegel"), Eddie Bauer, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Eddie Bauer"). Spiegel Catalog, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Catalog"), Ultimate Outlet Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Ultimate"). Newport News, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Newport"; and together with Spiegel, Eddie Bauer, Catalog and Ultimate, each a "Borrower" and collectively, the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), the Guarantors party thereto, each of which is a debtor-in-possession under Chapter 11 of the Bankruptcy Code, Bank of America, N.A., as agent (in such capacity, together with any successor in such capacity, the "Agent"), Banc of America Securities LLC, as sole lead arranger and book manager and Fleet Retail Finance Inc. and The CIT Group/Business Credit, Inc., as co-syndication agents.

          WHEREAS, as provided under the Loan and Security Agreement, the Assignor has a Commitment to make Revolving Loans to the Borrowers and participate in Letters of Credit and Credit Support in an aggregate principal amount at any time outstanding not to exceed $____________;

          WHEREAS, the Assignor has made Revolving Loans in the aggregate principal amount of $__________________to one or more of the Borrowers;

          WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders' liabilities under Letters of Credit and Credit Support in an aggregate principal amount of $___________________(the "L/C Obligations")] [no Letters of Credit are outstanding under the Loan and Security Agreement]; and

          WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Loan and Security Agreement in respect of its Commitment thereunder, together with a corresponding portion of each of its outstanding Revolving Loans and L/C Obligations, in an amount equal to $_____________________________(the "Revolver Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   Assignment and Acceptance.

          (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance)____% of (A) the Commitment, [and] the Revolving Loans [and L/C Obligations] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan and Security Agreement and the other Loan Documents.

          (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Loan and Security Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Loan and Security Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Revolver Assigned Amount and acquire the rights of the Assignor with respect to a corresponding portion of each of its outstanding Revolving Loans. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Security Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Revolver Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Loan and Security Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections 4.1, 4.3 and 15.11 of the Loan and Security Agreement to the extent such rights relate to the time prior to the Effective Date.

          (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $____________________________.

          (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $____________________________.

     2.   Payments.

          (a) As consideration for the sale, assignment and transfer contemplated in Section I hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $______________________, representing the principal amount of all Revolving Loans assigned hereunder.

          (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 13.3(a) of the Loan and Security Agreement.

     3.   Reallocation of Payments.

          Any interest, fees and other payments accrued to the Effective Date with respect to the interests and obligations assigned to and assumed by the Assignee hereunder shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the interests and obligations assigned to and assumed by the Assignee hereunder shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding two sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.   Independent Credit Decision.

          The Assignee (a) acknowledges that it has received a copy of the Loan and Security Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrowers and Guarantors, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and. legal decisions in taking or not taking action under the Loan and Security Agreement.

     5.   Effective Date: Notices.

          (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be__________________, 200_ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

               (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

               (ii) the consent of the Agent required for an effective assignment of the Revolver Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

               (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

               (iv) the Assignee shall have complied with Section 13.3 of the Loan and Security Agreement (if applicable);

               (v) the processing fee referred to in Section 2(b) hereof and in Section 13.3(a) of the Loan and Security Agreement shall have been paid to the Agent; and

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

     6.   Agent.

          [(a)] The Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan and Security Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Loan and Security Agreement.

          [(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Loan and Security Agreement.]

     7.   Withholding Tax.

          The Assignee (a) represents and warrants to the Assignor, the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and Spiegel prior to the time that the Agent or the Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     8.   Representations and Warranties.

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan and Security Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Security Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Security Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers or the Guarantors, or the performance or observance by the Borrowers or the Guarantors, of any of their respective obligations under the Loan and Security Agreement or other Loan Documents or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or, consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Loan and Security Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9.   Further Assurances.

          The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrowers or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  Miscellaneous.

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York City over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF

DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.


                                                     [ASSIGNOR]


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------
                                          Address:
                                                  --------------------------

                                                  --------------------------

                                                  --------------------------


                                                     [ASSIGNEE]


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------
                                          Address:
                                                  --------------------------

                                                  --------------------------

                                                  --------------------------

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

                                                             _____________, 200_

Bank of America, N.A., as Agent
335 Madison Avenue
New York, New York 10017
Attn: Frank Palmieri


Re: Spiegel, Inc.

Ladies and Gentlemen:

        We refer to the Loan and Security Agreement, dated as of March 17, 2003 (as amended, amended and restated, modified, supplemented or renewed, the "Loan and Security Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Loan and Security Agreement; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Loan and Security Agreement), made by and among Spiegel, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Spiegel"), Eddie Bauer, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Eddie Bauer"), Spiegel Catalog, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Catalog"), Ultimate Outlet Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Ultimate"), Newport News, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Newport"; and together with Spiegel, Eddie Bauer, Catalog and Ultimate, each a "Borrower" and collectively, the "Borrowers"), the lenders from time to time party there (the "Lenders"), the Guarantors, each of which is a debtor-in-possession under Chapter 11 of the Bankruptcy Code, Bank of America, N.A., as agent (in such capacity, together with any successor in such capacity, the "Agent") Bank of America Securities LLC, as sole lead arranger and book manager, and Fleet Retail Finance Inc, and The CIT Group/Business Credit, Inc., as co-syndication agents.

        1. We hereby give you notice of, and request the consent of the Agent to, the assignment pursuant to the Assignment and Acceptance attached hereto (the "Assignment and Acceptance") by _____________________ (the "Assignor") to ___________________ (the "Assignee") of __________% of the right, title and interest of the Assignor in and to the Loan and Security

Agreement (including the right, title and interest of the Assignor in and to [the Commitment of the Assignor and each of the outstanding Revolving Loans and L/C Obligations (as defined in the Assignment and Acceptance) of the Assignor.

        2. The Assignee agrees that, upon receiving the consent of the Agent to such assignment, the Assignee will be bound by the terms of the Loan and Security Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Loan and Security Agreement.

        3.  The following administrative details apply to the Assignee:

            (A)     Notice Address:

                    Assignee name:
                    Address:

                    Attention:
                    Telephone:  (_____)
                    Telecopier: (_____)
                    Telex (Answerback):

            (B)     Payment Instructions:

                    Account No.:
                             At:

                    Reference:
                    Attention:

        4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

        IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                                    Very truly yours,

                                                    [NAME OF ASSIGNOR]

                                                    By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                    [NAME OF ASSIGNEE]

                                                    By:
                                                        ------------------------
                                                        Name:
                                                        Title:

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

Bank of America, N.A.,
as Agent

By:
   ---------------------------
   Name:
   Title:

                                    EXHIBIT E

                               NOTICE OF BORROWING

                                                         Date: ___________, 200_

To: Bank of America, N.A., as agent (the "Agent") for the lenders (the "Lenders") from time to time party to the Loan and Security Agreement, dated as of March 17, 2003 (as extended, renewed, amended or restated from time to time, the "Loan and Security Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Loan and Security Agreement), made by and among Spiegel, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Spiegel"), Eddie Bauer, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Eddie Bauer"), Spiegel Catalog, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Catalog"), Ultimate Outlet Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Ultimate"), Newport News, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Newport"; and together with Spiegel, Eddie Bauer, Catalog and Ultimate, each a "Borrower" and collectively, the "Borrowers"), the Lenders, the Guarantors party thereto, each of which is a debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Agent, Banc of America Securities LLC, as sole lead arranger and book manager and Fleet Retail Finance Inc. and The CITGroup/Business Credit, Inc., as co-syndication agents.

Ladies and Gentlemen:

        The undersigned Authorized Representative refers to the Loan and Security Agreement and hereby gives you notice irrevocably of the Borrowing requested by the undersigned specified below:

        1.  The Business Day of the proposed Borrowing is _______________, 200_

        2.  The aggregate amount of the proposed Borrowing is $________________.

        3. The Borrowing is to be comprised of [$__________ of Base Rate Loans] and [$____________ of LIBOR Revolving Loans.]

        [4. The duration of the initial Interest Period for the LIBOR Revolving
            Loans included in the Borrowing shall be _______ months.]

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

        (a) The representations and warranties contained in the Loan and Security Agreement and the other Loan Documents are true and correct as though made on and as of such date as though made on and as of such date (both immediately prior to and after giving effect to the proposed Borrowing) and, to the extent such representations and warranties specifically relate to an earlier date, were true and correct on and as of such earlier date;

        (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

        (c) The proposed Borrowing will not exceed the Combined Availability of the Borrowers.

                             SPIEGEL, INC., as Authorized Representative for the Borrowers

                             By:
                                ----------------------------
                                Name:
                                Title:

                                    EXHIBIT F

                        NOTICE OF CONTINUATION/CONVERSION

                                                         Date: ___________, 200_

To: Bank of America, N.A., as agent (the "Agent") for the lenders (the "Lenders") from time to time party to the Loan and Security Agreement, dated as of March 17, 2003 (as extended, renewed, amended or restated from time to time, the "Loan and Security Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Loan and Security Agreement), made by and among Spiegel, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Spiegel"), Eddie Bauer, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Eddie Bauer"), Spiegel Catalog, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Catalog"), Ultimate Outlet Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Ultimate"), Newport News, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Newport"; and together with Spiegel, Eddie Bauer, Catalog and Ultimate, each a "Borrower" and collectively, the "Borrowers"), the Lenders, the Guarantors party thereto, each of which is a debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Agent, Banc of America Securities LLC, as sole lead arranger and book manager and Fleet Retail Finance Inc. and The CIT Group/Business Credit, Inc., as co-syndication agents.

Ladies and Gentlemen:

        The undersigned Authorized Representative refers to the Loan and Security Agreement and hereby gives you notice irrevocably of the [conversion] [continuation] of the Revolving Loans specified herein, that:

        1.  The Continuation/Conversion Date is _____________, 200_.

        2. The aggregate amount of the Revolving Loans to be [converted] [continued] is $______________.

        3. The Revolving Loans are to be [converted into] [continued as][LIBOR Revolving] [Base Rate] Loans.

        [4. The duration of the initial Interest Period for the LIBOR Revolving
            Loans included in the [conversion] [continuation] shall be ____ months.]

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

        (a) The representations and warranties contained in the Loan and Security Agreement and the other Loan Documents are true and correct as though made on and as of such date and, to the extent such representations and warranties specifically relate to an earlier date, were true and correct on and as of such earlier date; and

        (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

                             SPIEGEL, INC., as Authorized Representative for the Borrowers

                             By:
                                -------------------------------
                                Name:
                                Title:

                                    EXHIBIT H

                                  SPIEGEL GROUP

                               FINAL DIP FORECAST

                                  SPIEGEL GROUP
                               FINAL DIP FORECAST

                                                                    Page #
                                                                 -----------
                 Assumptions                                        1 - 3

                 Balance Sheet                                        4

                 Balance Sheet Drivers                                5

                 Detail of Consolidated Balance Sheet Accounts      6 - 10

                 Cash Flow Forecast                                  11

                 Borrowing Base                                      12

               F Excess Availability                                 13

                 Summary Consolidated P&L Forecast                   14

                 Summary Newport News Forecast                       15

                 Summary Spiegel Forecast                            16

                 Summary Eddie Bauer Forecast                        17

                 Summary Corporate Forecast                          18

                 Coverage Ratio                                      19

                                  SPIEGEL GROUP
                                  2003 FORECAST
                              AS OF MARCH 14, 2003

The overall forecast was developed based upon submissions from each business unit as of March 5, 2003. This base line forecast was modified based upon the assumptions provided below. Note that these forecasts assume that the Company discontinues the operations of the Bank effective with the bankruptcy filing. Therefore, all assets and liabilities of the credit card entities (FCNB, SAC, and FSAC) have been eliminated against the Company's equity. In addition, going forward, the Company has assumed that no expenses will be incurred on behalf of the credit card entities.

BALANCE SHEET ASSUMPTIONS:

Receivables: The Company's merchants will issue credit cards for the period from March through May 2003. At the end of May, the private label receivables will be transferred to a third-party service provider. The Company has assumed that a third-party service provider will withhold approximately 15% of the receivable balances to cover servicing cost expenses and, more importantly, charge-off risk.

Net merchandise Inventory: Inventory levels have been forecasted based upon the sales forecasts submitted by the merchants on March 5, 2003. Although we have reflected a significant reduction in net sales versus the March 5, 2003 submission, we have also increased markdown allowances by, on average, 130 basis points from the previous forecast to ensure that inventory levels remain in line with the merchant forecasts.

Capital Spending: Total Capital spending has been forecasted at $26 million, which is comprised of Eddie Bauer store remodeling and visual expenses of $12 million, and IS hardware costs to support on-going projects of approximately $6 million. Our distribution center has forecasted approximately $5 million in capital expenditures, primarily for maintenance necessary for their two facilities. Note: In addition to the $26 million of capital included above, IS has also forecasted an additional $2.8 million in purchased software costs for certain projects. In addition, payroll expense related to internally developed software is forecasted at $6 million.

Third-Party Holdbacks: The Company has assumed that $5 million in holdbacks will occur at the time of the filing, primarily from credit card issuers based upon their perceived risk.

Other assets: Other assets have been forecasted at levels consistent with the pre-petition forecast.

Trade Payables and Liabilities subject to compromise: The Company has assumed that key vendors will be paid approximately $20 million in April for pre-petition claims. Trade post-petition payables have been assumed to build throughout the year consistent with inventory requirements.

Gift Certificates: The Company has assumed that gift certificates will be honored post-petition.

General Taxes: Tax accruals represent primarily property taxes and other "non-income" taxes. The Company will remit sales and use taxes as required.

Accrued liabilities: The Company planned these levels consistent with the pre-petition forecasted balances. Based upon the business plan developed post-petition, these liabilities may be reduced significantly, with no negative cash impact to the Company.

Total Debt: Peak debt levels are forecasted at $223 million in October 2003 that would be well within the borrowing capacity. The Company has put together a borrowing base schedule (see attached) based upon preliminary discussions on advance rates.

INCOME STATEMENT ASSUMPTIONS:

Net Sales: The Company utilized the forecasts submitted by the Merchants on March 5, 2003 as a base line forecast. Then, net sales reductions were made based upon the fact that private-label credit cards issued by FCNB were shut off in early March 2003. The Company has assumed that a certain percentage of customers (40% to 50% from March to May 2003) will convert to another payment method in March through May 2003. To offer an incentive for conversion to another payment method, the Company will offer various discount programs. In addition, the Company will also offer new merchant issued credit cards for this period of time. After May 2003, the Company will be utilizing a third-party to issue and service its credit cards.

Gross Margin: The Company utilized the gross margin rates submitted by the Merchants on March 5, 2003 as a base line forecast. Then, margins were reduced significantly to reflect the necessary markdowns needed to partially offset the sales reductions driven by the elimination of private-label credit cards issued by FCNB.

Advertising Expense: For Spiegel and Newport News, no changes have been made to advertising expenses for the remainder of 2003. For Eddie Bauer, discretionary advertising expenses approximating $8 million have been eliminated from their base-line forecast.

Variable Expenses: The Company has reduced its variable expenses, consistent with the corresponding sales reductions.

Other expenses: The Company has assumed expenses for third-party professionals associated with the filing that totals over $17 million. All other expenses have remained consistent with the March 5, 2003 forecast.

Note/1/: No expenses have been established for restructuring activity that will occur after the bankruptcy filing other than a $6 million expense for the potential consolidation of the warehouses.

Note/2/: Bonus expense has been forecasted based upon bonus plans that were in place pre-petition. No payments for 2003 bonuses have been assumed in 2003.

                             BALANCE SHEET FORECAST
                           (adjusted for Bank Impacts)

                                                                                                   Forecast
                                                                   February    -----------------------------------------------
                                                     Jan - N/a     Proforma     March     April      May      June      July
                                                     ----------   ----------   -------   -------   -------   -------   -------
Assets
   Cash                                                                 25.0      15.0      15.0      15.0      15.0      15.0
   Private Label receivables (see next page)                             5.0      10.4      27.2       0.0       0.0       0.0
   3rd Party A/R Reserve (see next page)                                 0.0       0.0       0.0       6.9      13.0      17.0
Fin. BankCard Receivables (Merchants)                                   15.0      20.0      19.3      20.4      17.0      11.0
   Other receivables                                                    24.8      28.0      27.1      25.3      33.4      29.2
                                                     ----------   ----------   -------   -------   -------   -------   -------
         Total Receivables                                              44.8      58.5      73.6      52.6      63.4      57.2
   Net Merchandise Inventories                                         414.7     432.5     436.3     421.0     427.2     439.4
   Tax Assets                                                            0.0       0.0       0.0       0.0       0.0       0.0
   Prepaid Expenses                                                     53.4      74.1      76.0      62.1      77.2      67.7
   Net Assets of Discountinued Ops                                       0.0       0.0       0.0       0.0       0.0       0.0
                                                     ----------   ----------   -------   -------   -------   -------   -------
         Current Assets                                                537.9     580.0     600.9     550.7     582.8     579.2

   Net Fixed Assets (see next page)                                    297.5     293.6     292.8     290.7     289.3     289.3
   Intangible Assets                                                   135.7     135.7     135.7     135.7     135.7     135.7
   3rd party holdbacks                                                             5.0       5.0       5.0       5.0       5.0
   Other Assets                                                         94.8      96.4      97.8      98.1      98.1      98.8
                                                     ----------   ----------   -------   -------   -------   -------   -------
         Total Assets                                                1,065.9   1,110.7   1,132.3   1,080.2   1,110.9   1,108.0
                                                     ==========   ==========   =======   =======   =======   =======   =======

Liabilities
   Trade Payables                                                        0.0       5.0      10.0      10.0      15.0      15.0
   Gift Certificates & Other Customer Liabilities                       52.4      51.0      50.2      49.9      48.8      48.1
   Salaries, Wages, etc                                                 46.7      38.8      35.0      36.6      39.2      38.1
   General Taxes                                                        60.6      60.1      59.6      59.1      58.6      58.1
   Accrued Returns                                                      26.9      35.9      34.9      34.2      33.5      30.5
   Accrued Liabilities                                                  66.5      65.2      65.0      65.0      64.8      64.6
   Income Taxes Payable
                                                     ----------   ----------   -------   -------   -------   -------   -------
         Current Payables                                              253.1     256.1     254.6     254.9     259.6     254.4

   DIP Financing
         Receivable Facility                                             0.0       5.2      13.6       0.0       0.0       0.0
         Regular DIP Facility                                           10.0      54.9     101.4      74.6     104.7     128.0
                                                     ----------   ----------   -------   -------   -------   -------   -------
                                                                        10.0      60.1     115.0      74.6     104.7     128.0
                                                     ----------   ----------   -------   -------   -------   -------   -------

   Liabilities Subject to Compromise                                 1,450.0   1,450.0   1,430.0   1,430.0   1,430.0   1,430.0
                                                     ----------   ----------   -------   -------   -------   -------   -------
         Total Liabilities                                           1,713.1   1,766.2   1,799.6   1,759.5   1,794.3   1,812.4

Equity                                                                (647.2)   (655.5)   (667.3)   (679.3)   (683.4)   (704.4)
                                                     ----------   ----------   -------   -------   -------   -------   -------
         Total Liabilities & Equity                                  1,065.9   1,110.7   1,132.3   1,080.2   1,110.9   1,108.0
                                                     ==========   ==========   =======   =======   =======   =======   =======

                                                                               Forecast
                                                     --------------------------------------------------------------
                                                      August      September     October      November     December
                                                     ---------   -----------   ----------   ----------   ----------
Assets
   Cash                                                   15.0          15.0         15.0         15.0         15.0
   Private Label receivables (see next page)               0.0           0.0          0.0          0.0          0.0
   3rd Party A/R Reserve (see next page)                  21.5          26.4         30.8         38.0         47.8
Fin. BankCard Receivables (Merchants)                     11.8          13.4         15.5         19.3         12.5
   Other receivables                                      27.4          29.0         28.1         31.1         30.3
                                                     ---------   -----------   ----------   ----------   ----------
         Total Receivables                                60.7          68.9         74.5         88.4         80.7
   Net Merchandise Inventories                           459.2         487.1        503.9        461.1        394.5
   Tax Assets                                              0.0           0.0          0.0          0.0          0.0
   Prepaid Expenses                                       62.9          79.2         65.1         71.5         64.2
   Net Assets of Discountinued Ops                         0.0           0.0          0.0          0.0          0.0
                                                     ---------   -----------   ----------   ----------   ----------
         Current Assets                                  597.8         650.2        658.5        636.1        564.4

   Net Fixed Assets (see next page)                      289.0         287.2        286.0        283.3        278.2
   Intangible Assets                                     135.7         135.7        135.7        135.7        135.7
   3rd party holdbacks                                     5.0           5.0          5.0          5.0          5.0
   Other Assets                                          100.4          99.9         99.6         99.5         99.9
                                                     ---------   -----------   ----------   ----------   ----------
         Total Assets                                  1,127.9       1,178.0      1,184.8      1,159.6      1,083.2
                                                     =========   ===========   ==========   ==========   ==========

Liabilities
   Trade Payables                                         20.0          20.0         20.0         20.0         25.0
   Gift Certificates & Other Customer Liabilities         48.4          49.1         49.7         51.2         54.8
   Salaries, Wages, etc                                   39.4          39.4         40.1         44.2         58.1
   General Taxes                                          57.6          57.1         56.6         56.1         55.6
   Accrued Returns                                        29.9          31.3         34.4         37.4         43.2
   Accrued Liabilities                                    64.4          63.7         63.7         63.0         67.5
   Income Taxes Payable
                                                     ---------   -----------   ----------   ----------   ----------
         Current Payables                                259.8         260.6        264.4        271.0        304.3

   DIP Financing
         Receivable Facility                               0.0           0.0          0.0          0.0          0.0
         Regular DIP Facility                            158.3         216.5        223.4        174.4         43.1
                                                     ---------   -----------   ----------   ----------   ----------
                                                         158.3         216.5        223.4        174.4         43.1
                                                     ---------   -----------   ----------   ----------   ----------

   Liabilities Subject to Compromise                   1,430.0       1,430.0      1,430.0      1,430.0      1,430.0
                                                     ---------   -----------   ----------   ----------   ----------
         Total Liabilities                             1,848.1       1,907.0      1,917.8      1,876.3      1,777.4

Equity                                                  (720.2)       (729.0)      (733.0)      (716.6)      (694.2)

                                                     ---------   -----------   ----------   ----------   ----------
         Total Liabilities & Equity                    1,127.9       1,178.0      1,184.8      1,159.6      1,083.2
                                                     =========   ===========   ==========   ==========   ==========

                              BALANCE SHEET DRIVERS
                           (adjusted for Bank Impacts)

                                                                                                   Forecast
                                                                   February    -----------------------------------------------
                                                     Jan - N/a     Proforma     March     April      May      June      July
                                                     ----------   ----------   -------   -------   -------   -------   -------
Private Label (MIC) Accounts Receivable
   MIC (Gemini)
   Beginning Balance                                                     2.5       5.0      10.4      27.2
       Monthly Sales                                                     2.5       5.0      15.2      17.7
       Other Sales Related Charges          15%                          0.0       0.8       2.3       2.7
Final Interest & Fees                       17%                          0.0       0.1       0.1       0.4
       Payments                              8%                          0.0      (0.4)     (0.8)     (2.2)
       Transfer to ADS                                                                               (45.8)
                                                     ----------   ----------   -------   -------   -------   -------   -------
   Ending Balance                                           0.0          5.0      10.4      27.2       0.0       0.0       0.0
                                                     ==========   ==========   =======   =======   =======   =======   =======

   Borrowing Against MIC Receivables
   Private Label Receivables                                0.0          5.0      10.4      27.2       0.0       0.0       0.0
       Advance rate                                          50%          50%       50%       50%       50%       50%       50%
                                                     ----------   ----------   -------   -------   -------   -------   -------
                                                            0.0          2.5       5.2      13.6       0.0       0.0       0.0
                                                     ==========   ==========   =======   =======   =======   =======   =======

3rd Party (3P) A/R Balance & Calculation of Reserve

   Estimated 3P Funded A/R
   Beginning Balance                                                     0.0       0.0       0.0       0.0      45.8      86.9
     Transfer of A/R                                                                                  45.8
     Monthly Sales                                                                                     0.0      38.4      27.8
     Other Sales Related Charges            15%                                                        0.0       5.8       4.2
     Interest & Fees                        17%                                                        0.0       0.6       1.2
     Payments/Liquidation                    8%                                                        0.0      (3.7)     (7.0)
                                                     ----------   ----------   -------   -------   -------   -------   -------
   Ending Balance                                           0.0          0.0       0.0       0.0      45.8      86.9     113.2
                                                     ==========   ==========   =======   =======   =======   =======   =======

                                                     ----------   ----------   -------   -------   -------   -------   -------
   Unfunded 3P Reserve                      15%             0.0          0.0       0.0       0.0       6.9      13.0      17.0
                                                     ==========   ==========   =======   =======   =======   =======   =======

Fixed Assets
   Beginning Balance                                                             297.5     293.6     292.8     290.7     289.3
     Additions                                                                     1.1       3.3       1.9       3.7       4.1
     Depreciation                                                                 (5.0)     (4.1)     (4.0)     (5.0)     (4.1)
                                                                  ----------   -------   -------   -------   -------   -------
   Ending Balance                                                      297.5     293.6     292.8     290.7     289.3     289.3
                                                                  ==========   =======   =======   =======   =======   =======

                                                                              Forecast
                                                     --------------------------------------------------------------
                                                      August      September     October      November     December
                                                     ---------   -----------   ----------   ----------   ----------
Private Label (MIC) Accounts Receivable
   MIC (Gemini)
   Beginning Balance
       Monthly Sales
       Other Sales Related Charges          15%
Final Interest & Fees                       17%
       Payments                              8%
       Transfer to ADS
                                                     ---------   -----------   ----------   ----------   ----------
   Ending Balance                                          0.0           0.0          0.0          0.0          0.0
                                                     =========   ===========   ==========   ==========   ==========

   Borrowing Against MIC Receivables
   Private Label Receivables                               0.0           0.0          0.0          0.0          0.0
       Advance rate                                         50%           50%          50%          50%          50%
                                                     ---------   -----------   ----------   ----------   ----------
                                                           0.0           0.0          0.0          0.0          0.0
                                                     =========   ===========   ==========   ==========   ==========

3rd Party (3P) A/R Balance & Calculation of Reserve

   Estimated 3P Funded A/R
   Beginning Balance                                     113.2         143.1        176.1        205.4        253.2
     Transfer of A/R
     Monthly Sales                                        32.5          36.9         35.5         53.3         71.5
     Other Sales Related Charges            15%            4.9           5.5          5.3          8.0         10.7
     Interest & Fees                        17%            1.6           2.0          2.5          2.9          3.0
     Payments/Liquidation                    8%           (9.1)        (11.4)       (14.1)       (16.4)       (20.3)
                                                     ---------   -----------   ----------   ----------   ----------
   Ending Balance                                        143.1         176.1        205.4        253.2        318.8
                                                     =========   ===========   ==========   ==========   ==========

                                                     ---------   -----------   ----------   ----------   ----------
   Unfunded 3P Reserve                      15%           21.5          26.4         30.8         38.0         47.8
                                                     =========   ===========   ==========   ==========   ==========

Fixed Assets
   Beginning Balance                                     289.3         289.0        287.2        286.0        283.4
     Additions                                             3.9           3.4          3.0          1.6          0.0
     Depreciation                                         (4.2)         (5.2)        (4.2)        (4.3)        (5.2)
                                                     ---------   -----------   ----------   ----------   ----------
   Ending Balance                                        269.0         287.2        286.0        283.3        278.2
                                                     =========   ===========   ==========   ==========   ==========

                  DETAIL OF CONSOLIDATED BALANCE SHEET ACCOUNTS

                                  Item                    Jan     Feb     Mar     Apr     May     June
                ---------------------------------------  ------  ------  ------  ------  ------  ------
Other Trade Accounts Receivables

   Spiegel      Claims - Transportation Companies           353     400     300     300     200     200
                Bank Cards                                1,127     700     800   1,300   1,300   1,000
                Bank Card Deferred Billing                4,427   6,100   6,100   6,000   6,500   5,400
                Merchandise Clearing Account                 53       0       0       0     100       0
                Incentive Business                        1,025   1,200     700     700     800     600
Final DIP Forecast Commission from American Bankers           0       0       0       0       0       0
                List Sales                                1,197   1,260   1,260   1,170   1,060   1,080
                Vendor Debit Balances                     2,405   2,200   2,400   3,400   1,900   3,600
                Other                                     2,055   2,700   2,900   2,600   2,700   6,000
                                                         ------  ------  ------  ------  ------  ------
                 Total Spiegel                           12,642  14,560  14,46O  15,470  14,580  17,680
                                                         ------  ------  ------  ------  ------  ------
   Eddie Bauer  Construction Allowances                   3,348   3,158   2,962   2,616   1,967   1,697
                Vendor Receivable                         3,701   2,529   3,019   2,932   2,951   2,981
                Ford Bronco Receivable                    2,053   1,859   3,593   2,067   1,787   5,366
                Bank Cards                                6,198   4,485   6,915   6,274   6,923   6,232
                Eddie Bauer Japan Royalty                    67       4   1,396   1,873   2,128   2,190
                Duty                                         96      96     154     168     176     163
                Freight Claims                              599     509     218     197     364     374
                Utility Deposits                             53      53      59      61      66      62
                Customer Receivables                      1,372     943     756     778     635     700
                Other                                     4,275   4,235   4,358   4,341   4,351   4,296
                                                         ------  ------  ------  ------  ------  ------
                 Total Eddie Bauer                       21,762  17,869  23,430  21,307  21,547  24,261
                                                         ------  ------  ------  ------  ------  ------
   Newport News List Rental Receivable                    1,335   1,250   1,250   1,250   1,250   1,250
                Import Chargebacks                          298     303     303     303     303     303
                Bank Cards                                  410     516     516     516     516     516
                Deferred/Delayed Billing - Bank Cards     5,639   5,307   5,707   5,207   5,207   3,807
                Customer Receivables                        709     766     766     766     766     766
                Other                                       708     579     579     579     579     579
                                                         ------  ------  ------  ------  ------  ------
                 Total Newport News                       9,099   8,721   9,121   8,621   8,621   7,221
                                                         ------  ------  ------  ------  ------  ------
   Insurance                                                444     444     444     444     444     444
                                                         ------  ------  ------  ------  ------  ------
   DFS                                                       21       0       0       0       0       0
                                                         ------  ------  ------  ------  ------  ------
   SGTS                                                     275     314      56      17      34      51
                                                         ------  ------  ------  ------  ------  ------
   SHGS                                                      23      23      23      23      23      23
                                                         ------  ------  ------  ------  ------  ------
   SIC                                                     (11)     500     500     500     500     500
                                                         ------  ------  ------  ------  ------  ------
                 Consolidated Total                      44,255  42,431  48,034  46,382  45,748  50,380
                                                         ======  ======  ======  ======  ======  ======

   Memo:        Bankcard Receivables (Merchants)         17,801  17,108  20,038  19,297  20,446  16,955
                Other Trade Account Receivables
                                                         ------  ------  ------  ------  ------  ------
                 excl. Bankcard Receivables              26,454  25,323  27,996  27,085  25,303  33,425
                                                         ======  ======  ======  ======  ======  ======

                                  Item                    July    Aug     Sept    Oct     Nov     Dec
                ---------------------------------------  ------  ------  ------  ------  ------  ------
Other Trade Accounts Receivables

   Spiegel      Claims - Transportation Companies           200     300     300     200     200     600
                Bank Cards                                  900   1,100   1,100   1,100   1,300     900
                Bank Card Deferred Billing                    0       0       0       0       0       0
                Merchandise Clearing Account                500     400     600     700   1,000   1,500
                Incentive Business                            0       0       0       0       0       0
Final DIP Forecast Commission from American Bankers       1,080   1,080     990   1,080   1,080     990
                List Sales                                2,900   4,500   2,400   2,200   2,200   3,900
                Vendor Debit Balances                     3,800   3,000   3,100   3,600   4,600   3,590
                Other                                     2,200   2,100   2,500   2,900   2,200   1,900
                                                         ------  ------  ------  ------  ------  ------
                 Total Spiegel                           11,580  12,480  10,990  11,780  12,580  13,360
                                                         ------  ------  ------  ------  ------  ------
   Eddie Bauer  Construction Allowances                   1,536   1,336   1,136     936     736     536
                Vendor Receivable                         1,934   2,115   2,017   2,084   3,709   3,443
                Ford Bronco Receivable                    3,014   1,685   4,318   2,738   2,467   2,973
                Bank Cards                                5,761   6,617   7,211   6,116  11,697   6,104
                Eddie Bauer Japan Royalty                 2,665   1,644   2,071   2,231   2,485   1,093
                Duty                                        114     125     106     101     126     101
                Freight Claims                              454     494     514     502     593     498
                Utility Deposits                             54      60      59      59      68      43
                Customer Receivables                        628     566     655     838   1,666   1,404
                Other                                     4,224   4,097   4,098   4,057   4,054   3,815
                                                         ------  ------  ------  ------  ------  ------
                 Total Eddie Bauer                       20,385  18,739  22,386  21,662  27,602  20,011
                                                         ------  ------  ------  ------  ------  ------
   Newport News List Rental Receivable                    1,250   1,250   1,250   1,250   1,250   1,250
                Import Chargebacks                          303     303     303     303     303     303
                Bank Cards                                  516     516     516     516     516     516
                Deferred/Delayed Billing - Bank Cards     3,807   3,807   4,607   5,807   5,807   5,007
                Customer Receivables                        766     766     766     766     766     766
                Other                                       579     579     579     579     579     579
                                                         ------  ------  ------  ------  ------  ------
                 Total Newport News                       7,221   7,021   8,021   9,221   9,221   8,421
                                                         ------  ------  ------  ------  ------  ------
   Insurance                                                444     444     444     444     444     444
                                                         ------  ------  ------  ------  ------  ------
   DFS                                                        0       0       0       0       0       0
                                                         ------  ------  ------  ------  ------  ------
   SGTS                                                      18      35      77      29      59      89
                                                         ------  ------  ------  ------  ------  ------
   SHGS                                                      23      23      23      23      23      23
                                                         ------  ------  ------  ------  ------  ------
   SIC                                                      500     500     500     500     500     500
                                                         ------  ------  ------  ------  ------  ------
                 Consolidated Total                      40,171  39,242  42,441  43,660  50,429  42,868
                                                         ======  ======  ======  ======  ======  ======

   Memo:        Bankcard Receivables (Merchants)         10,984  11,840  13,434  15,539  19,320  12,527
                Other Trade Account Receivables
                                                         ------  ------  ------  ------  ------  ------
                 excl. Bankcard Receivables              29,166  27,402  29,007  28,120  31,109  30,341
                                                         ======  ======  ======  ======  ======  ======

Note: January reflects actual Information. February through December reflects the March 5, 2003 forecast Information.

                  DETAIL OF CONSOLIDATED BALANCE SHEET ACCOUNTS

                            Item                     Jan      Feb      Mar      Apr      May      June     July     Aug      Sept
                 -----------------------------      ------   ------   ------   ------   ------   ------   ------   ------   ------
Prepaid Expense - Other

    Spiegel      Prepaid Postage                     4,204    2,500    4,000    2,600    3,700    1,400    2,900    2,200    3,500
                 Prepaid Insurance                      65      100      100      100      500      500      600      700      700
                 Prepaid Rent                            7        0        0        0        0        0        0        0      600
                 Prepaid Due From Subsidiaries           0        0        0        0        0        0        0        0      600
                 Prepaid Pension Expense              (146)    (146)    (146)    (146)    (146)    (146)    (146)    (146)    (146)
                 Other                                 895      600      700      800      900      300      500      600      500
                                                    ------------------------------------------------------------------------------
                    Total Spiegel                    5,026    3,054    4,654    3,354    4,954    2,054    3,854    3,354    5,754
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
    Eddie Bauer  Warehouse Supplies Inventory        1,204      999    1,211    1,203    1,157    1,110      844      729      920
                 Prepaid Rent                            0        0   13,000   13,000        0   13,000   13,000        0   13,000
                 Split $ Life Insurance                108      108      381      497      511      463      392      434      419
                 Professional Services                 539      378      259      219      272      154      149      154      154
                 Travel Advances                        49       10       42       25       35      124       58       94      106
                 Other                               4,135    6,509    6,545    6,548    6,557    6,628    6,569    9,688    8,785
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
                    Total Eddie Bauer                6,035    8,004   21,438   21,492    8,533   21,479   21,012   11,099   23,383
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
    Newport News Prepaid Supplies                      215      225      225      225      225      225      225      225      225
                 Prepaid Service Contracts               8        5        5        5        5        5        5        5        5
                 Other                               2,160    2,405    1,405    1,405    1,405    2,405    1,505    1,505    1,505
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
                    Total Newport News               2,383    2,635    1,635    1,635    1,635    2,635    1,735    1,735    1,735
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
    DFS          Supplies Inventory                  2,011    2,101    2,091    1,996    1,985    1,975    2,009    1,998    1,988
                 Prepaid Postage                       491      660      276      829      414      692      520      676      726
                 Other                                  62      110      105      161      129      129      142      115      107
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
    DFS             Total DFS                        2,564    2,892    2,471    2,986    2,528    2,796    2,671    2,789    2,820
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
    SGTS            Total SGTS                          22       25       20       40       30       20       40       30       20
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
    IS                                               1,729    1,449    1,099    2,511    2,231    1,881    1,768    1,772    1,422
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
    SIC          Prepaid Due From Subsidiaries       2,683    4,000    4,000    4,000    4,000    4,000    4,000    4,000    4,000
                 Unexpired Insurance premiums          181      834    1,124    1,161    1,078      928      750      503      219
                 Prepaid Insurance - Split $ Life       69        0        0       67      199      171      153      122       91
                 Investment Corp                       328      328      328      328      328      328      328      328      328
                 Director & Officer Insurance            0        0    8,708    7,917    7,125    6,333    5,542    4,750    3,958
                 Other                                  21       30       30       30       30       30       30       30       30
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
                    Total SIC                        3,282    5,192   14,190   13,503   12,760   11,790   10,803    9,733    8,626
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
                    Consolidated Total              21,041   23,251   45,506   45,520   32,671   42,655   41,883   30,512   43,761
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------

Prepaid Expense - Advertising
    Spiegel                                         13,107   23,000   14,600   17,300   13,900   22,700   14,800   19,400   21,600
    Eddie Bauer                                      7,710    8,630    6,494    7,094    7,584    7,140    6,290    6,899    6,912
    Newport News                                    10,089    9,621    7,456    6,105    7,960    4,659    4,693    6,076    6,920
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
                                                    30,906   41,251   28,550   30,499   29,443   34,499   25,784   32,376   35,432
                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------

                                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Prepaid Expenses                              51,947   64,502   74,058   76,019   62,114   77,154   67,666   62,888   79,193
                                                    ======   ======   ======   ======   ======   ======   ======   ======   ======

                            Item                     Oct       Nov      Dec
                 -----------------------------      ------   ------   ------
Prepaid Expense - Other

    Spiegel      Prepaid Postage                     2,300    2,700    2,000
                 Prepaid Insurance                     700      700      100
                 Prepaid Rent                          100        0      900
                 Prepaid Due From Subsidiaries         600      600        0
                 Prepaid Pension Expense              (146)    (146)    (146)
                 Other                                 700      800    1,300
                                                    ------   ------   ------
                    Total Spiegel                    4,254    4,654    4,154
                                                    ------   ------   ------
    Eddie Bauer  Warehouse Supplies Inventory          392      171      985
                 Prepaid Rent                            0   13,000   13,000
                 Split $ Life Insurance                400      444      108
                 Professional Services                 246      772      489
                 Travel Advances                        73      161       45
                 Other                               7,175    8,396    7,824
                                                    ------   ------   ------
                    Total Eddie Bauer                8,286   22,944   22,452
                                                    ------   ------   ------
    Newport News Prepaid Supplies                      225      225       30
                 Prepaid Service Contracts               5        5        5
                 Other                               1,505    1,355      870
                                                    ------   ------   ------
                    Total Newport News               1,735    1,585      905
                                                    ------   ------   ------
    DFS          Supplies Inventory                  1,957    1,947    1,936
                 Prepaid Postage                       679      577      324
                 Other                                 144       96      189
                                                    ------   ------   ------
    DFS             Total DFS                        2,781    2,620    2,450
                                                    ------   ------   ------
    SGTS            Total SGTS                          40       30       20
                                                    ------   ------   ------
    IS                                               1,142      662    1,012
                                                    ------   ------   ------
    SIC          Prepaid Due From Subsidiaries       4,000    4,000      100
                 Unexpired Insurance premiums          154      (15)     185
                 Prepaid Insurance - Split $ Life       61       30        0
                 Investment Corp                       328      328        0
                 Director & Officer Insurance        3,167    2,375    1,583
                 Other                                  30       30       30
                                                    ------   ------   ------
                    Total SIC                        7,740    6,748    1,898
                                                    ------   ------   ------
                    Consolidated Total              25,978   39,443   32,891
                                                    ------   ------   ------

Prepaid Expense - Advertising
    Spiegel                                         22,300   17,400   18,400
    Eddie Bauer                                      6,893    8,009    6,012
    Newport News                                     9,945    6,693    6,890
                                                    ------   ------   ------
                                                    39,138   32,102   31,302
                                                    ------   ------   ------

                                                    ------   ------   ------
Total Prepaid Expenses                              65,116   71,544   64,193
                                                    ======   ======   ======

     Note: January reflects actual information. February through December reflects the March 5, 2003 forecast Information.

                 DETAILS OF CONSOLIDATED BALANCE SHEET ACCOUNTS

                            Item                      Jan       Feb      Mar      Apr      May      June     July      Aug
                 ----------------------------------  -------   ------   ------   ------   ------   ------   ------   -------
Other/Assets

  Spiegel      Cash Surrender Value - Split $ Life     3,887    2,020    2,020    2,020    2,020    2,020    2,020     2,020
               Lease Leveling-New Headquarters        34,711   35,024   35,339   35,654   35,969   36,284   36,599    36,914
               Capitalized Software                       98       93       88       83       78       73       68        63
               Other                                       0    1,869    1,869    1,869    1,869    1,869    1,869     1,869
                                                     -------   ------   ------   ------   ------   ------   ------   -------
                  Total Spiegel                       38,696   39,006   39,316   39,626   39,936   40,246   40,556    40,866
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  Eddie Bauer  Capitalized Software                      277      246      221      196      171      146      121        96
               Seattle Store - Note                       85       78       73       68       63       58       53        48
               Investment EB Germany                     692      689      593      416      317       27      (43)      968
               Investment Otto-Surnisho                7,983    8,154    7,603    7,666    7,796    8,011    8,096     8,133
               Cash Surrender Value - Split $ Life     1,206      775      775      775      775      775      775       775
                                                     -------   ------   ------   ------   ------   ------   ------   -------
                  Total Eddie Bauer                   10,243    9,942    9,266    9,120    9,121    9,017    9,001    10,020
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  Newport News Software                                  933      572      507      442      377      312      247       182
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  DFS          Software                                8,642    8,601    8,591    8,584    8,576    8,566    8,558     8,550
               Other                                     328      361      361      361      361      361      361       361
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  DFS             Total DFS                            8,970    8,962    8,952    8,945    8,937    8,927    8,919     8,911
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  SGTS                                                   293      272      251      230      209      194      179       167
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  IS           Capitalized Software                   27,565   27,149   27,246   28,624   28,686   28,534   29,045    29,396
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  Insurance                                            1,342    1,342    1,342    1,342    1,342    1,342    1,342     1,342
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  SHGS         Investment in Newgistics                6,000    6,000    6,000    6,000    6,000    6,000    6,000     6,000
               Purchased Software CIP                    601      601      601      601      601      601      601       601
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  SHGS         Total SHGS                              6,601    6,601    6,601    6,601    6,601    6,601    6,601     6,601
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  SIC          Tax Credit Investments                    114      114      114      114      114      114      114       114
               FDIC Deposit with FCNB                    100      100      100      100      100      100      100       100
               Cash Surrender Value                      547      547      547      547      547      547      547       547
               Capitalized Bank Fees                   3,706        0        0        0        0        0        0         0
               Supp Retirement                         2,235    2,235    2,235    2,235    2,235    2,235    2,235     2,235
                                                     -------   ------   ------   ------   ------   ------   ------   -------
                  Total SIC                            6,702    2,996    2,996    2,996    2,996    2,996    2,996     2,996
                                                     -------   ------   ------   ------   ------   ------   ------   -------
  Elimination                                           (100)    (100)    (100)    (100)    (100)    (100)    (100)     (100)
                                                     -------   ------   ------   ------   ------   ------   ------   -------
               Consolidated Total                    101,245   96,742   96,377   97,626   98,105   98,069   99,786   100,381
                                                     =======   ======   ======   ======   ======   ======   ======   =======

                            Item                      Sept     Oct      Nov      Dec
               -----------------------------------   ------   ------   ------   ------
Other/Assets

  Spiegel      Cash Surrender Value - Split $ Life    2,020    2,020    2,020    2,020
               Lease Leveling-New Headquarters       37,229   37,544   37,859   38,174
               Capitalized Software                      58       53       48       43
               Other                                  1,869    1,869    1,869    1,869
                                                     ------   ------   ------   ------
                  Total Spiegel                      41,176   41,486   41,796   42,106
                                                     ------   ------   ------   ------
  Eddie Bauer  Capitalized Software                      71       46       21       (4)
               Seattle Store - Note                      43       38       33       28
               Investment EB Germany                    955      928    1,043    1,037
               Investment Otto-Surnisho               7,851    7,876    8,023    8,388
               Cash Surrender Value - Split $ Life      775      775      775     1275
                                                     ------   ------   ------   ------
                  Total Eddie Bauer                   9,685    9,663    9,895   10,725
                                                     ------   ------   ------   ------
  Newport News Software                                 117       52      (14)     (81)
                                                     ------   ------   ------   ------
  DFS          Software                               8,541    8,533    8,525    8,515
               Other                                    361      361      361      361
                                                     ------   ------   ------   ------
  DFS             Total DFS                           8,902    8,894    8,886    8,876
                                                     ------   ------   ------   ------
  SGTS                                                  155      143      131      119
                                                     ------   ------   ------   ------
  IS           Capitalized Software                  29,057   28,535   28,012   27,350
                                                     ------   ------   ------   ------
  Insurance                                           1,342    1,342    1,342    1,342
                                                     ------   ------   ------   ------
  SHGS         Investment in Newgistics               6,000    6,000    6,000    6,000
               Purchased Software CIP                   601      601      601      601
                                                     ------   ------   ------   ------
  SHGS         Total SHGS                             6,601    6,601    6,601    6,601
                                                     ------   ------   ------   ------
  SIC          Tax Credit Investments                   114      114      114      114
               FDIC Deposit with FCNB                   100      100      100      100
               Cash Surrender Value                     547      547      547      547
               Capitalized Bank Fees                      0        0        0        0
               Supp Retirement                        2,235    2,235    2,235    2,235
                                                     ------   ------   ------   ------
                  Total SIC                           2,996    2,996    2,996    2,996
                                                     ------   ------   ------   ------
  Elimination                                          (100)    (100)    (100)    (100)
                                                     ------   ------   ------   ------
                 Consolidated Total                  99,940   99,611   99,545   99,934
                                                     ======   ======   ======   ======

Note: January reflects actual Information. February through December reflects the March 5, 2003 forecast information with the exception of March through December elimination of capitalized bank lees.

                 DETAIL OF CONSOLIDATED BALANCE SHEET ACCOUNTS

                               Item                       Jan      Feb      Mar      Apr      May      June     July     Aug
                -------------------------------------    ------   ------   ------   ------   ------   ------   ------   ------
Gift Certificates & Other Customer Credits

   Spiegel      Unshipped Cash Orders                       639    1,600    1,000    1,000    1,000    1,000    1,000    1,000
                Refund Draft Liability                      411      500      500      500      500      500      500      500
                Misc Gift Certificates                    8,314    7,500    7,300    7,300    7,300    7,100    7,200    7,100
                                                         ---------------------------------------------------------------------
                   Total Spiegel                          9,364    9,600    8,800    8,800    8,800    8,600    8,700    8,600
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   Newport News Due Customer                                752      862    1,119      933      881      756      488      688
                                                         ------   ------   ------   ------   ------   ------   ------   ------
Fir Eddie Bauer Gift Bonds                               41,580   40,185   39,128   38,454   38,253   37,607   37,329   37,540
                Unappiled orders/backorders                 296      148      208      215      225      204      184      185
                Amex Stored Value                         1,887    1,841    1,788    1,785    1,786    1,401    1,401    1,401
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Total Eddie Bauer                     43,763   42,174   41,124   40,454   40,264   39,212   38,914   39,126
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Consolidated Total                    53,879   52,636   51,043   50,187   49,945   48,568   48,102   48,414
                                                         ======   ======   ======   ======   ======   ======   ======   ======

Salaries, Wages, & Employee Benefits

   Spiegel      Accrued Payroll                               0        0    1,000    1,000    1,000    1,000    1,000    1,000
                Accrued Bonus                               372      335      335      335      335      335      335      335
                Accrued Vacation Pay                      1,628    1,628    1,628    1,628    1,628    1,628    1,628    1,628
                Accrued Profit Sharing                       62       62       62       62       62       62       62       62
                Reserve-Post Retirement Benefits          5,275    5,311    5,311    5,311    5,311    5,311    5,311    5,311
                Accrued Unfunded Vebe                     1,137    1,138    1,138    1,138    1,138    1,138    1,138    1,138
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Total Spiegel                          8,474    8,474    9,474    9,474    9,474    9,474    9,474    9,474
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   Eddie Bauer  Accrued Wages                             4,650    4,381    2,710    2,948    2,967    4,666    4,179    4,105
                Profit Sharing/SERP                         255      255        0        0        0        0        0        0
                Vacation Pay                              5,886    6,115    6,170    6,941    7,683    7,086    6,022    6,641
                Incentive                                12,125   11,450    5,725        0        0        0        0        0
                Benefits                                  2,690    2,664    1,740    1,911    2,044    1,916    1,688    1,805
                Other                                       (60)    (130)    (223)    (310)    (398)    (464)    (444)    (546)
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Total Eddie Bauer                     25,546   24,735   16,122   11,490   12,297   13,204   11,446   12,004
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   Newport News Accrued Payroll/Benefits                  1,228    1,077      517      527      537      652      562      572
                Accrued Bonus                               190      224      299      345      485      660      875    1,090
                Accrued Profit Sharing                       75      150      245      283      358      453      528      603
                Accrued Vacation                            885      885      885      885      885      885      885      885
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Total Newport News                     2,378    2,336    1,946    2,040    2,265    2,650    2,850    3,150
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   DFS                                                    2,904    1,817    2,042    2,337    2,562    2,787    2,967    3,192
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   SGTS                                                   3,733    4,050    4,000    4,220    4,440    4,304    4,406    4,508
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   I/S                                                    3,078    3,263    3,496    3,683    3,869    4,102    4,289    4,475
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   SIC          Accrued Bonus                             1,120    1,120      120      120      120      944      944      944
                Accrued Vacation Pay & Payroll              449      449      449      449      449      449      449      449
                Accrued Profit Sharing                      240      240      240      240      240      324      324      324
                FAS 106 Liability                           914      914      914      914      914      914      914      914
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Total SIC                              2,724    2,724    1,724    1,724    1,724    2,631    2,631    2,631
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                 Consolidated Total                      48,837   47,399   38,804   34,968   36,631   39,153   38,063   39,435
                                                         ======   ======   ======   ======   ======   ======   ======   ======

Liability for Future Returns
                Spiegel                                   9,716    9,716    9,716    9,716    9,716    9,716    9,716    9,716
                Eddie Bauer                              14,527   12,686   13,891   14,189   13,644   11,970   11,817   11,439
                Newport News                              5,696    5,358   12,330   10,945   10,820   11,812    8,986    8,762
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Total Liability for Future Returns    29,939   27,760   35,937   34,850   34,180   33,498   30,519   29,937
                                                         ------   ------   ------   ------   ------   ------   ------   ------

                               Item                       Sept     Oct      Nov      Dec
                -------------------------------------    ------   ------   ------   ------
Gift Certificates & Other Customer Credits

   Spiegel      Unshipped Cash Orders                     1,000    1,000    1,000    1,300
                Refund Draft Liability                      500      500      500      700
                Misc Gift Certificates                    7,200    7,300    7,600    7,500
                                                         ---------------------------------
                   Total Spiegel                          8,700    8,800    9,100    9,500
                                                         ------   ------   ------   ------
   Newport News Due Customer                                854      881      755      386
                                                         ------   ------   ------   ------
Fir Eddie Bauer Gift Bonds                               37,951   38,409   39,687   42,262
                Unappiled orders/backorders                 201      220      257      491
                Amex Stored Value                         1,401    1,401    1,401    2,201
                                                         ------   ------   ------   ------
                   Total Eddie Bauer                     39,553   40,030   41,345   44,954
                                                         ------   ------   ------   ------
                   Consolidated Total                    49,107   49,711   51,200   54,840
                                                         ======   ======   ======   ======

Salaries, Wages, & Employee Benefits

   Spiegel      Accrued Payroll                           1,000    1,000    1,000    1,000
                Accrued Bonus                               335      335      335      335
                Accrued Vacation Pay                      1,628    1,628    1,628    1,628
                Accrued Profit Sharing                       62       62    1,062    1,062
                Reserve-Post Retirement Benefits          5,311    5,311    5,311    5,311
                Accrued Unfunded Vebe                     1,138    1,138    1,138    2,138
                                                         ------   ------   ------   ------
                   Total Spiegel                          9,474    9,474   10,474   11,474
                                                         ------   ------   ------   ------
   Eddie Bauer  Accrued Wages                             2,557    2,628    3,163    4,115
                Profit Sharing/SERP                           0        0        0    4,100
                Vacation Pay                              6,688    6,971    8,542    4,982
                Incentive                                     0        0        0    9,000
                Benefits                                  1,833    1,841    2,156    2,212
                Other                                      (558)    (755)    (779)       0
                                                         ------   ------   ------   ------
                   Total Eddie Bauer                     10,720   10,684   13,083   24,410
                                                         ------   ------   ------   ------
   Newport News Accrued Payroll/Benefits                    587      597      612      610
                Accrued Bonus                             1,365    1,505    1,680    1,850
                Accrued Profit Sharing                      698      773      868      963
                Accrued Vacation                            885      885      885      885
                                                         ------   ------   ------   ------
                   Total Newport News                     3,535    3,760    4,045    4,308
                                                         ------   ------   ------   ------
   DFS                                                    3,417    3,720    3,345    4,170
                                                         ------   ------   ------   ------
   SGTS                                                   4,000    4,000    4,000    4,000
                                                         ------   ------   ------   ------
   I/S                                                    4,708    4,896    5,081    5,314
                                                         ------   ------   ------   ------
   SIC          Accrued Bonus                             1,766    1,766    1,766    2,590
                Accrued Vacation Pay & Payroll              449      449      449      449
                Accrued Profit Sharing                      407      407      407      490
                FAS 106 Liability                           914      914      914      914
                                                         ------   ------   ------   ------
                   Total SIC                              3,537    3,537    3,537    4,444
                                                         ------   ------   ------   ------
                 Consolidated Total                      39,391   40,070   44,165   58,120
                                                         ======   ======   ======   ======

Liability for Future Returns
                Spiegel                                   9,716    9,716    9,716    9,716
                Eddie Bauer                              11,412   14,499   16,538   24,755
                Newport News                             10,128   10,201   11,193    8,774
                                                         ------   ------   ------   ------
                   Total Liability for Future Returns    31,256   34,416   37,447   43,245
                                                         ------   ------   ------   ------

Note: January reflects actual information. February through December reflects the March 5, 2003 forecast Information.

                  DETAIL OF CONSOLIDATED BALANCE SHEET ACCOUNTS

                               Item                       Jan      Feb      Mar      Apr      May      June     July     Aug
                -------------------------------------    ------   ------   ------   ------   ------   ------   ------   ------
Other Expenses

   Spiegel      Self Insurance                            1,020    1,019    1,019    1,019    1,019    1,019    1,019    1,019
                Commissions                                 729      879      971      971      971      971      971      971
                Forece Count Reduct/Severence                 0        0      500      500      500      500      500      500
Final DIP Forecast Reserve Pension Liability              9,043    9,043    9,043    9,043    9,043    9,043    9,043    9,043
                Leasehold Reserve                            26       26      100      100      100      100      100      100
                Other                                        68      887      361      380      358      343      355      364
                                                         ---------------------------------------------------------------------
                   Total Spiegel                         10,884   11,854   11,994   12,013   11,991   11,976   11,988   11,997
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   Eddie Bauer  Deferred Rent                            18,049   18,023   18,029   18,029   18,033   18,024   17,921   17,732
                Accrued Rent                                802      680      627      624      625      240      240      240
                Redeployment Reserve                        253      132      132      132      132      132      132      132
                Bad Debt Reserve                          2,755    2,733    2,793    2,800    2,810    2,789    2,769    2,770
                Other                                     1,773    1,465    1,106    1,112    1,184    1,324    1,315    1,240
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Total Eddie Bauer                     23,632   23,033   22,687   22,697   22,784   22,509   22,377   22,114
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   Newport News Accrued Benefits                             68       59       59       59       59       59       59       59
                Club Revenue                              5,350    5,350    5,350    5,350    5,350    5,350    5,350    5,350
                Accrued Rent                              1,332    1,329    1,329    1,329    1,329    1,329    1,329    1,329
                Other                                     1,330    1,395    1,386    1,386    1,386    1,386    1,386    1,386
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Total Newport News                     8,080    8,133    8,124    8,124    8,124    8,124    8,124    8,124
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   DFS          Other                                     1,172    1,200    1,200    1,200    1,200    1,200    1,200    1,200
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   SGTS                                                     888      994    1,344    1,344    1,344    1,344    1,344    1,344
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   Insurance                                              2,017    2,017    2,017    2,017    2,017    2,017    2,017    2,017
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   SHGS                                                   3,604    3,604    3,604    3,604    3,604    3,604    3,604    3,604
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   IS                                                       567      568      568      568      568      568      568      568
                                                         ------   ------   ------   ------   ------   ------   ------   ------
   SIC          Accrued Interest                          9,332        0        0        0        0        0        0        0
                Self Insurance Reserve                      517      520      520      520      520      520      520      520
                Accrued Audit Fees/Annual Rept Fees         710      383      383      100      100      100      100      100
                Supp Retirement                           2,235    2,235    2,235    2,235    2,235    2,235    2,235    2,235
                Retirement Severance                        734      298      298      298      298      298      298      298
                Fair Value of Derivatives                 6,933    6,933    6,933    6,933    6,933    6,933    6,933    6,933
                Misc. InterCo. & Prof Service Accruals    4,603    3,324    3,324    3,324    3,324    3,324    3,324    3,324
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Total SIC                             25,159   13,693   13,693   13,410   13,410   13,410   13,410   13,410
                                                         ------   ------   ------   ------   ------   ------   ------   ------
                   Consolidated Total                    76,003   65,096   65,232   64,978   65,042   64,752   64,633   64,378
                                                         ======   ======   ======   ======   ======   ======   ======   ======

                               Item                       Sept     Oct      Nov      Dec
                -------------------------------------    ------   ------   ------   ------
Other Expenses

   Spiegel      Self Insurance                            1,019    1,019    1,019    1,019
                Commissions                                 971      971      971      971
                Forece Count Reduct/Severence               500      500      500      500
Final DIP Forecast Reserve Pension Liability              9,043    9,043    9,043    9,043
                Leasehold Reserve                           100      100      100      100
                Other                                       396      382      377       76
                                                         ------   ------   ------   ------
                   Total Spiegel                         12,029   12,015   12,010   11,709
                                                         ------   ------   ------   ------
   Eddie Bauer  Deferred Rent                            17,243   16,982   16,468   15,962
                Accrued Rent                                240      240      240      740
                Redeployment Reserve                        132      132      132    4,132
                Bad Debt Reserve                          2,786    2,805    2,842    2,776
                Other                                     1,013    1,212    1,031    1,566
                                                         ------   ------   ------   ------
                   Total Eddie Bauer                     21,414   21,371   20,713   25,176
                                                         ------   ------   ------   ------
   Newport News Accrued Benefits                             59       59       59      145
                Club Revenue                              5,350    5,350    5,350    5,350
                Accrued Rent                              1,329    1,329    1,329    1,329
                Other                                     1,386    1,386    1,386    1,386
                                                         ------   ------   ------   ------
                   Total Newport News                     8,124    8,124    8,124    8,210
                                                         ------   ------   ------   ------
   DFS          Other                                     1,200    1,200    1,200    1,200
                                                         ------   ------   ------   ------
   SGTS                                                   1,344    1,344    1,344    1,344
                                                         ------   ------   ------   ------
   Insurance                                              2,017    2,017    2,017    2,017
                                                         ------   ------   ------   ------
   SHGS                                                   3,604    3,604    3,604    3,604
                                                         ------   ------   ------   ------
   IS                                                       568      568      568      568
                                                         ------   ------   ------   ------
   SIC          Accrued Interest                              0        0        0        0
                Self Insurance Reserve                      520      520      520      520
                Accrued Audit Fees/Annual Rept Fees         100      100      100      350
                Supp Retirement                           2,235    2,235    2,235    2,235
                Retirement Severance                        298      298      298      298
                Fair Value of Derivatives                 6,933    8,933    6,933    6,933
                Misc. InterCo. & Prof Service Accruals    3,324    3,324    3,324    3,324
                                                         ------   ------   ------   ------
                   Total SIC                             13,410   13,410   13,410   13,660
                                                         ------   ------   ------   ------
                   Consolidated Total                    63,710   63,653   62,990   67,488
                                                         ======   ======   ======   ======

Note: January reflects actual information. February through December reflects the March 5, 2003 forecast Information.

                               CASH FLOW FORECAST
                           (adjusted for Bank impacts)

                                                                                  Forecast
                                                    ---------------------------------------------------------------------
                                                    March     April       May      June      July     August    September
                                                    ------    ------    ------    ------    ------    ------    ---------
Cash flow from Operating Activities
  Net earnings (loss) from Operations                 (8.3)    (11.8)    (12.0)     (4.2)    (21.0)    (15.8)        (8.8)

  Depreciation expense                                 5.0       4.1       4.0       5.0       4.1       4.2          5.2
Fina Amortization expense                              1.2       1.1       1.1       1.3       0.9       0.9          1.1
  (Increase)/Decrease in PL receivables               (5.4)    (16.8)     27.2       0.0       0.0       0.0          0.0
  (Increase)/Decrease in 3rd party reserve             0.0       0.0      (6.9)     (6.2)     (3.9)     (4.5)        (5.0)
  (Increase)/Decrease in bankcard receivables         (5.0)      0.7      (1.1)      3.5       6.0      (0.9)        (1.6)
  (Increase)/Decrease in other receivables            (3.2)      0.9       1.8      (8.1)      4.2       1.8         (1.6)
  (Increase)/Decrease in inventories                 (17.8)     (3.8)     15.3      (6.2)    (12.2)    (19.8)       (27.9)
  (Increase)/decrease in prepaid expenses            (20.7)     (2.0)     13.9     (15.0)      9.5       4.8        (16.3)
  (Increase)/decrease in 3rd party holdbacks          (5.0)      0.0       0.0       0.0       0.0       0.0          0.0
  Increase/(decrease) in trade payables                5.0       5.0       0.0       5.0       0.0       5.0          0.0
  Increase/(decrease) in gift certificates            (1.4)     (0.9)     (0.2)     (1.4)     (0.5)      0.3          0.7
  Increase/(decrease) in salaries, wages              (7.9)     (3.8)      1.7       2.5      (1.1)      1.4         (0.0)
  Increase/(decrease) in general taxes                (0.5)     (0.5)     (0.5)     (0.5)     (0.5)     (0.5)        (0.5)
  Increase/(decrease) in accrued returns               9.1      (1.1)     (0.7)     (0.7)     (3.0)     (0.6)         1.3
  Increase/(decrease) in accrued liabilities          (1.3)     (0.3)      0.1      (0.3)     (0.1)     (0.3)        (0.7)
  (Decrease) in liabilities subject to compromise              (20.0)
                                                    ------    ------    ------    ------    ------    ------    ---------
  Net cash provided by operating activities          (56.2)    (49.1)     43.6     (25.2)    (17.6)    (24.0)       (54.1)

Cash flow from Investing Activities
  Net additions to property & equipment               (1.1)     (3.3)     (1.9)     (3.7)     (4.1)     (3.9)        (3.4)
  Net additions to other assets                       (2.8)     (2.5)     (1.3)     (1.2)     (1.6)     (2.4)        (0.6)

                                                    ------    ------    ------    ------    ------    ------    ---------
  Net cash used in Investing activities               (3.9)     (5.8)     (3.2)     (4.9)     (5.7)     (6.3)        (4.0)

Cash flow from Financing Activities
  Issuance of debt/(payment of debt)                  50.1      54.9     (40.4)     30.1      23.3      30.3         58.1

                                                    ------    ------    ------    ------    ------    ------    ---------
  Net Cash provided by (used in) financing
   activities                                         50.1      54.9     (40.4)     30.1      23.3      30.3         58.1

Net Change in cash and cash equivalents              (10.0)     (0.0)      0.0      (0.0)      0.0      (0.0)        (0.0)
Cash and cash equivalents at beginning of year        25.0      15.0      15.0      15.0      15.0      15.0         15.0
                                                    ------    ------    ------    ------    ------    ------    ---------
Cash and cash equivalents at end of year              15.0      15.0      15.0      15.0      15.0      15.0         15.0
                                                    ======    ======    ======    ======    ======    ======    =========

                                                                Forecast
                                                    --------------------------------
                                                    October     November    December    Mar-Dec
                                                    --------    --------    --------    --------
Cash flow from Operating Activities
  Net earnings (loss) from Operations                   (4.0)       16.4        22.5       (47.0)

  Depreciation expense                                   4.2         4.3         5.2        45.3
Fina Amortization expense                                0.9         0.9         1.1        10.3
  (Increase)/Decrease in PL receivables                  0.0         0.0         0.0         5.0
  (Increase)/Decrease in 3rd party reserve              (4.4)       (7.2)       (9.8)      (47.8)
  (Increase)/Decrease in bankcard receivables           (2.1)       (3.8)        6.8         2.5
  (Increase)/Decrease in other receivables               0.9        (3.0)        0.8        (5.5)
  (Increase)/Decrease in inventories                   (16.8)       42.8        66.6        20.2
  (Increase)/decrease in prepaid expenses               14.1        (6.4)        7.4       (10.8)
  (Increase)/decrease in 3rd party holdbacks             0.0         0.0         0.0        (5.0)
  Increase/(decrease) in trade payables                  0.0         0.0         5.0        25.0
  Increase/(decrease) in gift certificates               0.6         1.5         3.6         2.4
  Increase/(decrease) in salaries, wages                 0.7         4.1        14.0        11.4
  Increase/(decrease) in general taxes                  (0.5)       (0.5)       (0.5)       (5.0)
  Increase/(decrease) in accrued returns                 3.2         3.0         5.8        16.4
  Increase/(decrease) in accrued liabilities            (0.1)       (0.7)        4.5         1.0
  (Decrease) in liabilities subject to compromise                                          (20.0)
                                                    --------    --------    --------    --------
  Net cash provided by operating activities             (3.4)       51.4       132.8        (1.7)

Cash flow from Investing Activities
  Net additions to property & equipment                 (3.0)       (1.6)        0.0       (26.0)
  Net additions to other assets                         (0.5)       (0.8)       (1.5)      (15.4)

                                                    --------    --------    --------    --------
  Net cash used in Investing activities                 (3.5)       (2.4)       (1.5)      (41.4)

Cash flow from Financing Activities
  Issuance of debt/(payment of debt)                     6.9       (49.0)     (131.3)       33.1

                                                    --------    --------    --------    --------
  Net Cash provided by (used in) financing
   activities                                            6.9       (49.0)     (131.3)       33.1

Net Change in cash and cash equivalents                  0.0        (0.0)        0.0       (10.0)
Cash and cash equivalents at beginning of year          15.0        15.0        15.0        25.0
                                                    --------    --------    --------    --------
Cash and cash equivalents at end of year                15.0        15.0        15.0        15.0
                                                    ========    ========    ========    ========

                                 BORROWING BASE
                           (adjusted for Bank impacts)

                                                                                Forecast
                                             -------------------------------------------------------------------------------
                                              March     April      May      June      July     August    September   October
                                             -------   -------   -------   -------   -------   -------   ---------   -------
Eddie Bauer Inventory:
   Ending Balance                              233.0     242.0     231.0     224.0     242.0     258.0       285.0     309.0
     Add: 50% of LC
     Less: Intransit                             0.0       0.0       0.0       0.0       0.0       0.0         0.0       0.0
                                             -------   -------   -------   -------   -------   -------   ---------   -------
   Eligible Inventory                          233.0     242.0     231.0     224.0     242.0     258.0       285.0     309.0
   Orderly Liquidation value @ 84%             195.7     203.3     194.0     188.2     203.3     216.7       239.4     259.6

   Eligible @ 50% Mar-May:65% Jun-Dec          116.5     121.0     115.5     145.6     157.3     167.7       185.3     200.9
   Liquidation Value: 75% Mar-May:85%
    Jun-Dec                                    146.8     152.5     145.5     159.9     172.8     184.2       203.5     220.6

     LC @ 60%                                    3.7       7.6       7.6      11.3      15.0      15.0        15.0      15.0

Spiegel Inventory:
   Ending Balance                              110.3     104.8     100.6     109.9     106.4     108.3       112.2     109.1
     Add: 50% of LC
     Less: Intransit                             0.0       0.0       0.0       0.0       0.0       0.0         0.0       0.0
                                             -------   -------   -------   -------   -------   -------   ---------   -------
   Eligible Inventory                          110.3     104.8     100.6     109.9     106.4     108.3       112.2     109.1
   Orderly Liquidation Value @ 58%              64.0      60.8      58.3      63.7      61.7      62.3        65.1      63.3

   Eligible @ 50% Mar-May:65% Jun-Dec           55.2      52.4      50.3      71.4      69.2      70.4        72.9      70.9
   Liquidation Value: 75% Mar-May:85%
    Jun-Dec                                     48.0      45.6      43.8      54.2      52.5      53.4        55.3      53.8

     LC @ 43%                                    1.1       2.2       2.2       3.3       4.3       4.3         4.3       4.3

Newport News Inventory:
   Ending Balance                               89.2      89.6      89.4      93.3      91.0      92.9        89.9      85.8
     Add: 50% of LC
     Less: Intransit                             0.0       0.0       0.0       0.0       0.0       0.0         0.0       0.0
                                             -------   -------   -------   -------   -------   -------   ---------   -------
   Eligible Inventory                           89.2      89.6      89.4      93.3      91.0      92.9        89.9      85.8
   Orderly Liquidation Value of 50%             44.6      44.8      44.7      46.7      45.5      46.5        45.0      42.9

   Eligible @ 50% Mar-May.65% Jun-Dec           44.6      44.8      44.7      60.6      59.2      60.4        58.4      55.8
   Liquidation Value: 75% Mar-May:85%
    Jun-Dec                                     33.5      33.6      33.5      39.7      38.7      39.5        38.2      36.5

     LC @ 37%                                    0.4       1.0       1.0       1.4       1.4       1.9         1.9       1.9

Total Group Inventory Borrowing Base
   Lesser of Aggregate Calculations            216.3     218.2     210.5     253.8     263.9     277.1       297.0     310.9
   Aggregate LCs                                 5.3      10.7      10.7      16.0      20.7      21.2        21.2
Borrowings Against Receivables

   Ending balance                               20.0      19.3      20.4      17.0      11.0      11.8        13.4      15.5
     Advance rate                                 85%       85%       85%       85%       85%       85%         85%       85%
                                             -------   -------   -------   -------   -------   -------   ---------   -------
Total Group Receivable Borrowing Base           17.0      16.4      17.4      14.4       9.3      10.1        11.4      13.2

Total Group Fixed Assets Borrowing Base         45.0      45.0      45.0      45.0      45.0      45.0        45.0      45.0

Subtotal Group Borrowing Base                  283.6     290.3     283.6     329.1     339.0     353.3       374.6     369.1

   Less:
   Gift Certificate liabilities at 50%          25.5      25.1      25.0      24.3      24.1      24.2        24.6      24.9
                                             -------   -------   -------   -------   -------   -------   ---------   -------

Total Group Borrowing Base                     258.0     265.2     258.6     304.9     314.9     329.1       350.0     344.2
                                             =======   =======   =======   =======   =======   =======   =========   =======
                                                  Forecast
                                             -------------------
                                             November   December
                                             --------   --------
Eddie Bauer Inventory:
   Ending Balance                               279.0      210.0
     Add: 50% of LC
     Less: Intransit                              0.0        0.0
                                             --------   --------
   Eligible Inventory                           279.0      210.0
   0rderly Liquidation value @ 84%              234.4      176.4

   Eligible @ 50% Mar-May:65% Jun-Dec           181.4      136.5
   Liquidation Value: 75% Mar-May: 85%
    Jun-Dec                                     199.2      149.9

     LC @ 60%                                    15.0       15.0

Spiegel Inventory:
   Ending Balance                               102.2      100.1
     Add: 50% of LC
     Less: Intransit                              0.0        0.0
                                             --------   --------
   Eligible Inventory                           102.2      100.1
   Orderly Liquidation Value @ 58%               59.3       58.1

   Eligible @ 50% Mar-May:65% Jun-Dec            66.4       65.1
   Liquidation Value: 75% Mar-May:85%
    Jun-Dec                                      50.4       49.3
                                                      #
                                                      --
                                                      #
     LC @ 43%                                     4.3        4.3

Newport News Inventory:
   Ending Balance                                79.9       84.5
    Add: 50% of LC
    Less: Intransit                               0.0        0.0
                                             --------   --------
   Eligible Inventory                            79.9       84.5
   Orderly Liquidation Value of 50%              40.0       42.3

   Eligible @ 50% Mar-May.65% Jun-Dec            51.9       54.9
   Liquidation Value: 75% Mar-May:85%
    Jun-Dec                                      34.0       35.9

     LC @ 37%                                     1.9        1.9

Total Group Inventory Borrowing Base
   Lesser of Aggregate Calculations             283.5      235.2
   Aggregate LCs
Borrowings Against Receivables
   Ending balance                                19.3       12.5
   Advance rate                                    85%        85%
                                             --------   --------
Total Group Receivable Borrowing Base            16.4       10.6

Total Group Fixed Assets Borrowing Base          45.0       45.0

Subtotal Group Borrowing Base                   345.0      290.9

   Less:
   Gift Certificate liabilities at 50%           25.6       27.4
                                             --------   --------

Total Group Borrowing Base                      319.4      263.4
                                             ========   ========

                               EXCESS AVAILABILITY
                           (adjusted far Bank impacts)

                                                                             Forecast
                              -----------------------------------------------------------------------------------------------------
                              March     April      May      June      July     August   September    October   November    December
                              ------    ------    ------   ------    ------    ------   ---------    -------   --------    --------
Borrowing Base Availability    258.0     265.2     258.6    304.9     314.9     329.1       350.0      344.2      319.4       263.4
Less:
  DIP Borrowings               (54.9)   (101.4)    (74.6)  (104.7)   (128.0)   (158.3)     (216.5)    (223.4)    (174.4)      (43.1)
Fin: Trade LC's                (10.0)    (20.0)    (20.0)   (30.0)    (40.0)    (40.0)      (40.0)     (40.0)     (40.0)      (40.0)
  Other LC's                   (10.0)    (10.0)    (10.0)   (10.0)    (10.0)    (10.0)      (10.0)     (10.0)     (10.0)      (10.0)
                              ------    ------    ------   ------    ------    ------   ---------    -------   --------    --------
    Total Utilization          (74.9)   (131.4)   (104.6)  (144.7)   (178.0)   (208.3)     (266.5)    (273.4)    (224.4)      (93.1)
                              ------    ------    ------   ------    ------    ------   ---------    -------   --------    --------

Excess Availability            183.2     133.8     154.0    160.1     136.9     120.8        83.6       70.8       95.0       170.4
                              ======    ======    ======   ======    ======    ======   =========    =======   ========    ========

                        SUMMARY CONSOLIDATED P&L FORECAST
                           (adjusted for Bank Impacts)

                                              Actual                                     Forecast
                                        ------------------   --------------------------------------------------------------------
                                        January   February   March   April    May    June    July    August   September   October
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
Gross Sales - Direct & EB Retail only     168.1      146.7   210.2   175.1   173.0   208.3   132.4    147.1       184.2     178.7

Returns                                    34.9       28.6    39.2    32.7    32.5    37.2    23.7     23.1        31.9      32.9
Final DIP Forecast
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
Net Sales - Direct & EB Retail only       133.3      118.1   171.0   142.4   140.5   171.2   108.7    124.0       152.3     145.8
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------

Gross Profit Margin ($)                    69.2       59.3    94.6    75.9    73.6    93.2    55.1     60.9        82.6      80.9

Gross Profit Margin (%)                    51.9%      50.2%   55.3%   53.3%   52.4%   54.4%   50.8%    49.1%       54.2%     55.5%

Advertising Expenses                       21.5       23.0    35.6    28.1    27.7    31.2    18.9     19.1        31.6      27.6

Other Income                                2.0        1.8     4.3     1.1     1.1     5.5     0.9      0.9         5.7       1.2

Net Transportation Income                   4.6        4.8     6.7     4.7     4.1     4.7     3.2      3.2         4.1       4.3

Variable Expenses                          43.1       43.7    53.7    43.2    42.4    49.9    40.7     41.1        49.3      43.1

Fixed Expenses                             16.9       21.6    24.7    21.8    19.9    25.9    19.9     19.7        19.3      18.3

                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
EBIT                                       (5.7)     (22.5)   (8.3)  (11.4)  (11.2)   (3.7)  (20.3)   (14.9)       (7.7)     (2.6)
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------

Interest On DIP Financing                   0.0        0.0     0.1     0.4     0.8     0.5     0.7      0.9         1.1       1.4

                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
EBT                                        (5.7)     (22.5)   (8.3)  (11.8)  (12.0)   (4.2)  (21.0)   (15.8)       (8.8)     (4.0)
                                        =======   ========   =====   =====   =====   =====   =====   ======   =========   =======

Memo.
   EBIT                                    (5.7)     (22.5)   (6.3)  (11.4)  (11.2)   (3.7)  (20.3)   (14.9)       (7.7)     (2.6)
   Depreciation                             4.0        3.5     5.0     4.1     4.0     5.0     4.1      4.2         5.2       4.2
   Amortization                             1.0        1.0     1.2     1.1     1.1     1.3     0.9      0.9         1.1       0.9
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
   EBITDA                                  (0.0)     (17.9)   (2.0)   (6.2)   (8.1)    2.7   (15.3)    (0.9)       (1.5)      2.5
                                        =======   ========   =====   =====   =====   =====   =====   ======   =========   =======

                                              Forecast
                                        -------------------
                                        November   December    Total
                                        --------   --------   -------
Gross Sales - Direct & EB Retail only      274.7      347.4   2,346.0

Returns                                     45.2       54.8     416.6
Final DIP Forecast
                                        --------   --------   -------
Net Sales - Direct & EB Retail only        229.5      292.6   1,929.5
                                        --------   --------   -------

Gross Profit Margin ($)                    122.0      155.2   1,022.7

Gross Profit Margin (%)                     53.2%      53.1%     53.0%

Advertising Expenses                        38.3       44.1     346.8

Other Income                                 1.4        4.9      30.8

Net Transportation Income                    4.7        5.2      54.3

Variable Expenses                           50.7       56.3     557.2

Fixed Expenses                              21.2       41.3     270.5

                                        --------   --------   -------
EBIT                                        17.9       23.6     (66.7)
                                        --------   --------   -------

Interest On DIP Financing                    1.5        1.2       8.4

                                        --------   --------   -------
EBT                                         16.4       22.5     (75.2)
                                        ========   ========   =======

Memo.
   EBIT                                     17.9       23.0     (66.7)
   Depreciation                              4.3        5.2      52.9
   Amortization                              0.9        1.1      12.3
                                        --------   --------   -------
   EBITDA                                   23.0       29.0      (1.5)
                                        ========   ========   =======

                        SUMMARY NEWPORT NEWS P&L FORECAST
                           (adjusted for Bank impacts)

                                              Actual                                     Forecast
                                        ------------------   --------------------------------------------------------------------
                                        January   February   March   April    May    June    July    August   September   October
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
Gross Sales - Direct & EB Retail only      21.5       25.2    35.7    30.3    30.3    36.1    22.2     21.5        28.1      26.8

Returns                                     5.2        6.4     9.4     7.8     7.7     9.0     5.5      5.3         6.9       7.0
Final DIP Forecast
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
Net Sales - Direct & EB Retail only        16.3       18.8    26.3    22.5    22.6    27.0    16.6     16.3        21.2      21.7
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------

Gross Profit Margin ($)                     7.8       10.1    13.2    10.7    10.8    13.9     8.3      8.2        10.9      11.4

Gross Profit Margin (%)                    48.1%      54.0%   50.2%   47.6%   47.8%   51.5%   49.7%    50.7%       51.5%     52.2%

Advertising Expenses                        4.9        6.4    10.4     7.6     7.7     9.8     6.1      5.8         7.4       7.6

Other Income                                0.5        0.4     0.4     0.4     0.3     0.4     0.3      0.3         0.4       0.4

Net Transportation Income                   1.6        2.2     3.2     2.4     2.4     3.2     1.9      2.1         2.3       2.3

Variable Expenses                           3.1        3.4     4.8     3.7     3.9     4.7     3.2      3.1         3.6       3.6

Fixed Expenses                              2.8        3.0     3.4     2.9     2.8     3.4     3.0      2.9         3.6       2.9

                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
EBIT                                       (1.0)      (0.0)   (1.8)   (0.8)   (0.7)   (0.5)   (1.9)    (1.2)       (1.2)      0.0
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------

Memo:
   EBIT                                    (1.0)      (0.0)   (1.8)   (0.8)   (0.7)   (0.5)   (1.9)    (1.2)       (1.2)      0.0
   Depreciation                             0.2        0.2     0.2     0.2     0.2     0.2     0.2      0.2         0.2       0.2
   Amortization                             0.0        0.0     0.1     0.1     0.1     0.1     0.1      0.1         0.1       0.1
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
   EBITDA                                  (0.8)       0.2    (1.5)   (0.5)   (0.5)   (0.2)   (1.6)    (1.0)       (0.9)      0.3
                                        =======   ========   =====   =====   =====   =====   =====   ======   =========   =======

                                              Forecast
                                        -------------------
                                        November   December    Total
                                        --------   --------   -------
Gross Sales - Direct & EB Retail only       34.1       22.0     335.7

Returns                                      8.2        5.3      83.8
Final DIP Forecast
                                        --------   --------   -------
Net Sales - Direct & EB Retail only         25.9       16.7     251.9
                                        --------   --------   -------

Gross Profit Margin ($)                     13.4        8.0     126.9

Gross Profit Margin (%)                     51.9%      48.1%     50.4%

Advertising Expenses                         9.4        6.4      89.5

Other Income                                 0.4        0.4       4.6

Net Transportation Income                    2.7        0.9      27.2

Variable Expenses                            4.1        2.7      44.1

Fixed Expenses                               3.2        3.4      37.3

                                        --------   --------   -------
EBIT                                        (0.1)      (3.2)    (12.3)
                                        --------   --------   -------

Memo:
   EBIT                                     (0.1)      (3.2)    (12.3)
   Depreciation                              0.2        0.2       2.3
   Amortization                              0.1        0.1       0.7
                                        --------   --------   -------
   EBITDA                                    0.1       (2.9)     (9.3)
                                        ========   ========   =======

                          SUMMARY SPIEGEL P&L FORECAST
                           (adjusted for Bank Impacts)

                                              Actual                                     Forecast
                                        ------------------   --------------------------------------------------------------------
                                        January   February   March   April    May    June    July    August   September   October
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
Gross Sales - Direct & EB Retail only      32.3       33.6    57.0    36.4    36.3    36.0    27.4     29.4        38.4      33.3

Returns                                     8.7        8.1    12.2     8.1     8.9     8.9     7.0      6.3         9.3       8.3
Final DIP Forecast
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
Net Sales - Direct & EB Retail only        23.6       25.5    44.8    28.3    27.4    27.1    20.3     23.2        29.1      25.0
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------

Gross Profit Margin ($)                     8.2       10.7    24.2    12.0    11.0    13.2     8.4      9.8        16.6      11.3

Gross Profit Margin (%)                    34.6%      41.8%   54.0%   42.3%   40.3%   48.5%   41.2%    42.3%       57.0%     45.2%

Advertising Expenses                        7.7        9.1    12.6    11.3    11.2    10.8     6.8      7.3         9.5       8.3

Other Income                                0.7        0.7     0.5     0.3     0.4     0.3     0.3      0.3         0.3       0.3

Net Transportation Income                   1.8        1.6     2.7     1.9     1.5     1.7     1.1      1.5         1.9       1.4

Variable Expenses                           5.0        5.2     7.2     5.1     4.9     5.6     4.5      4.6         5.7       4.7

Fixed Expenses                              4.5        4.6     5.5     4.8     4.7     5.5     4.8      4.7         5.5       4.4

                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
EBIT                                       (6.5)      (6.0)    2.1    (7.0)   (7.8)   (6.8)   (6.4)    (5.0)       (1.8)     (4.4)
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------

Memo.
   EBIT                                    (6.5)      (6.0)    2.1    (7.0)   (7.8)   (6.8)   (6.4)    (5.0)       (1.8)     (4.4)
   Depreciation                             0.2        0.2     0.3     0.2     0.2     0.3     0.2      0.2         0.2       0.2
   Amortization                             0.0        0.0     0.0     0.0     0.0     0.0     0.0      0.0         0.0       0.0
                                        -------   --------   -----   -----   -----   -----   -----   ------   ---------   -------
   EBITDA                                  (6.3)      (5.8)    2.4    (6.8)   (7.6)   (6.5)   (6.2)    (4.8)       (1.6)     (4.2)
                                        =======   ========   =====   =====   =====   =====   =====   ======   =========   =======

                                              Forecast
                                        -------------------
                                        November   December    Total
                                        --------   --------   -------
Gross Sales - Direct & EB Retail only       46.9       67.4     474.4

Returns                                      8.8       11.4     105.9
Final DIP Forecast
                                        --------   --------   -------
Net Sales - Direct & EB Retail only         38.1       56.1     368.5
                                        --------   --------   -------

Gross Profit Margin ($)                     16.4       29.8     171.4

Gross Profit Margin (%)                     43.0%      53.2%     46.5%

Advertising Expenses                        11.9       17.3     123.7

Other Income                                 0.5        0.3       4.8

Net Transportation Income                    2.1        3.5      22.7

Variable Expenses                            5.6        7.3      65.5

Fixed Expenses                               5.0        4.6      58.6

                                        --------   --------   -------
EBIT                                        (3.6)       4.3     (48.8)
                                        --------   --------   -------

Memo.
   EBIT                                     (3.0)       4.3     (48.8)
   Depreciation                              0.3        0.3       2.7
   Amortization                              0.0        0.0       0.1
                                        --------   --------   -------
   EBITDA                                   (3.3)       4.6     (40.0)
                                        ========   ========   =======

                        SUMMARY EDDIE BAUER P&L FORECAST
                          (adjusted for Bank impacts)

                                            Actual                                        Forecast
                                      ------------------   ------------------------------------------------------------------
                                      January   February    March     April      May      June     July    August   September
                                      -------   --------   -------   -------   -------   ------   ------   ------   ---------
Gross Sales - Direct & EB Retail only   114.3       87.9     117.6     108.4     106.4    136.2     82.9     96.2       117.7

Returns                                  21.0       14.1      17.6      16.7      15.9     19.2     11.2     11.6        15.7
Final DIP Forecast
                                      -------   --------   -------   -------   -------   ------   ------   ------   ---------
Net Sales - Direct & EB Retail only      93.3       73.9      99.9      91.6      90.5    117.0     71.7     84.6       102.0
                                      -------   --------   -------   -------   -------   ------   ------   ------   ---------

Gross Profit Margin ($)                  53.2       38.5      57.3      53.2      51.8     56.1     38.5     42.9        55.1

Gross Profit Margin (%)                  57.0%      52.1%     57.3%     58.1%     57.2%    56.5%    53.7%    50.7%       54.0%

Advertising Expenses                      8.8        7.6      12.5       9.1       8.9     10.6      6.0      6.1        14.8

Other Income                              0.8        0.7       3.4       0.4       0.4      4.8      0.4      0.3         5.1

Net Transportation Income                 1.2        1.0       0.8       0.4       0.2     (0.2)     0.2     (0.4)       (0.1)

Variable Expenses                        35.0       35.1      41.7      34.4      33.6     39.5     33.0     33.3        39.8

Fixed Expenses                            7.9        7.7       8.3       8.6       7.6     11.1      7.9      8.2         5.0
                                      -------   --------   -------   -------   -------   ------   ------   ------   ---------
EBIT                                      3.5      (10.2)     (1.1)      1.9       2.2      9.4     (7.8)    (4.8)        0.4
                                      -------   --------   -------   -------   -------   ------   ------   ------   ---------

Memo.
   EBIT                                   3.5      (10.2)     (1.1)      1.9       2.2      9.4     (7.8)    (4.8)        0.4
   Depreciation                           2.2        1.7       2.6       2.1       2.1      2.6      2.1      2.1         2.7
   Amortization                           0.0        0.0       0.0       0.0       0.0      0.0      0.0      0.0         0.0
                                      -------   --------   -------   -------   -------   ------   ------   ------   ---------
   EBITDA                                 5.7       (8.5)      1.5       4.1       4.3     12.1     (5.6)    (2.6)        3.1
                                      =======   ========   =======   =======   =======   ======   ======   ======   =========

                                                     Forecast
                                      ------------------------------------------
                                      October   November   December     Total
                                      -------   --------   --------   ----------
Gross Sales - Direct & EB Retail only   116.6      193.7      258.0      1,535.9

Returns                                  17.5       28.2       38.2        226.9
Final DIP Forecast
                                      -------   --------   --------   ----------
Net Sales - Direct & EB Retail only      99.0      165.5      219.8      1,309.0
                                      -------   --------   --------   ----------

Gross Profit Margin ($)                  58.2       92.2      117.4        724.4

Gross Profit Margin (%)                  58.8%      55.7%      53.4%        55.3%

Advertising Expenses                     11.7       17.0       20.4        133.6

Other Income                              0.5        0.5        4.2         21.4

Net Transportation Income                 0.6       (0.1)       0.8          4.3

Variable Expenses                        34.6       41.0       46.2        447.6

Fixed Expenses                            7.4        9.2       29.8        118.7

                                      -------   --------   --------   ----------
EBIT                                      5.4       25.3       25.9         50.2
                                      -------   --------   --------   ----------

Memo.
   EBIT                                   5.4       25.3       25.9         50.2
   Depreciation                           2.2        2.2        2.7         27.2
   Amortization                           0.0        0.0        0.0          0.3
                                      -------   --------   --------   ----------
   EBITDA                                 7.6       27.5       28.6         77.7
                                      =======   ========   ========   ==========

                         SUMMARY CORPORATE P&L FORECAST
                           (adjusted for Bank Impacts)

                                         Actual                                            Forecast
                                   ------------------   ----------------------------------------------------------------------------
                                   January   February    March     April     May      June     July    August   September   October
                                   -------   --------   -------   -------   ------   ------   ------   ------   ---------   -------
Fixed Expenses                         1.7        6.2       7.5       5.5      4.9      5.8      4.3      3.9         5.1       3.6

                                   -------   --------   -------   -------   ------   ------   ------   ------   ---------   -------
EBIT                                  (1.7)      (6.2)     (7.5)     (5.5)    (4.9)    (5.8)    (4.3)    (3.9)       (5.1)     (3.6)
                                   -------   --------   -------   -------   ------   ------   ------   ------   ---------   -------
Detail of Expenses
--------------------------------
   Corporate Operating                 1.1        0.9       1.3       1.1      1.1      1.4      1.1      1.0         1.1       1.0
   Bonus & P/S                         0.0        0.0       0.9       0.0      0.0      0.9      0.0      0.0         0.9       0.0
   Acquisition/Other                   0.0        0.0       0.0       0.0      0.0      0.0      0.0      0.0         0.0       0.0
                                   -------   --------   -------   -------   ------   ------   ------   ------   ---------   -------
     Subtotal                          1.1        0.9       2.2       1.1      1.1      2.3      1.1      1.0         2.1       1.0

   Other
     NNI Consolidation                 0.0        0.9       0.6       0.5      0.5      0.6      0.6      0.6         0.8       0.3
     Payroll Conversion                0.0        0.2       0.1       0.1      0.1      0.1      0.0      0.0         0.0       0.0
     D & O Insurance                   0.0        0.0       0.8       0.8      0.8      0.8      0.8      0.8         0.8       0.8
     Litigation                        0.0        0.3       0.8       0.1      0.1      0.0      0.2      0.0         0.0       0.0
     Misc. Corp Expense                0.0        0.1       0.1       0.1      0.1      0.1      0.1      0.1         0.1       0.1
                                   -------   --------   -------   -------   ------   ------   ------   ------   ---------   -------
     Subtotal                          0.0        1.4       2.3       1.5      1.5      1.5      1.7      1.5         1.6       1.1

   Advisory Fees
     Alvarez & Marsal                  0.0        0.0       0.8       0.8      0.8      0.5      0.5      0.5         0.5       0.5
     Shearman & Sterling                                    1.0       1.0      0.5      0.4      0.4      0.4         0.4       0.4
     MBLCO                             0.3        3.0       0.2       0.2      0.2      0.2      0.2      0.2         0.2       0.2
     FTI                               0.2        0.2       0.2       0.2      0.2      0.2      0.2      0.2         0.2       0.2
     Dreher (Gemini, MBIA, etc.)       0.0        0.7       0.1       0.1      0.1      0.0      0.0      0.0         0.0       0.0
     Sullivan & Cromwell               0.0        0.0       0.3       0.3      0.3      0.3      0.0      0.0         0.0       0.0
     Mayer Brown                       0.0        0.0       0.2       0.2      0.2      0.2      0.2      0.2         0.2       0.2
     Deloltte                          0.0        0.0       0.2       0.2      0.0      0.0      0.0      0.0         0.0       0.0
     KPMG                              0.0        0.0       0.0       0.0      0.0      0.3      0.0      0.0         0.0       0.0
     Other                             0.1        0.0       0.1       0.1      0.1      0.0      0.0      0.0         0.0       0.0
     Additional Chap 11 Exp.                                0.0       0.0      0.0      0.0      0.0      0.0         0.0       0.0
                                   -------   --------   -------   -------   ------   ------   ------   ------   ---------   -------
     Subtotal                          0.6        3.9       3.0       3.0      2.3      2.0      1.5      1.4         1.4       1.4

                                   -------   --------   -------   -------   ------   ------   ------   ------   ---------   -------
Total Expenses                         1.7        6.2       7.5       5.5      4.9      5.8      4.3      3.9         5.1       3.6
                                   =======   ========   =======   =======   ======   ======   ======   ======   =========   =======

 Memo.
    EBIT                              (1.7)      (0.2)     (7.5)     (5.5)    (4.9)    (5.8)    (4.3)    (3.9)       (5.1)     (3.6)
    Depreciation                       1.5        1.5       1.9       1.5      1.5      2.0      1.8      1.6         2.1       1.7
    Amortization                       1.0        1.0       1.1       1.0      1.0      1.2      0.8      0.8         1.0       O.8
                                   -------   --------   -------   -------   ------   ------   ------   ------   ---------   -------
    EBITDA                             0.8       (3.8)     (4.4)     (3.0)    (2.4)    (2.7)    (1.9)    (1.5)       (2.1)     (1.3)
                                   =======   ========   =======   =======   ======   ======   ======   ======   =========   =======

                                                Forecast
                                     ------------------------------
                                     November   December    Total
                                     --------   --------   --------
Fixed Expenses                            3.8        3.5       55.8
                                     --------   --------   --------
EBIT                                     (3.8)      (3.5)     (55.8)
                                     --------   --------   --------
Detail of Expenses
--------------------------------
   Corporate Operating                    1.1        1.3       13.3
    Bonus & P/S                           0.0        0.9        3.6
   Acquisition/Other                      0.0        0.0        0.2
                                     --------   --------   --------
     Subtotal                             1.1        2.2       17.1

   Other
     NNI Consolidation                    0.4        0.4        6.0
     Payroll Conversion                   0.0        0.0        0.5
     D & O Insurance                      0.8        0.8        7.9
     Litigation                           0.0        0.0        1.5
     Misc. Corp Expense                   0.1        0.1        0.8
                                     --------   --------   --------
     Subtotal                             1.2        1.2       16.6

   Advisory Fees
     Alvarez & Marsal                     0.5        0.0        5.3
     Shearman & Sterling                  0.4        0.0        4.9
     MBLCO                                0.2        0.0        5.1
     FTI                                  0.2        0.0        2.0
     Dreher (Gemini, MBIA, etc.)          0.0        0.0        1.0
     Sullivan & Cromwell                  0.0        0.0        1.0
     Mayer Brown                          0.2        0.0        1.6
     Deloltte                             0.0        0.0        0.4
     KPMG                                 0.0        0.0        0.3
     Other                                0.0        0.0        0.5
     Additional Chap 11 Exp.              0.0        0.0        0.0
                                     --------   --------   --------
     Subtotal                             1.4        0.0       22.0

                                     --------   --------   --------
Total Expenses                            3.8        3.5       55.8
                                     ========   ========   ========

 Memo.
    EBIT                                 (3.8)      (3.5)     (55.8)
    Depreciation                          1.7        2.1       20.8
    Amortization                          0.8        1.0       11.2
                                     --------   --------   --------
    EBITDA                               (1.3)      (0.4)     (23.8)
                                     ========   ========   ========

Note: The depreciation and amortization above includes amounts for Group
      Operations (DFS, Call centers, and Corporate Corporate I/s). Expenses for Group Operations are fully charged out to the merchants, however for reporting purposes, depreciation and amortization are included with Corporate.

                                COVERAGE RATIO - FORECAST

                                                2003
                                               Annual
                                             -----------
EBIT                                               (66.7)

Depreciation                                        52.9

Final DIP Forecast                                  12.3

                                             -----------
EBITDA                                              (1.5)

Net Additions to Fixed Assets                       27.1

                                             -----------
Subtotal (A)                                        25.6

interest (B)                                         9.2

Coverage Ratio (A)/(B)                               2.8
                                             ===========

Note: January and February Interest assumed at $0.4 million per month.

Note: Depreciation and amortization above include January and February while depreciation and amortization on the cash flow reflects the period from March-December 2003.

                                                                 SCHEDULE 1.1(a)

                                   COMMITMENTS

                                                        From Final
                                                     Bankruptcy Court       On and After
                                                     Order Date to the    Consumer Credit
                                 Prior to Final       Consumer Credit       Card Account
                                Bankruptcy Court     Card Account Line    Line Expiration
             Lender                Order Date         Expiration Date           Date
---------------------------   -------------------   ------------------   -----------------
Bank of America, N.A.         $     50,000,000.00   $   133,333,333.34   $  116,666,666.67

Fleet Retail Finance Inc.     $     50,000,000.00   $   133,333,333.33   $  116,666,666.67

The CIT Group/Business        $     50,000,000.00   $   133,333,333.33   $  116,666,666.66
Credit, Inc.

     TOTAL                    $    150,000,000.00   $   400,000,000.00   $  350,000,000.00

                                 Schedule 1.1(a)

                                 SCHEDULE l.l(b)

                              EXCLUDED SUBSIDIARIES

SUBSIDIARY                                     STATE/COUNTRY OF INCORPORATION
--------------------------------------------------------------------------------
 Eddie Bauer GmbH & Co. (Germany)/1/           Germany
--------------------------------------------------------------------------------
 Eddie Bauer International, Inc.               DE
--------------------------------------------------------------------------------
 Eddie Bauer Japan, Inc./2/                    Japan
--------------------------------------------------------------------------------
 Eddie Bauer Ltd. (UK)/3/                      UK
--------------------------------------------------------------------------------
 Financial Services Acceptance Corporation     DE
--------------------------------------------------------------------------------
 First Consumers Credit Corporation            DE
--------------------------------------------------------------------------------
 First Consumers National Bank                 Nationally Chartered
--------------------------------------------------------------------------------
 FCSI Reinsurance Ltd.                         Turks & Caicos
--------------------------------------------------------------------------------
 Newgistics, Inc./4/                           DE
--------------------------------------------------------------------------------
 S.I. Reinsurance Limited                      Turks & Caicos
--------------------------------------------------------------------------------
 Spiegel Acceptance Corporation                DE
--------------------------------------------------------------------------------
 Spiegel Cares, Inc.                           IL
--------------------------------------------------------------------------------
 Spiegel Credit Corporation III                DE
--------------------------------------------------------------------------------
 Spiegel General Service LLC/5/                DE
--------------------------------------------------------------------------------
 The Spiegel Foundation                        IL
--------------------------------------------------------------------------------
 Together Retail U.S.A., Inc.                  DE
--------------------------------------------------------------------------------
 East Coast Collection Agency, Inc.            DE
--------------------------------------------------------------------------------

----------
/1/ 40% Joint Venture

/2/ 30% Joint Venture

/3/ 40% Joint Venture

/4/ 19% Investment

/5/ 60% Joint Venture

                                 SCHEDULE l.l(c)

                      MAJOR CREDIT CARD PROGRAM AGREEMENTS

AGREEMENT                                       EFFECTIVE DATE       TERMINATION DATE
---------------------------------------------------------------------------------------------------------------
Merchant Card Services Agreement between        August 1, 2001       August 1, 2003
BA Merchant Services, Inc. and Eddie
Bauer, Inc.
---------------------------------------------------------------------------------------------------------------
Merchant Card Services Agreement between        July 11, 2000        No stated termination date. Can be
BA Merchant Services, Inc. and Ultimate                              terminated by either party upon 30
Outlet Inc.                                                          days' advance written notice.
--------------------------------------------------------------------------------------------------------------
Independent and Chain Catalogue Sales           January 28, 1988,    No stated termination date. Can
Establishment Agreement and Retail Sales        as amended           be terminated by either party upon
Addendum to Direct Marketing Agreement          effective            30 days' advance written notice.
between American Express Travel Related         September 22,
Services Company, Inc. and Spiegel, Inc.,       1988, January 1,
as amended on September 22, 1988 to include     1993, and January
Eddie Bauer, Inc.                               1, 2002
---------------------------------------------------------------------------------------------------------------
Merchant Services Bankcard Agreement by and     June 18, 1999, as    Renewable for successive one-year
among Spiegel, Inc., Eddie Bauer, Inc. and      amended on           periods unless terminated by either
Newport News, Inc., The Chase Manhattan Bank    October 8, 2002      party upon 60 days' advance written
(as successor to First Financial Bank) and                           notice.
Chase Merchant Services L.L.C., as amended
on October 8, 2002 to include Spiegel
Catalog, Inc.
---------------------------------------------------------------------------------------------------------------
Merchant Services Agreement by and among        June 6, 1996         No stated termination date. Can be
Spiegel, Inc., Eddie Bauer, Inc., and Newport                        terminated by either party upon 6
News, Inc. and Novus Services, Inc.                                  months' advance written notice.
---------------------------------------------------------------------------------------------------------------

                               SCHEDULE 6.1(a)(xv)

                             COMMERCIAL TORT CLAIMS

LOAN PARTY         ACTION OR PROCEEDING             NATURE OF THE ACTION       STATUS OF THE ACTION
---------------------------------------------------------------------------------------------------
Spiegel, Inc.      Spiegel, Inc. v. ICMS            Contract                   Pending
                   International d/b/a
                   SunGuard Treasury,
                   and ADS Assoc.,
                   Circuit Court of Cook
                   County, Case No.
                   99L12622
---------------------------------------------------------------------------------------------------

                                  SCHEDULE 6.3

       CHIEF EXECUTIVE OFFICE, THE LOCATION OF ITS BOOKS AND RECORDS, THE
               LOCATIONS OF THE COLLATERAL AND PLACES OF BUSINESS

                                                                                          LOCATION OF
                                                                   LOCATION OF            COLLATERAL IN WHICH
                   SUBSIDIARY OF LOAN                              BOOKS AND              LOAN PARTY HAS AN          PLACES OF
LOAN PARTY         PARTY                 CHIEF EXECUTIVE OFFICE    RECORDS                INTEREST                   BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
Spiegel,                                 3500 Lacey Road Downers   Downers Grove, IL      3500 Lacey Road            IL
Inc.                                     Grove, IL 60515                                  Downers Grove, IL

                                                                                          Bank of America
                                                                                          Chicago, IL
                                                                                          8188302638

                                                                                          Bank of Montreal/
                                                                                          Harris Bank
                                                                                          Chicago, IL
                                                                                          4145926

                                                                                          Bank One, Columbus,
                                                                                          N.A.
                                                                                          Columbus, OH
                                                                                          614001923

                                                                                          Financial Services
                                                                                          Management Corp.
                                                                                          Lake Lillian, MN
                                                                                          708097

                                                                                          800 Pasquinelli Drive
                                                                                          Westmont, IL

                   Spiegel Management    3500 Lacey Road Downers   Downers Grove, IL      3500 Lacey Road            IL
                   Group, Inc.           Grove, IL 60515                                  Downers Grove, IL

                   Retailer Financial    3500 Lacey Road Downers   Downers Grove,         3500 Lacey Road            IL
                   Products, Inc.        Grove, IL 60515           IL                     Downers Grove, IL
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          LOCATION OF
                                                                   LOCATION OF            COLLATERAL IN WHICH
                   SUBSIDIARY OF LOAN                              BOOKS AND              LOAN PARTY HAS AN          PLACES OF
LOAN PARTY         PARTY                 CHIEF EXECUTIVE OFFICE    RECORDS                INTEREST                   BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
                   Spiegel Group         5000 City Line Road       Hampton, VA            Sun Trust Bank             VA, WA, SD
                   Teleservices,         Hampton, VA 23661                                Atlanta, Georgia
                   Inc.                                                                   700045430

                                                                                          Sun Trust Bank
                                                                                          Atlanta, Georgia
                                                                                          200804553

                                                                                          Sun Trust Bank
                                                                                          Atlanta, Georgia
                                                                                          200825194

                   Spiegel Group         40 King Street West       Hampton, VA            The Bank of Nova           New Brunswick,
                   Teleservices-Canada,  Toronto, Ontario                                 Scotia Saint John,         Canada; Nova
                   Inc.                                                                   New Brunswick E2L 4J6      Scotia, Canada
                                                                                          Canada
                                                                                          600040086215

                                                                                          The Bank of Nova
                                                                                          Scotia
                                                                                          Saint John, New
                                                                                          Brunswick E2L 4J6
                                                                                          Canada
                                                                                          600040088919

                                                                                          The Bank of Nova
                                                                                          Scotia
                                                                                          Saint John, New
                                                                                          Brunswick E2L 4J6
                                                                                          Canada
                                                                                          600040086118

                                                                                          LaSalle National Bank
                                                                                          Chicago, IL
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          LOCATION OF
                                                                   LOCATION OF            COLLATERAL IN WHICH
                   SUBSIDIARY OF LOAN                              BOOKS AND              LOAN PARTY HAS AN          PLACES OF
LOAN PARTY         PARTY                 CHIEF EXECUTIVE OFFICE    RECORDS                INTEREST                   BUSINESS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          5800395708

                                                                                          The Bank of Nova Scotia
                                                                                          Saint John, New
                                                                                          Brunswick E2L 4J6
                                                                                          Canada
                                                                                          600040086010

                   Spiegel Publishing    3500 Lacey Road Downers   Downers Grove, IL      3500 Lacey Drive
                   Company               Grove, IL 60515                                  Downers Grove, IL          IL

                   New Hampton Realty    5000 City Line Road       New York, NY           Hampton, VA                VA
                   Corp.                 Hampton, VA 23661

                   Distribution          6600 Alum Creek Drive,    Groveport, OH          6600 Alum Creek            OH
                   Fulfillment Services, Groveport, OH                                    Drive, Groveport,
                   Inc. (DFS)                                                             OH

                                                                                          4545 Fisher Road
                                                                                          Columbus, OH
                                                                                                                     OR
                   Gemini Credit         9300 SW Gemini Drive      Beaverton, OR          Financial Services
                   Services, Inc.        Beaverton, OR 97008                              Management Corp.
                                                                                          Brooklyn Center, MN
                                                                                          708100

                                                                                          Wells Fargo Bank
                                                                                          San Francisco, CA
                                                                                          1008353391

                                                                                          Wells Fargo Bank
                                                                                          San Francisco, CA
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          LOCATION OF
                                                                   LOCATION OF            COLLATERAL IN WHICH
                   SUBSIDIARY OF LOAN                              BOOKS AND              LOAN PARTY HAS AN          PLACES OF
LOAN PARTY         PARTY                 CHIEF EXECUTIVE OFFICE    RECORDS                INTEREST                   BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          1008353359

                                                                                          Wells Fargo Bank
                                                                                          San Francisco, CA
                                                                                          4945040079

Ultimate                                 3500 Lacey Road Downers   Downers Grove, IL      3500 Lacey Drive           CO, FL, GA, IL,
Outlet Inc.                              Grove, IL 60515                                  Downers Grove, IL          IN, MI, MN,
                                                                                                                     MO, NV, OH,
                                                                                          Columbus (299) 4549        PA, TX, VA
                                                                                          Fisher Road
                                                                                          Columbus, OH

                                                                                          Birch Run (270) 12150
                                                                                          S. Beyer Road Birch
                                                                                          Run, MI

                                                                                          Potomac Mills (269)
                                                                                          2700 Potomac Mills
                                                                                          Circle, Suite 100
                                                                                          Prince William, VA

                                                                                          Dalton (273) 1001
                                                                                          Market Street
                                                                                          Dalton, GA

                                                                                          Woodbury (271) Prime
                                                                                          Outlets 10150 Hudson
                                                                                          Rd, Ste. B170
                                                                                          Woodbury, MN

                                                                                          Lancaster (272)
                                                                                          35 S. Willowdale
                                                                                          Drive Box 1808
                                                                                          Lancaster, PA
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          LOCATION OF
                                                                   LOCATION OF            COLLATERAL IN WHICH
                   SUBSIDIARY OF LOAN                              BOOKS AND              LOAN PARTY HAS AN          PLACES OF
LOAN PARTY         PARTY                 CHIEF EXECUTIVE OFFICE    RECORDS                INTEREST                   BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Naperville (264)
                                                                                          Westridge Court
                                                                                          Center 2781 Aurora Ave
                                                                                          Naperville, IL

                                                                                          San Marcos (277)
                                                                                          Tanger Factory Outlet
                                                                                          4015 I-35 S, Suite 338
                                                                                          San Marcos, TX

                                                                                          Branson (249)
                                                                                          4460 Gretna Road
                                                                                          Branson, MO

                                                                                          Loveland (246)
                                                                                          5700 McWhinney Blvd.
                                                                                          Loveland, CO

                                                                                          Michigan City (247)
                                                                                          1500 Lighthouse Place
                                                                                          Michigan City, IN

                                                                                          Odessa (278)
                                                                                          1212 W. Old Hwy. 40
                                                                                          Odessa, MO

                                                                                          Sealy (296)
                                                                                          1402 Outlet Ctr Drive,
                                                                                          Ste. 50
                                                                                          Sealy, TX

                                                                                          Sawgrass Mills (267)
                                                                                          12801 W. Sunrise Blvd.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          LOCATION OF
                                                                      LOCATION OF         COLLATERAL IN WHICH
                  SUBSIDIARY OF LOAN                                  BOOKS AND           LOAN PARTY HAS AN         PLACES OF
LOAN PARTY        PARTY                     CHIEF EXECUTIVE OFFICE    RECORDS             INTEREST                  BUSINESS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Sunrise, FL

                                                                                          Las Vegas (276)
                                                                                          7400 S. Las Vegas Blvd.
                                                                                          Las Vegas, NV
                                                                                          Edinburgh (298)
                                                                                          11890 N. Executive
                                                                                          Dr. Edinburgh, IN

                                                                                          Cincinnati (297)
                                                                                          1047 Forest Fair
                                                                                          Drive, #100
                                                                                          Cincinnati, OH

-----------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer,                                15010 NE 36th Street      Redmond, WA         Goods located in all 50   50 US States;
Inc.                                        Redmond, WA 98052                             states and in Canada      Canada (Alberta,
                                                                                          (Alberta, British         British
                                                                                          Columbia, Ontario,        Columbia,
                                                                                          Saskatchewan, Manitoba,   Ontario,
                  Eddie Bauer               3500 Lacey Drive          Redmond, WA         Nova Scotia,              Saskatchewan,
                  Diversified Sales LLC     Downers Grove, IL                             Newfoundland), including  Manitoba, Nova
                                                                                          but not limited to:       Scotia,
                                                                                                                    Newfoundland)

                  Eddie Bauer of Canada,    201 Aviva Park Drive      Ontario, Canada
                  Inc.                      Vaughan, Ontario


                  Eddie Bauer Services,     6600 Alum Creek Drive     Groveport, OH       3700 150th Avenue NE
                  LLC                       Groveport, OH                                 Redmond, WA

                  Eddie Bauer               3500 Lacey Drive          Downers Grove,      15010 NE 36th Street
                  International             Downers Grove, IL         IL                  Redmond, WA
                  Development LLC
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          LOCATION OF
                                                                      LOCATION OF         COLLATERAL IN WHICH
                  SUBSIDIARY OF LOAN                                  BOOKS AND           LOAN PARTY HAS AN         PLACES OF
LOAN PARTY        PARTY                     CHIEF EXECUTIVE OFFICE    RECORDS             INTEREST                  BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          15012 NE 38th Street
                                                                                          Redmond, WA
------------------------------------------------------------------------------------------------------------------------------------
Newport                                     711 Third Avenue          New York, NY        McKinley Mall Outlet      DE, NY, OH,
News, Inc.                                  New York, NY 10017                            South 3701 McKinley       VA
                                                                                          Pkwy. Unit # 834
                                                                                          Buffalo, NY

                                                                                          Williamsburg Outlet
                                                                                          6401 Richmond Road
                                                                                          Store No. 27
                                                                                          Lightfoot, VA

                                                                                          Newmarket So. Outlet
                                                                                          32 Newmarket Square,
                                                                                          Suite 17
                                                                                          Newport News, VA

                                                                                          Military Cir - Outlet
                                                                                          880 North Military
                                                                                          Highway Space #1070
                                                                                          Norfolk, VA

                                                                                          Rehoboth-2nd HN
                                                                                          Rehoboth Mall 666-
                                                                                          493 Highway 1
                                                                                          Rehoboth Beach, DE

                                                                                          Crossroads Outlet
                                                                                          I-281 at Hershberger
                                                                                          Road, Unit 175
                                                                                          Roanoke, VA

                                                                                          Lynnhaven No. Outlet
                                                                                          2720 North Mall
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          LOCATION OF
                                                                      LOCATION OF         COLLATERAL IN WHICH
                  SUBSIDIARY OF LOAN                                  BOOKS AND           LOAN PARTY HAS AN         PLACES OF
LOAN PARTY        PARTY                     CHIEF EXECUTIVE OFFICE    RECORDS             INTEREST                  BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Drive Suites 200-204
                                                                                          Virginia Beach, VA

                                                                                          Shipyard Shops Outlet
                                                                                          960 Pettinaro Park Dr.
                                                                                          Wilmington, DE
..
                                                                                          Ft. Chiswell Outlet
                                                                                          731 Factory Outlet
                                                                                          Drive, A-3
                                                                                          Ft. Chiswell, VA

                                                                                          5000 City Line Road
                                                                                          Hampton, VA

                                                                                          5000 Chestnut
                                                                                          Newport News, VA

                                                                                          5201 City Line Road
                                                                                          Newport News, VA

                                                                                          2201 Aluminium
                                                                                          Drive
                                                                                          Hampton, VA

                  Newport News              5201 City Line Road
                  Services, LLC             Newport News, VA          Hampton, VA                                   VA
------------------------------------------------------------------------------------------------------------------------------------
Spiegel                                     3500 Lacey Road           Downers Grove, IL                             IL, OH, VA
Catalog,                                    Downers Grove, IL 60515
Inc.

                  Spiegel Marketing         711 Third Avenue          New York, NY                                  NY, VA
                  Corporation               New York, NY 10017

                  Spiegel Catalog           6600 Alum Creek Drive     Groveport, OH                                 OH
                  Services, LLC             Groveport, OH
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 6.17

                              INTELLECTUAL PROPERTY

     I.   EDDIE BAUER, INC. TRADEMARKS
          1)   U.S. TRADEMARK REGISTRATIONS

TRADEMARK                                                                        NUMBER                    DATE
-------------------------------------------------------------------------------------------------------------------
"Our creed. To give you such outstanding quality, value service and guarantee    2327855                   3/14/00
that we may be worthy of your high esteem"
-------------------------------------------------------------------------------------------------------------------
Ebtek                                                                            1990423                   7/30/96
-------------------------------------------------------------------------------------------------------------------
Ebtek                                                                            2082388                   7/22/97
-------------------------------------------------------------------------------------------------------------------
Ebtek                                                                            2172875                   7/14/98
-------------------------------------------------------------------------------------------------------------------
Ebtek                                                                            2498168                   10/16/01
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      880279                    11/11/69
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      880280                    11/11/69
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      994152                    9/24/74
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2199981                   10/27/98
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2237509                   4/6/99
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2251500                   6/8/99
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2265464                   7/27/99
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2308646                   1/18/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2325813                   3/7/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2331757                   3/21/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2364451                   7/4/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2368565                   7/18/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2430268                   2/20/01
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2447116                   4/24/01
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2469401                   7/17/01
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2473338                   7/31/01
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2483518                   8/28/01
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2482728                   8/28/01
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2490354                   9/18/01
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2534952                   1/29/02
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2564655                   4/23/02
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2580307                   6/11/02
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      2589917                   7/2/02
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Adventurer                                                           2260794                   7/13/99
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Adventurer Oval Design                                               1980307                   6/11/96
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Balance                                                              2133309                   1/27/98
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Sport Shop Seattle                                                   76/475,072                12/13/02
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer stylized                                                             76/431,074                2/15/02
-------------------------------------------------------------------------------------------------------------------

          2)   U.S. TRADEMARK APPLICATIONS

                                                                                 APPLICATION            APPLICATION
TRADEMARK                                                                        NUMBER                 DATE
-------------------------------------------------------------------------------------------------------------------
Ebsport                                                                          78/005965              4/27/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      78/006434              5/2/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      78/006436              5/2/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      78/006439              5/2/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      78/006450              5/2/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      78/008068              5/15/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer                                                                      76/446226              8/30/02
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Est, 1920 Stencil Goose (Design)                                     2307185                1/11/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose Logo                                                           2249685                6/1/99
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose Logo                                                           2272158                8/24/99
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Legends                                                              2010623                10/22/96
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Outdoor Outfitter Since 1920 (And Design)                            1580777                1/30/90
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature (And Design)                                               880280                 11/11/69
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature (And Design)                                               1300986                10/16/84
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature (And Design)                                               1305892                11/20/84
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature (And Design)                                               1447361                7/14/87
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature (Design)                                                   2331753                3/21/00
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature (Design)                                                   2257761                6/29/99
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature (Design)                                                   76/446225              8/30/02
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature (Design)                                                   2249698                6/1/99
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature (Design)                                                   2274112                8/31/99
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer Since 1920 Goose Clock Design                                        2331904                3/21/00
-------------------------------------------------------------------------------------------------------------------
Geese In Flight Design (Design)                                                  1235480                4/19/83
-------------------------------------------------------------------------------------------------------------------
Goose & Globe Design                                                             2109257                10/28/97
-------------------------------------------------------------------------------------------------------------------
Our Guarantee. Every Item We Sell Will Give You Complete Satisfaction Or You     2327854                3/14/00
May Return It For A Full Refund
-------------------------------------------------------------------------------------------------------------------
Weatheredge                                                                      2,375,777              8/8/00
-------------------------------------------------------------------------------------------------------------------
www.eddiebauer.com                                                               2429474                2/20/01
-------------------------------------------------------------------------------------------------------------------

          3)   FOREIGN APPLICATIONS

TRADEMARK                   CLASS                  COUNTRY           NUMBER               DATE
--------------------------------------------------------------------------------------------------
Eddie Bauer                 18                     Mexico            192663               3/3/94
--------------------------------------------------------------------------------------------------
Eddie Bauer                 25                     Venezuela         15691-94             11/24/94
--------------------------------------------------------------------------------------------------
Eddie Bauer                 18, 21, 24, 25, 42     Czech Republic    178214               3/25/02
--------------------------------------------------------------------------------------------------
Eddie Bauer                 9                      New Zealand       670887               12/24/02
--------------------------------------------------------------------------------------------------
Eddie Bauer Goose Logo      16, 25, 35             Europe - CTM      001 395 284          11/24/99
--------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25, 35                 Uruguay           324.254              7/5/00
--------------------------------------------------------------------------------------------------

          4)   FOREIGN REGISTRATIONS

TRADEMARK                   CLASS                  COUNTRY           NUMBER               DATE
--------------------------------------------------------------------------------------------------
Ebtek                       18,25,28               Germany           39640125             9/30/96
--------------------------------------------------------------------------------------------------
Ebtek                       18,25,28               UK & N. Ireland   2,113,271            10/18/96
--------------------------------------------------------------------------------------------------
Ebtek                       14, 18, 25,            Canada            TMA544259            4/30/01
--------------------------------------------------------------------------------------------------
Ebtek                       3                      Canada            TMA559776            3/27/02
--------------------------------------------------------------------------------------------------
Eddie Bauer                 24                     Japan             1,357,258            11/28/78
--------------------------------------------------------------------------------------------------
Eddie Bauer                 18, 25                 Indonesia         260691               6/29/90
--------------------------------------------------------------------------------------------------

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  Mexico                          431820               8/26/92
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Mexico                          526940               8/26/92
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16,20,24,25         Germany                         2074047              12/22/92
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  UK & N. Ireland                 B1,522,621           12/23/92
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  UK & N. Ireland                 B1,522,623           12/23/92
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  UK & N. Ireland                 B1,522,622           12/23/92
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16,20,24,25,42      Switzerland                     409,690              4/1/93
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  Mexico                          504,655              4/12/93
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  Mexico                          475,793              4/12/93
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 42                  Mexico                          486,135              2/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 12                  Mexico                          459389               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 3                   Mexico                          459368               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 21                  Mexico                          459366               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 14                  Mexico                          459367               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 28                  Mexico                          520326               4/7/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16,18,20,24,25,35   France                          94535788             9/13/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16,18,20,24,25,35   Benelux                         562322               12/22/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16,18,20,24,25,42   Italy                           722859               1/17/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16,18,20,24,25,35   Austria                         158118               5/22/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16,18               UK & N. Ireland                 2,023,636            6/10/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Indonesia                       359000               6/15/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18                  Switzerland                     431,504              6/15/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 35                  UK & N. Ireland                 2,024,571            6/21/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 14,18,35            Germany                         39524347             6/30/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  Ireland                         166958               7/13/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  Ireland                         166949               7/13/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Ireland                         166950               7/13/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  Ireland                         166946               7/13/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18                  Ireland                         166947               7/13/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  Spain                           1,977,402            7/19/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  Spain                           1,977,401            7/19/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  Spain                           1,977,399            7/19/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  Colombia                        181838               11/29/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18                  Colombia                        181888               11/29/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  Colombia                        181887               11/29/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  Colombia                        181886               11/29/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Colombia                        181885               11/29/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16,18,20,24,25,35   Portugal                        311,579              6/3/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 35, 42              Ireland                         219537               7/1/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  Hong Kong                       7121/1998            7/17/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 12                  Japan                           3201764              9/30/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 9                   Japan                           3201762              9/30/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 14                  Japan                           320-9622             10/31/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18                  Japan                           3209623              10/31/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  Japan                           3217066              10/31/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  Japan                           3209632              10/31/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Japan                           3209624              10/31/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18                  Bolivia                         62420-C              11/1/96
-------------------------------------------------------------------------------------------------------------

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  Bolivia                         62421-C              11/1/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  Bolivia                         62418-C              11/1/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  Bolivia                         62419-C              l1/1/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Bolivia                         62414-C              11/1/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  Ecuador                         2083-96              11/13/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18                  Ecuador                         208496               11/13/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  Ecuador                         208596               11/13/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  Ecuador                         208696               11/13/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Ecuador                         208796               11/13/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 22                  Japan                           3223117              11/29/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18                  China                           913096               12/14/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  Hong Kong                       2265/1998            12/20/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 42                  Hong Kong                       4683/1998            12/20/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Hong Kong                       1405/1998            12/20/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18                  Hong Kong                       4682/1998            12/20/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  Hong Kong                       1404/1998            12/20/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 21                  Japan                           3236088              12/25/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  China                           925488               1/7/97
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24                  China                           928837               1/14/97
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  China                           932264               1/21/97
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 20                  China                           933743               1/21/97
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 35                  China                           943552               2/7/97
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  Japan                           3329311              7/4/97
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 35                  Spain                           2111150              10/5/98
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 16                  South Korea                     449807               6/23/99
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 24,25               Chile                           550597               10/21/99
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 35                  Chile                           558330               1/12/00
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Honduras                        76583                2/2/00
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Taiwan                          901678               8/16/00
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  Paraguay                        229943               11/13/00
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 3, 4                Canada                          TMA546820            6/20/01
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 25                  China                           1751950              4/21/02
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Design          25                  Canada                          156448               4/19/68
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Mexico                          459796               3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           22                  Mexico                          459800               3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           3                   Mexico                          467,858              3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           21                  Mexico                          459798               3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           12                  Mexico                          462324               3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           14                  Mexico                          467,860              3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           16                  Mexico                          459797               3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           24                  Mexico                          462322               3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           20                  Mexico                          462323               3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           18                  Mexico                          467,863              3/3/94
Logo
-------------------------------------------------------------------------------------------------------------

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           42                  Mexico                          475,814              3/3/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  France                          94/535790            9/13/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           18,24,25            Benelux                         562324               12/22/94
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Italy                           722971               1/17/95
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Austria                         157848               5/3/95
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Switzerland                     431,450              6/15/95
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  UK & N. Ireland                 2,024,572            6/21/95
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           18,24,25            Germany                         39524753             6/30/95
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Ireland                         167087               7/13/95
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Spain                           1,977,406            7/19/95
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Portugal                        311,581              6/3/96
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Brazil                          817934634            10/1/96
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Bolivia                         62415-C              11/1/96
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Ecuador                         208296               11/13/96
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Hong Kong                       01925 of             12/20/96
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           18                  Japan                           3242033              12/25/96
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           14                  Japan                           3242183              12/25/96
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  China                           943415               1/21/97
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Japan                           3250459              1/31/97
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           20                  Japan                           3259909              2/24/97
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           24                  Japan                           3264779              2/24/97
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           12                  Japan                           3277695              4/11/97
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           16                  Japan                           3283561              4/18/97
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           22                  Japan                           3282490              4/18/97
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           21                  Japan                           3289260              4/25/97
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           16                  South Korea                     449809               6/23/99
Logo
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Goose           25                  Taiwan                          917864               12/1/00
Logo
-------------------------------------------------------------------------------------------------------------

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Outdoor         35                  Canada                          TMA558217            2/20/02
Outfitter Since 1920
And Design
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25, 35              Canada                          156446               4/19/68
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       35                  Canada                          225694               1/27/78
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       20, 21, 22, 25,     Japan                           1,453,370            1/30/81
                            27, 28
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       12                  Canada                          383729               5/3/91
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  UK & N. Ireland                 1,522,624            12/23/92
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       24                  Mexico                          459382               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       14                  Mexico                          459380               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Mexico                          500,236              3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       3                   Mexico                          459377               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       21                  Mexico                          459376               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       18                  Mexico                          520324               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       16                  Mexico                          459381               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       20                  Mexico                          459383               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       12                  Mexico                          459385               3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       22                  Mexico                          459,390              3/3/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       42                  Mexico                          471,740              3/22/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  France                          94/535789            9/13/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Austria                         155082               10/31/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       18,24,25            Benelux                         562323               12/22/94
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Italy                           734591               1/20/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  UK & N. Ireland                 2,023,643            6/10/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Switzerland                     431,434              6/15/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       18,24,25            Germany                         39524754             6/30/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Ireland                         167741               7/13/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Colombia                        181988               12/13/95
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Peru                            22749                1/22/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Portugal                        311,580              6/3/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       16                  Japan                           3201735              9/30/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       24                  Japan                           3209633              10/31/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       20                  Japan                           3217067              10/31/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Bolivia                         62416-C              11/1/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Ecuador                         208196               11/13/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       22                  Japan                           3223118              11/29/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  Hong Kong                       1403/1998            12/20/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       14                  Japan                           3242185              12/25/96
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       25                  China                           925486               1/7/97
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature       16                  South Korea                     449808               6/23/99
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature &     22                  Japan                           1,672,363            3/22/84
Design
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature &     12                  Japan                           1,700,231            7/25/84
Design
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature &     24                  Japan                           1700228              7/25/84
Design
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature &     21                  Japan                           1,710,871            8/28/84
Design
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature &     20                  Japan                           1,666,279            3/22/84
Design
-------------------------------------------------------------------------------------------------------------
Eddie Bauer Signature &     25, 35              Canada                          307215               9/20/85
Design
-------------------------------------------------------------------------------------------------------------

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18,24,25            Germany                         398 23 848           4/30/98
Weatheredge
-------------------------------------------------------------------------------------------------------------
Eddie Bauer                 18,24,25            Germany                         39900675             1/31/99
Weatheredge
-------------------------------------------------------------------------------------------------------------
Sport Shop & Design         28                  Japan                           3236093              12/25/96
-------------------------------------------------------------------------------------------------------------
Sport Shop & Design         18                  Japan                           3242034              12/25/96
-------------------------------------------------------------------------------------------------------------
Sport Shop & Design         25                  Japan                           3250460              1/31/97
-------------------------------------------------------------------------------------------------------------
Sport Shop & Design         20                  Japan                           3259910              2/24/97
-------------------------------------------------------------------------------------------------------------
Sport Shop & Design         16                  Japan                           3289264              4/25/97
-------------------------------------------------------------------------------------------------------------
Sport Shop And              20                  Mexico                          462321               3/3/94
Design
-------------------------------------------------------------------------------------------------------------
Sport Shop And              25                  Mexico                          464161               3/3/94
Design
-------------------------------------------------------------------------------------------------------------
Sport Shop And              14                  Mexico                          467,859              3/3/94
Design
-------------------------------------------------------------------------------------------------------------
Sport Shop And              16                  Mexico                          459794               3/3/94
Design
-------------------------------------------------------------------------------------------------------------
Sport Shop And              18                  Mexico                          472,634              3/22/94
Design
-------------------------------------------------------------------------------------------------------------
Weatheredge                 18,24,25            UK & N. Ireland                 2158689              2/19/98
-------------------------------------------------------------------------------------------------------------
Weatheredge                 18,24,25            Japan                           4250842              3/12/99
-------------------------------------------------------------------------------------------------------------
Weatheredge                 24,25               Canada                          TMA520639            12/18/99
-------------------------------------------------------------------------------------------------------------

       II. NEWPORT NEWS, INC. TRADEMARKS
              1)        U.S. TRADEMARK REGISTRATIONS

TRADEMARK                                                                       NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Easy Style                                                                      2269553              8/10/99
-------------------------------------------------------------------------------------------------------------
Easy Style                                                                      2377550              8/15/00
-------------------------------------------------------------------------------------------------------------
Fashion Avenue                                                                  1596571              5/15/90
-------------------------------------------------------------------------------------------------------------
If It's Hot There It's Happening Here                                           2,224,360            2/16/99
-------------------------------------------------------------------------------------------------------------
Jeannieology                                                                    1731215              11/10/92
-------------------------------------------------------------------------------------------------------------
Jeanology                                                                       2334899              3/28/00
-------------------------------------------------------------------------------------------------------------
Jeanology                                                                       2444852              4/17/01
-------------------------------------------------------------------------------------------------------------
Jeanology                                                                       2453149              5/22/01
-------------------------------------------------------------------------------------------------------------
Jeanology Performance                                                           2448515              5/1/01
-------------------------------------------------------------------------------------------------------------
N Design                                                                        2464610              6/26/01
-------------------------------------------------------------------------------------------------------------
Newport News                                                                    76/470,999           3/27/87
-------------------------------------------------------------------------------------------------------------
Newport News                                                                    1691635              6/9/92
-------------------------------------------------------------------------------------------------------------
Newport News                                                                    1892686              5/2/95
-------------------------------------------------------------------------------------------------------------
Newport News                                                                    2105336              10/14/97
-------------------------------------------------------------------------------------------------------------
Newport News                                                                    2379372              8/22/00
-------------------------------------------------------------------------------------------------------------
Newport News                                                                    2391515              10/3/00
-------------------------------------------------------------------------------------------------------------
Newport News Easy Style                                                         2269554              8/10/99
-------------------------------------------------------------------------------------------------------------
Newport News Easy Style N (And Design)                                          2464564              6/26/01
-------------------------------------------------------------------------------------------------------------
Newport-News.Com                                                                2415472              12/26/00
-------------------------------------------------------------------------------------------------------------
Shape Fx                                                                        2398811              10/24/00
-------------------------------------------------------------------------------------------------------------
Shape Fx                                                                        2598557              7/23/02
-------------------------------------------------------------------------------------------------------------

              2)        U.S. TRADEMARK APPLICATIONS

TRADEMARK                                                                       NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Cami                                                                            75/935249            2/16/00
-------------------------------------------------------------------------------------------------------------
Half Past Casual                                                                76/412378            5/22/02
-------------------------------------------------------------------------------------------------------------
Jeanology                                                                       76/310940            9/10/01
-------------------------------------------------------------------------------------------------------------
Quint Kini                                                                      76/425215            6/27/02
-------------------------------------------------------------------------------------------------------------

              3)        FOREIGN REGISTRATIONS

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Fashion Options And         25                  Brazil                          819479217            4/6/99
Design
-------------------------------------------------------------------------------------------------------------
Jeanology                   16, 25              Benelux                         0690474              10/31/00
-------------------------------------------------------------------------------------------------------------
Jeanology                   16, 25              Germany                         300 80 400           10/31/00
-------------------------------------------------------------------------------------------------------------
Jeanology                   25                  Spain                           2355728              11/6/00
-------------------------------------------------------------------------------------------------------------
Jeanology                   16, 25              Ireland                         221124               11/22/00
-------------------------------------------------------------------------------------------------------------
Jeanology                   25                  UK & N. Ireland                 2254152              11/27/00
-------------------------------------------------------------------------------------------------------------
Jeanology                   16, 25              Denmark                         VR2000               12/18/00
-------------------------------------------------------------------------------------------------------------
Jeanology                   16, 25              Sweden                          350331               1/23/01
-------------------------------------------------------------------------------------------------------------
Jeanology                   16, 25              Austria                         194079               2/13/01
-------------------------------------------------------------------------------------------------------------
Jeanology                   16, 25              Finland                         221930               10/15/01
-------------------------------------------------------------------------------------------------------------
Shape & Slim                25                  Europe - CTM                    000828426            5/15/98
-------------------------------------------------------------------------------------------------------------
Shape & Slim And            25                  Brazil                          820882135            12/26/00
Design
-------------------------------------------------------------------------------------------------------------
Shape Fx                    25                  UK & N. Ireland                 2236735              6/22/00
-------------------------------------------------------------------------------------------------------------
Shape Fx                    16, 18              Japan                           4468763              4/20/01
-------------------------------------------------------------------------------------------------------------

              4)        FOREIGN APPLICATIONS

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Jeanology                   16, 25              Greece                          145592               11/6/00
-------------------------------------------------------------------------------------------------------------
Jeanology                   16, 25              Italy                           T02000C00            11/10/00
-------------------------------------------------------------------------------------------------------------
Jeanology                   6, 14, 16, 18, 20,  Canada                          1156683              10/23/02
                            25, 35
-------------------------------------------------------------------------------------------------------------

       III. SPIEGEL CATALOG, INC. TRADEMARKS
              5)        U.S. TRADEMARK REGISTRATIONS

TRADEMARK                                                                       NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Lifestyle Resource For The Working Woman                                        2391735              10/3/00
-------------------------------------------------------------------------------------------------------------
Lifestyle Retailers                                                             2267918              8/3/99
-------------------------------------------------------------------------------------------------------------
Reflections By Spiegel                                                          2418065              1/2/01
-------------------------------------------------------------------------------------------------------------
Spiegel                                                                         2357704              6/13/00
-------------------------------------------------------------------------------------------------------------
Spiegel.Com                                                                     2387639              9/19/00
-------------------------------------------------------------------------------------------------------------
Spiegeltronics                                                                  2173865              7/14/98
-------------------------------------------------------------------------------------------------------------
Spiegeltronics                                                                  2346491              5/2/00
-------------------------------------------------------------------------------------------------------------

              6)        U.S. TRADEMARK APPLICATIONS

TRADEMARK                                                                       NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Reflections Images Of You                                                       78/011183            6/5/00
-------------------------------------------------------------------------------------------------------------
Spiegel Shop                                                                    75/539769            8/20/98
-------------------------------------------------------------------------------------------------------------
Ultra Pro                                                                       78/054191            3/21/01
-------------------------------------------------------------------------------------------------------------
Ultra Pro                                                                       78/055926            3/30/01
-------------------------------------------------------------------------------------------------------------

              7)        FOREIGN APPLICATIONS

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Spiegel                     16                   Russian Federation             2000718953           7/26/00
-------------------------------------------------------------------------------------------------------------

        IV. SPIEGEL, INC. TRADEMARKS
              8)        U.S. TRADEMARK REGISTRATIONS

TRADEMARK                                                                       NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Blushe By Spiegel                                                               2383650              9/5/00
-------------------------------------------------------------------------------------------------------------
Boutique Europa                                                                 1815873              1/11/94
-------------------------------------------------------------------------------------------------------------
Boutique Europa                                                                 1871948              1/3/95
-------------------------------------------------------------------------------------------------------------
For You From Spiegel                                                            1518457              12/27/88
-------------------------------------------------------------------------------------------------------------
For You From Spiegel                                                            1564685              11/7/89
-------------------------------------------------------------------------------------------------------------
Moda Spiegel                                                                    2155463              5/5/98
-------------------------------------------------------------------------------------------------------------
On view                                                                         2116392              11/25/97
-------------------------------------------------------------------------------------------------------------
Onview Home                                                                     2434322              3/6/01
-------------------------------------------------------------------------------------------------------------
Paradox                                                                         1756156              3/2/93
-------------------------------------------------------------------------------------------------------------
Paradox                                                                         1863192              11/15/94
-------------------------------------------------------------------------------------------------------------
Shopping At The Speed Of Life                                                   2139476              2/24/98
-------------------------------------------------------------------------------------------------------------
Shopping At The Speed Of Life                                                   2437259              3/20/01
-------------------------------------------------------------------------------------------------------------
Spiegel                                                                         1339154              6/4/85
-------------------------------------------------------------------------------------------------------------
Spiegel                                                                         1840600              6/21/94
-------------------------------------------------------------------------------------------------------------
Spiegel (And Design)                                                            1496715              7/19/88
-------------------------------------------------------------------------------------------------------------
The Spiegel Group                                                               2554891              4/2/02
-------------------------------------------------------------------------------------------------------------
The Spiegel Group Lifestyle Retailers (And Design)                              2471411              7/24/01
-------------------------------------------------------------------------------------------------------------

              9)        U.S. TRADEMARK APPLICATIONS

TRADEMARK                                                                       NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Blushe Impressions                                                              75/955600            3/9/00
-------------------------------------------------------------------------------------------------------------
S Made Exclusively For Spiegel Catalog, Inc.                                    76/123205            9/6/00
-------------------------------------------------------------------------------------------------------------
Spiegel E Market (And Design)                                                   76/028851            4/19/00
-------------------------------------------------------------------------------------------------------------

              10)       FOREIGN REGISTRATIONS

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Spiegel                     16                  Mexico                          459,588              8/25/92
------------------------------------------------------------------------------------------------------------
Spiegel                     25                  Mexico                          467,877              4/13/94
-------------------------------------------------------------------------------------------------------------
Spiegel                     16, 25              Russia                          147478               4/20/95
-------------------------------------------------------------------------------------------------------------
Spiegel                     16                  Colombia                        179239               8/31/95
-------------------------------------------------------------------------------------------------------------
Spiegel                     25                  Colombia                        179238               8/31/95
-------------------------------------------------------------------------------------------------------------

TRADEMARK                   CLASS               COUNTRY                         NUMBER               DATE
-------------------------------------------------------------------------------------------------------------
Spiegel                     25                  Bolivia                         62417-C              11/1/96
-------------------------------------------------------------------------------------------------------------
Spiegel                     16                  Bolivia                         62413-C              11/1/96
-------------------------------------------------------------------------------------------------------------
Spiegel                     16                  Ecuador                         218196               11/13/96
-------------------------------------------------------------------------------------------------------------
Spiegel                     25                  Ecuador                         218296               11/13/96
-------------------------------------------------------------------------------------------------------------
Spiegel                     25                  Panama                          91130                11/20/97
-------------------------------------------------------------------------------------------------------------
Spiegel                     25                  South Korea                     426,138              10/22/98
-------------------------------------------------------------------------------------------------------------
Spiegel                     16, 25, 35          Canada                          520730               12/17/99
-------------------------------------------------------------------------------------------------------------
Spiegel                     16, 25, 35          Canada                          TMA520811            12/21/99
-------------------------------------------------------------------------------------------------------------
Spiegel                     16                  Mexico                          684345               8/22/00
-------------------------------------------------------------------------------------------------------------
Spiegel                     42                  Mexico                          685677               8/22/00
-------------------------------------------------------------------------------------------------------------
Spiegel                     25                  Mexico                          692517               3/30/01
-------------------------------------------------------------------------------------------------------------
Spiegel                     25                  Paraguay                        247166               6/7/02
-------------------------------------------------------------------------------------------------------------
Spiegel (And Design)        16                  Colombia                        240906               9/4/01
-------------------------------------------------------------------------------------------------------------
Spiegel (Signature          16                  Russia                          210725               4/10/02
 Design)
-------------------------------------------------------------------------------------------------------------

        V. AUSTRALIAN TRADEMARK REPORT

                                                                 FILE           SERIAL
TRADEMARK       CLASS                                            NUMBER         NUMBER    STATUS
--------------------------------------------------------------------------------------------------------------------
EDDIE BAUER     Class 16: Catalogues                             00632.00.0447  645,509   Accepted and published
                                                                                          for Opposition.
                Class 18: Luggage including briefcases, carry
                bags, field bags, duffel bags, backpacks, day
                packs, pouches; umbrellas

                Class 20: Tables, beds, chairs, pillows, cushions

                Class 24: Bedding and bed linen, quilts, quilt covers, towels, blankets

                Class 42: Retail store services and mail order
                services relating to luggage, tables, beds,
                chairs, pillows, cushions, bedding and bed
                linen, quilts, quilt covers, towels, blankets
                and articles of clothing including footwear
                and headgear
--------------------------------------------------------------------------------------------------------------------
EDDIE BAUER     Class 6: Luggage locks                           00632.00.0448  938,843   Newly filed application to
                                                                                          cover additional goods to
                Class 9: Voltage converters                                               be licensed for sale in
                                                                                          Australia.

                Class 14: Travel alarm clocks

                Class 18: Cargo duffel bags, travel duffel
                bags, rolling duffel bags, backpacks, sport
                duffel bags, rolling gear bags, rolling
                backpacks, cargo cases, packing cases,
                overseas cases, attache cases, brief cases,
                business cases, toiletries bags, cosmetic
                bags, vanity cases, garment bags, organizer
                totes,
--------------------------------------------------------------------------------------------------------------------

               garment covers, belly bags, shoe bags,
               wet pouches, luggage carts
-----------------------------------------------------------------------------------------------------------------------------
EDDIE BAUER    Class 25: Articles of clothing, including           00632.00.0449     937,199       This is a divisional
               headgear and footwear                                                               application directed to
                                                                                                   clothing products. This
                                                                                                   application will remain
                                                                                                   suspended pending
                                                                                                   completion of the
                                                                                                   cancellation against the
                                                                                                   Bauer Nike Hockey Class
                                                                                                   25 registration.
-----------------------------------------------------------------------------------------------------------------------------
EDDIE BAUER    Class 9: Eyewear, including eyeglasses and          00632.00.0459     938,740       Newly filed application.
               eyeglass frames
-----------------------------------------------------------------------------------------------------------------------------
GOOSE LOGO     Class 25: Articles of clothing, including           00364.01.0831     645,506       Suspended pending
               headgear and footwear                                                               completion of
                                                                                                   cancellation proceeding
                                                                                                   against Class 25 Bauer
                                                                                                   Nike Hockey registration.
                                                                                                   We will make one further
                                                                                                   attempt to convince the
                                                                                                   Office to allow this mark
                                                                                                   because the expression
                                                                                                   "BAUER" is only a part of
                                                                                                   the overall composite
                                                                                                   logo.
-----------------------------------------------------------------------------------------------------------------------------
SIGNATURE      Class 25: Articles of clothing, including           00364.01.0832     645,507       Suspended pending
LOGO           headgear and footwear                                                               completion of
                                                                                                   cancellation proceeding
                                                                                                   against the Class 25
                                                                                                   Bauer Nike Hockey
                                                                                                   registration.
-----------------------------------------------------------------------------------------------------------------------------

SIGNATURE      Class 6: Luggage locks                              00632.00.0446     937,046       Newly filed application to
LOGO                                                                                               cover additional goods to
               Class 9: Voltage converters                                                         be licensed for sale in
                                                                                                   Australia.
               Class 14: Travel alarm clocks

               Class 18: Cargo duffel bags, travel duffel bags, rolling duffel bags, backpacks, sport duffel bags, rolling gear bags, rolling backpacks, cargo cases, packing cases, overseas cases, attache cases, brief cases, business cases, toiletries bags, cosmetic bags, vanity cases, garment bags, organizer totes, luggage tabs, money belts, passport cases, wallets, garment covers, belly bags, shoe bags, wet pouches, luggage carts

               Class 20: Neck pillows
-----------------------------------------------------------------------------------------------------------------------------
SIGNATURE      Class 9: Eyewear, including eyeglasses and          00632.00.0460     938,739       Newly filed application.
LOGO           eyeglass frames
-----------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 8.4

                       CORPORATE NAME; PRIOR TRANSACTIONS

Changes in Loan Party's or any of its Subsidiaries corporate name
-------------------------------------------------------------------------------
Spiegel General Service LLC (f/k/a Spiegel-Hermes General Service, LLC)
-------------------------------------------------------------------------------
Spiegel Marketing Corporation (f/k/a Boutique Europa, Inc.)
-------------------------------------------------------------------------------
Spiegel Group Teleservices, Inc. (f/k/a Spiegel Teleservice, Inc.)
-------------------------------------------------------------------------------
Use by any Loan Party's or any of its Subsidiaries of any other fictitious name
-------------------------------------------------------------------------------
N/A
-------------------------------------------------------------------------------
Mergers, Consolidations or Acquisitions
-------------------------------------------------------------------------------
Spiegel Catalog, Inc. acquired certain assets of Clifford and Wills, Inc. on 2/16/00
-------------------------------------------------------------------------------

                                  SCHEDULE 8.5

                           SUBSIDIARIES AND AFFILIATES

                                      STATE OF              PERCENT
                                      INCORPORATION         BUSINESS
NAME                                  (FORMATION)           OWNERSHIP           DESCRIPTION
--------------------------------------------------------------------------------------------------------------
Distribution Fulfillment Services,    Delaware              100%                Warehousing
Inc. (DFS)
--------------------------------------------------------------------------------------------------------------
East Coast Collection Agency,         Delaware              100%                Collections
Inc.
--------------------------------------------------------------------------------------------------------------
Eddie Bauer Diversified Sales,        Delaware              N/A                 Sub-licensor of Eddie Bauer
LLC/1/                                                                          trademarks to 3/rd/ party
                                                                                domestic licensees
--------------------------------------------------------------------------------------------------------------
Eddie Bauer International             Delaware              N/A                 Sub-licensor of Eddie Bauer
Development, LLC/1/                                                             trademarks to 3/rd/ party
                                                                                foreign licensees
--------------------------------------------------------------------------------------------------------------
Eddie Bauer Japan, Inc.               Japan                 30%                 Retail
--------------------------------------------------------------------------------------------------------------
Eddie Bauer Ltd. (UK)                 United Kingdom        40%                 Retail
--------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc./1/        Canada-Federal        N/A                 Retail
--------------------------------------------------------------------------------------------------------------
Eddie Bauer Services, LLC/1/          Ohio                  N/A                 Gift Certificate Issuer
--------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                     Delaware              100%                Retail
--------------------------------------------------------------------------------------------------------------
FCSI Reinsurance Limited/2/           Turks & Caicos        N/A                 Credit Insurance
--------------------------------------------------------------------------------------------------------------
Financial Services Acceptance         Delaware              100%                Holder of subordinated
Corporation                                                                     interested from Bankcard
                                                                                securitizations
--------------------------------------------------------------------------------------------------------------
First Consumers Credit                Delaware              N/A                 Receivables Buyer/Seller,
Corporation/3/                                                                  holder of seller interest from
                                                                                bankcard securitizations
--------------------------------------------------------------------------------------------------------------
First Consumers National Bank         Federal Charter       100%                Credit Card Issuer
--------------------------------------------------------------------------------------------------------------
Eddie Bauer GmbH & Co.                Germany               40%                 Retail
--------------------------------------------------------------------------------------------------------------

                                      STATE OF              PERCENT
                                      INCORPORATION         BUSINESS
NAME                                  (FORMATION)           OWNERSHIP           DESCRIPTION
--------------------------------------------------------------------------------------------------------------
Gemini Credit Services, Inc.          Delaware              100%                Servicer to retailers for
                                                                                their credit card
                                                                                operations
--------------------------------------------------------------------------------------------------------------
New Hampton Realty Corp.              Delaware              100%                Real Estate Ownership
--------------------------------------------------------------------------------------------------------------
Newgistics, Inc.                      Delaware              19%                 Merchandise returns logistics
--------------------------------------------------------------------------------------------------------------
Newport News Services, LLC/3/         Ohio                  N/A                 Gift Certificate Issuer
--------------------------------------------------------------------------------------------------------------
Newport News, Inc.                    Delaware              100%                Retail
--------------------------------------------------------------------------------------------------------------
Retailer Financial Products, Inc.     Delaware              100%                Currently Inactive
--------------------------------------------------------------------------------------------------------------
S.I. Reinsurance Limited              Turks & Caicos        100%                Credit Insurance
--------------------------------------------------------------------------------------------------------------
Spiegel Acceptance Corporation        Delaware              100%                Holder of Seller interest from
                                                                                preferred securitizations
--------------------------------------------------------------------------------------------------------------
Spiegel Cares, Inc.                   Illinois              100%                Charitable Foundation
--------------------------------------------------------------------------------------------------------------
Spiegel Catalog Services, LLC/6/      Ohio                  N/A                 Gift Certificate Issuer
--------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.                 Delaware              100%                Retail
--------------------------------------------------------------------------------------------------------------
Spiegel Credit Corporation III        Delaware              100%                Receivables Buyer/Seller
--------------------------------------------------------------------------------------------------------------
Spiegel General Service LLC           Delaware              60%                 Logistics Services
(f/k/a Spiegel-Hermes General
Service LLC)
--------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices, Inc.      Illinois              100%                Customer Sales Center
--------------------------------------------------------------------------------------------------------------
Spiegel Group                         Canada                100%                Customer Sales center
Teleservices- Canada, Inc.
--------------------------------------------------------------------------------------------------------------
Spiegel Management Group, Inc.        Delaware              100%                Corporate Mgmt. Services
--------------------------------------------------------------------------------------------------------------
Spiegel Marketing Corporation         Delaware              N/A                 Retail
(f/k/a Boutique Europa, Inc.)/6/
--------------------------------------------------------------------------------------------------------------
Spiegel Publishing Company            IL                    100%                Catalog Publishing
--------------------------------------------------------------------------------------------------------------
The Spiegel Foundation                Illinois              100%                Charitable Foundation
--------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.                  Delaware              100%                Retail
--------------------------------------------------------------------------------------------------------------

/1/ 100% owned by Eddie Bauer, Inc.
/2/ 100% owned by S.I. Reinsurance Limited
/3/ 100% owned by First Consumers National Bank
/4/ 100% owned by Retailer Financial Products
/5/ 100% owned by Newport News, Inc.
/6/ 100% owned by Spiegel Catalog, Inc.

                                  SCHEDULE 8.7

                         CAPITALIZATION OF LOAN PARTIES

                              As of March 17, 2003

                                               CLASS A       CLASS B       COMMON STOCK   MEMBER     CAPITAL
ENTITY                                         COMMON STOCK  COMMON STOCK                 INTERESTS  SURPLUS (US $)   NOTES
-----------------------------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices, Inc.                                                    250                      24,750
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Spiegel, Inc.
Spiegel, Inc.                                    14,945,144   117,009,869                               329,489,119   Consolidated
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Eddie Bauer
Eddie Bauer, Inc                                                                500,000                 261,580,120   Consolidated
-----------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.                                                              1,000                  40,009,000
-----------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.                                                                1,000                               Newport News
                                                                                                         32,115,000   Consolidated
-----------------------------------------------------------------------------------------------------------------------------------
New Hampton Realty Corp.                                                          1,000                          10
-----------------------------------------------------------------------------------------------------------------------------------
Spiegel Management Group, Inc.                                                    1,000                       9,000
-----------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment Services, Inc. (DFS)                                     1,000                      99,000
-----------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.                                                             1,000                  80,009,000
-----------------------------------------------------------------------------------------------------------------------------------
Spiegel Publishing Co.                                                            1,000                      99,000
-----------------------------------------------------------------------------------------------------------------------------------
Spiegel Marketing Corporation (f/k/a Boutique
Europa)                                                                           1,000                       9,000
-----------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.                                                       1,000                  (1,150,000)
-----------------------------------------------------------------------------------------------------------------------------------
Retailer Financial Products, Inc.                                                 1,000                       9,000
-----------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog Services LLC                                                                  1,000               0
-----------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer Services, LLC                                                                     1,000               0
-----------------------------------------------------------------------------------------------------------------------------------
Newport News Services LLC                                                                     1,000               0
-----------------------------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices-Canada, Inc.                                             100                       4,900
-----------------------------------------------------------------------------------------------------------------------------------
Gemini Credit Services, Inc                                                       1,000                       9,000
-----------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer Diversified Sales LLC                                                             1,000               0
-----------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer International Development, LLC                                                    1,000               0
-----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 8.9

                                      DEBT

                              As of March 17, 2003

I.   SPIEGEL, INC.

A.       ESCROW AGREEMENTS
  (i)    CHASE MERCHANT SERVICES
         $2.5MM OF EDDIE BAUER'S DEPOSITS HELD IN                               $ 2,500,000
         CHASE MERCHANT RESERVE ACCOUNT
         SPIEGEL GROUP

  (ii)   BANK OF AMERICA
         ESCROW ACCOUNT $2.5MM TO BE HELD BY
         B.O.A.
         $2.5MM ACH DISBURSEMENTS                                               $ 2,500,000

  (iii)  EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. AND LASALLE BANK
         NATIONAL ASSOCIATION
         2 ESCROW ACCOUNTS
         SPIEGEL CATALOG, INC. $600K                                            $   600,000
         EDDIE BAUER $1MM                                                       $ 1,000,000

  (iv)   FALL ADVERTISING CAMPAIGN (radio, newspaper, magazine)
         ESCROW ACCOUNT
         $400K CURRENTLY, INCREASING TO $625K BY
         3/31/03                                                                $   400,000
         DRAWDOWNS BY MULLEN ADVTG. AGENCY

  (v)    SEC PARTIAL FINAL JUDGMENT AND ORDER
         OF PERMANENT INJUNCTION AND OTHER
         EQUITABLE RELIEF
         ESCROW ACCOUNT
         SPIEGEL, INC.
         $500K                                                                  $   500,000

B. DEMAND NOTES ISSUED BY SPIEGEL, INC. TO SPIEGEL CREDIT CORPORATION III AS CAPITAL CONTRIBUTION
         (i)  September 20, 1994 $15 million
         (ii) March 16, 1995 $15 million

C.       LETTERS OF CREDIT OTHER THAN TRADE LC AGREEMENT

  (i)    Mags International Standby Letter of Credit
         $2,500,000
         Date of Agreement 9/21/99
         Term of Credit 10/31/03

  (ii)   MCB Sportswear Standby Letter of Credit
         $3,500,000
         Date of Agreement 9/21/99
         Term of Credit 1/31/04

D.       BONDS

  (i) Lease Bond             $ 11,000,000   For sublease of 3500
                                            Lacey Rd., Downers Grove,
                                            IL headquarters facility.
                                            Declining bond requirement over
                                            the remaining term of the lease.

  (ii) Customs Bond          $  7,500,000   Spiegel/Eddie Bauer customs bond
                                            required to clear goods.

  (iii) Customs Bond         $  1,000,000   Newport News customs bond required
                                            to clear goods.

  (iv) Customs Bond          $    800,000   Eddie Bauer Canadian customs bond
                                            required to clear goods.

  (v) Self Insurance Bond    $    325,000   Illinois workers compensation
                                            insurance bond

  (vi) Self Insurance Bond   $    460,000   Washington workers compensation self
                                            insurance bond

E.       LOAN AGREEMENTS

(i) US $600,000,000 Second Amended and Restated Revolving Credit Agreement dated as of June 30, 2000, as amended by the First Amendment to the Second Amended and Restated Revolving Credit Agreement dated as of June 26, 2001 by and among Spiegel, Inc. and various lending institutions as the Lenders, Deutsche Bank Securities Inc. and J.P. Morgan Securities as the Joint Lead Arrangers and Book Runners, J.P. Morgan Securities Inc. as the Syndication Agent and Deutsche Bank AG New York Branch as the Administrative Agent. US $600,000,000 outstanding as of March 17, 2003. Unsecured facility.

(ii) US $150,000,000 364-Day Revolving Credit Agreement dated as of June 30, 2000, as amended by the First Amendment to 364-Day Revolving Credit Agreement dated as of June 26, 2001, by and among Spiegel, Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities as the Joint Lead Arrangers and Book Runners, J.P. Morgan Securities Inc. as the Syndication Agent and Deutsche Bank AG New York Branch as the Administrative Agent. US $100,000,000 outstanding as of March 17, 2003. Unsecured facility.

(iii) US $150,000,000 Letter of Credit Facility Agreement dated as of September 27, 1996 by and among Spiegel, Inc. and various financial institutions and the Bank of America National Trust and Savings Association as Agent, as amended by Sixth Amendment to Letter of Credit Facility Agreement dated as of June 25, 2001 among Spiegel, Inc. and various financial institutions and Bank of America, National Association (formerly known as Bank of America

National Trust and Savings Association) as Agent. No moneys outstanding as of March 17, 2003. Unsecured facility.

(iv) US $60,000,000 Loan Agreement dated as of February 21, 2003, between Spiegel, Inc. and Otto-Spiegel Finance GmbH & Co. KG. US $60,000,000 outstanding as of March 17, 2003. Unsecured facility.

(v) US $31,300,000 Note and US $68,700,000 Note, both dated as of February 28, 2002, from Spiegel, Inc. to Otto-Spiegel Finance GmbH & Co. KG. US $100,000,000 outstanding as of March 17, 2003. Unsecured Notes.

(vi) Reimbursement Agreement between Spiegel, Inc. and Spiegel Holdings, Inc. pursuant to which Spiegel, Inc. has agreed to reimburse Spiegel Holdings, Inc. for any drawings under a US $78,000,000 Letter of Credit opened for the account of Spiegel Holdings, Inc. by Deutsche Bank for the benefit of First Consumers National Bank. Unsecured Facility.

(vii) CDN $3,970,000 Indenture dated as of August 16, 2002, by and among Spiegel Group Teleservices-Canada, Inc. and Her Majesty the Queen in Right of the Province of New Brunswick and Spiegel Group Teleservices-Canada, Inc, guaranteed by Spiegel, Inc.

(viii) US $34,783,021 loan from S.I. Reinsurance Limited to Spiegel, Inc.

(ix) US $9,929,664 loan from FCSI Reinsurance Ltd. to Spiegel, Inc.

(x) Spiegel, Inc. is a guarantor under the following lease agreements:

LESSEE                  ADDRESS             CITY        STATE   LANDLORD

Eddie Bauer of          201 Aviva           Vaughan,            Triplicon
Canada, Inc.            Park Drive          Ontario             Services, Inc.

Eddie Bauer, Inc.       15011 NE 36th St.   Redmond      WA     Laguna
                                                                North2/Exchange
                                                                LLC

Eddie Bauer, Inc.       3700 Monte Villa    Bothell      WA     Clark Properties
                        Parkway                                 II, LC

First Consumers         1880 14th Avenue,   Albany       OR     ALPAC
National Bank           S.E.                                    Building, LLC

First Consumers         1572 S. Dixie       St. George   UT     St. George
National Bank           Drive                                   Holdings, LLC

Spiegel of              Eight Neshaminy     Trevose      PA     Korman
Philadelphia, Inc.      Interplex                               Commercial
                                                                Prop, Inc.

LESSEE                  ADDRESS             CITY        STATE   LANDLORD

Newport News, Inc.      711 Third Avenue,   New York     NY     S.L.G. 711 Third
                        4th Floor                               LLC

Spiegel Group           Lansdowne Place     St. John,           Plazacorp Retail
Teleservices-Canada,    240 Newman St.      New                 Prop. Ltd.
Inc.                                        Brunswick

Spiegel Group           7236 E. Harry Court Wichita      KS     Topeka One LLC
Teleservices, Inc.

Ultimate Outlet, Inc.   1001 Market Street  Dalton       GA     Tanger
                                                                Properties LP

Ultimate Outlet, Inc.   Westridge Court     Naperville   IL     New Plan Realty
                        Center                                  Trust, Inc.
                        2781 Aurora
                        Avenue

Ultimate Outlet, Inc.   Tanger Factory      San Marcos   TX     Tanger
                        4015 I-35 S,                            Properties LP
                        Suite 335

Ultimate Outlet, Inc.   1212 W. Old Hwy 40  Odessa       MO     KC Factory
                                                                Shops LP

Ultimate Outlet, Inc.   1402 Outlet Ctr     Sealy        TX     Gretna, Sealy,
                        Drive, Ste. 50                          T. City OC LLC

Ultimate Outlet, Inc.   7400 S. Las Vegas   Las Vegas    NV     Las Vegas Outlet
                        Blvd.                                   World, Ltd.

Ultimate Outlet, Inc.   5700 McWhinney Blvd Loveland     CO     TGS (US)
                                                                Realty, Inc.

(xi) US $440,857,142 in the aggregate under the following unsecured Term Loan Agreements:

PRINCIPAL LENDER                         AMOUNT            BORROWER

  DZ Bank AG, Deutsche Zentral-          $ 25,000,000      Spiegel, Inc.
   Genossenschaftsbank
  DZ Bank AG, Deutsche Zentral-          $ 20,000,000      Spiegel, Inc.
   Genossenschaftsbank
  DZ Bank AG, Deutsche Zentral-          $ 20,000,000      Spiegel, Inc.
   Genossenschaftsbank
  Landesbank Hessen-Thuringen            $ 20,000,000      Spiegel, Inc.
  Landesbank Hessen-Thuringen            $ 20,000,000      Spiegel, Inc.
  Landesbank Hessen-Thuringen            $ 15,000,000      Spiegel, Inc.
  Bankgesellscaft Berlin                 $ 30,000,000      Spiegel, Inc.
   Aktiengesellschaft
  Bankgesellscaft Berlin                 $ 20,000,000      Spiegel, Inc.

PRINCIPAL LENDER                         AMOUNT            BORROWER
   Aktiengesellschaft
  Norddeutsche Landesbank                $ 20,000,000      Spiegel, Inc.
   Gironzentrale
  Dresdner AG, New York and Grand        $ 40,000,000      Spiegel, Inc.
   Cayman Branches
  Commerzbank Aktiengesellschaft, New    $ 40,000,000      Spiegel, Inc.
   York and Grand Cayman Branches
  Westdeutsche Landesbank Girozentrale   $ 35,000,000      Spiegel, Inc.
  Bayerische Hypo-Und Vereinsbank AG,    $ 25,000,000      Spiegel, Inc.
   New York Branch
  Bank of America, N.A.                  $ 22,857,142      Spiegel, Inc.
  Credit Suisse First Boston             $ 20,000,000      Spiegel, Inc.
  Danske Bank A/S                        $ 20,000,000      Spiegel, Inc.
  Norddeutsche Landesbank                $ 24,000,000      Spiegel, Inc. and
   Gironzentrale                                           Distribution
                                                           Fulfillment
                                                           Services (DFS)
  Deutsche Bank AG, New York and/or      $ 24,000,000      Spiegel, Inc. and
   Cayman Islands Branches                                 Distribution
                                                           Fulfillment
                                                           Services (DFS)

(xii) Obligated as a guarantor of all debt obligations of certain of its and its subsidiaries' employees under revolving credit accounts with American Express in connection with business expenses incurred by such employees in the ordinary course of business. As of March 21, 2003, such employees no longer have access to such revolving credit accounts.

II.  EDDIE BAUER, INC.

          Obligated as a guarantor of all debt obligations of Spiegel, Inc. under its loan facilities identified on Schedule 9.12.

III. SPIEGEL CATALOG, INC.

          Obligated as a guarantor of all debt obligations of Spiegel, Inc. under its loan facilities identified on Schedule 9.12.

IV.  NEWPORT NEWS, INC.

          Obligated as a guarantor of all debt obligations of Spiegel, Inc. under its loan facilities identified on Schedule 9.12.

V.   SPIEGEL GROUP TELESERVICES-CANADA, INC.

          CDN $3,970,000 Loan Agreement dated as of August 16, 2002, between Her Majesty the Queen in Right of the Province of New Brunswick and Spiegel Group Teleservices-Canada, Inc.

VI.  ULTIMATE OUTLET INC.

          Obligated as a guarantor of all debt obligations of Spiegel, Inc. under its loan facilities identified on Schedule 9.12.

VII. DISTRIBUTION FULFILLMENT SERVICES, INC.

          Obligated as a guarantor of all debt obligations of Spiegel, Inc. under its loan facilities identified on Schedule 9.12.

VIII. SPIEGEL PUBLISHING COMPANY

          Obligated as a guarantor of all debt obligations of Spiegel, Inc. under its loan facilities identified on Schedule 9.12.

                                  SCHEDULE 8.11

                               OWNED REAL PROPERTY

DEBTOR                          LOCATION                  CITY             STATE
--------------------------------------------------------------------------------
Distribution Fulfillment        6600 Alum Creek Drive     Groveport        OH
Services, Inc.
--------------------------------------------------------------------------------
Distribution Fulfillment        4545 Fisher Road          Columbus         OH
Services, Inc.
--------------------------------------------------------------------------------
Eddie Bauer, Inc.               3700 150th Avenue NE      Redmond          WA
--------------------------------------------------------------------------------
Eddie Bauer, Inc.               15010  NE 36/th/ Street   Redmond          WA
--------------------------------------------------------------------------------
Eddie Bauer, Inc.               15012  NE 38/th/ Street   Redmond          WA
--------------------------------------------------------------------------------
New Hampton Realty Corp.        5201 City Line Road       Newport News     VA
--------------------------------------------------------------------------------
Newport News, Inc.              5000 City Line Road       Hampton          VA
--------------------------------------------------------------------------------
Newport News, Inc.              5000 Chestnut             Newport News     VA
--------------------------------------------------------------------------------
New Hampton Realty Corp.        2201 Aluminium Drive      Hampton          VA
--------------------------------------------------------------------------------
Spiegel, Inc.                   800 Pasquinelli Drive     Westmont         IL
--------------------------------------------------------------------------------

                                  SCHEDULE 8.12

                                     LEASES

                              As of March 17, 2003

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.      6401 Richmond Road Store No. 27                Lightfoot          VA       R.R. Williamsburg, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.      32 Newmarket Square, Suite 17                  Newport News       VA       EIG Newmarket South, LLC
------------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.      880 North Military Highway Space #1070         Norfolk            VA       ThorGallery@Military Cir. LLC
------------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.      Rehoboth Mall 666-493 Highway 1                Rehoboth Beach     DE       Rehoboth Mall LP
------------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.      2720 North Mall Drive Suites 200-204           Virginia Beach     VA       Lynnhaven North Mall Assoc.
------------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.      711 Third Avenue 4th Floor                     New York           NY       S.L.G. 711 Third LLC
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.           1315 Financial Blvd.                           Reno               NV       R.G.M. Trust
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.           1430 Branding Lane, Ste. 200                   Downers Grove      IL       Butterfield Ridge No. 2, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.           3500 Lacey Road                                Downers Grove      IL       Esplanade@Locust Point II
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.           400 West Ninth Street, Suite 302               Wilmington         DE       400 Associate, LP
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    12150 S. Beyer Road                            Birch Run          MI       Prime Outlets at B.Run LLC
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    2700 Potomac Mills Circle, Suite 100           Prince William     VA       Potomac Mills Operating Co.
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    12801 W. Sunrise Blvd.                         Sunrise            FL       Sunrise Mills (MLP) LP
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    35 S. Willowdale Drive Box 1808                Lancaster          PA       Rockvale Group
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    4460 Gretna Road                               Branson            MO       CPG Finance I, LLC
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    1500 Lighthouse Place                          Michigan City      IN       F/C Michigan City Dev. LLC
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    11890 N. Executive Dr., Unit DO10              Edinburgh          IN       CPG Partners, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    1047 Forest Fair Drive, #100                   Cincinnati         OH       Mills Forest Fair LLC
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    Prime Outlets 10150 Hudson Rd., Ste. B170      Woodbury           MN       Prime Outlets at Woodbury LLC
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    1001 Market Street                             Dalton             GA       Tanger Properties LP
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    Westridge Court Center 2781 Aurora Ave.        Naperville         IL       New Plan Realty Trust, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    Tanger Factory Outlet 4015 I-35 S., Suite 338  San Marcos         TX       Tanger Properties LP
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    5700 McWhinney Blvd.                           Loveland           CO       TGS(US) Realty, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    1212 W. Old Hwy. 40                            Odessa             MO       KC Factory Shops LP
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    1402 Outlet Ctr. Drive, Ste. 50                Sealy              TX       Gretna, Sealy, T. City OC LLC
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.    7400 S. Las Vegas Blvd.                        Las Vegas          NV       Las Vegas Outlet World, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       9825 Willows Rd., NE Suite 120                 Redmond            WA       Williams Redmond, LLC
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3770 150th Ave., NE                            Redmond            WA       Jerry & Angelina Burtenshaw
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       14850 NE 36th Street                           Redmond            WA       N.A. Properties LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       15011 NE 36th Street                           Redmond            WA       Laguna North2/Exchange LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       201 Aviva Park Drive                           Vaughan            Ontario  Triplicon Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel Group           2700 North Plaza Drive                         Rapid City         SD       SCC Partnership
Teleservices, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel Group           3700 Monte Villa Parkway                       Bothell            WA       Clark Properties II, LLC
Teleservices, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel Group           3301-3307 Monte Villa Parkway                  Bothell            WA       Hibbs/Woodinville Assoc. LLC
Teleservices, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel Group           7236 E. Harry Court                            Wichita            KS       Topeka One LLC
Teleservices, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel Group           1523 Deadwood Avenue #17                       Rapid City         SD       BLU-KNU Enterprises
Teleservices, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel Group           1240 Grand Lake Road                           Sydney             NS,      Plazacorp Retail Prop. Ltd
Teleservices Canada,                                                                      Canada
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel Group           Lansdowne Place 240 Newman Street              St. John           NB,      Nova Scotia Community College
Teleservices Canada,                                                                      Canada
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1330 Fifth & Union Rainier Square              Seattle            WA       Unico
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       250 Post Street                                San Francisco      CA       Lonetree Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1863 Gettysburg Village Dr., Ste. 510          Gettysburg         PA       Boyle Realty
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       50 Bloor Street West                           Toronto            ON,      Morguard Investments Ltd.
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       109th & Princess Eliz Ave., Space 235B         Edmonton           AB,      Kingsway Garden Holdings, Inc.
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       118 Bellevue Square                            Bellevue           WA       Bellevue Square Managers
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2393 W. Edmonton Mall                          Edmonton           AB,      West Edmonton Mall Properties
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2400 Dome Tower                                Calgary            AB,      Oxford
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       314 Edmonton Centre                            Edmonton           AB,      Oxford
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       175 Old Orchard Center Ste. K-4                Skokie             IL       Franklin Park Mall Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       297 Oakbrook Center                            Oakbrook           IL       Urban Retail Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4540 Highway 54, Ste. J1                       Osage Beach        MO       CPG Partners, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       160 N. Gulph Road, Suite 6131                  King of Prussia    PA       Kravco
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       336 Hillsdale Mall, Space 1270                 San Mateo          CA       Bohannon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       359 Stanford Shopping Center                   Palo Alto          CA       University
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       199 Boylston Street                            Chestnut Hill      MA       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2214 Southdale Center                          Edina              MN       The Equitable Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       E329 Woodfield Shopping Center                 Schaumburg         IL       Taubman Co.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3155 28th Street SE, Space G6                  Grand Rapids       MI       Taubman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2076 Clackamas Town Center                     Portland           OR       Franklin Park Mall Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3333 Bear St., Space 241                       Costa Mesa         CA       South Coast Plaza Management
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2500 Moreland Road, Space 2048                 Willow Grove       PA       Preit
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       25 The West Mall, Space 78                     Etobicoke          ON,      Cadillac Fairview
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1961 Chain Bridge Road Ste. 105                McLean             VA       Institutional Property Management
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       220 Fashion Way                                Burlington         WA       First Horizon Group Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       100 Greyrock Place                             Stamford           CT       The Taubman Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       The Mall at Short Hills                        Short Hills        NJ       Taubaman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2801 W. Big Beaver Road Space C143             Troy               MI       Forbes Cohen Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       11301 Rockville Pike                           Kensington         MD       Lerner Enterprises, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Unit 1463                                      Las Vegas          NV       CPG Partners, LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       101 Hawthorn Center                            Vernon Hills       IL       Franklin Park Mall Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       12715 Wayzata Blvd.                            Minnetonka         MN       Ridgedale Joint Venture
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       27520 Novi Road                                Novi               MI       Twelve Oaks Mall Limited
                                                                                                   Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2855 Stevens Creek Blvd.                       Santa Clara        CA       Franklin Park Mall Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       14600 Lakeside Circle Unit 2164                Sterling Heigh     MI       Urban Retail Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       242 Cherry Hill Mall                           Cherry  Hill       NJ       Cherry Hill Center, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2800 North Main, Space 316                     Santa Ana          CA       Franklin Park Mall Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       941 Southcenter Shopping Center, Space C62     Tukwila            WA       WEA Southcenter LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       30 Mall Drive East, Space A63                  Jersey City        NJ       The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3251 20th Avenue, Space 147                    San Francisco      CA       Pacific Acquisition Corporation
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       322 Horton Plaza                               San Diego          CA       Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       11715-U Fair Oaks Mall Space J225              Fairfax            VA       Fairfax Company of Virginia
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1815 Hawthorne Blvd., Space 201                Redondo Beach      CA       South Bay Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       18900 Michigan Avenue Ml15                     Dearborn           MI       Fairlane Town Center LLC
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       400 Commons Way, Space 163                     Bridgewater        NJ       Bridgewater Commons LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       100 Anderson Road SE, Cru Space 557D           Calgary            AB,      Cambridge Shopping Centers
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2500 North Mayfair Road, Space 432             Wauwatosa          Wl       Mayfair Property Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       5001 Monroe Street, Space 248                  Toledo             OH       Franklin Park Mall Limited
                                                                                                   Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2301 Glendale Galleria, Space 3A               Glendale           CA       Glendale Ohrbach's Associate
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       9524 SW Washington Square Blvd., Space 7B      Portland           OR       PPR Washington Square LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       130 South Hope Avenue                          Santa Barbara      CA       Taubman Co.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       301 South Hills Village Blvd., Space 354       Pittsburgh         PA       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1000 Ross Park Mall, Space K-10 A              Pittsburgh         PA       Pen Ross Joint
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1 Burlington Mall, Space B-22                  Burlington         MA       Bellwether Properties of
                                                                                                   Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       300 Borough Drive, Space B-22                  Scarborough        ON,      Zovic
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1800 Sheppard Ave. E., Space 105               Willowdale         ON,      Cadillac Fairview
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2060 Burnsville Center                         Burnsville         MN       CBL & Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       8701 Keystone Crossing Drive, Space 17/18      Indianapolis       IN       Bellwether Properties of
                                                                                                   Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4505 La Jolla Village                          San Diego          CA       West County Center LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Monroeville Mall, Space 157                    Monroeville        PA       Turnberry Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       50 Holyoke Street, Space E-278                 Holyoke            MA       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3000 184th Street SW, Space 460-468            Lynnwood           WA       General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       710 Northgate Mall                             Seattle            WA       Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       l000 Tanger Dr., Ste. 307                      Locust Grove       GA       Tanger Properties Limited
                                                                                                   Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7875 Montgomery Road, Space U-435              Cincinnati         OH       OTR
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       700 West Georgia                               Vancouver          BC,      Cadillac Fairview
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       15635 E. Broadway                              Verdale            WA       Summit Development
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7923-B Greenback Lane                          Citrus Heights     CA       Inter-Cal R/E Corp.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       242 Briarwood Circle, Space 116                Ann Arbor          MI       The Taubman Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       255 Chesterfield Parkway, Space 640            Chesterfield       MO       Franklin Park Mall Limited
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1000 Route 6ll, Ste. C-10                      Tannerville        PA       Outletter Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       563 Route 35                                   Shrewsbury         NJ       Route 35 Shrewsbury LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       211 Stratford Square, Unit B-l1                Bloomingdale       IL       Urban Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       364 Maine Mall Road, Box 608                   So. Portland       ME       ME
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       18 West County Center, Space 18                Des Peres          MO       West Country Center LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Roosevelt Field Shopping Center, Space E-2     Garden City        NY       Bellwether Properties of
                                                                                                   Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       108 Orland Square, Space A-3                   Orland Park        IL       Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       203 Columbus City Center                       Columbus           OH       Taubman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Route 80 & Mt. Hope Avenue                     Rockaway           NJ       Simon, c/o M.S. Management
                                                                                                   Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       325 US Route 1, Space #2                       Kittery            ME       Colorado Mills Ltd. Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       320 West 5th Avenue, Space 216                 Anchorage          AK       Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2000 Walden Avenue, Space 107                  Buffalo            NY       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1100 South Hayes Street, Space M-3             Arlington          VA       Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1034 Garden State Plaza, Rt. 4 & 17            Paramus            NJ       Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       6191 S. State Street, Space 206                Murray             UT       Columbia Mall, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7014 E. Camelback Road, Space 1049             Scottsdale         AZ       East Mesa Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       14500 W. Colfax Ave., Ste. 421                 Lakewood           CO       Colorado Mills Ltd. Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       267 Northwest Plaza                            St. Ann            MO       WEA South Park LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Space D-240 37552 West Six Mile Rd.            Livonia            MI       Newburgh/Six Mile Limited
                                                                                                   Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       222 Valley River Center                        Eugene             OR       General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7700 120th Avenue                              Kenosha            WI       Insignia Realty
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       120 Washington Avenue, Space P-101             Albany             NY       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1475 N. Burkhart Rd., Ste. G340                Howell             MI       Kensington Valley Factory
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Interstate 84 & Buckland St., Space 1150       Manchester         CT       Park Place
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       50 Rideau, Unit 308                            Ottawa             ON,      Viking Rideau
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1689 Arden Way, Space 1268                     Sacramento         CA       Arden Fair Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1982 Grand River Avenue, Space 621             Okemos             MI       CBL
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4800 South Hulen Street, Space 125             Ft. Worth          TX       Rouse
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       700 SW 5th Avenue, Suite 001                   Portland           OR       The Rouse Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       8430 Factory Shops Blvd. #430                  Jeffersonville     OH       Colorado Mills Ltd. Partners
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2055 West Street                               Germantown         TN       Saddle Creek Shopping Center
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       5175 Westheimer                                Houston            TX       The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1454 State Route 9, Space 1                    Lake George        NY       Adirondack Factory Outlet Center
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       11500 Midlothian Turnpike, #163                Richmond           VA       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       175 Davis Road, Suite 8                        Pigeon Forge       TN       CBL
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       117 East Towne Mall                            Madison            WI       CBL & Associates Management
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       49 West Towne Mall                             Madison            WI       CBL & Associates Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       420 North Star Mall                            San Antonio        TX       Urban Retail Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1552 East Devils Lake                          Lincoln City       OR       Charter Oak Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       350 N. Milwaukee, #2042                        Boise              ID       Mayfair Property Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       12330 James Street                             Holland            MI       Third Horizon Group Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       186 Rosedale Center                            Roseville          MN       The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3710 Route 9, Space G100                       Freehold           NJ       Danbury Mall Assoc. Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       48650 Seminole Drive, Bldg. G, Suite 228       Cabazon            CA       Chelsea GCA Realty Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       100 Citadel Drive, Space 164                   City of Commerce   CA       Craig Realty Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       6600 Menaul Blvd. NE, Suite 257                Albuquerque        NM       Davis Realty Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       213 Nanuet Mall 75 West Route 59 Ste. 1054     Nanuet             NY       Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3000 East First Avenue, Suite 140              Denver             CO       Taubman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       751 Park Royal                                 W. Vancouver       BC,      Park Royal Shopping Centre
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       100 City Center Drive, Space 2-203             Mississauga        ON,      Kingsway Garden Holdings, Inc.
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       9704 Carousel Center                           Syracuse           NY       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       10300 Little Patuxent Parkway, Space 2102      Columbia           MD       Columbia Mall, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1260 Fox Valley Center                         Aurora             IL       Franklin Park Mall
                                                                                                   Limited Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       638 Mayfair Shopping Centre                    Victoria           BC,      Cambridge Shopping Centers
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       6650 S. Westnedge, Suite 135A                  Portage            MI       The Crossroads Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       11700 Princeton Pike                           Cincinnati         OH       The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       6911-222 S. University Blvd.                   Littleton          CO       Urban Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       362 West 14 Mile Road                          Troy               MI       Oakland Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3301 Veterans Boulevard                        Metairie           LA       Greater Lakeside Corp.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3320 Silas Creek Parkway, Space 5508           Winston-Salem      NC       JG Winston-Salem LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1 Paydras Street, Suite 87                     New Orleans        LA       Park Place
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1-222 Fashion Valley Center                    San Diego          CA       The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3001 South Washburn, Suite E-80                Oshkosh            WI       Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       214 McClesky                                   Boaz               AL       Tanger
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1693 Franklin Mills Circle                     Philadelphia       PA       Colorado Mills Ltd. Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1111 N. Roosevelt St.                          Seaside            OR       Seaside, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4325 Glenwood Avenue, Space 214                Raleigh            NC       CVM Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       5000 Highway 7, Unit 438                       Markham            ON,      Cadillac Fairview
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1295 Marina Blvd.                              San Leandro        CA       Gateway Buena Park, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       5711-27 Richmond Road                          Williamsburg       VA       Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Highway 278                                    Bluffton           SC       ZZ
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4400 Sharon Road                               Charlotte          NC       Koury
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       26300 Cedar Road, Suite 102                    Beachwood          OH       Rouse
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       711 Third Avenue                               New York           NY       Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       130 Lincoln Avenue                             Santa Fe           NM       Lincoln Place Limited Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2700 State Rd. 16                              St. Augustine      FL       Chelsea Property Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2441 N. Maize Rd. Ste. 805                     Wichita            KS       New Market 1, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1250 Rehoboth Outlets, Section 3               Rehoboth Beach     DE       Charter Oak Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       5900 Sugarloaf Pkwy, #280                      Lawrenceville      GA       Sugarloaf Mills Limited Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1000 Pat Nash Drive A, #31                     Branson            MO       Chelsea Property Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       10746 Emerald Coast Pkwy W., Ste. 17           Destin             FL       Silver Sands Joint
                                                                                                   Venture Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2990 Cook Road, Suite 113A                     West Branch        MI       Tanger Properties Limited
                                                                                                   Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1239 Industrial Park Drive                     Smithfield         NC       KPT Mortgage LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       5050 Factory Shops Blvd., Ste. 437             Castle Rock        CO       Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       6954 S. Eisenman Rd.                           Boise              ID       Seaside, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       5108 Meadowood Mall Circle                     Reno               NV       Taubman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2055 Saint Louis Galleria                      St. Louis          MO       Hycel Partners I, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       ll00 Willowbrook Mall                          Houston            TX       General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       8325-28 Arroyo Circle, Bldg. D, Space 28       Gilroy             CA       Chelsea GCA Realty, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1105 Lighthouse Place                          Michigan City      IN       Chelsea GCA Realty, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       12150 South Beyer Rd., Space F-20              Birch Run          MI       Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       61338 South Highway 97                         Bend               OR       Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2059 Saint Louis Galleria                      St. Louis          MO       Hycel Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       331 W. 104th Ave., Unit E                      Northglenn         CO       Macerich
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       417 Arena, Hub Plaza                           Wilkes-Barre       PA       TFP Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       140 Vintage Way, Ste. G-12                     Novato             CA       Estate of James Campbell
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Settler's Green OVP-D2, Route 16 Box 54        North Conway       NH       Settlers' Rl, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1661 Carl D. Silver Pkwy                       Fredricksburg      VA       Silver Companies
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       35000 W. Warren. Space 318                     Westland           MI       The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1440 Central Ave.                              Colonie            NY       Janoff & Olshan, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       314 Flat Rock Place, A-150                     Westbrook          CT       Charter Oak  Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       8380 Cerillos Rd.                              Santa Fe           NM       CPG Partners, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       250 Red Cliff Dr., Ste. 12                     St. George         UT       Zion Factory Stores Holding
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1105 Walnut Street, Space G1l20                Cary               NC       JG Winston-Salem LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1404 Parham Road, Space M22                    Richmond           VA       Great Mall of the Bay Area
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Route 1                                        Kittery            ME       Willey Creek Co.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       10150 Hudson Road, Space A-10                  Woodbury           MN       Third Horizon Group Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       297 Oakbrook Center                            Oakbrook           IL       Urban Retail Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4301 W. Wisconsin Avenue, Space 308            Appleton           WI       Fox River Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       825 Dulaney Valley Road, Suite 350             Towson             MD       Columbia Mall, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       104 NE Interstate 35, Suite 129                Hillsboro          TX       Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3000 East First Avenue, Suite 276              Denver             CO       Taubman-Cherry Creek Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1048 Lloyd Center                              Portland           OR       Glimcher Lloyd Center, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       41 Hillside Road                               Cranston           RI       General Growth Mgmt. Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       230 West Market                                Bloomington        MN       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       230 West Market                                Bloomington        MN       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       11745 W. 95th Street                           Overland Park      KS       Park Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7900 Shelbyville Road, Space D-8               Louisville         KY       David Hocker & Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       10 E. South Temple. Ste. 1500                  Salt Lake City     UT       Zion Securities
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1330 Fifth & Union                             Seattle            WA       Unico
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4344 Belden Village Mall, Space D4             Canton             OH       Franklin Park Mall Limited
                                                                                                   Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2021 Montclair Plaza Lane                      Montclair          CA       General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Montauk & Snake Hollow Rd., Bldg. B, P.O.B     Bridgehampton      NY       Kimco Development
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       161 West Wisconsin                             Milwaukee          WI       Faison & Associates, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       44 Post Road                                   Westport           CT       Winwest Post L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       44 Post Road                                   Westport           CT       Winwest Post L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       205 South Mill Street                          Aspen              CO       M & W Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1689 Arden Way, Space 1254                     Sacramento         CA       Macerich
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       P.O. Box 68254                                 Lubbock            TX       South Plains Ltd. Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7021 South Memorial Drive, Suite 212           Tulsa              OK       The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       325 Nichols Road                               Kansas City        MO       J.C. Nichols Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       325 Nichols Road                               Kansas City        MO       J. Nichols Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       9990 Mickelberry Road                          Silverdale         WA       Behar Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       811 N. Central Expressway, Sp. 1084, 109       Piano              TX       Rouse
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       11841-U Fair Oaks Mall, Space H-21             Fairfax            VA       Taubman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1901 Northwest Expressway, Space 1022          Oklahoma City      OK       The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1200 E. County Line Road, Space 105            Ridgeland          MS       General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1500 Apalachee Parkway, Space 2079             Tallahassee        FL       Bridgewater Commons LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1022 Santa Rosa Plaza, Space 1022              Santa Rosa         CA       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       10323 Pacific Street                           Omaha              NE       Institutional Property Management
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       470 Lewis Avenue, Space 2004                   Meriden            CT       West County Center LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       6000 W. Markham Street, Space 3058             Little Rock        AR       Landau & Heyman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       750 Citadel Drive East, Space 2184             Colorado Spring    CO       Macerich
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1551 Valley West Drive, Suite. 110             West Des Moine     IA       Watson Centers
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2012 Bellevue Square                           Bellevue           WA       Bellevue Square Managers
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4502 South Steele Street                       Tacoma             WA       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       432 W. Hillcrest Drive                         Thousand Oaks      CA       Macerich Oaks LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       400 Ernest W. Barrett Pkwy., Space 318         Kennesaw           GA       The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2000 Riverchase Galleria, Space 260            Hoover             AL       Jim Wilson & Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7101 Democracy Blvd., Space 2042               Bethesda           MD       Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2727 N. Fairfield Road, Space W-175            Beaver Creek       OH       Glimcher Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       101 Battlefield Mall, Space P7                 Springfield        MO       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       100 Columbiana Circle, Space 1462              Columbia           SC       General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       230 Del Monte Center, Space 2-2                Monterey           CA       Del Monte Regional Mall LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1 Galleria Drive, Space D-210                  Middletown         NY       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7600 Kingston Pike, Suite 1124                 Knoxville          TN       Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3507 Manchester Expressway, Space 10           Columbus           GA       Jim Wilson & Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7700-1097 N. Arrowhead Towne Center            Glendale           AZ       Macerich Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2 Galleria Mall Drive, Space C-213             Taunton            MA       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1101 Place D'Orleans Drive, Space 700          Orleans            ON,      Marathon
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       315 Lackawanna Avenue, Space 106               Scranton           PA       Shopco Management
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1000 North Point Circle, Space 1034            Alpharetta         GA       Fox River Mall
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       545 Downtown Plaza, Suite 2060                 Sacramento         CA       West County Center LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       24201 W. Valencia Blvd., Space 2034            Valencia           CA       Valencia Town Center Association
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       479 Sunrise Mall, Space J7/J8                  Massapequa         NY       Sunrise Mall Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2700 Miamisburg/Centerville Road, Space        Dayton             OH       Urban Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       480 Center Street NE, Space 220                Salem              OR       Price Development Co.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1245 Worchester Street, Space 2084             Natick             MA       GGP Homart II LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1164 Baybrook Mall                             Friendswood        TX       Friendswood
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       5725 Johnston Street, Space C-138              Lafayette          LA       Robert Aikens & Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       31 Annapolis Mall                              Annapolis          MD       Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Route 8 & Old State Road, Space C-l15          Lanesborough       MA       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       40 Catherwood Road, Space F-l1                 Ithaca             NY       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1300 Arsenal Street                            Watertown          NY       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Routes 5 & 5A, Space E-06                      New Hartford       NY       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4500 N. Oracle Road                            Tucson             AZ       Tucson Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1000 West Oaks Mall                            Houston            TX       Urban Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1201 Lake Woodland Drive, Space 1038           The Woodlands      TX       Park Place
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4001 Chapel Hill Drive, Space 108              Durham             NC       Faison Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       5252 Hickory Hollow Parkway, Suite 1053        Antioch            TN       Rivergate Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1000 Two Mile Parkway, Space C-2               Goodlettsville     TN       ZZ
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4501 War Memorial Drive, Space CL1             Peoria             IL       Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3479 S. Linden Road                            Flint              MI       Urban Retail Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2040 N. Rock Road                              Wichita            KS       Venture Five
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7701 West I-40, Space 608 I-40 & Coulter St.   Amarillo           TX       BF Amarillo, LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3811 S. Cooper Street, Space 1140              Arlington          TX       General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2801 Grand Avenue                              Ames               IA       Landau & Heyman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       300 South 25th Street West                     Billings           MT       Macerich
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       6301 University Avenue, Space 74               Cedar Falls        IA       Landau & Heyman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       800 N. Green River Road                        Evansville         IN       General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       215 E. Foothills Park College Ave & Foothills  Fort Collins       CO       Westcor
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       6699 N. Landmark Drive                         Park City          UT       Charter Oak Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1800 Galleria Blvd., SW Corner of 165 & Moo    Franklin           TN       CBL
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1600 W. Riverside, Space 2113 N. Riverside     Medford            OR       Rogue Valley Partners LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7200 Harrison Avenue, Unit E-8                 Rockford           IL       CBL
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3 South Tunnel Road, Space A-14                Asheville          NC       Asheville LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       One Bellis Fair Parkway, Space 104             Bellingham         WA       Bellingham
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY              LOCATION                                       CITY             STATE      OWNERS AND LESSORS OR SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2800 Columbia Road, Space 251                  Grand Forks        ND       General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       127 Crestwood Plaza                            St. Louis          MO       Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4650 N. Highway 89, Space F28-30               Flagstaff          AZ       Westcor
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       Reynolds Road, Space 81A                       Johnson City       NY       Interstate Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4800 Golf Road, Space 602                      Eau Claire         WI       Fox River Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       4550 E. Cactus Road, Space 14                  Phoenix            AZ       Westcor
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2200 North Maple, Suite 466                    Rapid City         SD       Macerich Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3800 Highway 16, Space 180                     LaCrosse           WI       Jones Lang Lasalle, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2600 Edgewood Road SW                          Cedar Rapids       IA       Rouse
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2501 W. Wabash                                 Springfield        IL       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       21 First Avenue N.                             Saskatoon          SK,      Cadillac Fairview
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2929 Barnet Highway                            Port Coquitlam     BC,      Morguard
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       21 Mic Mac Boulevard, Space 295                Dartmouth          NS,      Markborough
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       8195 Factory Shops Blvd.                       Jeffersonville     OH       Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2415 Sagamore Parkway South, Space C-12        Lafayette          IN       Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       131 S. Allen Street                            State College      PA       LMS Real Estate
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1172 Third Avenue                              New York           NY       69th Street Tenants Corp.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1254 Government Street                         Victoria           BC,      Public Works & Govt. Service
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       3000 Outlet Drive, Space F120                  Edinburgh          IN       CPG Partners LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       578 Broadway                                   New York           NY       Resource Realty Management
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       218 Yonge Street, Space 2-105                  Toronto            ON,      Cadillac Fairview
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       8701 Keystone Crossing Drive                   Indianapolis       IN       SDG Fashion Mall LP 2110
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       9090 Carousel Center                           Syracuse           NY       Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       1900 Military Road                             Niagara Falls      NY       Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       313 Apache Mall                                Rochester          NY       GGP Limited Partnership Apache
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       562 Brandon Town Mall                          Brandon            FL       Brandon Shopping Center Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2926 E. Third Street, Space M-7&8              Bloomington        IN       Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2720 N.E. University Village, Suite 22         Seattle            WA       University Village IMP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       2720 N.E. University Village, Suite 22         Seattle            WA       University Village IMP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.       7509 Highway 72, Suite 5                       Germantown         TN       Saddle Creek Shop Ctr LLC
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     OWNERS AND LESSORS OR
LOAN PARTY         LOCATION                                           CITY                STATE      SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3040 Main Street NW, Georgetown                    Washington          DC         Georgetown Centre
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  49 West Maryland Street, Ste. F-12, F-13           Indianapolis        IN         The Equitable life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1960 Broadway                                      New York            NY         Millenium Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  125 Westchester Ave., Space 3000                   White Plains        NY         Fashion Mall Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  701 Lynnhaven Parkway, Space E5A, E6               Virginia Beach      VA         Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  10000 Coors Blvd. Bypass                           Albuquerque         NM         The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  290 Montgomery Mall Route 309 & 2002               North Wales         PA         Kravco
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3500 S. Meridian, Space 950 Route 161 & 512        Puyallup            WA         The Cafaro Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  Southgate Mall, Space J-2                          Missoula            MT         Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1300 West Sunset Road, Space 1239                  Henderson           NV         Forest City
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2400 University Boulevard, Suite 100               Houston             TX         Weingarten Realty Investors
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2400 University Boulevard, Suite 100               Houston             TX         Weingarten Realty Investors
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1101 Supermall Way, Suite 1336                     Auburn              WA         Glimcher
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2100 Hamilton Place Blvd., Suite 249               Chattanooga         TN         CBL
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  320 W. Kimberly Road, Space 61                     Davenport           IA         General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2300 E. Lincoln Highway, Space E-8                 Langhorne           PA         Kravco
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  120 Washington Avenue, Space P-101                 Albany              NY         Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4489 Blackcomb Way, Space 116                      Whistler            BC         Maple Leaf
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  304 Hawthorn Center, Space G-3                     Vernon Hills        IL         Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  781 Eastview Mall, Space 158                       Victor              NY         Great Eastern Mall, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  502 Eastview Mall, Space 159                       Victor              NY         Great Eastern Mall, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  9277 Cortana Place, Suite 64                       Baton Rouge         LA         Flor Line Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3902 13th Avenue SW, Suite 228                     Fargo               ND         West Acres Development
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  160 N. Gulph Road, Suite 6132                      King of Prussia     PA         King of Prussia Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2001 Charleston Town Center                        Charleston          WV         Forest City
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  801A Friendly Center Road                          Greensboro          NC         Starmount Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2149 Southlake Mall, Space D-0812                  Merrillville        IN         JG Winston-Salem LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1485 Portage Avenue, Space 0267                    Winnipeg            MB,        Cadillac Fairview
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  6100 East O Street, Suite 45                       Lincoln             NE         WEA Gateway LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  375 Columbia Center                                Kennewick           WA         The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  6501 N. Grape Road, Suite 268                      Mishawaka           IN         Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  187 Quakerbridge Mall, Space G-8                   Lawrenceville       NJ         Kravco
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1609 South 6455 MacLeod Trail South                Calgary             AB, CA     Cambridge
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1272 W. Old Highway 40, Space C-60                 Odessa              MO         Prime Retail
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     OWNERS AND LESSORS OR
LOAN PARTY         LOCATION                                           CITY                STATE      SUBLESSORS
-----------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  11949 Market Street                                Reston              VA         EOP Reston Town Center
-----------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  250 Post Street                                    San Francisco       CA         Lonetree Partners
-----------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  650 West 41st Avenue, Unit 279                     Vancouver           BC, CA     Cambridge
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2132 N. Rock Road, Suite 115                       Wichita             KS         Venture Five
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  120 Laconia Road, Suite 225                        Tilton              NH         Charter Oak Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  145A Stephens Way                                  Dillon              CO         The Rouse Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1911 Leeburg Road, Space 900; PO Box 110           Grove City          PA         Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  55 Cache Street                                    Jackson             NY         Wax Museum of Old Wyoming Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1750 Deptford Center Road                          Deptford            NJ         Kravco
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4201 North Shiloh Drive, Space 149                 Fayetteville        NC         Macerich Fayetteville LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  8445 Park Meadows Center Drive Space JA7           Littleton           CO         The Rouse Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  8445 Park Meadows Center Drive Space JA7           Littleton           CO         Rouse Park Meadow LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  600 N. Michigan Avenue                             Chicago             IL         ING-600 NMA, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  600 N. Michigan Avenue                             Chicago             IL         ING-600 NMA, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  240 Southpark Center, Space #BL240                 Strongsville        OH         WEA SouthPark LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2800 West Big Beaver, Space #Q107                  Troy                MI         Forbes Cohen
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  #1119 & 2119 Rts. 4 & 17                           Paramus             NJ         Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  477 Paul Street, Space #W4                         Dieppe              NB         Tritor Developments Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  872 Kirkwood Mall                                  Bismarck            ND         Urban Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  142 Park City Center, Space #G757                  Lancaster           PA         General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4802 Valley View Blvd., Space #LB50                Roanoke             VA         Trammell Crow
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4750 N. Division, Space #H113                      Spokane             WA         Price Spokane LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  7201/BU650 Two Notch, Space AL164                  Columbia            SC         CBL
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1025 Woodruff Road, Space N181                     Greenville          SC         Greenville Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  310 Danie1 Webster Hwy.                            Nashua              NH         Simon Property Group LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  601 Donald Lynch Blvd., Space #2114                Marlborough         MA         Mayflower Solomon Pond LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  8700 N.E. Vancouver, M Space 227                   Vancouver           WA         Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3265 W. Market Street, Space #476                  Akron               OH         Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  250 Granite Street, Suite 2059                     Braintree           MA         Braintree Prop Assoc. LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5065 Main Street, Space 220                        Trumbull            CT         Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4500 - 16th Street                                 Moline              IL         SDG Macerich Property
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  11-17 Church Street                                Burlington          VT         Prelco, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2760 N. Germantown Parkway                         Memphis             TN         Wolfchase Galleria, LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  Grape Street and MacArthur Rd.                     Whitehall           PA         Lehigh Valley Assoc.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     OWNERS AND LESSORS OR
LOAN PARTY         LOCATION                                           CITY                STATE      SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2201-2217 Shattuck Ave.                            Berkeley            CA         Wells Fargo Bank, N.A.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  203 South Main Street                              Naperville          IL         The Rubin Partnership LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  203 South Main Street                              Naperville          IL         The Rubin Jefferson Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1600 Mid Rivers Mall, Suite 2434                   St. Peters          MO         Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4400 Sergeant Road, Suite 108                      Sioux City          IA         Macerich
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  16400 NE 74th, Space B105 & B205                   Redmond             WA         PPR Redmond Retail LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  16400 NE 74th, Space B1O5 & B205                   Redmond             WA         PPR Redmond Retail LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2642 Palisades Center Drive                        West Nyack          NY         Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2642 Palisades Center Drive                        West Nyack          NY         Pyramid
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  487 Menlo Park                                     Edison              NJ         Shopping Center Assoc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3661 Eisenhower Parkwy, Space 119                  Macon               GA         Colonial Realty
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  Highway 35 and 36                                  Eatontown           NJ         Equity Properties & Development
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  10450 South State Center                           Salt Lake City      UT         Macerich-South Towne Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5000 Empire Mall                                   Sioux Falls         SD         The Empire Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1801 SW Wanamaker Rd.                              Topeka              KS         Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5043 Turtle Crossing Blvd.                         Columbus            OH         Taubman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5043 Turtle Crossing Blvd.                         Columbus            OH         Taubman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3450 Wrightsboro Rd.                               Augusta             GA         The Rouse Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2901 Capitol of Texas Hwy, #A-08A                  Austin              TX         The Equitable Life Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  10300 Southside Blvd.                              Jacksonville        FL         Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  655 Route 318                                      Waterloo            NY         Chelsea GCA Realty, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  20700 W. 151st Street                              Olathe              KS         Great Plains Metromall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  201 Aviva Park Drive                               Vaughan             ON,        Triplicon Services, Inc.
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3333 Nicholasville Rd. Space C326                  Lexington           KY         CBL
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  6401 Bluebonnet Blvd., Store #2100                 Baton Rouge         LA         Jim Wilson & Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1500 S. Willow Street                              Manchester          NH         MNH Mall LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1710 Briargate Blvd.                               Colorado Spring     CO         GGP Ala Moana LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  N. 215 Post Street                                 Spokane             WA         Citizens Realty Co.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2300 Bernadette Drive, Space #432                  Columbia            MO         Park Place
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2102 11th Avenue, Unit TT8A                        Regina              SK,        Cadillac Fairview
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  51 Southgate Shopping Unit #31                     Edmonton            AB,        Southgate Leaseholds Ltd.
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  175 Old Orchard Center, Suite K-4                  Skokie              IL         Urban Retail Properties
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     OWNERS AND LESSORS OR
LOAN PARTY         LOCATION                                           CITY                STATE      SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  211 Summit Blvd.                                   Birmingham          AL         Bayer Retail Co.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  367 Trolley Square                                 Salt Lake City      UT         The Equitable Assurance
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5100 N. 9th Avenue                                 Pensacola           FL         Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  340 Broadway                                       Saratoga Spring     NY         340 Broadway Associates, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1400 Willowbrook Mall                              Wayne               NJ         The Rouse Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  26300 Cedar Road, Suite 102                        Beachwood           OH         Rouse
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  200 Towne Center Circle                            Sanford             FL         Bellwether Properties
                                                                                                     Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1105 Wellington Rd. S.                             London              ON,        White Oaks Mall
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  324 Capital Mall                                   Olympia             WA         Capital Mall Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  11025 Carolina Pl. Pkwy., Suite 826                Pineville           NC         General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  134 West Park Mall                                 Cape Girardeau      MO         Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  100 Bayshore Drive                                 Nepean              ON,        Cambridge
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  41st & Division Streets                            St. Cloud           MN         First Union
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3001 S. 144th St.                                  Omaha               NE         OakView Mall LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3299 Bel Air Mall                                  Mobile              AL         Jim Wilson & Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2501 W. Memorial                                   Oklahoma City       OK         Park Place
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  747 Southgate Plaza                                Sarasota            FL         Dynamic Retail Trust
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3929 McCain Blvd.                                  North Little        AR         Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  555 John F. Kennedy Rd.                            Dubuque             IA         The Cafaro Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  495 Union St., Suite 2050                          Waterbury           CT         General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1615 E. Empire                                     Bloomington         IL         BMJ Development LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2401 S. Stemmons Frwy., Space 1328                 Lewisville          TX         Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1000 Fort Williams Rd, Space 8, 9, & 10            Tunder Bay          ON,        Masonville Place, Inc.
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5050 Factory Shops Blvd., Suite 930                Castle Rock         CO         Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  73-545 El Paseo, Ste. F1620                        Palm Desert         CA         Madison Marquette
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1460 Mt. Diablo Blvd.                              Walnut Creek        CA         Broadway Point Investors, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1460 Mt. Diablo Blvd.                              Walnut Creek        CA         Broadway Point Investors, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  151 W. Linmar Lane, Suite B40                      Watertown           WI         JMJ Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4801 N. University Ave.                            Provo               UT         Terranet Investments
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1251 US Hwy 31 North, Space C3                     Greenwood           IN         Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2000 Newgate Mall                                  Ogden               UT         General Growth
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     OWNERS AND LESSORS OR
LOAN PARTY         LOCATION                                           CITY                STATE      SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  Routes 128 & 114                                   Peabody             MA         WEA Great Northern Mall, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  12715 Wayzata Blvd.                                Minnetonka          MN         The Rouse Co.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1450 Ala Moana Blvd., Space 3057                   Honolulu            HI         GGP Ala Moana L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  732 North Park Center, Space 732                   Dallas              TX         NorthPark Center, Ltd
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  11745 W. 95th St.                                  Overland Park       KS         Park Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1451 Coral Ridge Ave., Suite 232                   Coraville           IA         General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1402 SE Everett Mall Way, Space 6                  Everett             WA         Titanic Assoc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1600 Miller Trunk Highway                          Duluth              MN         Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3579 Capital City Mall Dr.                         Camp Hill           PA         Crown American
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  650 Lee Blvd., Space G6                            Yorktown Heigh      NY         Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  Route 220 and Goods Lane, Space 920                Altoona             PA         Crown American
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1082 Florence Mall Rd.                             Florence            KY         General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4720 Baldwin Rd., Space 210                        Auburn Hills        MI         Taubman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4641 Highway 501, Suite N-100                      Myrtle Beach        SC         Charter Oak
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2500 N. Mayfair Rd.                                Wauwatosa           WI         Mayfair Property, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  230 Outlet Village Blvd.                           Lebanon             TN         Outlet Village of Lebanon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  400 S. Baldwin Ave., Suite 164                     Arcadia             CA         Westfield
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  242 Briarwood Circle, Space 116                    Ann Arbor           MI         The Taubman Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  11745 IH 10, Suite 607                             San Antonio         TX         RREEF
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  222 Los Cerritos Center                            Cerritos            CA         The Macerich Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  48 Kenmount Rd                                     St. Johns           NF         Atlantic Shopping Centers
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  32100 Las Vegas Blvd. S., Space 454                Primm               NV         Trizec Hahn
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  6020 E 82nd St., Space 504                         Indianapolis        IN         Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  738 W. Shaw Ave.                                   Fresno              CA         FGV, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  8401 Gateway Blvd.                                 El Paso             TX         Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3200 SW Airport Rd., Space 230                     Traverse City       MI         Grand Traverse Mall GGP LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2400 10th St. SW                                   Minot               ND         Concordia Properties LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  100 Manhattan Town Center, Space 650               Manhattan           KS         Forest City
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  8021 Citrus Park Town Center Mall                  Tampa               FL         Citrus Park Venture Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1435 South Potomac St.                             Hagerstown          MD         First Horizon Group Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1402 South Main St.                                Southlake           TX         Southlake Venture West LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4601 S. Broadway                                   Tyler               TX         Simon Property Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1849 Green Bay Road, Suite 157                     Highland Park       IL         Renaissance Place, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  30 Exchange Terrace                                Providence          RI         Providence Place Group, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  30 Exchange Terrace                                Providence          RI         Providence Place Group, L.P.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     OWNERS AND LESSORS OR
LOAN PARTY         LOCATION                                           CITY                STATE      SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  300 E. Monticello Ave.                             Norfolk             VA         Taubman
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4700 Wilson Ave.                                   Grandville          MI         GGP Ala Moana L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  21100 Dulles Town Circle, Ste. 173                 Leesburg            VA         Dulles Town Center, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1925 E. Market Street                              Harrisonburg        VA         Sion
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1888 Green Oaks Rd., Space 2208                    Fort Worth          TX         Shopco Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1 Premium Outlet Blvd., Bldg. H, Space 740         Wrentham            MA         Chelsea GCA Realty Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  140 Easton Town Center                             Columbus            OH         Steiner & Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  769 lyannough Rd. (Route 132)                      Hyannis             MA         Mayflower Cape Cod Mall
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  27000 Crown Valley Parkway, Suite 936              Mission Viejo       CA         Simon
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2000 N. Neil St., Space 605                        Champaign           IL         General Growth
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  223 Red Apple Court                                Central Valley      NY         Chelsea GCA Realty Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  8001 S. Orange Blossom Tr., Rm 420                 Orlando             FL         Florida Mall Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1001 Amey Rd., Ste. 600                            Woodburn            OR         Craig Realty Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  13910 NE Mill Place                                Woodinville         WA         Downtown Woodinville
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1 Yorkdale Rd., Ste. 500                           Toronto             ON,        Yorkdale Shopping CTR Holding
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2801 Plainfield Rd.                                Joliet              IL         Banbury Group
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2825 West Main                                     Bozeman             MT         Gallatin Mall Group, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3333 Buford Dr., Space 2058                        Buford              GA         Florida Mall Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  6415 Labeaux Ave. NE, Space B130                   Albertville         MN         JMJ Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  419 King St. W.                                    Oshawa              ON,        Oshawa Centre Holdings, Inc.
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3663 Las Vegas Blvd. S., Ste. 300                  Las Vegas           NV         Trizec Hahn
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  7 Backus Ave., Space G-205                         Danbury             CT         Danbury Mall Assoc. Limited
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1229 Niagra Falls Blvd., Unit 409                  Amherst             NY         Boulevard Mall, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  300 Tanger Blvd., Ste. 312                         Branson             MO         Tanger
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3800 E. Main St., Ste. F-106                       St. Charles         IL         Charlestowne Mall, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2663 Edmondson Rd.                                 Norwood             OH         Rookwood Commons LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  University Mall, Space N231                        Orem                UT         University Mall Shopping Center
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  643 Massachusetts St.                              Lawrence            KS         GCB Holdings, L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  316 Exton Square Pkwy., Space 2035                 Exton               PA         Exton Square, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  800 Hwy. 400 South                                 Dawsonville         GA         Chelsea GCA Realty Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1151 Galleria Blvd., Space 133                     Roseville           CA         Urban Roseville LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3305 W. Main St., Space 311                        Norman              OK         Park Place
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2601 Preston Rd., Space 2084                       Frisco              TX         StoneBriar Mall Limited
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     OWNERS AND LESSORS OR
LOAN PARTY         LOCATION                                           CITY                STATE      SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1645 Parkway, Space 1140                           Sevierville         TN         Tanger Properties Limited
                                                                                                     Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  8111 Concord Mills Blvd., Space 614                Concord             SC         Concord Mills Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  7000 Austin St.                                    Forest Hills        NY         Allied Austin Co.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  32 College Rd., Space M-6                          Fairbanks           AK         Bentley Mall Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  511 Valley Mall Pkwy., Space A-l                   East Wenatchee      WA         Center Investments
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  135 Millcreek Mall                                 Erie                PA         The Cafaro Company
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5870 E. Broadway Blvd., Space 226                  Tucson              AZ         Park Place
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1680 Richmond St. N., Unit #U60-61                 London              ON,        Masonville Place, Inc.
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  One West Flatiron Circle, Ste. 2076                Broomfield          CO         East Mesa Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  One West Flatiron Circle, Ste. 2076                Broomfield          CO         Westcor Partners
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  131-F Nut Tree Rd.                                 Vacaville           CA         Sergestrom & Sons
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  7601 S. Cicero Ave., Space 1932                    Chicago             IL         Equity Properties & Development
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  961 Baltimore Pike                                 Glen Mills          PA         Briton Land Development
                                                                                                     Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  663 Stillwater Ave., Space E4                      Bangor              ME         Banmak Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  241 Fort Evans Rd. NE, Ste. 1257                   Leesburg            VA         Chelsea GCA Realty Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  7000 Arundel Mills Circle, Ste. 476                Hanover             MD         Concord Mills Limited
                                                                                                     Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  500 Washington St.                                 Boston              MA         Patriot Games, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1140 Stanley K. Tanger Blvd.                       Lancaster           PA         Tanger Properties Limited
                                                                                                     Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4015 I-35 South, Ste. 640                          San Marcos          TX         Tanger Properties Limited
                                                                                                     Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  20530 N. Rand Rd., Ste. 306                        Deer Park           IL         DDRC P&M Deer Park Town
                                                                                                     Century
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5005 Willows Rd.                                   Alpine              CA         Viejas Springs Village Outlet
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1151 NW Civic Dr., Bldg. H                         Gresham             OR         Gresham Station, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  Tanger Drive 1770 W. Main St., Ste. 221            Riverhead           NY         Tanger Properties Limited
                                                                                                     Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  7220A Dempster                                     Morton Grove        IL         Equity Properties and
                                                                                                     Development
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  215 S. Brea Blvd., Ste. 3                          Brea                CA         CIM/Brea, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  13000 Folsom Blvd., Space 1450                     Folsom              CA         Chelsea Financing Partnership
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     OWNERS AND LESSORS OR
LOAN PARTY         LOCATION                                           CITY                STATE      SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  820 W. Stacey Rd., Ste. 100                        Allen               TX         Chelsea Financing Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5000 Arizona Mills Cir., Ste. 621                  Tempe               AZ         The Mills Corporation
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  447 Great Mall Dr.                                 Milpitas            CA         Great Mall of the Bay Area
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  239 Tanger Dr.                                     Williamsburg        IA         Tanger Properties Limited
                                                                                                     Partnership
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  2601 S. McKenzie St., # M-29                       Foley               AL         Charter Oak
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  9911 Avon Lake Rd., Unit 330                       Burbank             OH         Prime Retail
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  661 S. Fork Ave. SW, Ste. 4C                       North Bend          WA         CPG Finance II  LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  8 Stephen King Dr., Ste. 1                         Augusta             ME         Capital Augusta Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  314 Flat Rock Place, Ste. C-105                    Westbrook           CT         R.R. Westbrook, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  11643 Bandera Rd., Ste. 101                        San Antonio         TX         DDR DB SA Ventures LP
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1708 NW Chipman Rd.                                Lees Summit         MO         R.E.D. Capital Holdings of L
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1607 E. Rio Rd.                                    Charlottesville     VA         Shopping Center Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  240 Yorktown Center, Space 240                     Lombard             IL         Yorktown L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  5900 N. Port Washington Rd., Space B14-A           Milwaukee           WI         Corrigan Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  271 GreeceRidge Center Drive, Space B-lA           Rochester           NY         Greece Town Mall, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1134 Eden Prairie Center                           Eden Prairie        MN         General Growth Properties
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  20530 N. Rand Rd., Ste. 304                        Deer Park           IL         DDRC P&M Deer Park Town Ctr LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  7301 S. Santa Fe Drive, #620                       Littleton           CO         Poag & McEwan Lifestyle Cent
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  610 SW Powerhouse Dr., Bld. 800                    Bend                OR         Old Mill District Shops, LLC
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  999 Upper Wentworth St., Unit 411                  Hamilton            ON,        Ontrea, Inc.
                                                                                          Canada
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  248 E. Colorado Blvd.                              Pasadena            CA         H-CHH Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  1130 Robinson Center Drive                         Robinson Towns      PA         Forest City Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3535 US Route 1, Ste. 304                          Princeton           NJ         Princeton MarketFair Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3111 West Chandler Blvd., #1144                    Chandler            AZ         East Mesa Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  3111 West Chandler Blvd., #1206                    Chandler            AZ         East Mesa Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4220 West Jefferson Blvd., Ste. 06                 Ft. Wayne           IN         Jefferson Pointe Development
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  4244 Summit Drive, Ste C4                          Louisville          KY         Louisville Retail Company, L
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  6555 E. Southern Ave., Ste. B-22                   Mesa                AZ         East Mesa Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  6910 Fayetteville RD Ste 178                       Durham              NC         Urban Retail Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  8030 Renaissance Pkwy Ste 825                      Durham              NC         Urban Retail Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  7014 E. Cammelback Road, Space 552                 Scottsdale          AZ         East Mesa Associates
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  82 North Adams Rd.                                 Rochester Hill      MI         Meadowbrook Associates
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     OWNERS AND LESSORS OR
LOAN PARTY         LOCATION                                           CITY                STATE      SUBLESSORS
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.  82 North Adams Rd.                                 Rochester Hill      MI         Meadowbrook Associates
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 8.13

                               PROPRIETARY RIGHTS

      In addition to the Trademarks listed in Schedule 6.17, the following:

                                                                                 EFFECTIVE  EXPIRATION
TRADEMARK    LOAN PARTY   LICENSEE                       PERMITTED CATEGORY      DATE       DATE        OPTION
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  American Recreation Products   Camping Equipment       18-Jul-00  31-Dec-04   Two 3 YR
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Baby Boom Consumer             Diaper Bags             16-Dec-02  30-Nov-04   One 2 YR
                          Products
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  The Brunton Co.                Sporting Goods          15-Oct-02  30-Apr-05   One 2 YR
                                                         Access.
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Bushnell Performance Optics    Binoculars              1-May-02   30-Apr-05   One 2 YR
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Casio, Inc.                    Portable Televisions    20-Dec-02  31-May-04
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Coast Cutlery Co.              Multi-tools             June-1-01  31-Dec-03   One 3 YR
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  The Colibri Group              Lighters                3l-May-02  Ol-Jun-04
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Cosco, Inc                     Car Seats, Strollers    6-Jul-98   06-Jul-03
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Crown Crafts Infant Products   Infant Bedding &        15-Oct-02  14-Oct-04   One 2 YR
                                                         Decor
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Ford Motor Company             Sport Utility Vehicles  18-Dec-Ol  31-Dec-04
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Gold Bug, Inc                  Infant Travel           1-Jan-03   31-Dec-03   One 1 YR
                                                         Accessories
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Imperial Wall Coverings, Inc.  Wallpaper               24-Feb-98  24-Feb-03
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  InGEAR                         Soft Sided Coolers      7-Jun-02   06-Jun-05   One 2 YR
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Lane Furniture Industries      Furniture               17-Jun-97  30-Apr-04
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Motion Systems, Inc            Camera Bags             l-May-02   30-Apr-04   One 2 YR
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Pacific Cycle, LLC             Bicycles                28-Feb-02  30-Jun-04   One 3 YR
-------------------------------------------------------------------------------------------------------------------
Eddie Bauer  Eddie Bauer  Pacific Market International,  Beverage and Food       5-Apr-02   31-Dec-04   One 3 YR
                          Inc.                           Containers
-------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 8.14

                                   TRADE NAMES

LOAN PARTY                TRADE NAME
--------------------------------------------------------------------------------
Spiegel Catalog, Inc.     "Spiegel"
                          "Spiegel Catalog"
                          "Spiegel Catalog, Inc."
                          "Spiegel.com"
                          "Spiegel Outlet"
                          Spiegel Publishing Company
                          Spiegel Distribution Fulfillment Services

--------------------------------------------------------------------------------
Eddie Bauer, Inc.         "Eddie Bauer"
                          "Eddie Bauer, Inc."
                          "Eddie Bauer Home"
                          "eddiebauerhome.com"
                          "Eddie Bauer of Canada, Inc."
                          "Eddie Bauer, LLC"
                          "Eddie Bauer Diversified Sales, LLC"
                          "Eddie Bauer International Development, LLC"
                          "eddiebauer.com"
                          "Eddie Bauer Outlet"
                          "eddiebaueroutlet.com"

--------------------------------------------------------------------------------
Newport News, Inc.        "Newport News, Inc."
                          "Newport News"
                          "newportnews.com"
                          "Newport News Outlet"
                          "Boutique Europa"

--------------------------------------------------------------------------------
Ultimate Outlet Inc.      "Spiegel Outlet"
                          "Ultimate Outlet"
                          "Ultimate Outlet Inc."
                          "ultimateoutlet.com"

--------------------------------------------------------------------------------
Spiegel, Inc.             "Spiegel"
                          "The Spiegel Group"
--------------------------------------------------------------------------------

                                  SCHEDULE 8.15

                                   LITIGATION

LOAN PARTY             ACTION OR PROCEEDING                                  NATURE OF THE ACTION  STATUS OF THE ACTION
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.      Charles E. Hill & Assoc., Inc. vs. Amazon.com, Inc.   Patent infringement   Transferred to Southern District
                       et al, U.S. District Court, Eastern District of                             of Indiana 1/23/03.
                       Texas, Marshall Division, Case #2-02CV-186-TJW.
                       Transferred to Southern District of Indiana, Docket
                       #1:03-CV-0263
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.      Cole Sales Solutions v. Eddie Bauer, American         Breach of contract,   Filed motion to dismiss certain
                       Recreation Products, Don Perinchief                   fraud                 count 5/10/02. Filed state action
                       United States District Court, District of                                   for confidentiality breach
                       Minnesota, Civ. No. 02-661 RHK/AJB                                          6/4/02. Mediation held 10/28/02
                                                                                                   with no positive resolution.
                                                                                                   Discovery ongoing 1/03.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.  Charles E. Hill & Assoc., Inc. vs. Amazon.com, Inc.,  Patent infringement   Transferred to Southern District
                       et al. U.S. District Court, Eastern District of                             of Indiana 1/23/03.
                       Texas, Marshall Division, Case #2-02CV-186-TJW.
                       Transferred to Southern District of Indiana, Docket
                       #1:03-CV-0263
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.          Charles E. Hill & Assoc., Inc. vs. Amazon.com, Inc.,  Patent infringement   Transferred to Southern District
                       et al, U.S. District Court, Eastern District of                             of Indiana 1/23/03
                       Texas, Marshall Division, Case #2-02CV-186-TJW.
                       Transferred to Southern District of Indiana, Docket
                       #1:03-CV-0263
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.          Derrer v. Spiegel, Inc., Spiegel Holdings, Inc.,      Securities law        Served 12/13/02. Received
                       Martin Zaepfel, James R. Cannataro, Michael Moran     violations;           extension of time to respond.
                       and James Sievers, United States District Court,      securities fraud      Retained Sidley & Austin and
                       Northern District of Illinois, Case # 1:02-CV-8946                          Rooks Pitts as defense counsel.
                                                                                                   Insurance carrier on notice.
                                                                                                   Consolidated with Martin, Sampair
                                                                                                   & Meeuwenberg cases.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.          James Sampair, Jr. v. Spiegel, Inc., Spiegel          Securities law        Served 1/29/03. Received
                       Holdings, Inc., Michael Moran, Martin Zaepfel,        violations;           extension of time to respond.
                       James Sievers and James Cannataro, United States      securities fraud      Retained Sidley & Austin and
                       District Court, Northern District of Illinois,                              Rooks Pitts as defense counsel.
                       Eastern Division, Case No. 03C 0484                                         Insurance carrier on notice. Case
                                                                                                   to be consolidated with Derrer
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY             ACTION OR PROCEEDING                                  NATURE OF THE ACTION  STATUS OF THE ACTION
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.          Lemelson Medical, Education & Research Foundation     Patent Infringement   Pending
                       v. CompUSA, et al. United States District Court
                       for District of Arizona, No. CIV00-0663 PHXPGR
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.          Meeuwenberg v. Spiegel, Inc., Spiegel Holdings,       Securities law        Complaint served 1/2/03. Received
                       Inc., Martin Zaepfel, James R. Cannataro, Michael     violations;           extension of time to respond.
                       Moran and James Sievers, United States District       securities fraud      Retained Sidley & Austin and
                       Court, Northern District of Illinois, Case #02C 9107                        Rooks Pitts as defense counsel.
                                                                                                   Insurance carrier on notice Case
                                                                                                   to be consolidated with Derrer.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.          Partial Final Judgment and Order of Permanent         Informal SEC          Pending. Independent Examiner
                       Injunction and Other Equitable Relief entered in      Investigation         has been appointed.
                       the Matter of United States Securities and Exchange
                       Commission v. Spiegel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.          Tim Martin v. Spiegel, Inc., Spiegel Holdings,        Securities law        Served 1/29/03. Received
                       Inc. Michael Moran, Martin Zaepfel, James Sievers     violations;           extension of time to respond.
                       and James Cannataro, United States District Court,    securities fraud      Retained Sidley & Austin and
                       Northern District of Illinois, Eastern Division,                            Rooks Pitts as defense counsel.
                       Case No. 03C00593                                                           Insurance carrier on notice. Case
                                                                                                   to be consolidated with Derrer.
------------------------------------------------------------------------------------------------------------------------------------

POTENTIAL OR THREATENED LITIGATION

Assistant Managers and Store Managers at Eddie Bauer stores in California were contacted by plaintiff's counsel regarding a potential wage and hour class action (challenging whether management classified by Eddie Bauer as exempt from over-time pay should instead be classified as non-exempt). If store employees in California were indeed misclassified, they could potentially be eligible for up to four years back pay, in addition to some additional payments. In addition, if it were found that store employees in certain other states were misclassified, they could potentially be eligible for up to three years back pay under the Fair Labor Standards Act. No lawsuit has yet been filed. Eddie Bauer is currently reviewing the Assistant Manager and Store Manager positions.

Inclusion of any item in this Schedule (1) does not represent a determination by any of the Loan Parties that such item (a) is material, nor shall it be deemed to establish a standard of materiality, or (b) did not arise in the ordinary course of business and (2) shall not constitute, or be deemed to be, an admission to any third party concerning such item by any of the Loan Parties.

                                  SCHEDULE 8.17

                                 LABOR DISPUTES

                  COLLECTIVE       EXPIRATION OF      NAMES OF UNIONS
                  BARGAINING       BARGAINING         OR OTHER LABOR   PENDING OR
                  AGREEMENT        AGREEMENT          ORGANIZATION     THREATENED
                  AND/OR LABOR     AND/OR LABOR       SEEKING          LABOR STRIKE,
LOAN PARTY        CONTRACT         CONTRACT           RECOGNITION      WORK STOPPAGE
------------------------------------------------------------------------------------
Spiegel Catalog,  Agreement and    May 31, 2003,      None             None
Inc.              Labor Contract   with automatic
                  made and         renewal on an
                  entered into on  annual basis,
                  August 1, 2000   unless either
                  with Warehouse,  party serves
                  Mail Order,      sixty (60) days
                  Office,          written notice on
                  Technical and    the other
                  Professional
                  Employees
                  Union (Local
                  743)
------------------------------------------------------------------------------------
Spiegel, Inc.     Agreement and    February 28,       None             None
                  Labor Contract   2005, with
                  entered into on  automatic
                  May 10, 2002     renewal on an
                  with Warehouse,  annual basis
                  Mail Order,      from March 1 to
                  Office,          February 28,
                  Technical and    unless written
                  Professional     notice is given
                  Employees        by either party
                  Union (Local     sixty (60) days
                  743)             prior to February
                                   28, 2005, or
                                   February 28 in
                                   any succeeding
                                   year
------------------------------------------------------------------------------------

                                  SCHEDULE 8.18

                              ENVIRONMENTAL ISSUES

                                      None.

                                  SCHEDULE 8.19

                                VIOLATION OF LAW

POTENTIAL VIOLATIONS OF LAW

A. Assistant Managers and Store Managers at Eddie Bauer stores in California were contacted by plaintiffs counsel regarding a potential wage and hour class action (challenging whether management classified by Eddie Bauer as exempt from over-time pay should instead be classified as non-exempt). If store employees in California were indeed misclassified, they could potentially be eligible for up to four years back pay, in addition to some additional payments. In addition, if it were found that store employees in certain other states were misclassified, they could potentially be eligible for up to three years back pay under the Fair Labor Standards Act. No lawsuit has yet been filed. Eddie Bauer is currently reviewing the Assistant Manager and Store Manager positions.

B. In December 2002 and January 2003, four lawsuits were filed in the United States District Court for the Northern District of Illinois, Eastern Division, against Spiegel, Inc. and certain current and former officers alleging violations of Section 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder. The plaintiffs purport to represent shareholders who purchased Spiegel, Inc.'s common stock between April 24, 2001 and April 19, 2002. Spiegel, Inc. believes these claims lack merit and intends to defend against them vigorously.

Inclusion of any item in this Schedule (1) does not represent a determination by any of the Loan Parties that such item (a) is material, nor shall it be deemed to establish a standard of materiality, or (b) did not arise in the ordinary course of business and (2) shall not constitute, or be deemed to be, an admission to any third party concerning such item by any of the Loan Parties.

                                  SCHEDULE 8.21

                                  ERISA ISSUES

                                      None.

                                  SCHEDULE 8.26

                             MATERIAL ADVERSE CHANGE

In February 2002, Spiegel, Inc. defaulted under the terms of the loan agreements set forth in Schedule 8.9(E)(i)(ii)(iii) and (xi).

In May 2002, First Consumers National Bank entered into a Consent Order agreement with the Office of the Comptroller of the Currency pursuant to which it was required to comply with certain requirements with respect to capital, liquidity, growth, product offering and transactions with affiliates and which placed restrictions on the extension of credit to certain consumers. The Consent Order also required that First Consumers National Bank obtain a $198,000,000 guarantee, which was provided by Spiegel, Inc., and provide the OCC with a detailed plan to sell, merge or dispose of its business.

In June 2002, Spiegel, Inc.'s stock was delisted from Nasdaq and now trades on the over-the-counter market.

In March 2003, Spiegel, Inc. entered into a Consent and Stipulation Agreement as well as a Proposed Partial Final Judgment and Order of Permanent Injunction and other Equitable Relief with the United States Securities and Exchange Commission, pursuant to which Spiegel, Inc. neither admitted nor denied the Securities and Exchange Commission's allegations of violations of the U.S. securities laws. An independent examiner has been appointed to review Spiegel, Inc.'s financial records for the period of January 1, 2000 to date.

Also, in March 2003, First Consumers National Bank notified the trustees of all six of its asset backed securitization transactions that Pay-Out Events had occurred under the governing agreements. As a result (i) excess cash flow was diverted to repay principal to investors, (ii) charging privileges were discontinued on MasterCard and Visa accounts originated/issued by First Consumers National Bank and (iii) merchant companies would no longer honor private-label credit cards issued by First Consumers National Bank.

Inclusion of any item in this Schedule (1) does not represent a determination by any of the Loan Parties that such item (a) is material, nor shall it be deemed to establish a standard of materiality, or (b) did not arise in the ordinary course of business and (2) shall not constitute, or be deemed to be, an admission to any third party concerning such item by any of the Loan Parties.

                                  SCHEDULE 8.28

                               MATERIAL AGREEMENTS

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  APX                    Transportation Contract                      Open Ended
Services, Inc. (DFS)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  Central Ohio Shippers  Transportation Contract                      Open Ended
Services, Inc. (DFS)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  Eagle USA Freight      Transportation Contract                      Open Ended
Services, Inc. (DFS)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  Exel Logistics         Transportation Contract                      Open
Services, Inc. (DFS)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  FedEx                  Transportation Contract                      Open Ended
Services, Inc. (DFS)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  Gilbert West           Transportation Contract                      Open Ended
Services, Inc. (DFS)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  Newgistics, Inc.       Transportation and Service Agreement, dated  Valid for three (3) years
Services, Inc. (DFS)                             November 1, 2001 (provides package           from time of the Agreement
                                                 information necessary to facilitate the      (November 1, 2004)
                                                 return of packages at DFS's facilities)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  Parcel Direct          Transportation Contract                      Open Ended
Services, Inc. (DFS)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  PFI (Paqfas)           Transportation Contract                      Open Ended
Services, Inc. (DFS)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  Prudential Financial   Fully Insured (STD and LTD) Contract No.     1/31/04
Services, Inc. (DFS)                             32796
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  Total Xpress           Transportation Contract, dated April 30,     Valid for two (2) years from
Services, Inc. (DFS)                             2001 (DFS to tender and Total Xpress to      time of Agreement (April 30,
                                                 transport series of shipments)               2001)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  United Health Care of  Insured Medical - Contract Nos. 63573 and    Through 12/31/03
Services, Inc. (DFS)      Ohio                   63154
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  UPS                    Transportation Contract, dated September     Valid for 3 years
Services, Inc. (DFS)                             30, 2002 (DFS to tender and UPS to
                                                 transport series of shipments)
-------------------------------------------------------------------------------------------------------------------------------
Distribution Fulfillment  USF Distribution       Transportation Contract                      Open Ended
Services, Inc. (DFS)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer               Various                Incentive Agreements for Stored Value        Various
Services, LLC                                    Programs
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer               Various                Incentive Agreements for Sales of Gift       Various
Services, LLC                                    Certificates and Gift Cards.
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer               Various                Incentive Agreements for Registered Card     Various
Services, LLC                                    Programs
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Escan                  Digital imaging of customer chargeslips      November 2003. Renewable for 1
                                                 for document storage                         yr. terms
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Telecheck Services,    Check verification services for              Open ended
                          Inc.                   store transactions
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Brinks                 Armored car services                         Open ended
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Loomis                 Armored car services                         Open ended
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Dunbar                 Armored car services                         Open ended
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         AT Systems             Armored car services                         Open ended
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Cleanway               Store cleaning services                      Open ended
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Whelans                Store cleaning services                      Open ended
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Dependable Building    Store cleaning services                      Open ended
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Synsor Corp.           Supplier of security tags and equipment      Open ended
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Xerox                  Copy machine maintenance                     Open ended
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Otto International     Vendor payment services                      9/30/02 - one year with auto
                          (Hong Kong) Limited                                                 extensions
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Aetna of Washington    Insured HMO Contract No. 056192              Through 12/31/03
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Amazon                 Sales Agreement dated as of July, 31 2002    Valid through Oct 31, 2005
                                                 (Amazon sells EB Apparel and Home
                                                 Merchandise on the Amazon Website)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         America On Line        Service Agreement dated as of Sept 18, 2002  Valid through Jul 22, 2003
                                                 (AOL advertises Eddie Bauer on AOL portal
                                                 web site)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         American List Council  No established contract (manages list        On-going (no contract)
                                                 rentals for EB prospect mailings)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         AvenueA                Service Agreement as of Mar 26, 2003         Valid through Jan 26, 2004
                                                 (Avenue A manages "banner" advertising
                                                 campaigns on 3rd party websites)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         BeFree                 Service Agreement dated as of Jan 15,2003    Valid Through Jan 15, 2004,
                                                 (BeFree manages on-line advertising on 3rd
                                                 party "affiliate" websites)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Benefit Services       Fully Insured (STD and LTD) Contract No.     Evergreen
                          of Hawaii              30006493-TD
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Best Mailing Services  No established contract (collate package     On going
                                                 insert envelopes)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Claritas Inc           Master Service Agreement, dated 11/7/00.     Through 12/29/03
                                                 License Order #0007, dated 8/29/02
                                                 (provides customer information and list
                                                 processing services)
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Creative Envelope      No established contract (Creative Envelope   On-going
                          Mailers                Mailers produces envelopes used for package
                                                 inserts)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         DataColor              Design Contract                              Renewable annually
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Digital Impact         Service Agreement, dated as of December 4,   Valid through 5/14/03
                                                 2001 (Digital Impact performs e-mail
                                                 services for Eddie Bauer)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Direct Media Inc.      Service Agreement as of Sept. 20, 2002       Valid through Sept 19, 2003
                                                 (manage EB list rental to 3rd parties)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Eddie Bauer            Buying Agency Agreement                      Effective March 1, 1998.
                          International                                                       Agreement will continue
                          (Americas), Inc.                                                    automatically unless notice of
                                                                                              termination by either party in
                                                                                              writing as of February 28/29 of
                                                                                              each year with a period of notice
                                                                                              of 12 months.
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Ernex Marketing        Sales Agreement, signed 6/2/99 (incentive    Open ended
                                                 rewards program support services provider
                                                 for Canada)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Experian               Master Service Agreement, dated 11 /2002     Indefinite, can be cancelled
                                                 (Experian provides list processing,          with 30 days notice
                                                 database and modeling services)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Hartford Life and      Fully Insured Disability Eddie Bauer - NY    12/31/03; evergreen
                          Accident Insurance     Contract No. LNY 195798
                          Co.
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         HDS - Health Data      Service contract dated 6/2002                Through 6/2003
                          Systems, LLC
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         HMSA (Hawaii)          Insured Medical - Contract No. 88238-1       Through 2/28/04
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Infini Enterprises     Service Agreement for direct Marketing data  24 months from 1/1/02,
                                                 processing, strategy, analysis.              automatic 12 month renewal, 60
                                                                                              day termination
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Kaiser Foundation      Insured HMO - Contract Nos. 39177 and        Through 12/31/03
                          Health Plan Inc.       226052
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Lectra Software        Design Contract                              Renewable annually
                          Support
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         MSN                    Service Agreement dated as of July 7, 2002   Valid through July 27, 2003
                                                 (MSN advertises Eddie Bauer on MSN portal
                                                 website)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Mullen Advertising     Design, development and implementation of    Month-to-Month
                                                 2nd half 2003 marketing and advertising
                                                 programs
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Otto-Sumisho Inc.      Joint Venture Agreement, dated September     Agreement effective as long as
                                                 28, 1993 - Eddie Bauer Japan formed for the  Eddie Bauer and Otto-Sumisho import, manufacture and sale of Eddie Bauer  Inc. remain parties of Eddie
                                                 products through retail stores in Japan      Bauer Japan
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Otto-Sumisho Inc.      Agreement (Mail Order) dated December 28,    Agreement valid until
                                                 1995                                         termination of Eddie Bauer's
                                                                                              shareholding in Eddie Bauer
                                                 Offer by Eddie Bauer to Eddie Bauer Japan    Japan Inc.
                                                 of complete collections of Eddie Bauer
                                                 merchandise
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Otto-Sumisho Inc.      Distribution and License Agreement dated     Agreement valid until
                                                 June 6, 1995                                 termination of Eddie Bauer's
                                                                                              shareholding in Eddie Bauer
                                                                                              Japan Inc.
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Overture               No established contract. Started in Oct      On-going (no established
                                                 2001 (Overture provides Eddie Bauer website  contract)
                                                 to customers in on-line Search on various
                                                 portal sites)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Performics             Service Agreement dated as of September 1,   Valid through Sept 1, 2003
                                                 2002 (Performics manages on-line
                                                 advertising on 3rd party "affiliate"
                                                 websites)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Point Carre Support    Design contract                              Renewable annually
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         POS Data               Cash Register maintenance                    Month-to-Month
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Preferred Network      Service Agreement as of Oct 15, 2002         Valid through Oct 14, 2003
                                                 (Cooperative database that provides
                                                 prospect names and addresses)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Symbol Technologies    Maintenance of scanning equipment            Month-to-Month
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Value Link             Stored Value Card Processing Agreement,      3 years
                                                 signed 2/3/03
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Worth Global Style     Design Contract (in conjunction with         Renewable annually
                          Network                Spiegel, Inc.)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Ford Motor Company     License Agreement, dated as of December 18,  Valid through 12/31/04
                          ("Ford")               2001 (EB grants Ford the right to use
                                                 "Eddie Bauer" on sport utility vehicles,
                                                 designed and marketed by Ford worldwide)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Grattan plc            Joint Venture, dated September 6, 1996       Valid as long as parties
                                                 (Formation of Eddie Bauer (UK) Ltd.)         thereto remain shareholders
                                                                                              of Eddie Bauer (UK) Ltd.
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         NEWCO (d/b/a Eddie     Distribution and License Agreement (Eddie    Valid for the duration of
                          Bauer GmbH & Co.)      Bauer/Hane Joint Venture and License         the joint venture
                                                 Agreement)
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.         Otto-Sumisho, Inc.     Franchise Agreement, dated as of September   Valid until termination of
                                                 28, 1993 (Offer by Eddie Bauer, Inc.         Eddie Bauer's shareholding in
                                                 complete collection of Eddie Bauer apparel   Otto-Sumisho, Inc.
                                                 for Otto-Sumisho's annual business plan).
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc. &       BankAmerica Merchant   VISA and MasterCard credit card processing   Open ended
Ultimate Outlet Inc,      Services, Inc.         for all store sales transactions
-------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.;        Otto International     Buying Agency Agreement                      September 30, 2002
Newport News, Inc.;       (Hong Kong) Limited
Spiegel Catalog, Inc.     (acting as buying
                          agent)
-------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.        Cheetah Mail, Inc.     Email services provider                      Until 2/2005
-------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.        Rical Air Express      Freight forwarding services                  Until 8/15/03, with 1
                                                                                              year extension option
-------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.        Ketchum                Public relations consulting                  8/03 with automatic renewal for
                          Communications                                                      one year terms
-------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.        Otto International     Vendor payment services                      9/30/02 - one year with
                          (Hong Kong) Limited                                                 extension
-------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc. and    Optima Health Plans    Insured HMO - Contract Nos. 3550, 3245 and   Through 12/31/03
Spiegel Group                                    3245-1
Teleservices, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc      Rich FX                Catalog online program, Image zooming        1/1/03 12/31/03
                                                 program, Color swatching program
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc      Rich FX                Catalog online program, Image zooming        1/1/03 12/31/03
                                                 program, Color swatching program
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Otto International     Vendor payment services                      9/30/02-one year with
                          (Hong Kong) Limited                                                 automatic extensions
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Amazon.com             Portal Marketing Program                     7/29/06
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Amazon.com             Portal Marketing Program                     7/29/06
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     AOL                    Portal Advertising                           7/22/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Avenue A               Banner Advertising                           6/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Don Jagoda & Assoc.    Sweepstakes Management                       8/22/02 - evergreen
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Expeditors             Escrow Agreement, dated August 14, 2002      Agreement can be terminated at
                          International of       (Extension of credit by Expeditors           any time upon the receipt of
                          Washington, Inc.       International and LaSalle Bank to Spiegel    the Escrow Agent of three prior
                          LaSalle Bank National  Catalog, Inc.). See Schedule 8.9A(iii)       written notice of termination
                          Association                                                         by the parties to contract
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Experian               Master Service Agreement dated November,     It is a self-renewing
                                                 2002. (General business rules, policies, and contract. The pricing can be pricing for activities performed in support  reviewed annually. Contract
                                                 of catalog and internet customer mailings)   can be terminated by either
                                                                                              party by giving 30 day
                                                                                              written notice.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Experian               Email Database                               5/22/02 - 5/21/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     First Commonwealth,    Contract No. 5000E and the agreement         Through 4/30/04
                          Inc.                   between Spiegel, Inc. and the Warehouse,
                                                 Mail Order, Office, Technical and
                                                 Professional Employees Union, Local 743
                                                 entered into May 10, 2002
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     HMO Illinois           Insured HMO                                  Through 4/30/2004

                                                 Contract No. HO6158 and the agreement
                                                 between Spiegel, Inc. and the Warehouse,
                                                 Mail Order, Office, Technical and
                                                 Professional Employees Union, Local 743
                                                 entered into May 10, 2002
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     MSN                    Portal Advertising                           7/1/02 - 6/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     MSN                    Portal Advertising                           7/1/02 - 6/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Performics             Affiliate Marketing                          (9/1/01 - Evergreen)
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Yahoo!                 Portal Advertising                           8/1/02 - 7/1/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.     Yahoo!                 Portal Advertising                           8/1/02 - 7/1/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.,    Discover Financial     Credit card processing services              Open-ended
Eddie Bauer, Inc.,        Services, Inc. f/k/a
Newport News, Inc.        NOVUS Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Allen Systems Group    License agreement for Software Maintenance   Valid through 6/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Anacomp Inc.           Service agreement to produce browser based   Valid through 10/1/03
                                                 reports
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Ascential              Software license agreement for product       Valid through 6/30/03
                                                 to enable common data formats
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Aspect                 Maintenance on Phone Switch                  Month-to-Month
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              AT&T                   Long Distance Services                       Valid through 7/31/04
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              BEA Systems            Connection for multiple platforms            Valid through 8/25/03
                                                 (I.e. Unix/Intel/Mainframe)
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              BMC Software           DB2 Mainframe tools and Open system          Valid through 3/31/03. In the
                                                 monitoring                                   process of negotiating new
                                                                                              contract.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Ceridian               Payroll System maintenance and services      Month-to-Month
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Citrix Systems         Software to enable multi platform on PC's    Valid through 6/1/2003
                                                 and servers
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Combined Capital       Lease of Production Disk (Storage)           Valid through 2/28/07
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Computer Associates    License and maintenance for mainframe        8/30/04
                                                 scheduling and source code
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Computer Sales         Lease on Production storage                  Valid through 5/31/04
                          International
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Compuware              Applications development tools               Valid through 3/31/06
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Coremetrics            Site Metrics                                 1/14/04
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              EMC                    Software maintenance on storage controllers  Valid through 12/31/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Endeca                 License and maintenance on Internet search   Valid through 6/21/05
                                                 engine
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Fry Multimedia         Hosting and services on Internet Sites       Month-to-Month
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Fujitsu/Amdahl         Manteca on mainframe                         Valid through 9/11/05
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Geac Enterprise        License and Maintenance on Finance System    Valid through 12/31/04
                          Solutions
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Gerber                 Enables outsourcing pattern production       Valid through 6/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Group 1                Merge/Purge of customer name and address     Valid through 6/30/03
                                                 database
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Hughes                 Satellite data transfer in the stores        Valid through 6/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              IBM                    Maintenance on Hardware, Notes e-mail        Various
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              IBM                    Mainframe Software                           Month-to-Month
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              IBM                    Point of sale maintenance on registers       Valid through 11/8/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              IKON                   Optica HW and SW support                     Valid through 11/8/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Innovation             Disaster Recovery software                   Valid through 6/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              ISOGON                 Enables multiple screen on 3270 - used by    Valid through 5/30/03
                                                 order entry personnel
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Levi, Ray & Shoup      Software that enables multiple platforms     Valid through 2/28/04
                                                 to print
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Mantissa               Production report viewer                     Valid through 3/31/03. Will be
                                                                                              renewed at end of term.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Miller Mgmt System     Maintenance on EB merchandising system       Valid through 5/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              MSI                    Maintenance on Marketing system              Valid through 12/31/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Napersoft              Enables Letters to be generated              Valid through 6/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              NCR                    Maintenance on marketing system at EB        Valid through 7/31/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              OpenTech Systems       Software for disaster recovery               Valid through 6/11/07
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Oracle                 Maintenance for databases                    Valid through 7/30/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Pindar                 Maintenance for image processing for         Valid through 1/1/04
                                                 catalogs
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Pitney Bowes           Zip code verification and pooling            Valid through 8/31/03
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                              TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Rockwell               Maintenance on 3 Switches in call centers    Valid through 3/30/04
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              SAS Institute          Marketing analysis software maintenance      Valid through 4/14/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              SBC Inc                Maintenance on Cisco Routers                 Valid through 12/31/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Serena                 Partition data set editor                    Valid through 12/26/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Sterling Commerce      Sending data between FCNB, Westmont, FDR     Valid through 3/31/03. Will be
                                                                                              renewed at end of term.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Sun MicroSystems       Maintenance on servers and lease of          Valid through 3/31/03. Will be
                                                 production hardware                          renewed at end of term.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Syncsort               Open system and mainframe software support   Month-to-Month
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Tangram Systems        Data file transfer                           Valid through 10/31/03
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Unica                  Maintenance and licensing for marketing      Valid through 3/3/03. Will be
                                                 system                                       renewed at end of term.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Veritas                Backups for open systems                     Valid through 12/31/04
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Inc.              Westwind Computing     Macintosh help desk support                  Month-to-Month
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Publishing        Quebecor World KRI     Catalog printing services                    12/31/04
Company                   Inc.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Publishing Co.;   StoraEnso              Supplier of paper                            12/31/03
Newport News, Inc.;
Eddie Bauer, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Publishing Co.;   International Paper    Supplier of paper for catalogs               12/31/03
Newport News, Inc.
Inc.; Eddie Bauer, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel Publishing;       UMP                    Supplier of paper for catalogs               12/31/03
Newport News, Inc.;       Cymene, Inc.
Eddie Bauer, Inc.
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc              Standard Insurance     Self-Insured (STD);                          3/31/03; evergreen
                          Company
                                                 Fully Insured (LTD)

                                                 Contract Nos. 640140, 640141, 640142,
                                                 640143, 640144, 640145, 640146, 641754,
                                                 641786, 641756,641755
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc - Eddie      American Express       American Express credit card processing for  Open-ended
Bauer, Inc./Spiegel       Travel Related         all store, catalog, internet sales
Catalog, Inc./            Services               transactions
Newport News, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc - Eddie      Chase Merchant         VISA and MasterCard credit card processing   7/7/05, then auto renew for
Bauer, Inc./Spiegel       Services, LLC          for all catalog and internet sales           1 year terms
Catalog, Inc./                                   transactions
Newport News, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Service Resources,     Utility consultants for all companies        October 31, 2004. Spiegel, Inc.
                          Inc.                   of Spiegel                                   can terminate without cause
                                                                                              upon 90 days prior written
                                                                                              notice.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             American Express       Corporate Charge Account                     Evergreen with either party
                                                                                              having the right to
                                                                                              terminate with 30 days prior
                                                                                              notice
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Bank of America        Assignment of all rights under Swap          March 28, 1996 - March 31, 2005
                                                 Agreement by SeaFirst to BOA; Eddie Bauer
                                                 assigns all rights to under Swap Agreement
                                                 to Spiegel, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Blue Cross and Blue    Administrative Services (medical) Agreement  Through 12/31/03
                          Shield of Illinois     for Group numbers P75291, P06182, OO6158,
                                                 975291 and P94895
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Ceridian Benefits      Flexible Spending -                          12/31/03; evergreen
                          Services, Inc.
                                                 Contract No. IL0904
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Ceridian Lifeworks     Employee Assistance Program (EAP) - fully    1/31/04
                                                 insured
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Connecticut General    Administrative Services (medical) Agreement  Through 12/31/03; Evergreen
                          Life Insurance Company for Group Number 2218552
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             CSI (Computer Sales    Equipment Lease                              Month-to-Month
                          International)
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Delta Dental of        Administrative Services Agreement for Group  Through 12/31/05
                          Illinois               Contract No. 20004
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Fidelity Management    Trust services for the Spiegel Group Value   Evergreen
                          Trust Company          in Partnership Master Trust
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Hewitt Associates      "Connections" services - Process and         Contract is still in
                                                 transmit to all vendors the eligibility data negotiations. Currently on
                                                 for all Spiegel Group participants           Month-to-Month for services
                                                                                              still being rendered
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             HMO Illinois           Insured HMO                                  Through 12/31/03
                                                 Contract No. H82162;

-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Keystone Health Plan   Insured HMO - Contract No. 390613            Through 12/31/03
                          East, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Liebert                Maintenance for UPS and Power supply         Valid through 3/31/03. Will be
                                                                                              renewed at end of term.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Minnesota Life         Life insurance - fully insured Contract      12/31/03
                          Insurance Company      No. 32480-G
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Navigant Travel        Corporate Travel Agreement                   Month-to-Month
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto Brazil            Buying Agency Agreements                     Effective August 8, 1995.
                                                                                              Indefinite period either party
                                                                                              may terminate in writing as of
                                                                                              February 28/29 each year with a
                                                                                              period of notice of 6 months.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto International     Buying Agency Agreements                     Effective October 1, 1984.
                          (Hong Kong)                                                         Indefinite period - either party
                                                                                              may cancel upon one year's
                                                                                              written notice.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto International     Buying Agency Agreements                      Effective July 1, 1986.
                          (Hong Kong) Limited                                                 Indefinite period - either party
                                                                                              may cancel upon one year's
                                                                                              written notice.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto International     Buying Agency Agreements                     Effective April 1, 1991.
                          (Singapore) Pte. Ltd                                                Indefinite period - either party
                                                                                              may cancel upon one year's
                                                                                              written notice.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto International     Buying Agency Agreements                     Effective March 1, 1996.
                          (Singapore) Pte. Ltd                                                Indefinite period - either party
                                                                                              may cancel upon one year's
                                                                                              written notice.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto International     Buying Agency Agreements                     Effective October 1, 1991.
                          (Singapore) Pte. Ltd                                                Either party may terminate the
                                                                                              agreement in writing as of
                                                                                              February 28/29 of each year
                                                                                              within a period of 6 months'
                                                                                              notice.
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto Italia Filiale    Buying Agency Agreements                     Effective January 13, 1988.
                          italiana della                                                      Indefinite period - either
                          Otto-Versand                                                        party may cancel upon one
                          International GmbH                                                  year's written notice.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto Poland            Buying Agency Agreements                     Effective January 1, 2000.
                                                                                              Either party may terminate in
                                                                                              writing as of February 28/29 of
                                                                                              each year with a period of
                                                                                              notice of 12 months.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto Shanghai          Buying Agency Agreements                     Effective date September 1,
                                                                                              2000. Either party may
                                                                                              terminate in writing as
                                                                                              of February 28/29 of each
                                                                                              year.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto/AGN International Buying Agency Agreements                     Effective March 1, 1999 until
                          Limited ("Otto India")                                              February 24, 2004.
-------------------------------------------------------------------------------------------------------------------------------

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Otto-Versand           Buying Agency Agreements                     Effective January 1, 1992.
                          International GmbH                                                  Either party may terminate the
                                                                                              agreement in writing as of
                                                                                              February 28/29 of each year
                                                                                              with a period of notice
                                                                                              of 6 months.
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             RR Donnelley & Sons    "Master Agreement", dated December 22,       1995 Catalog Cycle -1998
                          Co.                    1994 (furnishing facilities, equipment,      Catalog Cycle (for New
                                                 labor and material for the production of     Hampton, Inc.); 1999 Catalog
                                                 Eddie Bauer, Inc. Catalogs, The New Hampton, Cycle (for Eddie Bauer, Inc.
                                                 Inc. Catalogs and the Spiegel Publishing     and the Spiegel Publishing
                                                 Company Catalogs); Eddie Bauer Addendums,    Company Catalogs)/6/; Extension
                                                 December 4, 1998 and January 31, 2001        of Agreement through 2004
                                                 (Amendment of Pricing and Catalog Cycle);    Catalog Cycle; Extension of
                                                 Amendment relating primarily to Spiegel      catalog cycle through 2004
                                                 Publishing Co., dated December 6, 1999;      Catalogue Cycle; Extension of
                                                 Amendment relating to Newport News, dated    Catalog Cycle for Newport
                                                 October 19, 2001; Second Addendum to         News (f/k/a The New Hampton,
                                                 Amendment 2 relating to Spiegel Publishing,  Inc.) to 2005 Catalog Cycle;
                                                 dated January 15, 2002; Amendment Number     Extension of services requested
                                                 3 relating to Eddie Bauer, Inc., dated       (re: "Efficiency Gain", layout
                                                 May 10, 2002 (Extension of services to       and preparation of catalogs)
                                                 include on-site Electronic Preflight, Image  through June 1, 2006; Extension
                                                 Processing, Digital Photography Conversion,  of Catalog Cycle for Eddie
                                                 Help Desk); Amendment dated January 25,      Bauer, Inc. and Spiegel
                                                 2002                                         Publishing Company through
                                                                                              2005 Catalog Cycle
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             Vision Service Plan    Vision Administrative Services Agreement for 12/31/04
                          Insurance Company      Group Number 12057110
-------------------------------------------------------------------------------------------------------------------------------

----------
/6/ "Catalog Cycle" - period of approximately twelve (12) consecutive months commencing with the manufacture of the catalogs for Eddie Bauer, Inc., The New Hampton, Inc., and Spiegel Publishing Company Catalogs.

LOAN PARTY                PARTY TO CONTRACT      TYPE OF CONTRACT                             TERM OF CONTRACT
-------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.             WHP Health Initiatives Administrative Services Agreement for Group  Through 12/31/05
                                                 Contract No. 514652
-------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.      Telecheck Services,    Check verification and collection services   Open ended
                          Inc.                   for store transactions
-------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.      Rafaella               Consignment Agreement, dated August 25,      Agreement effective for
                                                 1996 (sale by Ultimate Outlet Inc. of        indefinite term at
                                                 sportswear provided by Rafaella)             will.
-------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 8.29

                                  BANK ACCOUNTS

ACCOUNT NAME                       BANK NAME                     BANK ADDRESS                  ACCOUNT NO.
---------------------------------------------------------------------------------------------------------------
Distribution Fulfillment           The Bank of New York          New York, NY                  0300975927
Services, Inc.
---------------------------------------------------------------------------------------------------------------
Distribution Fulfillment           The Bank of New York          New York, NY                  0300951431
Services, Inc.
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Bank of Montreal              Toronto, Ontario              1033458
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Bank of Montreal              Toronto, Ontario              1283396
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Canadian Imperial Bank of     Toronto, Ontario              2502917
                                   Commerce
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Scotiabank                    Vancouver, BC                 014200134716
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Scotiabank                    Vancouver, BC                 014200178713
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Scotiabank                    Vancouver, BC                 014200156914
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Scotiabank                    Vancouver, BC                 014200358118
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Scotiabank                    Vancouver, BC                 014200117412
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Bank of America               San Francisco, CA             1233186431
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Bank of Montreal              Toronto, Ontario              1169315
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Canadian Imperial Bank of     Toronto, Ontario              1447211
                                   Commerce
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Royal Bank of Canada          Vancouver, BC                 1082023
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Scotiabank                    Vancouver, BC                 1420156914
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Toronto Dominion              Edmonton, AB                  7010376791
---------------------------------------------------------------------------------------------------------------
Eddie Bauer of Canada, Inc.        Bank of America               San Francisco, CA             014200358118
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of America               San Francisco, CA             3751950558
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of America               San Francisco, CA             3751950545
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of America               San Francisco, CA             3750679791
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of America               San Francisco, CA             1233186436
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of America               San Francisco, CA             1233186375
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of America               San Francisco, CA             1233186399
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of America               San Francisco, CA             1233186394
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  LaSalle Bank N.A.             Chicago, IL                   5800333097
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Wachovia Bank & Trust         Atlanta, GA                   0458050091
                                   Company
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Wachovia Bank & Trust         Atlanta, GA                   0452002828
                                   Company
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Wachovia Bank & Trust         Atlanta, GA                   8731029499
                                   Company
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of Montreal              Toronto, Ontario              1169315
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of Montreal              Toronto, Ontario              4611269
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of Montreal              Toronto, Ontario              1074973
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  American Trust                Dubuque, IA                   807729
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of America (Nations)     San Francisco, CA             3750679791
---------------------------------------------------------------------------------------------------------------

ACCOUNT NAME                       BANK NAME                     BANK ADDRESS                  ACCOUNT NO.
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of Hawaii                Honolulu, HI                  81577439
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of Jackson Hole          Jackson Hole, WY              222638
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank of New York              New York, NY                  6300602000
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank One                      Phoenix, AZ                   700016613481

---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank One                      Phoenix, AZ                   2595038570677
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank One                      Phoenix, AZ                   612433839
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank One                      Phoenix, AZ                   614007458
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank One                      Phoenix, AZ                   70001663481
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Bank One                      Phoenix, AZ                   1559684848
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Central Bank                  Hollidaysburg, PA             400125704
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Citizens Bank                 Providence, RI                6101725344
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Commerce Bank                 Springfield, MO               93001725
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  First Union                   Atlanta, GA                   2000414711828
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  First Union                   Atlanta, GA                   2000030981333
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Fleet Bank                    Naperville, IL                24234669
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Hibernia                      New Orleans, LA               812142267
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Integra Bank                  Nashville, TN                 1003279688
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Key Bank                      Bellevue, WA                  325630000108
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Lakeland Bank                 Oak Ridge, NJ                 574006193
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  National City Bank            Royal Oak, MI                 585189183
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  National City Bank            Royal Oak, MI                 900837674
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  National City Bank            Royal Oak, MI                 101371401
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  National City Bank            Royal Oak, MI                 5430000959
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Oak Brook Bank                Oak Brook, IL                 106596400
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Old National Bank             Evansvilie, IN                412004097
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  P N C Bank                    Pittsburgh, PA                8109255994
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Pennstar                      Scanton, PA                   974727014
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Shrewsbury State              Shrewsbury, NJ                11023376
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  South Trust Bank              Atlanta, GA                   60306592
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Standard Federal              Troy, MI                      5963126361
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Town & Country Bank           Springfield, IL               5935221
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Trustmark                     Jacksonville, MS              1001655299
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  United Missouri               Kansas City, MO               9870435829
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  United National Bank          Charleston, WV                43071331
                                   (Closing 4/22/2003)
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  US Bank                       Seattle, WA                   153606942651
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  US Bank                       Seattle, WA                   135931012383
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  US Bank (Firstar)             Seattle, WA                   121297568
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  US Bank (Firstar)             Seattle, WA                   312225989
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  US Bank (Firstar)             Seattle, WA                   194103511
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Valley National Bank          Wayne, NJ                     40639932
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Wachovia                      Atlanta, GA                   8731029499
---------------------------------------------------------------------------------------------------------------

ACCOUNT NAME                       BANK NAME                     BANK ADDRESS                  ACCOUNT NO.
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Wells Fargo                   Chicago, IL                   9440100139
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Wilmington Trust              Wilmington, DE                26185122
---------------------------------------------------------------------------------------------------------------
Gemini Credit Services, Inc.       Financial Services            Brooklyn Center, MN           708100
                                   Management Corp.
---------------------------------------------------------------------------------------------------------------
Gemini Credit Services, Inc.       Wells Fargo Bank              San Francisco, CA             1008353391
---------------------------------------------------------------------------------------------------------------
Gemini Credit Services, Inc.       Wells Fargo Bank              San Francisco, CA             1008353359
---------------------------------------------------------------------------------------------------------------
Gemini Credit Services, Inc.       Wells Fargo Bank              San Francisco, CA             4945040079
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Baltimore Trust Co.           Rehobeth Beach, DE            115096
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Bank of New York              New York, NY                  0300204682
                                   (Delaware)
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Bank of New York              New York, NY                  0300965829
                                   (Delaware)
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Citibank                      New York, NY                  15322766
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Sun Trust Bank                Atlanta, GA                   201167956
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Sun Trust Bank                Atlanta, GA                   201167905
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Sun Trust Bank                Atlanta, GA                   201168111
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Sun Trust Bank                Atlanta, GA                   200824155
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Sun Trust Bank                Atlanta, GA                   200804464
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 First Century Bank            Max Meadows, VA               93002955
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 M&T Bank                      Buffalo, NY                   8889721885
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Wilmington Trust              Wilmington, DE                28557922
---------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.              The Bank of New York          New York, NY                  0300952082
---------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.              LaSalle Bank N.A.             Chicago, IL                   5800401241
---------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.              The Bank of New York          New York, NY                  0300875844
---------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.              LaSalle Bank N.A.             LaSalle Street                580033394
                                                                 Chicago, IL
---------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.              LaSalle Bank N.A.             Chicago, IL                   6000333089
---------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.              Canada Trust                  Toronto, ON                   6200302844
---------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.              Canada Trust                  Toronto, ON                   6207303469
---------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.              Bank One, N.A.                Columbus, OH                  1067073
---------------------------------------------------------------------------------------------------------------
Spiegel COBRA                      LaSalle Bank N.A.             Chicago, IL                   5800333394
---------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices,        Sun Trust Bank                Atlanta, GA                   700045430
Inc.
---------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices, Inc.   Sun Trust Bank                Atlanta, GA                  200804553
---------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices, Inc.   Sun Trust Bank                Atlanta, GA                  200825194
---------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices -       The Bank of Nova Scotia       Saint John, New              600040086215
Canada                                                           Brunswick
----------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices -       The Bank of Nova Scotia       Saint John, New              600040088919
Canada, Inc.                                                     Brunswick
----------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices -       The Bank of Nova Scotia       Saint John, New              600040086118
Canada, Inc.                                                     Brunswick
----------------------------------------------------------------------------------------------------------------

                                        3

ACCOUNT NAME                       BANK NAME                     BANK ADDRESS                  ACCOUNT NO.
---------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices         LaSalle National Bank         Chicago, IL                   5800395708
-Canada, Inc.
---------------------------------------------------------------------------------------------------------------
Spiegel Group Teleservices         The Bank of Nova Scotia       Saint John, New               600040086010
-Canada, Inc.                                                    Brunswick
---------------------------------------------------------------------------------------------------------------
Spiegel Management Group, Inc.     The Bank of New York          New York, NY                  0300950300
---------------------------------------------------------------------------------------------------------------
Spiegel Marketing Corp.            Bank of New York              New York, NY                  0300911831
                                   (Delaware)
---------------------------------------------------------------------------------------------------------------
Spiegel Marketing Corp.            Sun Trust Bank                Atlanta, GA                   201755378
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Bank of America               Chicago, IL                   8188302638
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Bank of Montreal/Harris       Chicago, IL                   4145926
                                   Bank
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Bank One, Columbus, N.A.      Columbus, OH                  614001923
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Financial Services            Lake Lillian, MN              708097
                                   Management Corp.
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      LaSalle Bank N.A.             Chicago, IL                   5800333089
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Sun Trust Bank                Atlanta, GA                   702184764
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      The Bank of New York          New York, NY                  0300206034
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      The Bank of New York          New York, NY                  8900157887
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      The Bank of New York          New York, NY                  0300975836
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      The Bank of New York          New York, NY                  0300975869
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc. and Spiegel          The Bank of New York          New York, NY                  0300978525
Catalog, Inc.
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc. and/or Clifford &    Bank One, Columbus, N.A.      Columbus, OH                  980246406
Willis
---------------------------------------------------------------------------------------------------------------
Spiegel, International - Canada    Bank One, Columbus, N.A.      Columbus, OH                  302844
---------------------------------------------------------------------------------------------------------------
Spiegel, International - US        Bank One, Columbus, N.A.      Columbus, OH                  7303469
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Bank of America               Concord, CA.                  3750771149
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Bank One                      Columbus, OH                  1888316989
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Bank One                      Columbus, OH                  1070441900
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Bank One                      Columbus, OH                  620519983
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Bank One                      Columbus, OH                  614007714
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Bank One                      Columbus, OH                  1067057
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Bank One                      Columbus, OH                  636102246
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Citizen's State Bank          Sealy, TX                     0024287
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Citizen's Bank (previously    Plymouth Meeting, PA          6101725301
                                   Mellon Bank)
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Standard Federal Bank         Livonia, MI                   4111857407
                                   (parent: LaSalle National
                                   Bank)
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Wells Fargo                   Minneapolis, MN               9440104086
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Wells Fargo                   Minneapolis, MN               9440273657
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Wells Fargo                   Minneapolis, MN               9440273665
---------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.               Wells Fargo                   Minneapolis, MN               9440273673
---------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 9.3

                              COMPLIANCE WITH LAWS

                                      None.

                                  SCHEDULE 9.12

                                   GUARANTIES

A. Eddie Bauer, Inc., Spiegel Catalog, Inc., Newport News, Inc., Ultimate Outlet Inc., Distribution Fulfillment Services, Inc. and Spiegel Publishing Company have guaranteed the obligations of Spiegel, Inc. under the agreements set forth in Schedule 8.9(I)E(i), (ii), (iii) and (xi).

B. Spiegel, Inc. has guaranteed the obligations of Spiegel Group Tele services-Canada, Inc., under the CDN $3,970,000 Loan Agreement dated as of August 16, 2002, by and among Her Majesty the Queen in Right of the Province of New Brunswick, as Lender, Spiegel Group Teleservices-Canada, Inc., as Borrower, and Spiegel, Inc., as Guarantor.

C.   Spiegel, Inc. is a guarantor under the following lease agreements:

LESSEE                    ADDRESS                    CITY             STATE      LANDLORD
Eddie Bauer               201 Aviva Park             Vaughan,                    Triplicon Services, Inc.
of Canada,                Drive                      Ontario
Inc.

Eddie Bauer,              15011 NE 36th              Redmond          WA         Laguna North2/Exchange LLC
Inc.                      St.

Eddie Bauer,              3700 Monte Villa           Bothell          WA         Clark Properties II, LC
Inc.                      Parkway

First                     1880 14th Avenue,          Albany           OR         ALPAC Building, LLC
Consumers                 S.E.
National
Bank

First                     1572 S. Dixie Drive        St. George       UT         St. George Holdings, LLC
Consumers
National
Bank

Spiegel of                Eight Neshaminy            Trevose          PA         Korman Commercial Prop, Inc.
Philadelphia,             Interplex
Inc.

Newport                   711 Third Avenue,          New York         NY         S.L.G. 711 Third LLC
News, Inc.                4th Floor

LESSEE                    ADDRESS                    CITY             STATE      LANDLORD
Spiegel                   Lansdowne Place            St. John,                   Plazacorp Retail Prop. Ltd.
Group                     240 Newman St.             New
Teleservices-                                        Brunswick
Canada, Inc.

Spiegel                   7236 E. Harry Court        Wichita          KS         Topeka One LLC
Group
Teleservices,
Inc.

Ultimate                  1001 Market Street         Dalton           GA         Tanger Properties LP
Outlet, Inc.

Ultimate                  Westridge Court            Naperville       IL         New Plan Realty Trust, Inc.
Outlet, Inc.              Center 2781 Aurora
                          Avenue

Ultimate                  Tanger Factory             San Marcos       TX         Tanger Properties LP
Outlet, Inc.              4015 I-35 S, Suite
                          335

Ultimate                  1212 W. Old Hwy            Odessa           MO         KC Factory Shops LP
Outlet, Inc.              40

Ultimate                  1402 Outlet Ctr            Sealy            TX         Gretna, Sealy, T. City OC LLC
Outlet, Inc.              Drive, Ste. 50

Ultimate                  7400 S. Las Vegas          Las Vegas        NV         Las Vegas Outlet World, Ltd.
Outlet, Inc.              Blvd.

Ultimate                  5700 McWhinney             Loveland         CO         TGS (US) Realty, Inc.
Outlet, Inc.              Blvd

D. Spiegel, Inc. has guaranteed the debt obligations of certain of its and its subsidiaries' employees under revolving credit accounts with American Express in connection with business expenses incurred by such employees in the ordinary course of business. As of March 21, 2003, such employees no longer have access to such revolving credit accounts.

                                  SCHEDULE 9.15

                          TRANSACTIONS WITH AFFILIATES

                            JOINT VENTURE AGREEMENTS

LOAN PARTY                         JOINT VENTURE PARTNER                        TRANSACTION
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Grattan plc                                  Formation of Eddie Bauer
                                                                                (UK) Ltd (Effective
                                                                                September 6, 1996). Joint
                                                                                Venture terminated - Eddie
                                                                                Bauer, Inc. still required
                                                                                to reimburse Gratten plc
                                                                                for rent payments made on
                                                                                leased stores pursuant to
                                                                                the terms of Joint Venture
                                                                                Agreements.
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Handelsgesellschaft Heinrich Heine           Formation of Eddie Bauer
                                   GmbH ("Heine"), Sport-Scheck GmbH            GmbH & Co. (Effective
                                                                                June 6, 1995)
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Otto-Sumisho Inc.                            Formation of Eddie Bauer
                                                                                Japan, Inc. (Effective
                                                                                September 28, 1993)
---------------------------------------------------------------------------------------------------------------

                            BUYING AGENCY AGREEMENTS

LOAN PARTY                         AGENT                                        EFFECTIVE DATE
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto Brazil                                  August 8, 1995
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto International (Hong Kong)               October 1, 1984
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto International (Hong Kong) Limited       July 1, 1986
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto Italia Filiale italiana della           January 13, 1988
                                   Otto-Versand International GmbH
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto International (Singapore) Pte. Ltd      October 1, 1991
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto/AGN International Limited               March 1, 1999
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto Shanghai                                September 1, 2000
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto Poland                                  January 1, 2000
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto International (Singapore) Pte. Ltd      April 1, 1991
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto International (Singapore) Pte. Ltd      March 1, 1996
---------------------------------------------------------------------------------------------------------------

Spiegel, Inc.                      Otto-Versand International GmbH              January 1, 1992
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Eddie Bauer International (Americas),        March 1, 1998
                                   Inc.
---------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.                  Otto International (Hong Kong) Limited       September 30, 2002
Newport News, Inc.                 (acting as vendor payment agent)
Spiegel Catalog, Inc.
---------------------------------------------------------------------------------------------------------------

          SUBLICENSE AGREEMENTS WITH OTTO-VERSAND (GMBH & CO.) ("OTTO")

---------------------------------------------------------------------------------------------------------------
SUB-LICENSEE                       SUB-LICENSOR                                 EFFECTIVE DATE
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto                                         Framework Sublicense
                                                                                Agreement
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto (for use of "Rene Derhy")               August 2, 1996
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto (for use of "CHEWAN")                   March 27, 1996
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto (for use of "Dinotex")                  January 31, 1997
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto (for use of "W.P. Becher                February 1, 1995
                                   Textilberatung-und Vertrieb GmbH")
---------------------------------------------------------------------------------------------------------------
Newport News, Inc.                 Venta and Corpretrex (Otto Affiliate)        November 1, 1995
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Otto Versand                                 March 27, 1996
---------------------------------------------------------------------------------------------------------------
Newport News                       Otto (for use of "Mira Overseas")            May 1, 1999
---------------------------------------------------------------------------------------------------------------

                             LICENSE AGREEMENTS WITH
              OTTO-VERSAND (GMBH & CO) ("OTTO") OR OTTO AFFILIATES

---------------------------------------------------------------------------------------------------------------
SUB-LICENSEE                       SUB-LICENSOR                                 EFFECTIVE DATE
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Oktavia (Otto Affiliate)                     July 1, 1993
---------------------------------------------------------------------------------------------------------------
Spiegel, Inc.                      Apart Handelsgesellschaft mgH ("Apart")      January 1, 1999
                                   (Otto Affiliate)
---------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.              Together Limited ("Together") (Otto          September 23, 1999
                                   Affiliate)
---------------------------------------------------------------------------------------------------------------
Eddie Bauer GmbH & Co.             Eddie Bauer, Inc.                            June 6, 1995
---------------------------------------------------------------------------------------------------------------
Otto-Sumisho, Inc.                 Eddie Bauer, Inc.                            September 27, 1993
---------------------------------------------------------------------------------------------------------------

                         GUARANTIES AND LOAN AGREEMENTS

In addition to the guaranties set forth in Schedule 9.12, the following transactions:

     1. US $60,000,000 Loan Agreement dated as of February 21, 2003, between Spiegel, Inc. and Otto-Spiegel Finance GmbH & Co. KG. US $60,000,000 outstanding as of March 17, 2003. Unsecured facility.

     2. US $31,300,000 Note and US $68,700,000 Note, both dated as of February 28, 2002, from Spiegel, Inc. to Otto-Spiegel Finance GmbH & Co. KG. US $100,000,000 outstanding as of March 17, 2003. Unsecured Notes.

     3. Reimbursement Agreement between Spiegel, Inc. and Spiegel Holdings, Inc. pursuant to which Spiegel, Inc. has agreed to reimburse Spiegel Holdings, Inc. for any drawings under a $78,000,000 Letter of Credit opened for the account of Spiegel Holdings, Inc. by Deutsche Bank for the benefit of First Consumers National Bank. Unsecured Facility.

     4. US $34,783,021 loan from S.I. Reinsurance Limited to Spiegel, Inc. Unsecured loan.

     5. US $9,929,664 loan from FCSI Reinsurance Ltd. to Spiegel, Inc. Unsecured loan.

                                SCHEDULE 9.19(a)

                                 EXISTING LIENS

                           Dated as of March 17, 2003

Liens in connection with the Escrow Accounts set out in Schedule 8.9(I)(A) and the following:

DEBTORS                JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Original        Norddeutsche        11/18/93         3946A10          Real Estate, plus
Fulfillment Services,  County, OH                      Landesbank                                            improvements,
Inc.                                                   Girozentrale                                          intangibles, rights to
                                                                                                             payments and deposits,
                                                                                                             rent, rights of Debtor
                                                                                                             under agreements,
                                                                                                             rights of Debtor to
                                                                                                             specifications and
                                                                                                             plans, all proceeds,
                                                                                                             etc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Release                             9/14/94          4208E01          Release of equipment
Fulfillment Services,  County, OH                                                                            (described in schedule)
Inc.                                                                                                         and contracts and
                                                                                                             rights thereto,
                                                                                                             Intellectual Property,
                                                                                                             Deposit Accounts, books
                                                                                                             and records, and
                                                                                                             proceeds from the above
                                                                                                             collateral
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Continuation                        11/18/98         1998111802       Continuation of 3946A10
Fulfillment Services,  County, OH                                                           97003
Inc.
------------------------------------------------------------------------------------------------------------------------------------

DEBTORS                JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Original        Norddeutsche        11/18/93         3946A18          Real Estate, plus
Fulfillment Services,  County, OH                      Landesbank                                            improvements,
Inc.                                                   Girozentrale                                          intangibles, rights to
                                                                                                             payments and deposits,
                                                                                                             rent, rights of Debtor
                                                                                                             under agreements,
                                                                                                             rights of Debtor to
                                                                                                             specifications and
                                                                                                             plans, all proceeds,
                                                                                                             etc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Release                             9/14/94          4208E18          Release of equipment
Fulfillment Services,  County, OH                                                                            (described in schedule)
Inc.                                                                                                         and contracts and
                                                                                                             rights thereto,
                                                                                                             Intellectual Property,
                                                                                                             Deposit Accounts, books
                                                                                                             and records, and
                                                                                                             proceeds from the above
                                                                                                             collateral
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Continuation                        11/18/98         1998111802       Continuation of 3946A18
Fulfillment Services,  County, OH                                                           97005
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Original        Deutsche Bank       11/18/93         3946B06          Real Estate, plus
Fulfillment Services,  County, OH                      AG                                                    improvements,
Inc.                                                                                                         intangibles, rights to
                                                                                                             payments and deposits,
                                                                                                             rent, rights of Debtor
                                                                                                             under agreements,
                                                                                                             rights of Debtor to
                                                                                                             specifications and
                                                                                                             plans, all proceeds,
                                                                                                             etc.
------------------------------------------------------------------------------------------------------------------------------------

DEBTORS                JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Release                             9/14/94          4208B04          Release of equipment
Fulfillment Services,  County, OH                                                                            (described in schedule)
Inc.                                                                                                         and contracts and
                                                                                                             rights thereto,
                                                                                                             Intellectual Property,
                                                                                                             Deposit Accounts, books
                                                                                                             and records, and
                                                                                                             proceeds from the above
                                                                                                             collateral
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Continuation                        7/21/98          1998721018       Continuation of 3946B06
Fulfillment Services,  County, OH                                                           1816
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Original        Deutsche            11/18/93         3946B14          Real Estate, plus
Fulfillment Services,  County, OH                      Bank AG                                               improvements,
Inc.                                                                                                         intangibles, rights to
                                                                                                             payments and deposits,
                                                                                                             rent, rights of Debtor
                                                                                                             under agreements,
                                                                                                             rights of Debtor to
                                                                                                             specifications and
                                                                                                             plans, all proceeds,
                                                                                                             etc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Release                             9/14/94          4208C07          Release of equipment
Fulfillment Services,  County, OH                                                                            (described in schedule)
Inc.                                                                                                         and contracts and
                                                                                                             rights thereto,
                                                                                                             Intellectual Property,
                                                                                                             Deposit Accounts, books
                                                                                                             and records, and
                                                                                                             proceeds from the above
                                                                                                             collateral
------------------------------------------------------------------------------------------------------------------------------------
Distribution           Franklin        Continuation                        7/21/98          1998072101       Continuation of 3946B14
Fulfillment Services,  County, OH                                                           81518
Inc.
------------------------------------------------------------------------------------------------------------------------------------


DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Distribution                 OH        Original        Deutsche Bank AG    11/18/93         AK60110          Real Estate, together
Fulfillment Services,                                  Chicago and/or                                        with all facilities on
Inc.                                                   Cayman islands                                        the Real Estate, in
                                                       branch                                                Groveport, OH (Franklin
                                                                                                             County) owned by
                                                                                                             Spiegel Properties,
                                                                                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                 OH        Amendment/      Deutsche Bank AG    9/14/94          9149426805       Release of AK60110 for
Fulfillment Services,                  Release         Chicago and/or                                        Equipment, Intellectual
Inc.                                                   Cayman islands                                        Property Collateral,
                                                       branch                                                Contracts necessary to
                                                                                                             maintain the Equipment,
                                                                                                             etc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                 OH        Continuation    Deutsche Bank AG    7/13/98          1998194018       Continuation of AK60110
Fulfillment Services,                                  Chicago and/or                       0
Inc.                                                   Cayman islands
                                                       branch
------------------------------------------------------------------------------------------------------------------------------------
Distribution                 OH        Original        Norddeutsche        11/18/93         AK60111          Real Estate, together
Fulfillment Services,                                  Landesbank                                            with all facilities on
Inc.                                                   Girozentrale                                          the Real Estate, in
                                                                                                             Groveport, OH (Franklin
                                                                                                             County) owned by
                                                                                                             Spiegel Properties,
                                                                                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                 OH        Release         Norddeutsche        9/14/94          9149426804       Release of AK60111 for
Fulfillment Services,                                  Landesbank                                            Equipment, Intellectual
Inc.                                                   Girozentrale                                          Property Collateral,
                                                                                                             Contracts necessary to
                                                                                                             maintain the Equipment,
                                                                                                             etc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                 OH        Continuation    Norddeutsche        11/12/98         1998316033       Continuation of AK60111
Fulfillment Services,                                  Landesbank          5
Inc.                                                   Girozentrale
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           CA        Original        IBM Credit          11/16/98         1998323604       Lease: All computer,
                                                       Corporation                          32               information processing
                                                                                                             and other peripheral
                                                                                                             equipment and good
                                                                                                             wherever located
                                                                                                             referenced on IBM
                                                                                                             supplement #570040
                                                                                                             dated 7/24/98
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           CA        Original        Balboa Capital      12/04/00         2000347606       Lease: All equipment
                                                                                            33               and other personal
                                                                                                             property located at
                                                                                                             3251 20th Avenue, space
                                                                                                             147, San Francisco, CA
                                                                                                             94132 subject to
                                                                                                             Agreement Number
                                                                                                             LA#001- 09803-01 dated
                                                                                                             October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           CO        Original        Balboa Capital      12/4/00          2000210319       Lease: All equipment
                                                                                            4                and other personal
                                                                                                             property located at
                                                                                                             8445 Park Meadows
                                                                                                             Center Drive, #JA7,
                                                                                                             Littleton, CO 80124
                                                                                                             subject to Agreement
                                                                                                             Number LA#001- 09803-01
                                                                                                             dated October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           CO        Original        Polar               3/19/02          2002F02903       "equipment" (only
                                                       Refrigeration                        3                language in collateral
                                                       Company                                               or attachments)
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           DC        Original        IBM Credit          11/27/98         9800019413       Leased computer
                                                       Corporation                                           equipment
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           DE        Original        Otto International  3/12/03          30606163         All goods now owned or
                                                       (Hong Kong)                                           hereafter acquired by
                                                       Limited                                               the Debtor on which the
                                                                                                             Secured Party has a
                                                                                                             lien pursuant to
                                                                                                             Section 7 of that
                                                                                                             certain Vendor Payment
                                                                                                             Services Agreement,
                                                                                                             dated September 30,
                                                                                                             2002
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           IL        Original        Balboa Capital      12/5/00          004304795        Lease: All equipment
                                                                                                             and other personal
                                                                                                             property located at
                                                                                                             E329 Woodfield
                                                                                                             Shopping Center,
                                                                                                             Schaumburg IL 60173
                                                                                                             and 600 N. Michigan
                                                                                                             Avenue, Chicago IL
                                                                                                             60611 subject to
                                                                                                             Agreement Number LA#00
                                                                                                             1-09803 -01 dated
                                                                                                             October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           KS        Original        IBM Credit          6/12/98          002463508        Lease: All computer,
                                                       Corporation                                           information processing
                                                                                                             and other peripheral
                                                                                                             equipment and good
                                                                                                             wherever located
                                                                                                             referenced on IBM
                                                                                                             supplement #486517
                                                                                                             dated 2/25/98
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           MI        Original        Balboa Capital      12/4/00          D719556          Lease: all equipment
                                                                                                             and other personal
                                                                                                             property, including
                                                                                                             furniture, fixtures and
                                                                                                             equipment located at
                                                                                                             Eddie Bauer Inc West
                                                                                                             Big Beaver Road, ste.
                                                                                                             Q107, Troy, MI 48084
                                                                                                             subject to Agreement
                                                                                                             Number LA# 001-09803-01
                                                                                                             dated October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           MN        Original        IBM Credit          6/12/98          2044873          Lease: All computer,
                                                       Corporation                                           information processing
                                                                                                             and other peripheral
                                                                                                             equipment and good
                                                                                                             wherever located
                                                                                                             referenced on IBM
                                                                                                             supplement #487143
                                                                                                             dated 2/25/98
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           MN        Original        Balboa Capital      12/4/00          2279658          Lease: All equipment
                                                                                                             and other personal
                                                                                                             property located at 230
                                                                                                             West Market,
                                                                                                             Bloomington, MN 55425
                                                                                                             subject to Agreement
                                                                                                             Number LA#001-09803-01
                                                                                                             dated October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           MO        Original        Balboa Capital      12/4/00          4111530          Lease: all equipment
                                                                                                             and other personal
                                                                                                             property, including
                                                                                                             furniture, fixtures and
                                                                                                             equipment located at
                                                                                                             Eddie Bauer Inc 2407
                                                                                                             St. Louis Galleria, St.
                                                                                                             Louis, MO 63117 subject
                                                                                                             to Agreement Number LA#
                                                                                                             001-09803-01 dated
                                                                                                             October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           MT        Original        Balboa Capital      12/4/00          232717           Lease: All equipment
                                                                                                             and other personal
                                                                                                             property located at 578
                                                                                                             Broadway, New York, NY
                                                                                                             10012 and Roosevelt
                                                                                                             Field Shopping Center,
                                                                                                             Sp. E-2, Garden City,
                                                                                                             NY 11530 subject to
                                                                                                             Agreement Number
                                                                                                             LA#001-09803 -01 dated
                                                                                                             October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.     Nassau County,  Original        Balboa Capital      12/18/00         UC000-20249      Lease: All equipment
                            NY                                                                               and other personal
                                                                                                             property located at 578
                                                                                                             Broadway, New York, NY
                                                                                                             10012 and Roosevelt
                                                                                                             Field Shopping Center,
                                                                                                             Sp. E-2, Garden City,
                                                                                                             NY 11530 subject to
                                                                                                             Agreement Number
                                                                                                             LA#001-09803-01 dated
                                                                                                             October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           NY        Original        PCM Development     5/27/94          109159           All inventory,
                                                       Company                                               equipment, fixtures,
                                                                                                             improvement,
                                                                                                             merchandise located in
                                                                                                             Wallkill, NY and
                                                                                                             proceeds and accounts
                                                                                                             receivable.
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           NY        Original        Balboa Capital      12/4/00          232717           Leased equipment and
                                                                                                             other personal
                                                                                                             property, including
                                                                                                             furniture, fixtures and
                                                                                                             equipment located at
                                                                                                             Eddie Bauer Inc 578
                                                                                                             Broadway, New York NY
                                                                                                             10012 and Garden City,
                                                                                                             NY 11530 subject to
                                                                                                             Agreement Number LA#
                                                                                                             001-09803-01 dated
                                                                                                             October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.     New York        Original        Balboa Capital      12/18/00         OOPN61265        Lease: all equipment
                       County, NY                                                                            and other personal
                                                                                                             property, including
                                                                                                             furniture, fixtures and
                                                                                                             equipment located at
                                                                                                             Eddie Bauer Inc 578
                                                                                                             Broadway, New York NY
                                                                                                             10012 and Garden City,
                                                                                                             NY 11530 subject to
                                                                                                             Agreement Number LA#
                                                                                                             001-09803-01 dated
                                                                                                             October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           NC        Original        IBM Credit          11/5/98          19980083294      Lease: All computer,
                                                       Corporation                                           information processing
                                                                                                             and other peripheral
                                                                                                             equipment and good
                                                                                                             wherever located
                                                                                                             referenced on IBM
                                                                                                             supplement #555553
                                                                                                             dated 7/24/98
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.      St. Louis      Original        Balboa Capital      12/6/00          14955            Lease: all equipment
                        County, MO                                                                           and other personal
                                                                                                             property, including
                                                                                                             furniture, fixtures and
                                                                                                             equipment located at
                                                                                                             Eddie Bauer Inc 2407
                                                                                                             St. Louis Galleria, St.
                                                                                                             Louis, MO 63117 subject
                                                                                                             to Agreement Number LA#
                                                                                                             001-09803-01 dated
                                                                                                             October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank of          3/23/98          98-082-0654      Lease: Compaq computer
                                                       Washington                                            equipment
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank of          3/23/98          98-082-0655      Lease: 8 LaserJet SIMMX
                                                       Washington
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank of          3/23/98          98-082-0657      Lease: IBM computer
                                                       Washington                                            equipment and HP
                                                                                                             LaserJet 5SMIX
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank of          3/23/98          98-082-0656      Lease: 2 IBM tape
                                                       Washington                                            drives
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        IBM Credit          12/10/98         98-344-0435      Lease: all computer
                                                       Corporation                                           information processing
                                                                                                             and other peripheral
                                                                                                             equipment and goods,
                                                                                                             etc. referenced on IBM
                                                                                                             supplement #576586
                                                                                                             dated 12/2/98
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank Nat'l       1/8/99           99-008-0455      Lease: 4 pieces of
                                                       Assoc                                                 computer equipment
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        IBM Corporation     2/23/99          99-054-0257      Lease: all computer
                                                                                                             information processing
                                                                                                             and other peripheral
                                                                                                             equipment and goods,
                                                                                                             etc. referenced on IBM
                                                                                                             supplement #054801
                                                                                                             dated 2/18/99
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        IBM Credit          3/15/99          99-074-0253      Lease: all computer
                                                       Corporation                                           information processing
                                                       (Lessor)                                              and other peripheral
                                                                                                             equipment and goods,
                                                                                                             etc. referenced on IBM
                                                                                                             supplement #645337
                                                                                                             dated 3/1/99
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        WAM!NET             4/15/99          99-105-0061      WAM!NET Network Access
                                                                                                             Device, comprising a
                                                                                                             case containing a
                                                                                                             Silicon Graphics
                                                                                                             central processing
                                                                                                             unit, router, a Channel
                                                                                                             Service Unit and Data
                                                                                                             Service Unit modem and
                                                                                                             uninterrupted power
                                                                                                             source.
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank Nat'l       12/16/99         99-350-0291      Lease: 2 IBM RS/6000
                                                       Assoc                                                 Model 7043-140
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank Nat'l       3/17/00          2000-077-0310    Lease: Schedule
                                                       Assoc                                                 88-10100/100 Phones and
                                                                                                             services from Siemens
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank Nat'l       3/17/00          2000-077-0312    Lease: 1 IBM upgrade
                                                       Assoc                                                 magstar tape drives
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank Nat'1       3/17/00          2000-077-0318    Lease: 4 Cisco 10/100
                                                       Assoc                                                 Ethernet modules
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        OCE' Printing       9/7/00           2000-251-        Lease: 1 Pagestream 154
                                                       Systems USA, Inc.                    0252             plus printer
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank Nat'l       9/21/00          2000-265-0256    Lease: 2 Cosco
                                                       Assoc                                                 WS-X5225R modules
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        US Bank Nat'l       11/6/00          2000-311-0584    Lease: 16 pieces of
                                                       Assoc                                                 computer equipment from
                                                                                                             Cisco
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        Balboa Capital      11/13/00         2000-318-0735    Lease: all equipment
                                                                                                             and other personal
                                                                                                             property, including
                                                                                                             furniture, fixtures and
                                                                                                             equipment located at
                                                                                                             Eddie Bauer Inc 15010
                                                                                                             NE 36th St. Redmond, WA
                                                                                                             98052 subject to
                                                                                                             Agreement Number LA#
                                                                                                             001-09803-01 dated
                                                                                                             October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Amendment                           1/19/01          2001-019-0315    Addition of 10 more
                                                                                                             locations to equipment
                                                                                                             in collateral
                                                                                                             description of
                                                                                                             #2000-318-0735
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Assignment      American            2/21/01          2001-052-0122    Assignment of
                                                       Equipment                                             #2000-318-0735
                                                       Leasing
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        IBM Credit          11/20/00         2000-325-0163    Lease: all computer
                                                       Corporation                                           information processing
                                                       (Lessor)                                              and other peripheral
                                                                                                             equipment and goods,
                                                                                                             etc. referenced on IBM
                                                                                                             supplement #887347
                                                                                                             dated 10/31/00
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WA        Original        IBM Credit          3/28/01          2001-087-0197    Lease: all computer
                                                       Corporation                                           information processing
                                                       (Lessor)                                              and other peripheral
                                                                                                             equipment and goods,
                                                                                                             etc. referenced on IBM
                                                                                                             supplement #866287
                                                                                                             dated 8/29/00
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer, Inc.           WI        Original        IBM Credit          11/20/98         1805946          Leased computer
                                                       Corporation                                           equipment
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer of           Alberta,     Filing under    Comdisco Canada     8/29/01          01082915081      All present and after
 Canada, Inc.             Canada       Personal        Ltd.                                                  acquired computers,
                                       Property                                                              peripherals,
                                       Security Act                                                          telecommunications
                                                                                                             devices, cables,
                                                                                                             routers, accessories,
                                                                                                             attachments, hardware,
                                                                                                             software, maintenance
                                                                                                             agreements, licenses,
                                                                                                             and related goods, now
                                                                                                             or hereafter supplied
                                                                                                             by the secured party,
                                                                                                             and all proceeds
                                                                                                             thereof in any form,
                                                                                                             including money,
                                                                                                             chattel paper,
                                                                                                             intangibles, goods,
                                                                                                             document of title,
                                                                                                             instruments,
                                                                                                             securities,
                                                                                                             substitutions, accounts
                                                                                                             receivable, rental and
                                                                                                             loan contracts, all
                                                                                                             personal property
                                                                                                             returned, traded-in or
                                                                                                             repossessed and all
                                                                                                             insurance proceeds and
                                                                                                             any other form of
                                                                                                             proceeds
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer of          British       Filing under    Comdisco Canada     8/29/01          9640315          All present and after
 Canada, Inc.            Columbia,     Personal        Ltd.                                                  acquired computers,
                         Canada        Property                                                              peripherals,
                                       Security Act                                                          telecommunications
                                                                                                             devices, cables,
                                                                                                             routers, accessories,
                                                                                                             attachments, hardware,
                                                                                                             software, maintenance
                                                                                                             agreements, licenses,
                                                                                                             and related goods, now
                                                                                                             or hereafter supplied
                                                                                                             by the secured party,
                                                                                                             and all proceeds
                                                                                                             thereof in any form,
                                                                                                             including money,
                                                                                                             chattel paper,
                                                                                                             intangibles, goods,
                                                                                                             document of title,
                                                                                                             instruments,
                                                                                                             securities,
                                                                                                             substitutions, accounts
                                                                                                             receivable, rental and
                                                                                                             loan contracts, all
                                                                                                             personal property
                                                                                                             returned, traded-in or
                                                                                                             repossessed and all
                                                                                                             insurance proceeds and
                                                                                                             any other form of
                                                                                                             proceeds
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer of          Manitoba,     Filing under    Comdisco Canada     8/29/01          200127585201     All present and after
 Canada, Inc.            Canada        Personal        Ltd.                                                  acquired computers,
                                       Property                                                              peripherals,
                                       Security Act                                                          telecommunications
                                                                                                             devices, cables,
                                                                                                             routers, accessories,
                                                                                                             attachments, hardware,
                                                                                                             software, maintenance
                                                                                                             agreements, licenses,
                                                                                                             and related goods, now
                                                                                                             or hereafter supplied
                                                                                                             by the secured party,
                                                                                                             and all proceeds
                                                                                                             thereof in any form,
                                                                                                             including money,
                                                                                                             chattel paper,
                                                                                                             intangibles, goods,
                                                                                                             documents of title,
                                                                                                             instruments,
                                                                                                             securities,
                                                                                                             substitutions, accounts
                                                                                                             receivable, rental and
                                                                                                             loan contracts, all
                                                                                                             personal property
                                                                                                             returned, traded-in or
                                                                                                             repossessed and all
                                                                                                             insurance proceeds and
                                                                                                             any other form of
                                                                                                             proceeds
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer of         Nova Scotia,   Filing under    Comdisco Canada     8/29/01          4499162          All present and after
 Canada, Inc.             Canada       Personal        Ltd.                                                  acquired computers,
                                       Property                                                              peripherals,
                                       Security Act                                                          telecommunications
                                                                                                             devices, cables,
                                                                                                             routers, accessories,
                                                                                                             attachments, hardware,
                                                                                                             software, maintenance
                                                                                                             agreements, licenses,
                                                                                                             and related goods, now
                                                                                                             or hereafter supplied
                                                                                                             by the secured party,
                                                                                                             and all proceeds
                                                                                                             thereof in any form,
                                                                                                             including money,
                                                                                                             chattel paper,
                                                                                                             intangibles, goods,
                                                                                                             documents of title,
                                                                                                             instruments,
                                                                                                             securities,
                                                                                                             substitutions, accounts
                                                                                                             receivable, rental and
                                                                                                             loan contracts, all
                                                                                                             personal property
                                                                                                             returned, traded-in or
                                                                                                             repossessed and all
                                                                                                             insurance proceeds and
                                                                                                             any other form of
                                                                                                             proceeds
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer of         Ontario,       Filing under    Comdisco Canada                      875786643        All present and after
 Canada, Inc.           Canada         Personal        Ltd.                                 20010829         acquired computers,
                                       Property                                             1458 1530        peripherals,
                                       Security Act                                         4315             telecommunications
                                                                                                             devices, cables,
                                                                                                             routers, accessories,
                                                                                                             attachments, hardware,
                                                                                                             software, maintenance
                                                                                                             agreements, licenses,
                                                                                                             and related goods, now
                                                                                                             or hereafter supplied
                                                                                                             by the secured party,
                                                                                                             and all proceeds
                                                                                                             thereof in any form,
                                                                                                             including money,
                                                                                                             chattel paper,
                                                                                                             intangibles, goods,
                                                                                                             document of title,
                                                                                                             instruments,
                                                                                                             securities,
                                                                                                             substitutions, accounts
                                                                                                             receivable, rental and
                                                                                                             loan contracts, all
                                                                                                             personal property
                                                                                                             returned, traded-in or
                                                                                                             repossessed and all
                                                                                                             insurance proceeds and
                                                                                                             any other form of
                                                                                                             proceeds
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Eddie Bauer of        Saskatchewan,   Filing under    Comdisco Canada     8/29/01          117074273        All present and after
 Canada, Inc.          Canada          Personal        Ltd.                                                  acquired computers,
                                       Property                                                              peripherals,
                                       Security Act                                                          telecommunications
                                                                                                             devices, cables,
                                                                                                             routers, accessories,
                                                                                                             attachments, hardware,
                                                                                                             software, maintenance
                                                                                                             agreements, licenses,
                                                                                                             and related goods, now
                                                                                                             or hereafter supplied
                                                                                                             by the secured party,
                                                                                                             and all proceeds
                                                                                                             thereof in any form,
                                                                                                             including money,
                                                                                                             chattel paper,
                                                                                                             intangibles, goods,
                                                                                                             document of title,
                                                                                                             instruments,
                                                                                                             securities,
                                                                                                             substitutions, accounts
                                                                                                             receivable, rental and
                                                                                                             loan contracts, all
                                                                                                             personal property
                                                                                                             returned, traded-in or
                                                                                                             repossessed and all
                                                                                                             insurance proceeds and
                                                                                                             any other form of
                                                                                                             proceeds
------------------------------------------------------------------------------------------------------------------------------------
 New Hampton                 NY        Original        Astoria Federal     3/8/01           046120           All fixtures,
 Realty Corp.                                          Savings and Loan                                      furniture, furnishings,
                                                       Association                                           appliances, equipment
                                                                                                             and any additions and
                                                                                                             substitutions related
                                                                                                             to the real estate at 1
                                                                                                             Commercial Avenue,
                                                                                                             Garden City, New York
                                                                                                             11530
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.    City of Newport Original        Konica Business     9/7/99           10795            Lease: 2028 Konica
                       News, VA                        Machines                                              Copier, lease number:
                                                                                                             8-1522196-000
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          DE        Original        Otto International  3/12/03          30606114         All goods now owned or
                                                       (Hong Kong)                                           hereafter acquired by
                                                       Limited                                               the Debtor on which the
                                                                                                             Secured Party has a
                                                                                                             lien pursuant to
                                                                                                             Section 7 of that
                                                                                                             certain Vendor Payment
                                                                                                             Services Agreement,
                                                                                                             dated September 30,
                                                                                                             2002
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.     Hampton City,  Original        Sanwa Leasing       3/8/99           85348            3 Konica copiers
                             VA                        Corporation
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.     Hampton City,  Original        Fleet Leasing       5/5/99           85587            Konica copiers
                             VA                        Corporation
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.     Hampton City,  Original        Fleet Leasing       4/12/00          86931            Konica copiers
                             VA                        Corporation
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.        New York    Original        Canon Financial     7/17/98          98PN37285        Lease: 1 Colorpass 5000
                         County, NY                    Services
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.       New York     Original        Canon Financial     12/14/98         98PN65650        Lease: 1 Copier
                         County, NY                    Services                                              CLC2400, 1 Film Scanner
                                                                                                             III CLC2400, 1
                                                                                                             Colorpass V80
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.       New York     Original        Canon Financial     3/22/00          00PN14836        Lease: 1 Copier CLC900
                         County, NY                    Services
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.       New York     Original        Canon Financial     7/10/00          00PN33896        Lease: 1 Copier CLC1120
                         County, NY                    Services
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.       New York     Original        Canon Financial     4/23/01          01PN19337        Lease: 1 Colorpass Z40E
                         County, NY                    Services
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          NY        Original        Canon Financial     7/7/98           145408           Colorpass 5000 Lease
                                                       Services, Inc.                                        #001-0082508-002
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          NY        Original        Canon Financial     12/9/98          259331           Copier CLC2400 and Film
                                                       Services, Inc.                                        Scanner III for CLC2400
                                                                                                             Lease #001-0082508-003
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          NY        Original        Canon Financial     3/17/00          053758           Copier CLC900
                                                       Services, Inc.                                        Lease#001-0082508-004
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          NY        Original        Canon Financial     7/3/00           130857           Copier CLC1120
                                                       Services, Inc.                                        Lease#001-0082508-005
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          NY        Original        Canon Financial     4/4/01           065500           Colorpass Z40E
                                                       Services, Inc.                                        Lease#001-0082508-006
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          VA        Original        Sanwa Leasing       3/8/99           9903087018       2230 3 Konica Copiers
                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          VA        Original        Fleet Leasing       4/30/99          9904307227       2 2020 Konica Copiers
                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          VA        Original        Fleet Leasing       9/7/99           9909077209       2020 Konica Copier
                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          VA        Original        Fleet Leasing       4/11/00          0004117151       2130 Konica Copier
                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------
 Newport News, Inc.          VA        Original        Mercantile Safe     3/28/02          0203287141       One Nissan JP60, Serial
                                                       Deposit and Trust                                     Number 900263#
                                                       Company
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel Catalog, Inc.      DE         Original        Otto International  3/12/03          30601206         All goods now owned or
                                                       (Hong Kong)                                           hereafter acquired by
                                                       Limited                                               the Debtor on which the
                                                                                                             Secured Party has a
                                                                                                             lien pursuant to
                                                                                                             Section 7 of
                                                                                                             that certain Vendor
                                                                                                             Payment Services
                                                                                                             Agreement, dated
                                                                                                             September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel Catalog, Inc.      IL         Original        Fleet Capital       1/22/01          004327474        22 Panasonic Fax
 (and Spiegel, Inc.)                                   Leasing                                               Machines (Lease Number
                                                       Technology Finance                                    7-1608786-000)
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel Catalog, Inc.      IL         Original        Fleet Capital       1/22/01          004327475        10 Panasonic Copiers
 (and Spiegel, Inc.)                                   Leasing                                               (Lease Number
                                                       Technology                                            7-1608785-000)
                                                       Finance
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel Catalog, Inc.      IL         Original        Fleet Capital       2/6/01           004336225        16 Hitachi Copiers 1
 (and Spiegel, Inc.)                                   Leasing                                               Micro Hitachi
                                                       Technology                                            Micropress (Lease
                                                       Finance                                               Number 2-1594571-000)
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original - In   Computer Sales      7/12/01          10688494         Lease: In lieu filing
                                       Lieu            International, Inc.                                   for UCC-1 filed in
                                                                                                             Illinois, on 6/26/01,
                                                                                                             Number #4404211 with
                                                                                                             collateral description:
                                                                                                             Lease: computer
                                                                                                             equipment subject to
                                                                                                             Schedule Eight to
                                                                                                             Master Lease 159283
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original - In   Computer Sales      7/18/01          10729702         Lease: In lieu filing
                                       Lieu            International, Inc.                                   for UCC-1 filed in
                                                                                                             Illinois, on 6/26/01,
                                                                                                             Number #4404210 with
                                                                                                             collateral description:
                                                                                                             Lease: computer
                                                                                                             equipment subject to
                                                                                                             Schedule Seven to
                                                                                                             Master Lease 159283
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Marcella            8/31/01          11079321         Marcella Fine Rugs
                                                       Corporation                                           merchandise held by
                                                                                                             debtor on consignment
                                                                                                             and the proceeds and
                                                                                                             collateral therefrom
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        CA Financial        9/7/01           11124929         Debtor grants Secured
                                                       Services                                              Party a security
                                                                                                             interest in Debtor's
                                                                                                             right to use certain
                                                                                                             software under Debtor's
                                                                                                             license agreement with
                                                                                                             Computer Associates
                                                                                                             International Inc. the
                                                                                                             license fee of which
                                                                                                             was financed under
                                                                                                             Installment Payment
                                                                                                             Agreement dated August
                                                                                                             16, 2001 between Debtor
                                                                                                             and Secured Party
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Manufactures        11/14/01         11700173         Equipment Schedule BE
                                                       Bank                                                  dated September 1, 2001
                                                       Midwest                                               between Midwest
                                                       Computer, Inc.                                        Computer, Inc. and
                                                                                                             Spiegel, Inc. and
                                                                                                             Master Lease No. 1041
                                                                                                             dated March 19, 1993
                                                                                                             and the equipment
                                                                                                             described on the
                                                                                                             Schedule attached
                                                                                                             thereto.
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Toshiba America     2/20/02          20635411         19 Toshiba 2060 Copier
                                                       Information Systems                                   Systems 7 Toshiba 7560
                                                                                                             Copier Systems 5
                                                                                                             Toshiba 3560 Copier
                                                                                                             Systems 3 Toshiba 5560
                                                                                                             Copier Systems
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Compaq Financial    2/21/02          20457675         Leased computer
                                                       Services                                              equipment under Master
                                                       Corporation                                           Lease Agreement No.

                                                       Combined Capital I,                                   CC102-0212 dated
                                                       LLC                                                   February 15, 2002
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Sun Microsystems    4/4/02           20839823         All equipment named in
                                                       Finance, A Sun                                        Lease Schedule to
                                                       Microsystems, Inc.                                    Master Lease Agreement
                                                       Business                                              No. 4110171
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Solution            5/28/02          21312465         IBM Hardware: 8QVLCS
                                                       Technology Inc.                                       7040-681-0000 2FIDA
                                                                                                             6QVLCT 7040-510-0000
                                                                                                             2FIBA 8QVLCV
                                                                                                             7040-61R-0000 2FICA
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Fleet Business      6/14/02          21727589         In lieu filing for
                                                       Credit                                                UCC-1 filed in
                                                       Corporation                                           Illinois, on 3/9/99,
                                                                                                             Number #4001366 2 Sun
                                                                                                             Microsystems A25-BA
                                                                                                             Computer Systems
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Assignment      Computer Sales      7/31/02          22016024         None
                                                       International,
                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Solution Technology 6/19/02          21501869         32 Pieces of IBM
                                                       Inc.                                                  Hardware
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Fleet Business      7/19/02          21961519         In lieu filing for
                                                       Credit                                                UCC-1 filed in
                                                       Corporation                                           Illinois, on 1/26/99,
                                                                                                             Number #3978582 56
                                                                                                             pieces of computer
                                                                                                             equipment
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Assignment      Computer Sales      8/30/02          22250029         None
                                                       International,
                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              DE         Original        Solution            2/27/03          30492432         IBM Hardware:
                                                       Technology Inc.                                       3494/D12/83632,
                                                                                                             3494/D12/83632
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Shoe Corporation of  3/27/98         3824739          All footwear at certain
                                                       America, Inc.                                         specific Ultimate
                                                                                                             Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Comdisco, Inc.      4/13/98          003833022        Lease: approximately
                                                                                                             170 pieces of computer
                                                                                                             equipment - Master
                                                                                                             Lease Agreement dated
                                                                                                             as of June 22, 1993
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Amendment                           7/28/98          003886177        Collateral schedule in
                                                                                                             #003833022 replaced to
                                                                                                             be lease of
                                                                                                             approximately 210
                                                                                                             pieces of computer
                                                                                                             equipment
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Assignment      Monroe Bank &       7/28/98          003886178        Assignment of
                                                       Trust                                                 #003886177
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        New England         4/30/98          003843152        Lease: IBM computer
                                                       Capital                                               equipment under Master
                                                       Corporation                                           Lease Agreement dated
                                                                                                             as of June 22, 1993
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Assignment      Comdisco Inc        7/14/99          004062596        Assignment of
                                                                                                             #003843152
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Greatamerica        5/5/98           003845267        Lease: 51 -Panasonic
                                                       Leasing Corp                                          UF880 Laser Faxes
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        GFC Leasing Div of  5/6/98           003845934        Lease: Canon CLC700S,
                                                       Gordon Flesch Co                                      each edit board/20 bin
                                                       Inc                                                   sorter, Color Pass
                                                                                                             5000, token ring board
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        GFC Leasing Div of  5/6/98           003845935        Lease: Canon CLC700S,
                                                       Gordon Flesch Co                                      each edit board/20 bin
                                                       Inc                                                   sorter, Color Pass
                                                                                                             5000, token ring board
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Compaq Capital      7/29/98          003886748        Lease: Compaq computer
                                                       Corp                                                  equipment pursuant to
                                                                                                             Master Lease Agreement
                                                                                                             Number 100057
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Sanwa Leasing       9/1/98           003902134        Lease: 22 7160
                                                       Corp                                                  Panasonic Copiers
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Sanwa Leasing       9/1/98           003902135        Lease: 10 7760
                                                       Corp                                                  Panasonic Copiers
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Newcourt            10/15/98         003924401        Symmetrix 2700 (2),
                                                       Financial USA                                         5000-232 (128),
                                                       Inc.                                                  MEM4096(2), DP-SCDA
                                                                                                             (14), DP-FCD2-MH (2),
                                                                                                             ESP-5700 (1)
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel. Inc.              IL         Assignment      Bane One Leasing    3/9/99           004000985        Assignment of
                                                       Corp                                                  #003924401
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        The CIT Group       12/21/98         003961448        Lease: 445 pieces of
                                                       Equipment                                             computer equipment
                                                       Financing Inc
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Computer Sales      1/26/99          003978582        Lease: 56 pieces of
                                                       International Inc                                     computer equipment
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Hitachi Data        1/29/99          003980829        Lease: all computer
                                                       Systems Credit                                        equipment and
                                                       Corp                                                  peripherals and
                                                                                                             payments due under
                                                                                                             Master Lease Agreement
                                                                                                             No. LMD013
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Canon Financial     2/25/99          003995153        Lease: 1 CLC1000, 1
                                                       Services Inc                                          Colorpass, 1 CP V80,
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Computer Sales      3/9/99           004001366        Lease: 2 Sun
                                                       International Inc                                     Microsystems A25-BA
                                                                                                             Computer Systems
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Computer Sales      4/28/99          004026959        Lease: IBM 9393-T82
                                                       International Inc                                     Ramac Virtual Array
                                                                                                             Storage
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Heller Financial    5/7/99           004032376        Lease: #554195,
                                                       Leasing                                               covering an array of
                                                                                                             computer equipment
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Heller Financial    6/15/99          004051115        Lease: 46 pieces of
                                                       Leasing                                               computer equipment
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Grand National      8/10/99          004078017        1 Nobles Auto Scrubber
                                                       Bank                                                  1 Nobles Speed Shine
                                                                                                             Burnisher
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Advanta Bank Corp   9/1/99           004088269        Lease: covers an array
                                                                                                             of computer equipment
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Dell Financial      9/7/99           004090488        Lease: all computer
                                                       Services Ltd                                          equipment covered under
                                                       Partnership                                           Master Lease Agreement
                                                                                                             #1053657 dated July 20,
                                                                                                             1998
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Pullman Bank &      9/17/99          004095726        Lease: various computer
                                                       Trust Co                                              equipment under
                                                                                                             schedule AM dated May
                                                                                                             16, 1999 to Master
                                                                                                             Equipment Lease
                                                                                                             Agreement No. 1041
                                                                                                             dated 3/19/93
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Pullman Bank &      9/17/99          004095728        Lease: various computer
                                                       Trust Co                                              equipment under
                                                                                                             schedule AN & AO dated
                                                                                                             June 16, 1999 to Master
                                                                                                             Equipment Lease
                                                                                                             Agreement No. 1041
                                                                                                             dated 3/19/93
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Pullman Bank &      9/17/99          004095730        Lease: various computer
                                                       Trust Co                                              equipment under
                                                                                                             schedule AP & AQ dated
                                                                                                             July 16, 1999 to Master
                                                                                                             Equipment Lease
                                                                                                             Agreement No. 1041
                                                                                                             dated 3/19/93
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Pullman Bank &      9/21/99          004096747        Lease: various computer
                                                       Trust Co                                              equipment under
                                                                                                             schedule AE-1 & AL
                                                                                                             dated March 16, 1999
                                                                                                             and AF, AG, AH & AI
                                                                                                             dated March 16, 1998 to
                                                                                                             Master Equipment Lease
                                                                                                             Agreement No. 1041
                                                                                                             dated 3/19/93
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        LaSalle             10/7/99          004105790        Lease: various computer
                                                       Equipment                                             equipment subject to
                                                       Limited                                               Master Lease #440 dated
                                                       Partnership                                           September 1, 1997,
                                                                                                             together with schedule
                                                                                                             #02 dated July 15, 1999
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Assignment      Pullman Bank &      8/31/01          004432413        Assignment of
                                                       Trust Company                                         #004105790
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Norwest Financial   10/29/99         004115689        Graphic Model A2D500-98
                                                       Leasing                                               (2)
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.              IL         Original        Manufacturers       11/23/99         004125221        Lease: various computer
                                                       Bank                                                  equipment under
                                                                                                             schedule AR dated
                                                                                                             September 16, 1999 to
                                                                                                             Master Equipment Lease
                                                                                                             Agreement No. 1041
                                                                                                             dated 3/19/93
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.               IL        Original        Computer Sales      1/14/00          004152890        Lease: (1) EMC 5930-36
                                                       International Inc                                     Sym Frame subject to
                                                                                                             Schedule Four to Master
                                                                                                             Lease 159283
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.               IL        Original        Computer Sales      1/14/00          004152891        Lease: (1) EMC 5930-36
                                                       International, Inc.                                   Sym Frame subject to
                                                                                                             Schedule Five to Master
                                                                                                             Lease 159283
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.               IL        Assignment      New England         3/20/00          004183091        Assignment of
                                                       Capital                                               #004152891
                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.               IL        Assignment      Sovereign Bank      11/6/00          004293078        Assignment of
                                                                                                             #004183091
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.               IL        Original        Computer Sales      6/30/00          004233928        Lease: (4) DP2-FCD2
                                                       International Inc                                     2-Port Fibre Chnl TM
                                                                                                             and (8) FC 30M Cable
                                                                                                             subject to Schedule Six
                                                                                                             to Master Lease 159283
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.               IL        Original        Fleet Capital       2/6/01           004336225        Lease: 16 62N Hitachi
                                                       Leasing                                               Copiers S/N Multiple
                                                       Technology                                            1 Micro Hitachi
                                                       Finance                                               Micropress S/N N/A
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.               IL        Original        Computer Sales      6/25/01          004404210        Lease: computer
                                                       International Inc                                     equipment subject to
                                                                                                             Schedule Seven to
                                                                                                             Master Lease 159283
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.               IL        Original        Computer Sales      6/25/01          004404211        Lease: computer
                                                       International Inc                                     equipment subject to
                                                                                                             Schedule Eight to
                                                                                                             Master Lease 159283
------------------------------------------------------------------------------------------------------------------------------------
 Spiegel, Inc.               IL        Original        Computer Sales      6/25/01          004404212        Lease: computer
                                                       International Inc                                     equipment subject to
                                                                                                             Schedule Nine to Master
                                                                                                             Lease 159283
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       CO        Original        Shoe Corporation    3/27/98          19982020069      All footwear at certain
                                                       of America, Inc.                                      specific Ultimate
                                                                                                             Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       DE        Original        LFD Operating,      8/28/01          11042493         License: All footwear
                                                       Inc.                                                  in the Ultimate Outlet
                                                                                                             stores provided by LFD
                                                                                                             Operating Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       FL        Original        Shoe Corporation    3/27/98          980000067013     All footwear at certain
 and Spiegel Outlet,                                   of America, Inc.                                      specific Ultimate
 Inc.                                                                                                        Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       GA        Original        Shoe Corporation    3/27/98          155-1998-001021  All footwear at certain
                                                       of America                                            specific Ultimate
                                                                                                             Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       IN        Original        Shoe Corporation    3/27/98          2181076          All footwear at certain
                                                       of America                                            specific Ultimate
                                                                                                             Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.    Lafayette    Original        Shoe Corporation    3/30/98          03484            All footwear at certain
 and Spiegel Outlet,      County, MO                   of America                                            specific Ultimate
 Inc.                                                                                                        Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.   Lancaster     Original        Shoe Corporation    11/9/98          51-98-12056      All footwear at certain
 and Spiegel Outlet,     County, PA                    of America                                            specific Ultimate
 Inc.                                                                                                        Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       MI        Original        Shoe Corporation    3/27/98          93093B           All footwear at certain
 and Spiegel Outlet                                    of America, Inc.                                      specific Ultimate
                                                                                                             Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       MN        Original        Shoe Corporation    3/27/98          2023693          All footwear at certain
 and Spiegel Outlet                                    of America, Inc.                                      specific Ultimate
                                                                                                             Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       MO        Original        Shoe Corporation    3/27/98          2896024          All footwear at certain
 and Spiegel Outlet                                    of America, Inc.                                      specific Ultimate
                                                                                                             Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       NV        Original        Shoe Corporation    3/27/98          9804765          All footwear at certain
 and Spiegel Outlet,                                   of America, Inc.                                      specific Ultimate
 Inc.                                                                                                        Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       OH        Original        Shoe Corporation    3/27/98          AP0036636        All footwear at certain
 and Spiegel Outlet,                                   of America, Inc.                                      specific Ultimate
 Inc.                                                                                                        Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
 Ultimate Outlet, Inc.       PA        Original        Shoe Corporation    3/27/98          28730395         All footwear at certain
 and Spiegel Outlet,                                   of America, Inc.                                      specific Ultimate
 Inc.                                                                                                        Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)              JURISDICTION    FILING TYPE     SECURED PARTY       FILING DATE      FILE NUMBER      COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.  Prince William  Original        Shoe Corporation of 4/2/98           98-73818         All footwear at certain
and Spiegel Outlet,    County, VA                      America, Inc.                                         specific Ultimate
Inc.                                                                                                         Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.       TX          Original        Shoe Corporation of 3/27/98          98-060054        All footwear at certain
                                                       America, Inc.                                         specific Ultimate
                                                                                                             Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.       TX          Original        debis Financial     7/9/99           99-140185        All inventory,
                                                       Services, Inc.                                        equipment, accounts,
                                                                                                             contract rights,
                                                                                                             chattel paper,
                                                                                                             documents, general
                                                                                                             intangibles, proceeds
                                                                                                             and products. NOTE:
                                                                                                             debtor is Texas Freight
                                                                                                             Claim Sales, Inc. The
                                                                                                             Ultimate Outlet is
                                                                                                             listed as an additional
                                                                                                             debtor or trade name.
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.      VA          Original        Shoe Corporation of 3/27/98          9803277114       All footwear at certain
                                                       America, Inc.                                         specific Ultimate
                                                                                                             Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.       VA          Original        Shoe Corporation of 4/2/98           055143,          All footwear at certain
                                                       America, Inc.                        Book 39,         specific Ultimate
                                                                                            Page 1683        Outlet locations; exact
                                                                                                             location of collateral
                                                                                                             not disclosed
------------------------------------------------------------------------------------------------------------------------------------

                      TAX LIEN AND JUDGMENT SEARCH RESULTS

          I. SPIEGEL, INC.

    JURISDICTION                  SECURED PARTY            NUMBER         DATE                      COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS
------------------------------------------------------------------------------------------------------------------------------------
                            Jerry Beasley, plaintiff     92-CV-4008     6/17/92   job discrimination-cost taxed for Spiegel Inc.
                                                                                  in the amount of $3,497.65
------------------------------------------------------------------------------------------------------------------------------------
                            Bowen, et al, plaintiffs     92-CV-6887     10/13/92  SEC; transferred to Western District of
                                                                                  Pennsylvania, Pittsburgh, new case no. 93-245
------------------------------------------------------------------------------------------------------------------------------------
DuPage County litigation    Seymour Mann Inc.,           96SC1791       5/6/96    contract; judgment for plaintiff-$737.67
search (as of 5/1/02)       plaintiff
------------------------------------------------------------------------------------------------------------------------------------
                            MLD Inc., plaintiff          O1L 1076       10/12/01  contract, over $50,000
------------------------------------------------------------------------------------------------------------------------------------
DuPage County tax liens     Illinois Dept. of Revenue    R2001-202076   9/21/01   tax, penalty and interest $342,661.16
and judgments (as of
5/1/02)
------------------------------------------------------------------------------------------------------------------------------------

          II. DISTRIBUTION FULFILLMENT SERVICES, INC.

    JURISDICTION                  SECURED PARTY            NUMBER         DATE                      COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------
OHIO
------------------------------------------------------------------------------------------------------------------------------------
U.S. District Court-Ohio    Diana Todd, plaintiff        00-CV-800      7/19/00   Erisa employee retirement-pending suit
Southern federal
litigation search
(as of 4/26/02)
------------------------------------------------------------------------------------------------------------------------------------
Franklin County litigation  Nellie Eyerman, plaintiff    01 CV 3387     4/11/01   workers compensation
search (as of 5/1/02)
------------------------------------------------------------------------------------------------------------------------------------
                            Marvin D. Ellis, plaintiff   01 CV 8031     8/16/01   personal injury
------------------------------------------------------------------------------------------------------------------------------------
                            Marianne Daniels,            01 CV 8862     9/12/01   workers compensation
                            plaintiff
------------------------------------------------------------------------------------------------------------------------------------
                            Annette F. Troutman,         01 CV 8937     9/13/01   workers compensation
                            plaintiff
------------------------------------------------------------------------------------------------------------------------------------

    JURISDICTION                  SECURED PARTY            NUMBER         DATE                      COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------
                            Cynthia L. Nelson,           01 CV 9911     10/10/01  workers compensation
                            plaintiff
------------------------------------------------------------------------------------------------------------------------------------
                            Joan Gates, plaintiff        01 CV 11415    11/16/01  workers compensation
------------------------------------------------------------------------------------------------------------------------------------

          III. EDDIE BAUER, INC.

    JURISDICTION                  SECURED PARTY            NUMBER         DATE                      COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON
------------------------------------------------------------------------------------------------------------------------------------
King County mechanics lien  Enspec Corporation           950726-1074    7/26/95   mechanic lien-$15,935.54
search (as of 4/17/02)
------------------------------------------------------------------------------------------------------------------------------------

                                SCHEDULE 9.19(b)

              EXISTING LIENS ON REAL ESTATE, ACCOUNTS AND INVENTORY

                           DATED AS OF MARCH 17, 2003

DEBTOR(s)                   JURISDICTION    FILING TYPE  SECURED PARTY        FILING DATE  FILE NUMBER  COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Original     Norddeutsche         11/18/93     3946A10      Real Estate, plus
Fulfillment Services,       County, OH                   Landesbank                                     improvements, intangibles,
Inc.                                                     Girozentrale                                   rights to payments and
                                                                                                        deposits, rent, rights of
                                                                                                        Debtor under agreements,
                                                                                                        rights of Debtor to
                                                                                                        specifications and plans,
                                                                                                        all proceeds, etc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Release                           9/14/94      4208E01      Release of equipment
Fulfillment Services,       County, OH                                                                  (described in schedule) and
Inc.                                                                                                    contracts and rights
                                                                                                        thereto, Intellectual
                                                                                                        Property, Deposit Accounts,
                                                                                                        books and records, and
                                                                                                        proceeds from the above
                                                                                                        collateral
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Continuation                      11/18/98     19981118029  Continuation of 3946A10
Fulfillment Services,       County, OH                                                     7003
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Original     Norddeutsche         11/18/93     3946A18      Real Estate, plus
Fulfillment Services,       County, OH                   Landesbank                                     improvements, intangibles,
Inc.                                                     Girozentrale                                   rights to payments and
                                                                                                        deposits, rent, rights of
                                                                                                        Debtor under agreements,
                                                                                                        rights of Debtor to
                                                                                                        specifications and plans,
                                                                                                        all proceeds, etc.
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)                   JURISDICTION    FILING TYPE  SECURED PARTY        FILING DATE  FILE NUMBER  COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Release                           9/14/94      4208E18      Release of equipment
Fulfillment Services,       County, OH                                                                  (described in schedule) and
Inc.                                                                                                    contracts and rights
                                                                                                        thereto, Intellectual
                                                                                                        Property, Deposit Accounts,
                                                                                                        books and records, and
                                                                                                        proceeds from the above
                                                                                                        collateral
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Continuation                      11/18/98     19981118029  Continuation of 3946A18
Fulfillment Services,       County, OH                                                     7005
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Original     Deutsche Bank        11/18/93     3946B06      Real Estate, plus
Fulfillment Services,       County, OH                   AG                                             improvements, intangibles,
Inc.                                                                                                    rights to payments and
                                                                                                        deposits, rent, rights of
                                                                                                        Debtor under agreements,
                                                                                                        rights of Debtor to
                                                                                                        specifications and plans,
                                                                                                        all proceeds, etc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Release                           9/14/94      4208B04      Release of equipment
Fulfillment Services,       County, OH                                                                  (described in schedule) and
Inc.                                                                                                    contracts and rights
                                                                                                        thereto, Intellectual
                                                                                                        Property, Deposit Accounts,
                                                                                                        books and records, and
                                                                                                        proceeds from the above
                                                                                                        collateral
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Continuation                      7/21/98      19987210181  Continuation of 3946B06
Fulfillment Services,       County, OH                                                     816
Inc.
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)                   JURISDICTION    FILING TYPE  SECURED PARTY        FILING DATE  FILE NUMBER  COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Original     Deutsche Bank        11/18/93     3946B14      Real Estate, plus
Fulfillment Services,       County, OH                   AG                                             improvements, intangibles,
Inc.                                                                                                    rights to payments and
                                                                                                        deposits, rent, rights of
                                                                                                        Debtor under agreements,
                                                                                                        rights of Debtor to
                                                                                                        specifications and plans,
                                                                                                        all proceeds, etc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Release                           9/14/94      4208C07      Release of equipment
Fulfillment Services,       County, OH                                                                  (described in schedule) and
Inc.                                                                                                    contracts and rights
                                                                                                        thereto, Intellectual
                                                                                                        Property, Deposit Accounts,
                                                                                                        books and records, and
                                                                                                        proceeds from the above
                                                                                                        collateral
------------------------------------------------------------------------------------------------------------------------------------
Distribution                Franklin        Continuation                      7/21/98      19980721018  Continuation of 3946B14
Fulfillment Services,       County, OH                                                     1518
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                OH              Original     Deutsche Bank        11/18/93     AK60110      Real Estate, together with
Fulfillment Services,                                    AG Chicago                                     all facilities on the Real
Inc.                                                     and/or Cayman                                  Estate, in Groveport, OH
                                                         Islands branch                                 (Franklin County) owned by
                                                                                                        Spiegel Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                OH              Amendment/   Deutsche Bank        9/14/94      9149426805   Release of AK60110 for
Fulfillment Services,                       Release      AG Chicago                                     Equipment, Intellectual
Inc.                                                     and/or Cayman                                  Property Collateral,
                                                         Islands branch                                 Contracts necessary to
                                                                                                        maintain the Equipment, etc.
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)                   JURISDICTION    FILING TYPE  SECURED PARTY        FILING DATE  FILE NUMBER  COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Distribution                OH              Continuation Deutsche Bank AG     7/13/98      19981940180  Continuation of AK60110
Fulfillment Services,                                    Chicago and/or
Inc.                                                     Cayman Islands
                                                         branch
------------------------------------------------------------------------------------------------------------------------------------
Distribution                OH              Original     Norddeutsche         11/18/93     AK60111      Real Estate, together with
Fulfillment Services,                                    Landesbank                                     all facilities on the Real
Inc.                                                     Girozentrale                                   Estate, in Groveport, OH
                                                                                                        (Franklin County) owned by
                                                                                                        Spiegel Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                OH              Release      Norddeutsche         9/14/94      9149426804   Release of AK60111 for
Fulfillment Services,                                    Landesbank                                     Equipment, Intellectual
Inc.                                                     Girozentrale                                   Property Collateral,
                                                                                                        Contracts necessary to
                                                                                                        maintain the Equipment, etc.
------------------------------------------------------------------------------------------------------------------------------------
Distribution                OH              Continuation Norddeutsche         11/12/98     19983160335  Continuation of AK60111
Fulfillment Services,                                    Landesbank
Inc.                                                     Girozentrale
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.           DE              Original     Otto International   3/12/03      30606163     All goods now owned or
                                                         (Hong Kong)                                    hereafter acquired by the
                                                         Limited                                        Debtor on which the Secured
                                                                                                        Party has a lien pursuant to
                                                                                                        Section 7 of that certain
                                                                                                        Vendor Payment Services
                                                                                                        Agreement, dated
                                                                                                        September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer, Inc.           NY              Original     PCM Development      5/27/94      109159       All inventory, equipment,
                                                         Company                                        fixtures, improvement,
                                                                                                        merchandise located in
                                                                                                        Wallkill, NY and proceeds
                                                                                                        and accounts receivable.
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)                   JURISDICTION    FILING TYPE   SECURED PARTY       FILING DATE  FILE NUMBER  COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Newport News, Inc.          DE              Original     Otto International   3/12/03      30606114     All goods now owned or
                                                         (Hong Kong)                                    hereafter acquired by the
                                                         Limited                                        Debtor on which the Secured
                                                                                                        Party has a lien pursuant to
                                                                                                        Section 7 of that certain
                                                                                                        Vendor Payment Services
                                                                                                        Agreement, dated
                                                                                                        September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Spiegel Catalog, Inc.       DE              Original     Otto International   3/12/03      30601206     All goods now owned or
                                                         (Hong Kong)                                    hereafter acquired by the
                                                         Limited                                        Debtor on which the Secured
                                                                                                        Party has a lien pursuant to
                                                                                                        Section 7 of that certain
                                                                                                        Vendor Payment Services
                                                                                                        Agreement, dated
                                                                                                        September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.               DE              Original     Marcella             8/31/01      11079321     Marcella Fine Rugs
                                                         Corporation                                    merchandise held by debtor
                                                                                                        on consignment and the
                                                                                                        proceeds and collateral
                                                                                                        therefrom
------------------------------------------------------------------------------------------------------------------------------------
Spiegel, Inc.               IL              Original     Shoe Corporation     3/27/98      3824739      All footwear at certain
                                                         of America, Inc.                               specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       CO              Original     Shoe Corporation     3/27/98      19982020069  All footwear at certain
                                                         of America, Inc.                               specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)                   JURISDICTION    FILING TYPE  SECURED PARTY        FILING DATE  FILE NUMBER  COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       DE              Original     LFD Operating, Inc.  8/28/01      11042493     License: All footwear in the
                                                                                                        Ultimate Outlet stores
                                                                                                        provided by LFD Operating
                                                                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       FL              Original     Shoe Corporation of  3/27/98      98000006701  All footwear at certain
and Spiegel Outlet,                                      America, Inc.                     3            specific Ultimate Outlet
Inc.                                                                                                    locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       GA              Original     Shoe Corporation of  3/27/98      155-1998-001 All footwear at certain
                                                         America                           021          specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       IN              Original     Shoe Corporation of  3/27/98      2181076      All footwear at certain
                                                         America                                        specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       Lafayette       Original     Shoe Corporation     3/30/98      03484        All footwear at certain
and Spiegel Outlet, Inc.    County, MO                   of America                                     specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       Lancaster       Original     Shoe Corporation     11/9/98      5I-98-12056  All footwear at certain
and Spiegel Outlet,         County, PA                   of America                                     specific Ultimate Outlet
Inc.                                                                                                    locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       MI              Original     Shoe Corporation     3/27/98      93093B       All footwear at certain
and Spiegel Outlet                                       of America, Inc.                               specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)                   JURISDICTION    FILING TYPE   SECURED PARTY       FILING DATE  FILE NUMBER  COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       MI              Original     Superior National    7/17/00      D674841      All assets for debtor
and  Spiegel Outlet, Inc.                                Bank & Trust Company                           whether now owned or
                                                                                                        hereafter acquired, all
                                                                                                        inventory, equipment,
                                                                                                        accounts, general
                                                                                                        intangibles.
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       MN              Original     Shoe Corporation of  3/27/98      2023693      All footwear at certain
and Spiegel Outlet                                       America, Inc.                                  specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       MO              Original     Shoe Corporation of  3/27/98      2896024      All footwear at certain
and Spiegel Outlet                                       America, Inc.                                  specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       NV              Original     Shoe Corporation of  3/27/98      9804765      All footwear at certain
and Spiegel Outlet, Inc.                                 America, Inc.                                  specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       OH              Original     Shoe Corporation of  3/27/98      AP0036636    All footwear at certain
and Spiegel Outlet, Inc.                                 America, Inc.                                  specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       PA              Original     Shoe Corporation of  3/27/98      28730395     All footwear at certain
and Spiegel Outlet, Inc.                                 America, Inc.                                  specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       Prince          Original     Shoe Corporation of  4/2/98       98-73818     All footwear at certain
and Spiegel Outlet, Inc.    William                      America, Inc.                                  specific Ultimate Outlet
                            County, VA                                                                  locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR(s)                   JURISDICTION    FILING TYPE  SECURED PARTY        FILING DATE  FILE NUMBER  COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.        TX              Original     Shoe Corporation     3/27/98      98-060054    All footwear at certain
                                                         of America, Inc.                               specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.        TX              Original     debis Financial      7/9/99       99-140185    All inventory, equipment,
                                                         Services, Inc.                                 accounts, contract rights,
                                                                                                        chattel paper, documents,
                                                                                                        general intangibles,
                                                                                                        proceeds and products.
                                                                                                        NOTE: debtor is Texas
                                                                                                        Freight Claim Sales, Inc.
                                                                                                        The Ultimate Outlet is
                                                                                                        listed as an additional
                                                                                                        debtor or trade name.
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet, Inc.       VA              Original     Shoe Corporation     3/27/98      9803277114   All footwear at certain
                                                         of America, Inc.                               specific Ultimate Outlet
                                                                                                        locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Outlet Inc.        VA              Original     Shoe Corporation     4/2/98       055143,      All footwear at certain
                                                         of America, Inc.                  Book 39,     specific Ultimate Outlet
                                                                                           Page 1683    locations; exact location of
                                                                                                        collateral not disclosed
------------------------------------------------------------------------------------------------------------------------------------

                                SCHEDULE 10.1(m)

                           GOOD STANDING CERTIFICATES

         BORROWER                                     JURISDICTION
--------------------------------------------------------------------------------
Distribution Fulfillment                    DE, OH
Services, Inc. (DFS)
--------------------------------------------------------------------------------
Eddie Bauer, Inc.                           DE, OH, IL, VA, WA, CA, MI, NY,
                                            PA, TX
--------------------------------------------------------------------------------
Eddie Bauer Diversified Sales,              DE
LLC
--------------------------------------------------------------------------------
Eddie Bauer International                   DE
Development, LLC
--------------------------------------------------------------------------------
Eddie Bauer Services, LLC                   OH
--------------------------------------------------------------------------------
Gemini Credit Services, Inc.                DE
--------------------------------------------------------------------------------
New Hampton Realty Corp.                    DE, VA
--------------------------------------------------------------------------------
Newport News, Inc.                          DE, VA
--------------------------------------------------------------------------------
Newport News Services, LLC                  OH
--------------------------------------------------------------------------------
Retailer Financial Products, Inc.           DE
--------------------------------------------------------------------------------
Spiegel, Inc.                               DE, IL, OH
--------------------------------------------------------------------------------
Spiegel Catalog, Inc.                       DE, OH
--------------------------------------------------------------------------------
Spiegel Catalog Services, LLC               OH
--------------------------------------------------------------------------------
Spiegel Group Teleservices, Inc.            IL
--------------------------------------------------------------------------------
Spiegel Management Group, Inc.              DE
--------------------------------------------------------------------------------

         BORROWER                                     JURISDICTION
--------------------------------------------------------------------------------
Spiegel Marketing Corporation               DE
--------------------------------------------------------------------------------
Spiegel Publishing Co                       IL
--------------------------------------------------------------------------------
Ultimate Outlet Inc.                        DE, IL
--------------------------------------------------------------------------------

                                        2